As filed with the Securities and Exchange Commission on April 30, 2025

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

PGIM Private Credit Fund

(Exact name of registrant as specified in charter)

655 Broad Street, Newark, NJ 07102-4410

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (973) 802-5032

Claudia DiGiacomo, Esq.

PGIM Investments LLC

655 Broad Street, Newark, NJ 07102-4410

(Name and Address of Agent for Service)

COPIES TO:

Benjamin C. Wells, Esq. Jacqueline Edwards, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☒	immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on (date) pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note

Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to the Registration Statement File No. 333-268093, dated November 1, 2022, as amended, previously filed by PGIM Private Credit Fund (the “Registrant”) on Form N-2 (the “Prior Registration Statement”). This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. No new interests in the Registrant are being registered by this filing and the registration fee was paid in connection with the Prior Registration Statement. Pursuant to the Prior Registration Statement, a total of $2,500,000,000 common shares of beneficial interest, par value $0.001 per share, were previously registered.

Prospectus

PGIM Private Credit Fund

CLASS S COMMON SHARES

CLASS D COMMON SHARES

CLASS I COMMON SHARES

Maximum Offering of $2,500,000,000

PGIM Private Credit Fund (the "Fund") is a Delaware statutory trust that invests primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). The Fund is a recently organized, non-diversified, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has elected to be treated, and intends to qualify each taxable year, as a regulated investment company ("RIC") for U.S. federal income tax purposes as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

PGIM Investments LLC (the "Manager" or "PGIM Investments") serves as the investment manager to the Fund. The Manager has engaged PGIM, Inc. ("PGIM") as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Private Capital ("PPC"), the private credit arm of PGIM. PGIM has engaged Deerpath Capital Management, LP ("Deerpath") as subadviser to manage a portion of the direct lending investments for the Fund. In addition, the Manager has engaged PGIM Fixed Income, the primary fixed income asset management unit of PGIM (together with PPC and Deerpath, the "Subadvisers") to invest in broadly syndicated loans for liquidity purposes. PPC, subject to the supervision and direction of the Manager and the Board of Trustees, determines the allocation among the Subadvisers. The Fund’s investment objective is to seek to generate current income and, to a lesser extent, long-term capital appreciation.

The Fund is offering on a continuous basis up to $2,500,000,000 of common shares of beneficial interest ("Common Shares"). The Fund is offering to sell any combination of three classes of Common Shares—Class S shares, Class D shares and Class I shares—with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares will equal the Fund’s net asset value ("NAV") per share, as of the effective date of the monthly share purchase date. This is a "best efforts" offering, which means that Prudential Investment Management Services, LLC, the principal underwriter and distributor of the Fund’s Common Shares (the "Intermediary Manager") for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in the Fund’s Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

Investing in the Fund’s Common Shares involves a high degree of risk. See "Risk Factors" beginning on page 24 of this prospectus.

(continued on inside front cover)

The date of this prospectus is April 30, 2025

(continued from previous page)

Also consider the following:

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This investment involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment. See “Risk Factors.”
•
The Fund has a limited operating history and there is no assurance that it will achieve its investment objective.
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This is a “blind pool” offering and thus you will not have the opportunity to evaluate the Fund’s investments before it makes them.
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You should not expect to be able to sell your shares regardless of how the Fund performs.
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You should consider that you may not have access to the money you invest for an extended period of time.
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The Fund does not intend to list its shares on any securities exchange, and a secondary market is not expected to develop in the Fund’s shares prior to any listing.
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Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.
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The Fund has implemented a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. As a result, the Fund cannot guarantee that share repurchases will be available each quarter.
•
An investment in the Fund’s Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
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You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
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Because the incentive fee is based on the performance of the Fund’s portfolio, the Manager or Subadvisers may be incentivized to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
•
The Fund cannot guarantee that it will make distributions, and if it does, it may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although the Fund generally expects to fund distributions from cash flow from operations, it has not established limits on the amounts it may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
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Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Manager or its affiliates, that may be subject to reimbursement to the Manager or its affiliates. The repayment of any amounts owed to the Manager or its affiliates will reduce future distributions to which you would otherwise be entitled.
•
The Fund uses and intends to continue to use leverage, which will magnify the potential for loss on amounts invested in the Fund.
•
The Fund qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and the Fund cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its Common Shares less attractive to investors.
•
The Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering	$2,500,000,000	$2,500,000,000
Class S Shares, per Share	$25.42	$25.42
Class D Shares, per Share	$25.41	$25.41
Class I Shares, per Share	$24.94	$24.94

(1)
Shares of each class of the Common Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class at that time. Information in the table reflects the current offering price per share of each class as of February 28, 2025.
(2)
Neither the Fund nor the Intermediary Manager charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, however, if an investor buys Class S shares or Class D shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. The Fund pays the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (i) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (ii) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of the Fund’s investments. The Fund also pays or reimburses certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. The Fund also files periodic and current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 655 Broad Street, Newark, NJ 07102-4410 or calling us at (844) 753-6354. The SEC also maintains a website at http://www.sec.gov that contains this information.

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. The Fund has established financial suitability standards for shareholders in this offering which require that a purchaser of shares have either:

•
a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•
a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, the Fund will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in the Fund will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in the Fund and its affiliates.

California—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $100,000 and annual gross income of $85,000 or (b) a liquid net worth of $350,000. For this purpose, the net worth shall be determined exclusive of home, home furnishing and automobiles. Assets shall be valued at fair market value.

Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Purchasers who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.

Kansas—The Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in the Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—Massachusetts residents must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts resident's investment in the Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

Missouri—In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.

Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are

i

accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in the Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and the Fund may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of the Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in the Fund.

Ohio—Purchasers residing in Ohio may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded BDCs. For purposes of Ohio’s suitability standard, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Regulation D under the Securities Act.

Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in the Fund.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in the Fund and its affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in the Fund, its affiliates and other non- traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in the Fund.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Manager, those selling shares on the Fund’s behalf, and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in the Fund’s shares is suitable and appropriate for each investor. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective investor, as well as any other pertinent factors. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

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meets the minimum income and net worth standards established in the investor’s state;
•
can reasonably benefit from an investment in the Fund’s Common Shares based on the investor’s overall investment objectives and portfolio structure;

•
is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
•
has an apparent understanding of the following:
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the fundamental risks of the investment;
•
the risk that the investor may lose its entire investment;
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the lack of liquidity of the Fund’s shares;
•
the background and qualification of the Manager; and
•
the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, the Fund’s shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker- dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which are referred to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

The Fund will disclose the NAV per share of each class of Common Shares for each month when available on its website at https://www.pgim.com/privatecredit. Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to PGIM Private Credit Fund. Unless otherwise noted, numerical information relating to PGIM is approximate as of December 31, 2024.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about the Fund’s business, including, in particular, statements about the Fund’s plans, strategies and objectives. You can generally identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include the Fund’s plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans, which the Fund considers to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that the Fund believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, the Fund does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

v

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:

What is PGIM Private Credit Fund?

A:

PGIM Private Credit Fund (the "Fund") is a Delaware statutory trust that invests primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). The Fund is a recently organized, non-diversified, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has elected to be treated, and intends to qualify each taxable year, as a regulated investment company ("RIC") for U.S. federal income tax purposes as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

PGIM Investments LLC (the "Manager," "PGIM Investments" or the "Valuation Designee") serves as the investment manager to the Fund and has engaged PGIM, Inc. ("PGIM") as subadviser to provide day-to-day management of the Fund's portfolio, primarily through PGIM Private Capital ("PPC"), the private credit arm of PGIM. PGIM has engaged Deerpath Capital Management, LP ("Deerpath") as subadviser to manage a portion of the direct lending investments for the Fund. In addition, the Manager has engaged PGIM Fixed Income, the primary fixed income asset management unit of PGIM (together with PPC and Deerpath, the "Subadvisers") to invest in broadly syndicated loans for liquidity purposes. PPC, subject to the supervision and direction of the Manager and the Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees”), determines the allocation among the Subadvisers.

Q:

Who is the Manager?

A:

PGIM Investments, an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential") and a registered investment adviser, is the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments' principal address is 655 Broad Street, Newark, NJ 07102‑4410. PGIM Investments serves as investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of December 31, 2024, PGIM Investments’ total assets under management were approximately $311.11 billion.

Q:	Who are the Subadvisers?
A:

Prudential's investment management business, PGIM, is one of the top asset managers worldwide, managing more than $1.38 trillion of assets as of December 31, 2024 and providing deep asset class expertise to meet its clients’ investment objectives. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984.

Established in 1925, PPC is a leading source of private debt for public and private companies and is the private credit arm of PGIM. As of December 31, 2024, PPC managed a $106.6 billion portfolio of private placements, loans and mezzanine investments through its 15 regional offices throughout North America, Europe and Australia. The business is supported by 206 professionals globally. Deerpath, founded in 2007, is a direct lending firm specializing in providing cash-flow based first lien, senior secured loans to U.S. based lower middle market companies. Deerpath is an indirect, majority-owned subsidiary of Prudential. As of December 31, 2024, Deerpath managed more than $8.0 billion of assets. Deerpath employs approximately 100 professionals across 8 global offices.

PGIM Fixed Income is a global asset manager offering a range of fixed income strategies and products with $837 billion in assets under management as of December 31, 2024. PGIM Fixed Income is headquartered in Newark, New Jersey, U.S.A. with affiliated offices across the globe including Amsterdam, Hong Kong, London, Munich, Paris, Singapore, Stockholm, Sydney, Tokyo and Zurich.

Q:	What is the Fund’s investment objective?

A:

The Fund’s investment objective is to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board of Trustees without shareholder approval.

Q:

What is the Fund’s investment strategy?

A:

The Fund seeks to meet its investment objective by investing primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States, as well as up to 30% of total assets in other countries (primarily Canada, Europe, Australia and Latin America). Emphasis will be placed on companies with value-added businesses in narrowly defined and defensive market sectors, and with the exception of collateral-backed transactions, companies capable of healthy free cash flow generation. PPC and Deerpath (collectively, the "Private Credit Subadvisers") also look for strong management teams with demonstrated track records and significant personal economic stakes in their companies’ success. The Private Credit Subadvisers will conduct research and due diligence review on each potential investment, utilizing their network of contacts to understand and analyze the particular industry, company and management team in addition to third party confirmatory diligence from a wide range of advisors performing such services as financial/accounting due diligence, commercial/market due diligence, channel checks/customer references, insurance, technology, legal, tax and background checks. After closing an investment, the Private Credit Subadvisers continue to work actively with their portfolio companies, including an active dialogue with management and intensive monitoring of financial performance. The Fund’s portfolio management will be led by the Private Credit Subadvisers’ dedicated teams and supplemented by robust technology and access to the Private Credit Subadvisers’ captive, deeply experienced functional resources, including workouts teams

The Fund’s strategy implements six key tenets:

•
Focus on middle market companies that the Private Credit Subadvisers believe to be more differentiated and less competitive than the broader capital markets;
•
Broad sourcing capabilities, to enable selectivity and portfolio diversification among both loans that involve private equity sponsors and non-sponsored loans;
•
Disciplined and consistent underwriting through cycles, to manage credit risk;
•
Focus on core credit and loss mitigation, to seek consistent returns;
•
Lead or significant role in financings, to control the Fund’s investment outcomes; and
•
Active portfolio management, where the Private Credit Subadvisers’ influence is a driver of return.

Utilizing this strategy, the Fund structures its investments seeking contractual debt repayment and risk reduction features, typically first-priority senior secured ranking in the capital structure, and maintenance covenant(s) and terms protections. The Fund will have a limited basket for second lien loans focused on transactions with true collateral coverage, expected to be no more than 20% of total invested capital in senior secured second and third lien loans and unsecured loans. To manage its liquidity needs, from time to time the Fund also invests a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments.

Q:

What types of investments does the Fund make?

A:

Under normal circumstances, the Fund invests at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. The Fund considers private credit investments to include loans, bonds and other credit instruments that are issued in private offerings or issued by private companies. Under normal circumstances, it is expected that the Fund will primarily be invested in privately originated and privately negotiated investments, predominantly direct lending to U.S. middle market companies, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America) through (i) first lien senior secured loans (including club deals by a small group of investment firms), and (ii) with not more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans. The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments.

The Fund primarily seeks investments in middle market companies predominantly located in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). The Fund’s philosophy is to provide investors with superior geographic diversification. Through their multiple regional offices, the Private Credit Subadvisers can effectively cover the middle market and diversify the Fund's investments across the entire United States. In addition, through PPC's international offices the Fund can obtain international exposure. Non-U.S. investments have grown in recent years in conjunction with PPC's non-U.S. office expansion, especially in Europe. PPC, in particular, has been focused on achieving the same underwriting characteristics of U.S. deals in non-U.S. opportunities, especially in the United Kingdom, where creditor rights are very strong.

The loans in which the Fund invests will generally pay floating interest rates tied to the Secured Overnight Financing Rate (“SOFR”) (or the local equivalent, e.g., the Sterling Overnight Index Average (“SONIA”), the Euro Interbank Offered Rate (“EURIBOR”) or the Bank Bill Swap rate (“BBSW”)) plus a fixed credit spread. The reference rate is often supported by a minimum base rate floor (e.g., 1.0% in the case of SOFR loan), which further protects yields during periods of low rates and monetary easing. We believe floating rate loans can create a natural inflation hedge on returns for the Fund’s investors as interest rates often rise during periods of inflation.

The privately originated and privately negotiated senior secured loans in which the Fund invests generally have stated terms of five- to six-years, but the expected average life of such loans is generally three years in practice. It is expected that most of the Fund’s privately originated debt investments will be unrated. The Fund’s debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by Standard & Poor’s Ratings Services).

The Fund expects to participate in “sponsored transactions” where the Fund provides a loan in connection with a company that is owned by a private equity sponsor as well as “non-sponsored transactions,” where the Fund makes a loan to a company that is not owned by a private equity firm. In “non-sponsored transactions”, the Fund works with an owner/management team directly. The Private Credit Subadvisers have the resources to efficiently identify and manage such investments in a sustained way.

The Fund expects to hedge most of the risk of foreign currency fluctuations on the non-U.S. cash receipts that would flow from its non-U.S. investments, including by funding such investments with borrowings denominated in the relevant foreign currency or through other hedging techniques (including the use of foreign exchange forward contracts or swaps), subject to the requirements of the 1940 Act. There is uncertainty regarding the timing and amounts of those future cash flows, and the Fund’s strategies for hedging transactions are subject to inherent imperfections. As such, the full risk of currency fluctuations will not be eliminated and the Fund may be exposed to additional risk of loss. There can be no guarantee that instruments suitable for hedging will be available at the time when the Fund wishes to use them. Certain of the Fund’s hedging transactions may be undertaken through brokers, banks or other organizations, and the Fund will be subject to risk of default or insolvency of such counterparties. In such event, there can be no assurance that any money advanced to or obligations from these counterparties would be repaid or that the Fund would have any recourse in the event of default. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

The Fund’s investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

Q:

What strengths does PPC offer?

A:

As of December 31, 2024, PPC managed a $106.6 billion portfolio of private placements, loans and mezzanine investments through its 15 regional offices throughout North America, Europe and Australia. The business is supported by 206 investment professionals located in cities across the globe. PPC is a key player in the direct lending asset class, stemming from (i) conservative underwriting, principally driven by seeking borrowers with lower leverage profiles, and (ii) strong capabilities to reduce losses and maximize post- default recovery ratios, which are derived from a disciplined approach to covenants and terms coupled with an active portfolio management strategy, including an experienced workouts team.

PPC believes that the following strengths distinguish PPC as an investment subadviser:

•
Experienced Subadviser. PPC has invested in the direct lending asset class since 2000, and during that time, has employed a consistent investment strategy with long continuity of its investment professionals. PPC believes its depth and experience are important and distinct attributes offered to investors. Members of PPC’s direct lending investment committee (the “PPC Investment Committee”) have on average 31 years of private market experience and PPC’s other regional and product Managing Directors (excluding the investment committee) have been with PPC for an average of 22 years.

•
Scale of Operations. As of December 31, 2024, PPC manages a portfolio in excess of $106.6 billion in private capital spread across 1,100 companies in numerous industries and geographies and across the risk spectrum. This scale allows PPC to have a broad view of the debt markets, to research and analyze prospective investments effectively and to cast a wide sourcing net across the middle market.
•
Global Network. PPC maintains a regional office network across North America, Europe and Australia that includes 15 offices and 206 investment professionals. PPC believes that this broad network provides the Fund with consistent access to deals both on a non-sponsored and sponsored basis and both industry and geographic diversification for its investors.
•
Differentiated Origination. PPC’s direct lending strategy fully utilizes its global regional office network, to increase penetration of geographic regions and deal sources. PPC has developed strong relationships with middle market companies through its large portfolio of over 1,100 companies worldwide and its active calling efforts. These relationships provide PPC with access to potential transactions at an early stage in a company’s search for capital. PPC also has a wide network of relationships with regional and national intermediaries and with middle market private equity sponsors who provide a range of deal flow.
•
Disciplined Credit Culture. PPC employs a cycle-tested, disciplined credit culture by focusing on true first lien, senior secured credit risk with conservative underwriting leverage. PPC focuses on industries that it believes are well established and on companies operating in value-added, defensible niches, with longer revenue life-cycles and stable cash flows. Transactions are generally structured with modest leverage, maintenance covenant(s), limitations on equity distributions and are generally issued at the primary operating company level with structural priority.
•
Detailed Portfolio Management. Once a transaction closes, PPC works actively with portfolio companies. The team diligently monitors the portfolio company through the review of monthly or quarterly financial statements that are incorporated into PPC’s internal tracking model. Additionally, PPC conducts thorough semi-annual reviews of each individual portfolio company. This review is an in-depth analysis of the recent performance trends of each portfolio company. PPC also has direct dialogue with the portfolio company’s management team and/or private equity sponsor, which allows PPC to ask questions and receive real-time commentary on performance on an as needed basis. Semi- annual reviews are supplemented by quarterly valuations. Through these recurring processes, PPC seeks to monitor changes in performance that might adversely affect the portfolio company’s ability to service its debt and provide an early warning system to identify investments requiring more oversight.
•
PPC Track Record. Since PPC’s inception in 2000, and as of December 31, 2024, PPC has invested $10.3 billion in 298 direct lending transactions.

Q:

What strengths does Deerpath offer?

A:

Founded in 2007, Deerpath is an indirect, majority-owned subsidiary of Prudential. Deerpath specializes in providing cash-flow based first lien, senior secured loans to lower middle market companies based primarily in the U.S. There is a particular emphasis on investing in companies controlled by private equity sponsors. As of December 31, 2024, Deerpath had more than $8.0 billion of assets under management and employed approximately 100 professionals across 8 global offices. Deerpath is a leader in its market and employs a business model designed to build a differentiated loan portfolio. Deerpath’s investment selection criteria emphasizes (i) high quality underlying businesses, (ii) conservative first lien senior loan structures with low leverage and loan-to-value levels, (iii) strong loan protections including maintenance covenant(s) and (iv) private equity sponsorship. Deerpath has strong capabilities to reduce losses and maximize post- default recovery ratios. These capabilities are derived from Deerpath’s disciplined investment selection criteria coupled with an active portfolio management strategy, including an experienced investment restructuring team.

Deerpath believes that the following strengths distinguish it as an investment subadviser:

•
Strategic Focus. Deerpath employs a single investment strategy of direct lending to U.S. lower middle market, private equity sponsored companies. Deerpath’s target market includes borrowers having enterprise values between $50 million and $250 million, EBITDA between $5 million and $25 million, and loan sizes ranging from $25 million to $125 million. As of December 31, 2024, approximately 99% of Deerpath’s investments were sponsored transactions.
•
Experienced Subadviser. Deerpath has invested in the direct lending asset class since 2007 and during that time has employed the same investment strategy. This strategy has been executed by a team of seasoned investment professionals. Deerpath believes its depth and experience are important and distinct attributes offered to investors.

The members of the Deerpath Invsetment Committee (the "Deerpath Investment Committee") have an average of 25 years of industry experience.
•
Scale of Operations. As of December 31, 2024, Deerpath managed more than $8 billion in private capital invested across a diverse list of industries spread throughout the United States. Since its inception in 2007, and as of December 31, 2024, Deerpath had invested $12.5 billion in more than 1,100 direct lending transactions. This scale allows Deerpath to have a broad view of its target market, to research and analyze prospective investments effectively and to cast a wide sourcing net across its target market.
•
Differentiated Origination. Deerpath sources new investment opportunities through three primary channels: private equity sponsors, investment bankers and Deerpath’s existing portfolio. Deerpath maintains a wide sourcing platform through five regional teams. These teams actively cover more than 400 private equity sponsors and numerous investment bankers that participate in the lower middle market. Having operated in the same market since inception, Deerpath believes its broad network of deep relationships provides it with superior access to private equity sponsored deals. This allows Deerpath to be highly selective in the underwriting process, and provides sponsor, industry and geographic diversification to its investors.
•
Disciplined Credit Culture. Deerpath employs a cycle-tested, disciplined credit culture focused on true first lien, senior secured credit risk with conservative underwriting parameters. Deerpath favors well understood businesses that exhibit enduring demand over economic cycles, have diversity across customers, products and suppliers, generate consistent cash flows and thus have a long operating history that can be thoroughly underwritten. Transactions are generally structured with modest leverage, maintenance covenant(s), limitations on equity distributions and are generally issued at the primary operating company level with structural priority.
•
Detailed Portfolio Management. Once a transaction closes, Deerpath's Portfolio Reporting & Analysis Team works actively with portfolio companies. The team diligently assists in the monitoring of portfolio company performance through the review of monthly and/or quarterly financial statements and quarterly covenant compliance certificates which are maintained in Deerpath’s portfolio monitoring system. Deerpath also has direct dialogue with its portfolio companies’ management teams and/or private equity sponsors, which allows it to ask questions and receive real-time information on performance on an as needed basis. The deal teams meet weekly with Deerpath’s leadership to address any pending issues or opportunities. Through these recurring processes, Deerpath seeks to monitor changes in performance that might adversely affect a portfolio company’s ability to service its debt and provide an early warning system to identify investments requiring more oversight.

Q:

What is the market opportunity?

A:

The Fund believes direct lending investments, whereby the Fund will provide loans to middle-market companies, offer opportunity for attractive risk adjusted returns. These loans are generally held to maturity or until they are refinanced by the borrower. The proceeds from these loans may be used for various purposes, depending on the terms of the specific loan.

The direct lending market is generally a leveraged buyout-driven, private equity-led market, which is driven by sponsored deal flow, estimated at 80%+ of the market, yet fundamentally relies on privately placed credit and terms underwriting negotiated directly with the issuer without an intermediary. However, direct lending is also used for refinancings, recapitalizations, growth financings and strategic acquisitions not involving private equity firms, also known as non-sponsored transactions. The Fund believes it is well positioned to source non-buyout deals through its direct access to companies in the middle market and comfort and experience dealing with non-sponsored transactions.

Direct lending is widely utilized in the middle market, which is characterized by a large number of target companies and lower penetration by large financial buyers and intermediaries. As a result, leverage levels, or the amount of debt on balance sheets, of borrowers tend to be lower than large capitalization transactions found in the broadly syndicated leveraged loan market.

Unlike many private equity investments, direct lending investments are typically not as dependent upon “exits” to generate liquidity. This is particularly attractive given the volatility of the M&A and initial public offering (“IPO”) markets and greater sensitivity to valuations in an equity investment versus a debt investment. Direct lending investments can be monetized through any combination of refinancings, recapitalizations, sales of companies, merger events, IPOs/public offerings and liquidations.

As a result of these dynamics, the Fund’s investment philosophy in direct lending is reinforced. The Fund focuses on leveraging its unique origination network to produce a diverse portfolio of both non-sponsored, non-change of control loans coupled with a selective approach to sponsored loans. This origination strategy is broadly focused on middle market borrowers in the United

States between $5-$75 million of EBITDA. PPC believes their non-sponsored origination capability offers diversification and differentiation to the portfolio with those borrowers typically sized between $25-$75 million of EBITDA. PPC believes the size and longevity of these borrowers more than offset non-sponsored risk (i.e., lack of equity fund capital/governance). PPC and Deerpath are also leading sponsored direct lenders, focused on the core and lower middle market with borrowers typically ranging from $10-$50 million of EBITDA, and $5-$25 million of EBITDA, respectively. On the lower end of this range, smaller company risk is offset by equity contribution and sponsor governance. In the majority of their financings, the Private Credit Subadvisers typically seek to be sole, lead, or co-lead lenders to exert control and influence over terms, relationship management, and investment outcome.

This origination approach has enabled the Fund to continue to grow its direct lending investment pace while also remaining disciplined on risk credit underwriting. The Fund maintains its investment discipline in directly originated loans by:

•
Focusing on first lien senior secured loans, which generally provides for lower rates of defaults and higher recoveries;
•
Seeking deals with maintenance covenant(s) and terms protection for equity friendly events;
•
Average entry leverage of less than 4.5x debt to EBITDA and less than 50% LTV (Loan to Enterprise Value);
•
Maintaining origination capabilities through its regional-office network allowing it to be selective; and
•
Deploying an underwriting process resulting in selective investment decisions.

Q:

Why does the Fund intend to invest in liquid credit investments as part of its strategy?

A:

The Manager believes that the Fund’s liquid credit investments will help maintain liquidity to satisfy any share repurchases the Fund makes and manage cash before investing subscription proceeds into senior loans while also seeking attractive investment returns. Liquid credit investments generally can be sold or disposed of in seven calendar days or less. These investments are expected to enhance the Fund’s risk/return profile and serve as a source of liquidity for the Fund.

Q:	How do the Private Credit Subadvisers identify investments?
A:

The Private Credit Subadvisers are of the view that an essential part of the performance of a direct lending fund is the ability to consistently source attractive deal flow. The Private Credit Subadvisers' deal flow origination strategies utilize their regional office network to more fully penetrate geographic regions and deal sources. The Private Credit Subadvisers have developed strong relationships with middle market companies through their large portfolios and their active calling efforts. These relationships often provide the Private Credit Subadvisers with access to potential transactions at an early stage in a company’s search for capital. The Private Credit Subadvisers also have a wide network of relationships with regional and national intermediaries and with middle market private equity sponsors that provide a range of deal flow. We believe that the Private Credit Subadvisers' reputations as consistent sources of capital amongst intermediaries and sponsors reflect favorably upon these deal sources, often resulting in the Private Credit Subadvisers having a first look at transactions. The Fund has not historically paid for referrals of investment opportunities by Prudential personnel, affiliates, or third parties.

Q:	Does the Fund use leverage?
A:

Yes. To seek to enhance returns, the Fund employs leverage as market conditions permit and at the discretion of PPC, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows the Fund to borrow up to a 2:1 debt to equity ratio. The Fund uses leverage in the form of borrowings, including loans from certain financial institutions and unsecured debt issuances. The Fund may also use leverage in the form of the issuance of preferred shares, but does not currently intend to do so. Under the terms of the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Board of Trustees may authorize the Fund to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. In determining whether to borrow money or issue debt, PPC will analyze, as applicable, the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund’s investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”

Q:	How does the Fund allocate investment opportunities?

A:

The Manager, the Subadvisers and their respective affiliates may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Prudential may establish.

The Subadvisers will share any investment and sale opportunities with their other clients and the Fund in accordance with the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and their allocation policies.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”) that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager or Subadvisers and certain public or private funds managed by the Manager or Subadvisers and their affiliates, subject to certain terms and conditions.

Q:

How is an investment in the Common Shares different from an investment in listed BDCs?

A:

An investment in the Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•
Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. The Fund will price its shares at their net asset value (“NAV”) per share. The estimated value of the Fund’s assets and liabilities will be used to determine the Fund’s NAV. The NAV of non-traded BDCs may be subject to volatility related to the values of their underlying assets.
•
An investment in the Fund’s shares has limited or no liquidity outside of the Fund’s share repurchase program and the share repurchase program may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
•
Some listed BDCs are often self-managed, whereas the Fund’s investment operations are managed by the Manager and Subadvisers.
•
Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than the Fund has. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.
•
Unlike the offering of a listed BDC, this offering is registered in every state in which the Fund offers and sells shares. As a result, certain limits are included in the Fund’s governing documents that are not typically provided for in the charter of a listed BDC. For example, the Fund’s charter limits the fees the Fund may pay to the Manager. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its Board of Trustees, audit committee, Independent Trustee oversight of executive compensation and the Trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.
•
Although the Fund expects to follow many of these same governance guidelines, there is no requirement that the Fund do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your shares be appropriate?
A:

An investment in the Fund’s shares may be appropriate for you if you:

•
meet the minimum suitability standards described above under “Suitability Standards;”
•
seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
•
seek to receive current income through regular distribution payments;

•
wish to obtain the potential benefit of long-term capital appreciation; and
•
are able to hold your shares as a long-term investment and do not need liquidity from your investment quickly in the near future.

The Fund cannot assure you that an investment in the Fund’s shares will allow you to realize any of these objectives. An investment in Fund shares is only intended for investors who do not need the ability to sell their shares quickly in the future since the Fund is not obligated to offer to repurchase any of its Common Shares in any particular quarter in the Fund’s discretion. See “Share Repurchase Program.”

Q:

Are there any risks involved in buying your shares?

A:

Investing in the Fund’s Common Shares involves a high degree of risk. If the Fund is unable to effectively manage the impact of these risks, it may not meet its investment objective and, therefore, you should purchase the Fund’s shares only if you can afford a complete loss of your investment. An investment in the Fund’s Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in the Fund’s Common Shares include those listed below:

•
This investment involves a high degree of risk. You should purchase the Common Shares only if you can afford a complete loss of your investment. See “Risk Factors.”
•
The Fund has limited operating history and there is no assurance that it will achieve its investment objective.
•
This is a “blind pool” offering and thus you will not have the opportunity to evaluate the Fund’s investments before they are made.
•
You should not expect to be able to sell your shares regardless of how the Fund performs.
•
You should consider that you may not have access to the money you invest for an extended period of time.
•
The Fund does not intend to list its shares on any securities exchange, and a secondary market is not expected to develop in the Fund’s shares prior to any listing.
•
Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.
•
The Fund has implemented a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. As a result, the Fund cannot guarantee that share repurchases will be available each quarter.
•
An investment in the Fund’s Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
•
You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
•
Because the incentive fee is based on the performance of the Fund’s portfolio, the Manager or Subadvisers may be incentivized to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
•
The Fund cannot guarantee that it will make distributions, and if it does the Fund may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although the Fund generally expects to fund distributions from cash flow from operations, it has not established limits on the amounts it may pay from such sources. A return of capital (i) is a return of the original amount invested; (ii) does not constitute earnings or profits; and (iii) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. Any capital returned through distributions will be returned after the payment of fees and expenses.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Manager or its affiliates, that may be subject to reimbursement to the Manager or its affiliates. The repayment of any amounts owed to the Manager or its affiliates will reduce future distributions to which you would otherwise be entitled.
•
The Fund uses and expects to continue to use leverage, which will magnify the potential for loss on amounts invested in the Fund.
•
The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What is the role of the Board of Trustees?
A:

The Fund operates under the direction of the Fund’s Board of Trustees, which is responsible for the overall supervision of the business and affairs of the Fund and performs various duties imposed on the trustees of investment companies by the 1940 Act and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Trustees.” The Board has four Trustees, three of whom are Independent Trustees. The Fund’s Independent Trustees are responsible for, among other things, reviewing the performance of the Manager and the Subadvisers and approving the compensation paid to the Manager, the Subadvisers and their affiliates. The names and biographical information of the Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	What is the difference between the Class S, Class D and Class I Common Shares being offered?
A:

The Fund is offering to the public three separate classes of Common Shares, Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although neither the Fund nor the Intermediary Manager (as defined below) charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, if an investor buys Class S shares or Class D shares through certain financial intermediaries, they may directly charge an investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between the Class S, Class D and Class I shares.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, Prudential Investment Management Services, LLC (the “Intermediary Manager”) will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. A broker is not required to provide these services to Class I shares, which have no shareholder servicing and/or distribution fees.

Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of the Fund’s shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$—	$—

Class S Shares are available to the general public through selling agents and other financial intermediaries that offer such share class. Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares; (ii) through selling agents that have alternative fee arrangements with their clients to provide access to Class D Shares; (iii) through certain registered investment advisers; (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers; or (v) other categories of investors that are named in an amendment or supplement to this prospectus. Class I Shares are available only (i) through fee-based programs, known as wrap accounts, of investment dealers that provide access to Class I Shares; (ii) through selling agents that have alternative fee arrangements with their clients; (iii) through certain registered investment advisers; (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers; (v) to endowments, foundations, pension funds and other institutional investors for purchase in this offering; (vi) to other categories of investors that are named in an amendment or supplement to this prospectus; or (vii) to the Fund’s officers and directors and their immediate family members, as well as officers and employees of PGIM or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers.

In certain cases, where a holder of Class S or Class D shares exits a relationship with a selling agent for this offering and does not enter into a new relationship with a selling agent for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

Class I shares have no up-front transaction fees and no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services.

Q:

What is the per share purchase price?

A:	Shares will be sold at the then-current NAV per share, as described below.
Q:	How is the Fund’s NAV per share to be calculated?
A:

The Fund’s NAV will be determined based on the value of its assets less its liabilities, including accrued fees and expenses, as of any date of determination.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, a number of factors will be utilized to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by the Manager, as Valuation Designee pursuant to Rule 2a‑5 under the 1940 Act, and under the oversight of, the Board of Trustees, based on, among other things, the input of the Manager, the Subadvisers and independent third-party valuation firms engaged at the direction of the Board of Trustees to review the Fund’s investments. The Board of Trustees may engage one or more independent valuation firms based on a review of a firm’s expertise and relevant experience in valuing certain securities. The Board of Trustees will review and determine, or (subject to the Board of Trustee’s oversight) delegate to the Manager to determine, the fair value of each of the Fund’s investments and NAV per share each month. See “Determination of Net Asset Value.”

Q:

Is there any minimum investment required?

A:

Generally, the minimum initial investment is $2,500 for Class S Shares and Class D Shares. The minimum initial investment for Class I Shares is $1,000,000. The minimum subsequent investment is $500 for each class of Common Shares, except for additional purchases pursuant to the Fund’s Distribution Reinvestment Plan (“DRIP”), which are not subject to a minimum purchase amount. The minimum investment for each class of Common Shares can be modified or waived in the sole discretion of the Fund or the Intermediary Manager, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and directors and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members.

Q:

What is a “best efforts” offering?

A:

The Intermediary Manager is the principal underwriter and distributor of the Fund’s Common Shares and serves in that capacity on a best efforts basis, subject to various conditions. Shares may be offered through selling agents that have entered into selling agreements with the Intermediary Manager. This is the Fund’s initial public offering of its Common Shares on a “best efforts” basis. A “best efforts” offering means that the Intermediary Manager and the selling agents are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, the Fund cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?
A:

The Fund has registered $2,500,000,000 in Common Shares. The Fund intends, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of Fund shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

The Fund will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of its Common Shares. There can be no assurance, however, that the Fund will not need to suspend its continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of the Fund’s Common Shares until such filings are declared effective, if at all.

Q:

When may I make purchases of shares and at what price?

A:

Investors may purchase the Fund’s Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the Fund’s NAV applicable on the effective date of the share purchase, the NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.

See “How to Subscribe” for more details.

Q:

When will the NAV per share be available?

A:

The Fund will report its NAV per share as of the last day of each month on the Fund’s website, https://www.pgim.com/ privatecredit, within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:

May I withdraw my subscription request once I have made it?

A:

Yes. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on the Fund’s toll-free, automated telephone line, (844) 753-6354.

Q:	When will my subscription be accepted?
A:	Completed subscription requests will not be accepted by the Fund any earlier than two business days before the first day of each month.
Q:	Will I receive distributions and how often?

A:

The Fund expects to pay regular monthly distributions. Any distributions the Fund makes will be at the discretion of the Board of Trustees, considering factors such as the Fund’s earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time.

The Fund’s Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause the Fund to comply with the RIC requirements under the Code. To maintain the Fund’s treatment as a RIC, the Fund generally is required to make aggregate annual distributions to its shareholders of at least 90% of its net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because the Fund is required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and the Fund is required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). The shareholder servicing and/or distribution fees paid with respect to Class S and Class D shares are paid to the Intermediary Manager. These payments are used by the Intermediary Manager to compensate financial intermediaries for the placement of such shares and/or servicing of investors.

There is no assurance the Fund will pay distributions in any particular amount, if at all. The Fund may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although the Fund generally expects to fund distributions from cash flow from operations, the Fund has not established limits on the amounts it may pay from such sources. Any capital returned through distributions will be returned after the payment of any Fund fees and expenses. The extent to which the Fund pays distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in the Fund’s distribution reinvestment plan, how quickly the Fund invests the proceeds from this and any future offering and the performance of the Fund’s investments. Funding distributions from the sales of assets, borrowings or return of capital will result in the Fund having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact the Fund’s ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in the Fund on a percentage basis and may impact the value of your investment especially if the Fund sells these securities at prices less than the price you paid for your shares. The Fund believes the likelihood that it pays distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:

Will the distributions I receive be taxable as ordinary income?

A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to the Fund’s DRIP, will be taxed as ordinary income to the extent they are paid from the Fund’s current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

The Fund may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent the Fund recognizes net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your shares are repurchased, you sell your shares or the Fund is liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:

May I reinvest my cash distributions in additional shares?

A:

Yes. The Fund has adopted a DRIP whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in the Fund’s DRIP) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain selling agents that do not permit automatic enrollment in the Fund’s DRIP will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in the Fund’s DRIP, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under the Fund’s DRIP will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions or sales loads when purchasing shares under the Fund’s DRIP; however, all shares, including those purchased under the Fund’s DRIP, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the DRIP by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased or transferred?
A:

Yes, subject to limitations. The Fund has commenced a share repurchase program pursuant to which, at the discretion of the Board of Trustees, it intends to offer to repurchase, in each quarter, up to 5% of its Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board of Trustees may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best interest of the Fund’s shareholders, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and Section 23(c) of the 1940 Act. All shares purchased by the Fund pursuant to the terms of each repurchase offer will be retired and thereafter will be authorized and unissued shares. Any repurchases of the Manager’s and affiliate shares will be on the same terms and subject to the same limitations as other shareholders. The payment of tendered shares in any repurchase offer will be made within five business days of the last date that shareholders may tender shares for the repurchase offer.

Under the Fund’s share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, the Fund expects to repurchase shares pursuant to quarterly repurchase offers (such date of the offer, the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the repurchase subscription date immediately following the valuation date used in the repurchase of such Common Shares. For illustrative purposes, a shareholder that acquires Shares on September 1 would not incur an early repurchase deduction for participating in a repurchase offer that has a valuation date of August 31 of the following year or anytime thereafter (e.g., a repurchase subscription date in September). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce, or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis (i.e., the number of shares each shareholder requested to have repurchased will be reduced by the same percentage). All unsatisfied repurchase requests must be resubmitted in the next quarterly repurchase offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of the Fund’s assets will consist of instruments that cannot generally be readily liquidated without impacting the Fund’s ability to realize full value upon their disposition. Therefore, the Fund may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, the Fund intends to generally maintain under normal circumstances an allocation to liquid investments. The Fund may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although the Fund generally expects to fund repurchases from cash flow from operations, the Fund has not established limits on the amounts it may pay from such sources. Any capital returned through repurchases will be returned after the payment of fees and expenses. Should making repurchase offers, in the Fund’s judgment, place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund as a whole, or should the Fund otherwise determine that investing the Fund’s liquid assets in private credit or other illiquid investments rather than repurchasing the Fund’s shares is in the best interests of the Fund as a whole, then the Fund may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Our Common Shares are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract.

Q:

What is a business development company, or BDC?

A:

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of the Fund’s assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. The Fund may also invest up to 30% of its portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objective and Strategies— Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?
A:

The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC.

In general, a RIC is a company that:

•
is a BDC or registered investment company that combines the capital of many investors to acquire securities;
•
offers the benefits of a securities portfolio under professional management;
•
satisfies various requirements of the Code, including an asset diversification requirement; and
•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:

What is a non-exchange traded, perpetual-life BDC?

A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. The term “perpetual- life BDC” is used to describe an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In the Fund’s perpetual-life structure, the Fund may offer investors an opportunity to repurchase their shares on a quarterly basis, but it is not obligated to offer to repurchase any in any particular quarter in the Fund’s discretion. The Fund believes that its perpetual nature enables it to execute a patient and opportunistic strategy and invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While the Fund may consider a liquidity event at any time in the future, the Fund currently does not intend to undertake a liquidity event, and is not obligated by its charter or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?
A:

Yes. The Fund will provide you with periodic updates on the performance of your investment with the Fund, including:

•
three quarterly financial reports and investor statements;
•
an annual report;
•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099‑DIV or IRS Form 1099‑B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042‑S;
•
confirmation statements (after transactions affecting your balance, except reinvestment of distributions in the Fund and certain transactions through minimum account investment or withdrawal programs); and
•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, the Fund may post this information on the Fund’s website, https://www.pgim.com/ privatecredit, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about the Fund will also be available on the SEC’s website at www.sec.gov.

In addition, the Fund’s monthly NAV per share will be posted on the Fund’s website promptly after it has become available.
Q:

What fees does the Fund pay for investment advisory services?

A:

Pursuant to a second amended and restated management agreement between the Fund and the Manager (the “Management Agreement”), the Manager, subject to the supervision of the Fund’s Board of Trustees and in conformity with the stated policies of the Fund, is responsible for managing both the operations of the Fund and the composition of the Fund’s portfolio.

The Manager has entered into a second amended and restated subadvisory agreement (the “Subadvisory Agreement”) with PGIM which provides that PGIM will furnish investment advisory services in connection with the management of the Fund. Under the Subadvisory Agreement, PGIM, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. PGIM determines what private credit and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the PGIM’s performance of such services. The Manager will pay a portion of the management fees and incentive fees it receives from the Fund to PGIM.

The Fund will pay the Manager a fee for its services under the Management Agreement consisting of two components: a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

•
The Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. The Manager has contractually agreed to waive its Management Fee in its entirety through December 31, 2025 (the “Waiver Period”). The longer an investor holds Common Shares during this period, the longer such investor will receive the benefit of the Waiver Period.
•
The Incentive Fee consists of two components as follows:
•
The first part of the Incentive Fee is based on income, whereby the Fund will pay the Manager quarterly in arrears 12.5% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up. As further described in “Management and Advisory Arrangements — Incentive Fee,” Pre-Incentive Fee Net Investment Return is expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, so to the extent there are share issuances or repurchases during the quarter, it may affect the rate of return.
•
The second part of the Incentive Fee is based on realized capital gains, whereby the Fund will pay the Manager at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The Manager has contractually agreed to waive the Incentive Fee in its entirety for the Waiver Period. See “Management and Advisory Arrangements.”

Q:

Who will administer the Fund?

A:

PGIM Investments, as the Manager, provides, or oversees the performance of, administrative and compliance services. The Fund has entered into an administration agreement (the “Administration Agreement”) with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain other administration and fund accounting services to the Fund.

Q:	What are the offering and servicing costs?
A:

Although neither the Fund nor the Intermediary Manager charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, if an investor buys Class S shares or Class D shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Investors should consult with their selling agents about transaction fees and any additional fees or charges their selling agents might impose on purchase of each class of Common Shares.

Subject to FINRA limitations on underwriting compensation, the Fund pays the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, selling agents. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency and sub-accounting services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency and sub-accounting services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of the Fund’s investments. The Fund pays or reimburses certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:

What are your expected operating expenses?

A:

The Fund expects to incur operating expenses in the form of the Management Fee and Incentive Fee, shareholder servicing and/or distribution fees, interest expense on borrowings and other expenses, including the expenses the Fund pays to other service providers. See “Fees and Expenses.”

Q:

Are there any considerations in connection with an investment in the Fund’s shares with plan assets?

A:

The section in this prospectus captioned “Certain ERISA Considerations” describes certain considerations relating to the purchase of our Common Shares by each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA; (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, without limitation, an individual retirement account (an “IRA”) and a “Keogh” plan); (iii) plan, fund account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”); or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or other applicable law (we refer to each of the foregoing described in clauses (i), (ii), (iii) and (iv) as a “Plan”).

Each prospective investor that is, or is acting on behalf of, a Plan must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account, among other matters, the Plan’s obligations under the applicable provisions of ERISA, the Code and any applicable Similar Laws, and the facts and circumstances of such investing Plan, including for example: (1) whether the investment is in accordance with the documents and instruments governing the Plan; (2) whether the investment satisfies the fiduciary requirements associated with the Plan; (3) whether the investment will generate unrelated business taxable income to the Plan; (4) whether there is sufficient liquidity for an investment in the Common Shares for the Plan; (5) the need to value the assets of the Plan annually or more frequently; and (6) whether the investment would constitute a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code, or a similar violation under applicable Similar Laws.

Prospective investors should carefully review the matters discussed under “Risk Factors—Special considerations for certain Benefit Plan Investors” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:

What is the impact of being an “emerging growth company”?

A:

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•
have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);
•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b‑2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt into the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b‑2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Manager and we do not directly compensate our executive officers, or reimburse the Manager or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Manager, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:

When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, your IRS Form 1099‑DIV tax information, if required, is expected to be mailed by January 31 of each year.
Q:	Who can help answer my questions?
A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or the Fund’s sub-transfer agent: SS&C GIDS, Inc., 1055 Broadway, 7th Floor, Kansas City, Missouri 64105.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class I	Class D	Class S
	Shares	Shares	Shares
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)(1)	None	None	None
Maximum Early Repurchase Deduction (on shares purchased and held for less than twelve months) (as a percentage of amount redeemed, if applicable)(2)	2.0%	2.0%	2.0%
Annual Expenses (Percentage of Net Assets Attributable to Shares)(3)
Base Management Fee(4)	1.25%	1.25%	1.25%
Incentive Fee(5)	—%	—%	—%
Shareholder Servicing and/or Distribution Fee(6)	None	0.25%	0.85%
Interest Payments on Borrowed Funds(7)	5.59%	5.59%	5.59%
Other Expenses(8)	2.69%	635.04%	376.51%
Total Annual Fund Operating Expenses	9.53%	642.13%	384.20%
Fees Waived and/or Expenses Reimbursed(9)	(2.19)%	(634.54)%	(376.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	7.34%	7.59%	8.19%

(1)
Neither the Fund nor the Intermediary Manager charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge an investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.
(2)
Under the Fund’s share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, the Fund expects to repurchase shares pursuant to repurchase offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the repurchase subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)
This estimate is based on the Fund’s net assets as of February 28, 2025.
(4)
The Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. The Manager has contractually agreed to waive its Management Fee in its entirety through December 31, 2025. This contractual waiver is not reflected in the table above. The longer an investor holds Common Shares during this period, the longer such investor will receive the benefit of this Waiver Period.
(5)
The Manager has contractually agreed to waive its Incentive Fee in its entirety through December 31, 2025. This contractual waiver is not reflected in the table above. The Incentive Fee, if any, is divided into two parts:
▪
The first part of the Incentive Fee is based on income, whereby the Fund will pay the Manager quarterly in arrears 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.00% annualized hurdle rate, with a catch-up.
▪
The second part of the Incentive Fee is based on realized capital gains, whereby the Fund will pay the Manager at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As the Fund cannot predict whether it will meet the necessary performance targets, no Incentive Fee is assumed for this chart. The Fund expects the Incentive Fee it pays to increase to the extent the Fund earns greater income or generates capital gains through its investments in portfolio companies. If the Fund achieved an annualized total return of 5.00% for each quarter made up entirely of net investment income, no Incentive Fee would be payable to the Manager because the hurdle rate was not exceeded. If instead the Fund achieved a total return of 5.00% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an Incentive Fee equal to 0.625% of the Fund’s net assets would be payable. See “Management and Advisory Arrangements” for more information concerning the Incentive Fee.

(6)
Subject to FINRA limitations on underwriting compensation, the Fund pays the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency and sub-accounting services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency and sub-accounting services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of the Fund’s investments. The Fund will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) the Fund’s merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of its assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from the Fund’s primary offering. In addition, consistent with the exemptive relief from the SEC that permits the Fund to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), the Fund will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. The Fund may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)
The Fund may borrow funds to make investments, including before it has fully invested the proceeds of this continuous offering. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that the Fund borrows for investment purposes an amount equal to borrowings outstanding at February 28, 2025, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is estimated to be 7.14%. The cost of borrowing includes a SOFR-based interest rate which varies based on market forces. For purposes of this fee table, the Fund has used a SOFR-based interest rate of 4.32% for calculating the cost of borrowing. The Fund’s ability to incur leverage depends, in large part, on the availability of financing in the market. On October 30, 2023, the Fund, entered into a senior secured revolving credit facility (the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation. The Revolving Credit Facility is secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. The stated interest rate on the Revolving Credit Facility is determined pursuant to a formula-based calculation based on the gross borrowing base at the time, resulting in a stated interest rate, depending on the type of borrowing, of either (a) Term SOFR (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 2.125% per annum or 2.25% per annum, or (b) Alternate Base Rate (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 1.125% per annum or 1.25% per annum in respect of USD borrowings and comparable rates in respect of non-USD borrowings. The initial principal amount of the Revolving Credit Facility is $175 million. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $350 million. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the closing date of the Revolving Credit Facility. The Revolving Credit

Facility contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions.
(8)
“Other Expenses” are estimated based on average Fund net assets of approximately $125.7 million and anticipated expenses for the current fiscal year. “Other Expenses” include professional fees and other expenses, including, without limitation, preferred shares dividends, filing fees, printing fees, administration fees, custody fees, director fees and insurance costs.
(9)
Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from May 5, 2023, the effective date of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. “Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (excluding the organizational and offering expenses relating to the initial sale of Class S, Class D and Class I Common Shares (the “Initial Organization and Offering Costs”)), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the shareholder servicing and/or distribution fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Manager).

Example: The following example illustrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of the Fund’s Common Shares. In calculating the following expense amounts, the example assumes that: (i) the Fund’s annual operating expenses and offering expenses remain at the levels set forth in the table above; (ii) the annual return before fees and expenses is 5.0%; (iii) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; and (iv) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$81	$1,940	$1,940	$1,940
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$86	$1,937	$1,937	$1,937

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$75	$3,202	$3,202	$3,202
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$81	$3,191	$3,191	$3,191

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$73	$250	$412	$758
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$78	$266	$434	$784

While the examples assume a 5.0% annual return on investment before fees and expenses, the Fund’s performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If the Fund achieves sufficient returns on its investments to trigger a quarterly incentive fee on income and/or if the Fund achieves net realized capital gains in excess of 5.0%, both the Fund’s returns to shareholders and expenses would be higher. See “Management and Advisory Arrangements” for information concerning the Incentive Fee.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2024 are derived from our financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose reports thereon are included in this prospectus. You should read these financial highlights in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

The following are the financial highlights for the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the period from December 13, 2022 (commencement of Operations) through December 31, 2022
	Class I	Class I	Class I
Per Share Operating Performance:(1)
Net asset value, beginning of period	$24.68	$25.09	$25.00
Income from investment operations:
Net investment income (loss)(2)	3.17	2.64	0.09
Net realized and unrealized gains (losses)(3)	0.11	(0.03)	—
Net increase (decrease) in net investment operations	3.28	2.61	0.09
Distributions declared:
From net investment income	(3.03)	(1.93)(8)	—
Tax return of capital distributions	—	(1.09)(8)	—
Total distributions declared	(3.03)	(3.02)	—
Total increase (decrease) in net assets	0.25	(0.41)	0.09
Net asset value, end of period	$24.93	$24.68	$25.09
Total Return(4)	14.02%	10.42%	0.36%
Ratios and supplemental data:
Net assets, end of period (000’s)	$121,564	$106,679	$11,745
Average number of Common Shares outstanding, end of period	4,552,410	3,560,564	468,100
Ratio of gross expenses to average net assets	8.16%	4.72%	7.30%(5)
Ratio of waivers to average net assets	(4.82)%	(4.11)%	(6.80)%(5)
Ratio of net expenses to average net assets	3.34%(7)	0.61%(7)	0.50%(5)
Ratio of net investment income (loss) to average net assets	12.70%	10.34%	6.92%(5)
Portfolio turnover rate(6)	6.62%	11.53%	— %
Asset coverage ratio	229.1%	— %	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.
(2)
Calculated based on average shares outstanding during the period.
(3)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.
(4)
Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
(5)
Annualized, with the exception of certain non-recurring expenses.
(6)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short – term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.11% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

	For the Year Ended December 31, 2024	July 3, 2023 through December 31, 2023
	Class S	Class S(6)
Per Share Operating Performance:(1)
Net asset value, beginning of period	$25.13	$26.20
Income from investment operations:
Net investment income (loss)(2)	2.99	1.38
Net realized and unrealized gains (losses)	0.09	0.02
Net increase (decrease) in net investment operations	3.08	1.40
Distributions declared:
From net investment income	(2.81)	(1.38)(8)
Tax return of capital distributions	—	(1.09)(8)
Total distributions declared	(2.81)	(2.47)
Total increase (decrease) in net assets	0.27	(1.07)
Net asset value, end of period	$25.40	$25.13
Total Return(3)	12.88%	5.35%
Ratios and supplemental data:
Net assets, end of period (000’s)	$12	$10
Average number of Common Shares outstanding, end of period	434	382
Ratio of gross expenses to average net assets	452.38%	561.98%(4)
Ratio of waivers to average net assets	(448.19)%	(560.45)%(4)
Ratio of net expenses to average net assets(7)	4.19%	1.53%(4)
Ratio of net investment income (loss) to average net assets	11.80%	10.44%(4)
Portfolio turnover rate(5)	6.62%	11.53%
Asset coverage ratio	229.1%	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.
(2)
Calculated based on average shares outstanding during the period.
(3)
Total return does not consider the effects of sales loads, if any. Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
(4)
Annualized, with the exception of certain non-recurring expenses.
(5)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(6)
Class S commenced operation on July 3, 2023.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.18% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

	For the Year Ended December 31, 2024	July 3, 2023 through December 31, 2023
	Class D	Class D(6)
Per Share Operating Performance:(1)
Net asset value, beginning of period	$25.13	$26.20
Income from investment operations:
Net investment income (loss)(2)	3.14	1.46
Net realized and unrealized gains (losses)	0.08	0.02
Net increase (decrease) in net investment operations	3.22	1.48
Distributions declared:
From net investment income	(2.97)	(1.46)(8)
Tax return of capital distributions	—	(1.09)(8)
Total distributions declared	(2.97)	(2.55)
Total increase (decrease) in net assets	0.25	(1.07)
Net asset value, end of period	$25.38	$25.13
Total Return(3)	13.52%	5.65%
Ratios and supplemental data:
Net assets, end of period (000’s)	$12	$10
Average number of Common Shares outstanding, end of period	437	382
Ratio of gross expenses to average net assets	882.37%	560.78%(4)
Ratio of waivers to average net assets	(878.78)%	(559.85)%(4)
Ratio of net expenses to average net assets(7)	3.59%	0.93%(4)
Ratio of net investment income (loss) to average net assets	12.37%	11.04%(4)
Portfolio turnover rate(5)	6.62%	11.53%
Asset coverage ratio	229.1%	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.
(2)
Calculated based on average shares outstanding during the period.
(3)
Total return does not consider the effects of sales loads, if any. Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
(4)
Annualized, with the exception of certain non-recurring expenses.
(5)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(6)
Class D commenced operation on July 3, 2023.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.18% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are a relatively new company and have a limited operating history.

The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and the value of a shareholder’s investment could decline substantially or become worthless. Further, the Manager has not previously offered a non-traded business development company. While we believe that the past professional experiences of the Manager’s investment team, including investment and financial experience of the Manager’s senior management, will increase the likelihood that the Manager will be able to manage the Fund successfully, there can be no assurance that this will be the case.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this registration statement. See “Estimated Use of Proceeds.”

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust, including without limitation, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature; provided, however, that if any amendment or new addition to the Declaration of Trust adversely affects the rights of shareholders, such amendment or addition must also be approved by the shareholders. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present.

Price declines in the medium- and large-sized U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Conditions in the medium- and large-sized U.S. corporate debt market may deteriorate, which may cause pricing levels to similarly decline or be volatile. As a result, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the ability of the Manager and the Private Credit Subadvisers to manage and support our investment process. If the Manager or the Private Credit Subadvisers were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Manager and its affiliates as well as the persons and firms the Manager may retain to provide services on our behalf.

The Manager evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of the Private Credit Subadvisers and their senior management teams. The departure of any members of the Private Credit Subadvisers’ senior management teams could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Manager’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Manager’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Manager may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Manager may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

There is increasing competition among financial sponsors, investment banks and other investors for hiring and retaining qualified investment professionals, and there can be no assurance that the Manager will be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Management Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Management Agreement has termination provisions that allow the parties to terminate the agreement. The Management Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice. If the Management Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Management Agreement is terminated, it may be difficult for us to replace the Manager. If the Management Agreement is terminated and no suitable replacement is found to manage us, we may not be able to achieve our investment objectives. Furthermore, we may incur certain costs in connection with a termination of the Management Agreement.

Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under future indebtedness, if any, and pay distributions, are likely to be adversely affected, and the value of our Common Shares may decline.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Manager or the Private Credit Subadvisers to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

The Private Credit Subadvisers and the Manager depend on their relationships with private equity sponsors, investment banks, commercial banks and others, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Manager, the Private Credit Subadvisers or their affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Manager, the Private Credit Subadvisers or their affiliates have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other credit funds, and funds that invest in collateralized loan obligations (“CLOs”), structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our investment approach stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We face risks associated with the deployment of our capital.

In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying suitable investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of our Common Shares in any periodic public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which is subject to management fees.

In the event we are unable to find suitable investments, such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies and certain other private assets in which we invest. Most of our investments will not be publicly-traded or actively traded on a secondary market. As a result, we value these securities monthly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of the last day of a month that is not also the last day of a calendar quarter, the Fund will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.

Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by the Manager, as valuation designee pursuant to Rule 2a-5 under the 1940 Act (“Valuation Designee”), and under the oversight of the Board of Trustees, based on, among other things, the input of the Manager, the Subadvisers and independent third-party valuation firms engaged at the direction of Valuation Designee to review the Fund’s investments.

As part of our valuation process, we will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may decrease over time.

We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including borrowings, subscription proceeds from shares in the Fund, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of investments in portfolio companies and fee and expense reimbursement waivers from the Manager, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this registration statement. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

Our distributions to shareholders may be funded from expense reimbursements or fee waivers that are subject to repayment pursuant to an expense limitation arrangement.

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Manager or its affiliates, that may be subject to reimbursement to the Manager or its affiliates. The repayment of any amounts owed to the Manager and its affiliates will reduce future distributions to which you would otherwise be entitled. The Manager may choose to waive or reimburse its fees at its sole discretion, subject to any Expense Limitation and Reimbursement Agreement that may then be in effect.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

We intend to generally fund distributions from operating cash flow in the ordinary course. However, shareholders should understand that we may make distributions from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Manager and that such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Manager continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. To the extent that we borrow to fund distributions, the payment of interest on such borrowings will decrease the Fund’s NAV, which would also cause the price per share in this offering to decrease. Shareholders should also understand that any amounts we use to pay distributions to shareholders from sources other than cash flow from operations may be required to be repaid in the future and that our future repayments of such amounts to the Manager or any lender will reduce the amount of the future distributions. Further, the per share amount of distributions on Class S, Class D and Class I shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S and Class D shares will be lower than on Class I shares because Class S and Class D shares are subject to different shareholder servicing and/or distribution fees. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Manager has no obligation to waive fees or receipt of expense reimbursements, if any.

Although we have implemented a share repurchase program, we have discretion to not repurchase shares or to suspend the program.

Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. You may not be able to sell your shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the Repurchase Date.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, subject to a transition period. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our shares, which is not expected to occur.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Anticipating policy changes and reforms may be particularly difficult during periods of heightened partisanship at the federal, state and local levels, including due to the divisiveness surrounding populist movements, political disputes and socioeconomic issues. The failure to accurately anticipate the possible outcome of such changes and/or reforms could have a material adverse effect on our returns.

In recent years, there has been increased regulatory enforcement activity and rulemaking impacting the financial services industry. Under the prior U.S. presidential administration, including at the SEC and certain other regulatory bodies, policy changes could have imposed additional costs on us and our investments, required significant attention of senior management or resulted in limitations on the manner in which we or the companies in which we invest conduct business. We cannot predict at this time whether and the extent to which the current U.S. presidential administration and newly-appointed senior officials at the SEC and other federal agencies will pursue these or other policy changes. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies.

Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Manager to other types of investments in which the Manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.

Trade negotiations and related government actions may create regulatory uncertainty for our portfolio companies and our investment strategies and adversely affect the profitability of our portfolio companies.

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods, which could make it more difficult to export goods thereby potentially disrupting supply chains and harming the global economic competitiveness of businesses. Retaliatory tariffs could also result in an escalation of the current trade war. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States.

Financial regulatory changes in the United States could adversely affect our business.

The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. We may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations which could negatively affect us and materially increase our regulatory burden. Increased regulations generally increase our costs, and we could continue to experience higher costs if new laws require us to spend more time or buy new technology to comply effectively.

Conversely, potential deregulation of the banking industry in the United States, including a rollback of existing regulatory requirements, could adversely affect the private credit industry and, consequently, our investment strategy, portfolio performance and overall returns. The U.S. private credit market has grown significantly in part due to legislation that took effect following the 2008-2009 financial crisis that imposed onerous capital and lending requirements on banks, limiting their ability to extend credit to borrowers. If such requirements are reduced or removed, competition for lending opportunities would likely increase, and our ability to deploy capital effectively could be negatively impacted.

Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of investment activities, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.

We, the Manager, the Intermediary Manager and their respective affiliates are subject to regulatory oversight, which could negatively impact our operations, cash flow or financial condition, impose additional costs on us or otherwise adversely affect our business.

Our business and the businesses of the Manager, the Intermediary Manager and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which we and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.

We, the Manager, the Intermediary Manager and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of our business, the Manager, the Intermediary Manager, our investments or other investments the Manager or its affiliates make on behalf of their clients, potential conflicts of interest between us and the Manager, Intermediary Manager or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on our financial results, including as a result of the imposition of a sanction, a limitation on our, Prudential's or our personnel's activities, or changing our historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm our or Prudential's reputation and have an adverse effect on our future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by us in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of our management, may cause negative publicity that adversely affects investor sentiment, and may place us at a competitive disadvantage, including to the extent that we, the Manager, the Intermediary Manager or any of their respective affiliates are required to disclose sensitive business information or alter business practices.

In addition, efforts by the current administration or future administrations could have further impacts on our industry if previously enacted laws are amended or if new legislative or regulatory reforms are adopted. In addition, a future change in administration may lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies' ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on our current or future investments, require the attention of senior management or result in other limitations on our business or investments. We are unable to predict at this time the likelihood or effect of any such changes or reforms.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares less attractive to investors.

We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of:

1)
the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.235 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and
2)
the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period.

For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments may be risky and, subject to Fund’s intent to invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. The Fund considers private credit investments to include loans, bonds and other credit instruments that are issued in private offerings or issued by private companies. There is no limit on the amount of any such investments in which we may invest. In addition, investment analyses and decisions by the Fund and the Subadvisers will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, the information available to the Fund and the Subadvisers at the time of an investment decision may be limited, and the Fund and the Subadvisers may not have access to the detailed information necessary for a full evaluation of the investment opportunity. In addition, the financial information available to the Fund and the Subadvisers may not be accurate or provided based upon accepted accounting methods. The Fund and the Subadvisers will rely upon independent consultants or advisors in connection with the evaluation of proposed investments. There can be no assurance that these consultants or advisors will accurately evaluate such investments.

Risk Associated with Unspecified Transactions; No Assurance of Investment Return. Investors will be relying on the ability of the Subadvisers to source, negotiate and consummate Fund originated loans (each, a “loan” and, together with other portfolio investments, the “portfolio investments”) using the investments of shareholders, and there is no assurance that the Subadvisers will find a sufficient number of attractive opportunities to meet the Fund’s investment objective or that the Fund will be able to make and realize its investment objective. The realizable value of a highly illiquid investment, at any given time, may be less than its intrinsic value. In addition, certain types of investments held by the Fund may require a substantial length of time to liquidate. Furthermore, to the extent the investment strategy of the Fund relies upon a certain set of market and economic conditions and such conditions do not materialize for an extended period of time, the Fund may not be able to invest a significant portion of the proceeds. There can be no assurance that the Fund will be able to generate returns for its investors or that the returns will be commensurate with the risks of investing in the type of portfolio investments and transactions described herein.

Any information included in any of the Fund’s marketing materials regarding targeted returns for the Fund is provided as an indicator as to how the Fund will be managed and is not intended to be viewed as an indicator of likely performance returns to investors in the Fund. Any targeted return information is based upon projections, estimates and assumptions that a potential investment will yield a return equal to or greater than the target. Accordingly, there can be no assurance that the Fund’s projections, estimates or assumptions will be realized or that the Subadvisers will be successful in finding investment opportunities that meet these anticipated return parameters.

Syndicated Loans Risk. The Fund may invest in senior secured loans that include syndicated loans where we do not act as lead arranger, joint lead arranger or co-manager. In addition, the broadly syndicated loans in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our Subadvisers are the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Debt Instruments Generally. The Fund will invest in debt instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Debt instruments in which the Fund may invest may have speculative characteristics.

Generally, speculative investments offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, an economic recession could severely disrupt the market for most of these instruments and may have an adverse impact on the value of such instruments. It also is likely that any such economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon and increase the incidence of default for such instruments.

Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

For some loans, a financial institution or other entity is designated as the administrative agent and/or collateral agent. There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Likewise, third lien debt is granted a third priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt and second lien debt in full before third lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for any or some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Subadvisers, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a club or syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

The Fund may also acquire loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

Senior Loans. The assets of the Fund may include first lien senior secured debt and may also include selected second and third lien senior secured debt, each of which involves a higher degree of risk of a loss of capital as compared to debt of an earlier lien.

The factors affecting an issuer’s first, second and third lien loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other unsecured debt of an issuer. For example, some first lien loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate). Issuers of first lien loans may have multiple tranches of first lien debt outstanding, each with first liens on separate collateral, or may share first liens on the same collateral. Furthermore, liens with respect to primarily U.S. financings generally only cover U.S. assets, and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a prior lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may, but need not always, consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of prior liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its leveraged loans.

Any secured debt is secured only to the extent of its lien and only to the extent of the value of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be sufficient to satisfy the amount of principal and interest owing to the Fund in respect of its investment.

Senior secured credit facilities may sometimes be syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

Senior secured loans are also subject to other risks, including:

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the possible invalidation of a debt or lien as a “fraudulent conveyance”;
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the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing;
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equitable subordination claims by other creditors;
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“lender liability” claims by the portfolio company of the obligations; and
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environmental and/or other liabilities that may arise with respect to collateral securing the obligations.

Decisions in bankruptcy cases have held that a secondary loan market assignee can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance, or if such prior holder engaged in conduct that would qualify for equitable subordination.

The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the portfolio company repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective may be adversely affected.

Loan Origination. The Private Credit Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Private Credit Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

In accordance with applicable law, the Fund’s ability to acquire loans could be dependent on the existence and performance of the Private Credit Subadvisers' origination platform, which includes other funds managed by the Private Credit Subadvisers and enables the Private Credit Subadvisers to commit in size to multiple deals. Therefore, a decrease in the Private Credit Subadvisers' origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other funds of the Private Credit Subadvisers could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on the Private Credit Subadvisers' origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. The Private Credit Subadvisers may have to rely more on their own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Private Credit Subadvisers will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Secondary Debt. We may be subject to risks arising from purchases of secondary debt. We may invest in secondary loans and secondary debt securities. We are unlikely to be able to negotiate the terms of secondary debt as part of its acquisition and, as a result, these investments likely will not include some of the covenants and protections we may generally seek. Even if such covenants and protections are included in the investments, the terms of the investments may provide portfolio companies substantial flexibility in determining compliance with such covenants. In addition, the terms on which secondary debt is traded may represent a combination of the general state of the market for such investments and either favorable or unfavorable assessments of particular investments by the sellers thereof.

Risks Associated with Publicly Traded Securities. The Fund may hold publicly traded securities following a workout of a transaction. The Fund’s investments in public securities will be sensitive to changes in the valuation for public securities and macro and micro economic trends.

Follow-On Investments. The Fund may be called upon to provide additional funding for its portfolio companies or have the opportunity to increase its investment in such portfolio companies. There can be no assurance that the Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Any decision by the Fund not to make follow-on investments or its inability to make them may have a substantial negative impact on a portfolio company in need of such an investment.

Non-U.S. Securities. The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Such risks include, but are not limited to, (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) negative diplomatic developments and social, economic and political uncertainty, including war and revolution, (iii) dependence on exports and the corresponding importance of international trade, (iv) greater price fluctuations and market volatility, less liquidity and smaller capitalization of securities markets, (v) currency exchange rate fluctuations, (vi) higher rates of inflation, (vii) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for United States dollars, (viii) governmental involvement in and control over the economies and other aspects of the private sector, (ix) governmental decisions to discontinue support of economic reform programs generally and to impose centrally planned economies, (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (xi) less extensive regulation of the securities markets, (xii) longer settlement periods for securities transactions, (xiii) less developed corporate laws regarding fiduciary duties and the protection of investors, and (xiv) taxes that may not be mitigated through refunds or tax treaties. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

Unsecured Securities and Second-Lien and Third-Lien Debt. The Fund’s strategy may entail acquiring unsecured instruments. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, the Fund will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that the Fund has invested. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

The Fund may also make investments in second and third lien financings, which will entail risks including (i) the subordination of the liens securing the Fund’s claims to a senior lien in terms of the coverage and recovery of the collateral and (ii) the prohibition of, or limitation on, the right to foreclose on a second or third lien or exercise other rights as a second or third lien holder (including unsecured creditors’ rights). In certain cases, therefore, no recovery may be available from a defaulted second or third lien financing. The level of risk associated with investments in second and third lien financing increases to the extent such investments are financings of distressed or below investment grade companies.

Derivatives Risk. The Fund may invest in derivative instruments, such as foreign currency forward contracts, options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for hedging, investment, risk management, or leverage purposes, or to manage exchange rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

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Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The Fund generally expects to engage in over-the-counter (“OTC”) derivatives transactions, but may engage in cleared derivatives as well. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.
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Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
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Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
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Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.
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Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.
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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
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Market Risk. Changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.
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Operational Risk. Derivatives transactions involve risks of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
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Legal Risk. Derivatives transactions involve risks related to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
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Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through September 1, 2022. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs of trading these instruments and, as a result, may affect returns to investors in the Fund.

In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadvisers to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

The Fund may invest in portfolio companies whose capital structures may have significant leverage, which may impair these companies’ ability to finance their future operations and capital needs.

While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage which magnifies gains and losses attributable to other investment policies and practices.

Distressed Investments; Restructurings. The Fund may make investments in companies that subsequently become distressed (e.g., defaulted, out- of-favor or distressed bank loans and debt securities). Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. Portfolio companies may be facing liquidity challenges due to debt maturities, covenant violations, cyclical challenges or imminent bankruptcy, or they need financing in order to exit bankruptcy. The Fund’s investments may be considered speculative and subject to a high degree of risk, and the ability of the relevant portfolio companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Subadvisers will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

Distressed/Defaulted Securities. The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Subadvisers believe it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.

Non-Performing Debt. Certain debt instruments that the Fund may invest in may be or become nonperforming and possibly in default. The obligor or relevant guarantor may also be in or enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Loans may become non-performing for a variety of reasons and borrowers on loans constituting the Fund’s assets may seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. Upon a bankruptcy filing in a U.S. Bankruptcy Court by an issuer of debt, the U.S. Bankruptcy Code imposes an automatic stay on payments of such issuer’s pre-petition debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write- down of the principal of a loan or conversion of some or all of the debt to equity. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. If a portfolio company were to file for Chapter 11 reorganization, the U.S. Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt, even if the class fails to accept the restructuring, as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met. Similar risks may be present in non-U.S. insolvency proceedings.

Such non-performing instruments or loans may also require a substantial amount of workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Fund may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and may result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Failure of Financial Institutions and Sustained Financial Market Illiquidity.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms. Our direct origination platform generally focuses on mature companies backed by well-capitalized equity partners (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Additionally, if a portfolio company’s sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with us, which in turn may result in fewer co-investment opportunities being made available to us or impact our ability to provide additional follow-on support to portfolio companies. Our and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

The nature of bankruptcy proceedings may have a materially adverse effect on the performance of the Fund.

A portfolio company may become involved in a reorganization, bankruptcy or other proceeding. In any such event, the Fund may lose its entire investment, may be required to accept cash or securities or assets with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an obligor, holders of debt instruments ranking senior to the Fund’s investments would typically be entitled to receive payment in full before the Fund receives any distributions in respect of its investments. After repaying the senior creditors, such obligor may not have any remaining assets to repay its obligations to the Fund. In the case of debt ranking equally with the loans or debt securities in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investee company. Each jurisdiction in which the Fund invests has its own insolvency laws. As a result, investments in similarly situated investee companies in different jurisdictions may well confer different rights in the event of insolvency. In addition, upon the insolvency of a portfolio company, payments that such portfolio company made to the Fund may be subject to avoidance, cancellation and/or clawback as a “preference” if made within a certain period of time (which may be as long as two years) before insolvency.

A portfolio company that becomes distressed or any distressed asset received by the Fund in a restructuring would require active monitoring. Involvement by the Subadvisers in a company’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position therein. Bankruptcy proceedings involve a number of significant risks. Many of the events within a bankruptcy litigation are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund, particularly in those jurisdictions which give a comparatively high priority to preserving the debtor company as a going concern, or to protecting the interests of either creditors with higher ranking claims in bankruptcy or of other stakeholders, such as employees.

Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays, particularly in jurisdictions which do not have specialized insolvency courts or judges and/or may have a higher risk of political interference in insolvency proceedings, all of which may have adverse consequences for the Fund. During such process, the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest only in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal and/or the Fund receiving equity in connection with a portfolio company workout, restructuring or reorganization.

One of the protections offered in certain jurisdictions in bankruptcy proceedings is a stay on required payments by the borrower on loans or other securities. When a portfolio company or other issuer seeks relief under the bankruptcy laws of a particular jurisdiction (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the issuer prior to the date of the bankruptcy filing must generally petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular issuer. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge. As such, investments in issuers involved in such proceedings could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Moreover, under applicable bankruptcy law, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company or other issuer filing for protection from creditors. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of an issuer prior to its filing under such laws. If a creditor is found to have interfered with an issuer’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. There can be no assurance that claims for equitable subordination or creditor liability will not be asserted with respect to the Fund’s portfolio investments.

While the challenges to liens and debt normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other U.S. state or U.S. federal proceedings or non-U.S. proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of claims can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. Similar risks may be present in non-U.S. insolvency proceedings.

It may be difficult to bring suit or foreclosure in non-U.S. countries.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

Below Investment Grade Risk. The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•
Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.
•
Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.
•
Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•
Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

•
Below investment grade securities may be less liquid than higher-rated fixed-income securities, or may not have an active trading market, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and the Fund may be unable to sell these securities at an advantageous time or price.
•
The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

“Covenant-lite” Obligations. The Fund may invest in, or obtain exposure to, obligations that may be “covenant- lite,” which means such obligations lack certain maintenance covenant(s). While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenant(s). This may in turn delay the Fund’s ability to seek to recover its investment.

Bridge Financings. From time to time, the Fund may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Investments in middle market companies involve a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies generally involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle market companies:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;
•
have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on the Fund;
•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, Trustees and members of the Manager or Subadvisers may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies; and
•
may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Loans to private companies involve risks that may not exist in the case of more established and/or publicly traded companies.

These risks include the risk that:

•
these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on any guarantees or collateral that they may have obtained;
•
these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;
•
there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;
•
these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations;
•
these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position; and
•
these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The Fund’s portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

The Fund’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and the portfolio company may not have sufficient assets to pay all equally ranking credit even if the Fund holds senior, first-lien debt.

There could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences.

The terms and conditions of loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, there could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences. If the Fund invests or holds an investment through participation interests or derivative securities rather than directly, it is possible that the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Subadvisers will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors, other lenders or the lead agents for loan syndication agreements. The Subadvisers may, in accordance with their investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

The Fund generally will not control its portfolio companies and, due to the illiquid nature of the Fund’s holdings in its portfolio companies, the Fund may not be able to dispose of its interests in portfolio companies.

The Fund does not expect to control most of its portfolio companies, even though the Fund’s debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. Due to the lack of liquidity for the Fund’s investments in non-traded companies, the Fund may not be able to dispose of its interests in its portfolio companies as readily as the Fund would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.

The Fund will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of the Fund's investments and the Fund's ability to realize gains from the disposition of investments and, accordingly, may have a material adverse effect on the Fund’s ability to achieve its investment objective and the rate of return on invested capital. Because the Fund may borrow money to make investments, its net investment income will depend, in part, upon the difference between the rate at which it may borrow funds and the rate at which it may invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income.

The Fund’s debt investments may be based on floating interest rates, such as EURIBOR, the Federal Funds Rate, the Prime Rate or SOFR (or the local equivalent, e.g., SONIA and BBSW) plus a fixed credit spread, that reset on a periodic basis, and many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on the Fund’s net investment income, which also could be negatively impacted by its borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of the Fund’s borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, the Fund’s cost of funds likely will increase because the interest rates on the majority of amounts the Fund may borrow are likely to be floating, which could reduce the Fund’s net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.

During periods of rising interest rates, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates. Rising interest rates may also increase the cost of debt for our underlying portfolio companies, which could adversely impact their financial performance and ability to meet ongoing obligations to us.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the NYFR. If data from a given source required by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, during certain periods. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR or other rates.

Any inaccuracy or incompleteness by a portfolio company or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment.

The Fund will seek to make or acquire portfolio investments having structural, covenant and other contractual terms providing adequate downside protection, but there can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect, and, accordingly, potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Of paramount concern in making or acquiring a portfolio investment is the possibility of material misrepresentation or omission on the part of the portfolio investment seller, the portfolio company or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants may adversely affect the valuation of the portfolio company and/or the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Fund will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

The portfolio investments in which the Fund invests and Prudential’s portfolio companies will be subject to various laws for the protection of creditors in the jurisdictions of the portfolio companies concerned.

Differences in law may adversely affect the rights of the Fund as a lender with respect to other creditors. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than those that apply in the United States, including in cases where the Fund seeks to enforce any security it may hold as a creditor.

Implementation of the Fund’s strategy is dependent in part on market dislocation impacting the global credit markets.

Implementation of the Fund’s investment strategy will depend, in part, on the extent to which the global credit markets continue to experience disruption, liquidity shortages and financial instability. Prolonged disruption may prevent the Fund from advantageously realizing on or disposing of its investments. A further economic downturn could adversely affect the financial resources and credit quality of the underlying portfolio companies of any debt instruments in which the Fund may invest and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund may suffer a partial or total loss of capital invested in such companies, which would, in turn, have an adverse effect on the Fund’s returns. Any such defaults may have an adverse effect on the Fund’s investments. Such marketplace events also may restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such marketplace events may not foreclose the Fund’s ability to hold such investments until maturity). Further, the Fund’s investment strategy may be impacted in part by changes in the conditions in the global financial markets generally and credit markets specifically. In the event of a further market deterioration, the value of the Fund’s investments may not appreciate as projected or may suffer a loss.

A covenant breach or other default by our portfolio companies may adversely affect the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that the Fund could become subject to a lender’s liability claim, including as a result of actions taken if the Fund renders significant managerial assistance to the borrower. Furthermore, if one of the Fund’s portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the Fund’s debt holding and subordinate all or a portion of its claim to claims of other creditors, even though the Fund may have structured its investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which the Fund provided managerial assistance to that portfolio company.

We may not realize gains from our equity investments.

The Fund may hold warrants or other equity securities in connection with a loan workout, restructuring or reorganization. The Fund’s goal is ultimately to realize gains upon its disposition of such equity interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests. The Fund intends to seek puts or similar rights to give the Fund the right to sell its equity securities back to the portfolio company issuer. The Fund may be unable to exercise these put rights for the consideration provided in the Fund’s investment documents if the issuer is in financial distress.

The Fund’s investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public traded companies.

The Fund may invest a portion of its portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, the Fund will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit the Fund’s ability to make or sell an investment. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the Fund’s investment results. In addition, an investment may be sold by the Fund to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

A lack of liquidity in certain of the Fund’s investments may adversely affect the Fund’s business.

The Fund intends to invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for the Fund to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.

The Fund’s investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;
•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;
•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Manager’s future base management fees which, thus, increases the Manager’s future income incentive fees at a compounding rate;
•
market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;
•
the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;
•
even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;
•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•
original issue discount may create a risk of non-refundable cash payments to the Fund based on non-cash accruals that may never be realized.

The prices of the debt instruments and other securities in which we invest may decline substantially.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale, if applicable. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests.

We may use a wide range of investment techniques that could expose us to a diverse range of risks.

The Subadvisers may employ investment techniques or invest in instruments that it believes will help achieve our investment objective, whether or not such investment techniques or instruments are specifically described herein, so long as such investments are consistent with our investment strategies and objective and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Subadvisers will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.

We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

The Fund expects to hedge most of the risk of foreign currency fluctuations on the non-U.S. cash receipts that would flow from its non-U.S. investments, including by funding such investments with borrowings denominated in the relevant foreign currency or through other hedging techniques (including the use of foreign exchange forward contracts or swaps), subject to the requirements of the 1940 Act. There is uncertainty regarding the timing and amounts of those future cash flows, and the Fund’s strategies for hedging transactions are subject to inherent imperfections. As such, the full risk of currency fluctuations will not be eliminated and the Fund may be exposed to additional risk of loss. There can be no guarantee that instruments suitable for hedging in market shifts will be available at the time when the Fund wishes to use them. Certain of the Fund’s hedging transactions may be undertaken through brokers, banks or other organizations, and the Fund will be subject to risk of default or insolvency of such counterparties. In such event, there can be no assurance that any money advanced to or obligations from these counterparties would be repaid or that the Fund would have any recourse in the event of default. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

The Fund is subject to the risk that the investments it makes may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid, and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity. This risk will be more acute when interest rates decrease, as the Fund may be unable to reinvest at rates as favorable as when the Fund made its initial investment.

Technological innovations and industry disruptions may negatively impact us.

Current trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovation. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/or its investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment returns. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.

We may invest through various joint ventures.

The Fund may acquire interests in certain portfolio companies in cooperation with others through clubs, syndications, joint ventures, or other structures. The Fund’s ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the club, syndication or joint venture arrangement.

Syndication of Co-Investments.

From time to time, the Fund may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Risks Related to the Manager and Its Affiliates; Conflicts of Interest

The Manager, PGIM and their affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

The Manager, PGIM and their affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Manager and the Private Credit Subadvisers an Incentive Fee that is based on the performance of our portfolio and an annual Management Fee. No Management Fee or Incentive Fee will be paid by the Fund directly to PGIM or Deerpath. Because the Incentive Fee is based on the performance of our portfolio, the Manager or the Private Credit Subadvisers may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee is determined may also encourage the Manager or the Private Credit Subadvisers to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay the Manager incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Management Agreement entitles the Manager to receive Pre-Incentive Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Manager is not under any obligation to reimburse us for any part of the Incentive Fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Manager’s or Subadvisers' senior management and investment team have to other clients.

The members of the senior management and/or investment team of the Manager and Subadvisers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Subadvisers to manage our day-to-day activities and to implement our investment strategy. The Manager, the Subadvisers and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Manager, the Subadvisers, and their officers and employees and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated funds and accounts. The Manager, the Subadvisers and their officers and employees will devote only as much of its or their time to our business as the Manager, the Subadvisers and their officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on the Subadvisers to assist with identifying investment opportunities and making investment recommendations to the Manager. The Manager, the Subadvisers and their affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Manager, the Subadvisers, their affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Manager, the Subadvisers and their affiliates in a manner that the Manager and the Subadvisers deem necessary and appropriate.

The time and resources that individuals employed by the Manager and Subadvisers devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Manager and Subadvisers are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

The Manager, the Subadvisers and individuals employed by the Manager and Subadvisers are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. The Fund, the Manager and the Subadvisers have received exemptive relief from the SEC that allows the Fund to participate in certain negotiated co-transactions originated by the Manager, the Subadvisers or their affiliates, subject to certain terms and conditions. However, while the terms of such exemptive relief require that the Subadvisers be given the opportunity to cause the Fund to participate in certain transactions originated by the Subadvisers and their affiliates, the Subadvisers may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Subadvisers may not have the opportunity to cause us to participate. Affiliates of the Manager and Subadvisers, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us.

Our shares may be purchased by the Manager, the Subadvisers or their affiliates.

The Manager, the Subadvisers and their affiliates have purchased, and in the future, expect to purchase our shares. The Manager, the Subadvisers and their affiliates will not acquire any shares with the intention to resell or re-distribute such shares. The purchase of shares by the Manager, the Subadvisers and their affiliates could create certain risks, including, but not limited to, the following:

•
the Manager, the Subadvisers and their affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our shares; and
•
substantial purchases of shares by the Manager, the Subadvisers and their affiliates may limit the Manager’s or Subadvisers' ability to fulfill any financial obligations that they may have to us or incurred on our behalf.

The Manager and the Subadvisers rely on key personnel, the loss of any of whom could impair their ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of the Manager, the Subadvisers and their affiliates. The loss of services of one or more members of the Manager’s or Subadvisers' management team, including members of the PPC Investment Committee, could adversely affect our financial condition, business and results of operations. The Manager and the Subadvisers do not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Manager or Subadvisers. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

The compensation we pay to the Manager will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The Management Agreement will not be entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Manager may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length transactions with an unaffiliated third party.

The Intermediary Manager’s influence on this offer gives it the ability to increase the fees payable to the Manager.

The Manager is paid a Management Fee calculated as a percentage of our net assets, and such Management Fee is unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Manager, will be incentivized to raise more proceeds in this offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the Management Fee payable to the Manager.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets, (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately- owned competitors, which may lead to greater shareholder dilution.

We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price per share, after deducting selling commissions, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current NAV of our shares if our Board of Trustees, including our Independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Manager between our interests and the interests of such affiliate, in that the ability of the Manager to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Manager, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have received exemptive relief from the SEC that allows us to engage in certain co-investment transactions with the Manager and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Manager will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Manager, the Manager may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Manager may not have the opportunity to cause us to participate.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to the Fund’s use of Leverage

When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, investors will experience increased risks of investing in the Fund’s shares. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares. Currently, the Fund has no intention to issue preferred shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the Management Fee or Incentive Fee payable to the Manager.

We use and intend to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Manager’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are Independent Trustees with no material interests in such transactions.

Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and other derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 150% limitation if effected in compliance with applicable SEC rules and guidance. Borrowings and reverse repurchases agreements or similar arrangements in which the Fund may engage may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of Common Shares may be subordinated to the interests of the Fund’s lenders or debtholders.

Any of our credit facilities and any unsecured notes may impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain tax treatment as a RIC under the Code. A failure to renew our credit facilities or, once the Fund issues debt securities to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.

The following table illustrates the effect of leverage on returns from an investment in our shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses)(1)	(10)%	(5)%	—%	5%	10%
Corresponding Return to Common Stockholders	(25.17)%	(16.30)%	(7.43)%	1.45%	10.32%

(1)
Based on (i) $217.8 million in total assets as of December 31, 2024, (ii) $94.2 million in outstanding indebtedness at par, as of December 31, 2024, (iii) $121.6 million in net assets as of December 31, 2024 and (iv) an annualized average interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), on our indebtedness, as of December 31, 2024, of 9.59%.

Based on an outstanding indebtedness, at par, of $94.2 million as of December 31, 2024 and the weighted average effective annual interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), of 7.38% as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately 4.15% to cover annual interest payments on the outstanding debt.

We may default under our credit facilities.

In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, which constitute collateral, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Provisions in a credit facility may limit our investment discretion.

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

Compliance with Rule 18f‑4 may limit our investment discretion with respect to derivatives.

Certain portfolio management techniques, such as firm commitments and reverse repurchase agreements, are considered derivatives. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions, such as Rule 18f‑4 under the 1940 Act, described below. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

The Fund relies on certain exemptions in Rule 18f‑4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 and 61 of the 1940 Act. Under Rule 18f‑4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f‑4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f- 4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f‑4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f‑4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f‑4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f‑4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

The Fund limits its engagement in derivative transactions such that it will qualify as a “limited derivatives user” for purposes of Rule 18f‑4 such that the Fund will be subject to substantially fewer substantive requirements under that rule than would be the case if it did not so qualify. However, there is no guarantee that the Fund will meet or continue to meet such qualifications, and, as a result, there is a risk that the Fund may become subject to more onerous requirements under Rule 18f‑4 than currently intended.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Manager with respect to Pre-Incentive Fee Net Investment Income.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

We may be impacted by loan origination regulation.

The Fund intends to engage in originating, lending and/or servicing loans, and may therefore be subject to state and federal regulation, borrower disclosure requirements, limits on fees and interest rates on some loans, state lender licensing requirements and other regulatory requirements in the conduct of its business as they pertain to such transactions. The Fund may also be subject to consumer disclosures and substantive requirements on consumer loan terms and other federal regulatory requirements applicable to consumer lending that are administered by the Consumer Financial Protection Bureau and other applicable regulatory authorities. These state and federal regulatory programs are designed to protect borrowers.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Our portfolio investments may present special tax issues.

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Risks Related to an Investment in the Shares

Investing in our shares involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and may result in increased volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.

Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.

We may have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of private companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace.

As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, shareholders will have no input with respect to the Subadvisers' investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

We may have difficulty paying distributions and the tax character of any distributions is uncertain.

We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions (particularly during the early stages of our operations) or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this registration statement. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our shares, which may result in increased tax liability to shareholders when they sell such shares.

An investment in our shares will have limited liquidity.

Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their shares. Shareholders must be prepared to bear the economic risk of an investment in our shares for an extended period of time.

Certain investors will be subject to 1934 Act filing requirements.

Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Special considerations for certain Benefit Plan Investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” of any shareholder that is a "benefit plan investor" under ERISA and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). A “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (i) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (ii) “plans” within the meaning of Section 4975 of the Code that are subject to the prohibited transaction provisions of Section 4975 of the Code (including, without limitation, “Keogh” plans and IRAs), and (iii) any entity whose underlying assets are considered to include “plan assets” (within the meaning of the Plan Asset Regulations) by reason of such an employee benefit plan’s or plan’s investment in such entity (e.g., an entity of which 25% or more of the total value of any class of equity interests in the entity is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code, and may have to be rescinded, (iii) our management, as well as various providers of fiduciary or other services to us (including the Manager and the Subadvisers), and any other parties with authority or control with respect to us or our assets, may be considered fiduciaries or otherwise “parties in interest” (within the meaning of ERISA) or “disqualified persons” (within the meaning of Section 4975 of the Code) for purposes of the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code, and (iv) the fiduciaries of shareholders that are Benefit Plan Investors would not be protected from co-fiduciary liability resulting from our decisions and could be in violation of certain ERISA requirements.

If a prohibited transaction occurs for which no exemption is available, the Manager, the Subadvisers and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized by the fiduciary on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered thereby as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund, the Manager or the Subadvisers. With respect to a Benefit Plan Investor that is an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Shareholder approval requirements for mergers or other reorganizations.

The Independent Trustees may undertake to approve mergers or other reorganizations between the Fund and certain other funds or vehicles. Any such merger or other reorganization would be subject to shareholder approval requirements under the Declaration of Trust and, if required, the 1940 Act. These mergers or other reorganizations may involve funds managed by affiliates of Prudential. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.

Shareholders may experience dilution.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our charter allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in this offering, our Board of Trustees may elect, without shareholder approval, to:

1)
sell additional shares in this or future public offerings;
2)
issue Common Shares or interests in any of our subsidiaries in private offerings;
3)
issue Common Shares upon the exercise of the options we may grant to our independent directors or future employees; or
4)
subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us.

To the extent we issue additional Common Shares after your purchase in this offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our shares or their interests in the underlying assets held by our subsidiaries.

The NAV of our shares may fluctuate significantly.

The NAV and liquidity, if any, of the market for our shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•
loss of RIC or BDC status;
•
changes in earnings or variations in operating results;
•
changes in the value of our portfolio of investments;
•
changes in accounting guidelines governing valuation of our investments;
•
any shortfall in revenue or net income or any increase in losses from levels expected by investors;
•
departure of either of our Manager or certain of its respective key personnel;
•
general economic trends and other external factors; and
•
loss of a major funding source.

Provisions of our Declaration of Trust and bylaws could deter takeover attempts.

Pursuant to our Declaration of Trust and bylaws, as amended, our Board of Trustees is divided into three classes of trustees. Each class consists, as nearly as possible, of one-third of the total number of Trustees, and each class has a staggered three-year term. Our classified board could have the effect of making the replacement of incumbent Trustees more time consuming and difficult. Because our Trustees may be removed by shareholders upon a vote by the holders of more than fifty percent (50%) of our outstanding Shares entitled to vote with or without cause, at least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of our Board of Trustees. Thus, our classified board could increase the likelihood that incumbent Trustees will retain their positions. The staggered terms of Trustees may delay, defer or prevent a repurchase offer by a third party or an attempt to change control of us or another transaction that might involve a premium price for our common shares that might be in the best interest of our shareholders.

Risks Related to Market Events and Regulatory Developments

Terrorist attacks, acts of war, global health emergencies or natural disasters may adversely affect our operations.

Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.

The Russian invasion of Ukraine may have a material adverse impact on us and our portfolio companies.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain investments. To the extent that the Fund has exposure to investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to issuers in countries affected by the invasion.

The October 7th attacks on Israel and subsequent conflicts may have a material adverse impact on us and our portfolio companies.

On October 7, 2023, Hamas (an organization which governs Gaza, and which has been designated as a terrorist organization by the United States, the United Kingdom, the European Union, Australia and other nations) committed a terrorist attack within Israel (the “October 7th Attacks”). As of the date of this prospectus, Israel and Hamas remain in active armed conflict. The ongoing conflict and rapidly evolving measures in response could have a negative impact on the economy and business activity globally, and therefore could adversely affect the performance of the Fund. The severity and duration of the conflict and its future impact on global economic and market conditions (including, for example, oil prices) are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and the performance and the value of an investment in the Fund, and the ability of the Fund to achieve its investment objective. For example, the conflict has and may continue to expand and may ultimately more actively involve the United States, Lebanon (and/or Hezbollah), Syria, Iran and/or other countries or terrorist organizations, any of which may exacerbate the risks described above. Similar risks exist to the extent that any portfolio company, service providers, vendor or certain other parties have material operations or assets in the Middle East, or the immediate surrounding areas. The United States has announced sanctions and other measures against Hamas-related persons and organizations in response to the October 7th Attacks, and the United States (and/or other countries) may announce further sanctions related to the ongoing conflict in the future.

We may be impacted by general global economic conditions.

The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial portfolio positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.

The Manager’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Manager’s businesses and operations (including those of the Fund), including but not limited to risks related to Russia’s invasion of Ukraine and the Israel-Hamas war. A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.

In addition, economic and political problems in a single country, including wars, are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance.

Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.

Cybersecurity and data protection risks could result in the loss of data, exposure of confidential information, interruptions in our business, and damage to our reputation, and subject us to regulatory actions, increased costs and financial losses, each of which could have a material adverse effect on our business and results of operations.

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Our operations are highly dependent on Prudential’s (with respect to the Manager, PPC and PGIM Fixed Income), Deerpath's, our portfolio companies' and/or our service providers’ information systems and technology and we rely heavily on Prudential’s, Deerpath's, our portfolio companies’ and/or our and their respective service providers’ financial, accounting, treasury, communications and other data processing systems.

These information and technology systems may be vulnerable to damage or interruption from cyber-security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers. These information and technology systems also face ongoing cyber-attacks and threats. Attacks on the systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to our proprietary information, destroy data or disable, degrade or sabotage our systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists, ransomware and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees.

There has been an increase in the frequency and sophistication of the cyber and security threats faced, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target Prudential, the Subadvisers or our or their respective other service providers because, as financial institutions, Prudential, the Subadvisers and our and their other service providers hold a significant amount of confidential and sensitive information about investors, portfolio companies and obligors (as applicable) and potential investments. As a result, there is a heightened risk of a security breach or disruption with respect to this information.

If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including non-public personal information related to shareholders (and their beneficial owners) and material non-public information.

Although Prudential and Deerpath have implemented, and portfolio companies and other service providers may implement, various measures to manage risks relating to these types of events, there can be no assurances that measures taken to ensure the integrity of the system will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. Additionally, measures could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. If systems are compromised, do not operate properly or are disabled, or we fail to provide the appropriate regulatory or other notifications in a timely manner, we could suffer financial loss, a disruption of our businesses, liability to our counterparties, portfolio companies or investors, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, we could also suffer losses in connection with updates to, or the failure to timely update, information systems and technology.

Prudential, the Subadvisers, the portfolio companies and other service providers do not control the cyber-security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations, including to Prudential, the Subadvisers, the Fund, the shareholders and/or a portfolio company, each of which could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Prudential’s, the Subadvisers', the Fund’s and/or a portfolio company’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders (and their beneficial owners), material non-public information and the intellectual property and trade secrets and other sensitive information of Prudential, the Subadvisers and/or portfolio companies.

Our portfolio companies and obligors also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. We may invest in strategic assets having a national or regional profile, the nature of which could expose them to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on our investment or assets of the same type or may require portfolio companies or obligors to increase preventative security measures or expand insurance coverage.

Prudential, the Subadvisers, the Fund and/or a portfolio company could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, and other events that may affect their business and financial performance.

Finally, Prudential’s, the Subadvisers', our service providers’ and our technology, data and intellectual property and the technology, data, and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent Prudential, the Subadvisers and our portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, we and our portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on us and our portfolio companies or obligors.

Force Majeure events may adversely affect our operations.

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Additionally, certain countries have been more susceptible than others to such event including but not limited to epidemics/pandemics, most recently COVID-19. Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, including disrupting supply chains and adversely impacting global commercial activity in a number of industries, such as transportation, hospitality and entertainment, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

OFAC, FCPA and Anti-Bribery Considerations

Economic sanction laws in the United States and other jurisdictions may prohibit Prudential and its affiliates and the Fund from transacting with or in certain jurisdictions and with certain individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may significantly restrict or completely prohibit the Fund’s investment activities in certain countries.

In certain jurisdictions, there is generally a greater acceptance than in the United States of government involvement in commercial activities, and of corruption. Prudential, its affiliates and the Fund are committed to complying with the U.S. Foreign Corrupt Practices Act, the UK Bribery Act and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for portfolio companies to obtain or retain business.

The current period of capital markets disruption and economic uncertainty may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.

Current market conditions may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently expect to experience, including being at a higher cost in rising rate environments. If we are unable to raise debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make commitments for portfolio investments. An inability to obtain indebtedness could have a material adverse effect on our business, financial condition or results of operations.

We may not be able to obtain all required state licenses or in any other jurisdiction where they may be required in the future.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

We are subject to risks related to corporate social responsibility.

The Private Credit Subadvisers consider relevant ESG factors as part of their comprehensive investment analysis. Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business. While the Private Credit Subadvisers’ investment teams are provided with information on ESG factors, and take ESG risks into account when making an investment decision, such ESG risks would not by themselves prevent the Private Credit Subadvisers from making any investment. Instead, ESG factors form part of the overall risk management processes, and are one of many risks which may, depending on the specific investment opportunity, be relevant to a determination of risk. See “Other Investments and Strategies—ESG Integration.”

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objective.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker- dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $3.3 million of offering and organizational expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 1.3% of the gross proceeds, assuming maximum gross proceeds of $2,500,000,000. We pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. Any reimbursements will not exceed actual expenses incurred by the Manager and its affiliates. See “Expense Limitation and Reimbursement Agreement.”

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $2,500,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $833,333,333 in Class S Shares
Gross Proceeds(1)	$833,333,333	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$1,100,000	0.13%
Net Proceeds Available for Investment	$832,233,333	99.87%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $833,333,333 in Class D Shares
Gross Proceeds(1)	$833,333,333	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$1,100,000	0.13%
Net Proceeds Available for Investment	$832,233,333	99.87%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $833,333,334 in Class I Shares
Gross Proceeds(1)	$833,333,334	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$1,100,000	0.13%
Net Proceeds Available for Investment	$832,233,333	99.87%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)
Neither the Fund nor the Intermediary Manager charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation:
•
For Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and
•
For Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following:

(i)
a listing of Class I shares,
(ii)
our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or
(iii)
the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief from the SEC that permits the Fund to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution.”
(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information contained in this section should be read in conjunction with “Financial Highlights” and our financial statements and related notes appearing elsewhere or incorporated in this prospectus. This discussion contains forward-looking statements, which relate to future events or the future performance or financial condition of PGIM Private Credit Fund and involves numerous risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risk and assumptions associated with these statements.

Overview and Investment Framework

The Fund is a recently organized, externally managed, non-diversified closed-end management investment company with limited operating history that has elected to be regulated as a BDC under the 1940 Act effective May 5, 2023. Formed as a Delaware statutory trust on March 21, 2022, we are externally managed by the Manager. The Manager has delegated to the Subadvisers responsibility for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring the Fund’s portfolio on an ongoing basis. The Fund elected to be treated as a RIC under the Code commencing with its initial taxable year ended December 31, 2023, and intends to qualify as a RIC annually thereafter.

The Fund’s investment objective is to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). Emphasis will be placed on companies with value-added businesses in narrowly defined and defensive market sectors, and with the exception of collateral-backed transactions, companies capable of healthy free cash flow generation. The Private Credit Subadvisers also look for strong management teams with demonstrated track records and significant personal economic stakes in their companies’ success.

Utilizing this strategy, the Fund intends to structure its investments seeking contractual debt repayment and risk reduction features, typically first- priority senior secured ranking in the capital structure, and maintenance covenant(s) and terms protections. The Fund will have a limited basket for second lien loans focused on transactions with true collateral coverage, expected to be no more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans. To manage its liquidity needs, from time to time the Fund also intends to invest a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments, including broadly syndicated loans.

Key Components of Our Results of Operations

Investments

Under normal circumstances, the Fund intends to invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. The Fund considers private credit investments to include loans, bonds and other credit instruments that are issued in private offerings or issued by private companies. Under normal circumstances, it is expected that the Fund will primarily be invested in privately originated and privately negotiated direct lending investments to U.S. middle market companies through (i) first lien senior secured loans (including club deals by a small group of investment firms), and (ii) with not more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans.

The Fund primarily seeks investments in middle market companies predominantly located in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia, and Latin America).

Revenues

The Fund generates revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. The senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, the Fund may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums are capitalized, and we accrete or amortize such amounts as interest income. The Fund will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Except as specifically provided below, all investment professionals and staff of the Manager and the Subadvisers, when and to the extent engaged in providing investment advisory services and subadvisory services to the Fund and the base compensation, bonus and benefits, of such personnel allocable to such services, will be provided and paid for by the Manager or Subadviser, as applicable.

In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses, among others: (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Trustees who are not “affiliated persons” of the Manager or any subadviser within the meaning of the 1940 Act; (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund in the Management Agreement; (iii) rent or depreciation, utilities, capital equipment or other administrative items of the Manager or its affiliates; and (iv) the fees, costs and expenses payable to a subadviser pursuant to a subadvisory agreement.

From time to time, the Manager or its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Manager or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Manager may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund shareholders, subject to the expense cap noted below.

Expense Limitation and Reimbursement Agreement

The Fund has entered into an expense limitation and reimbursement agreement with the Manager (the “Expense Limitation and Reimbursement Agreement”).

Portfolio and Investment Activity

For the year ended December 31, 2024, we acquired $127.3 million aggregate principal amount of investments (including $17.7 million of unfunded commitments), all of which was first lien debt.

For the year ended December 31, 2023, we acquired $106.4 million aggregate principal amount of investments (including $13.5 million of unfunded commitments), all of which was first lien debt.

The Fund’s portfolio and investment activity for the years ended December 31, 2024 and 2023 are presented below (information presented herein is at amortized cost unless otherwise indicated) (dollar amounts in thousands):

	First Lien Debt - Total Investments
	For the Year Ended
	December 31, 2024	December 31, 2023
Total Investments, beginning of period	$100,588	$8,486
Purchases of investments	117,255	98,912
Proceeds from principal repayment of investments	(9,477)	(7,331)
Payment-in-kind interest	71	—
Amortization or accretion of discount on investments	803	519
Net realized gain (loss) on investments	14	2
Total investments, end of period	$209,254	$100,588
Number of Portfolio Companies	54	33

The weighted average yields of the Fund’s investments as of December 31, 2024 and December 31, 2023 were as follows:

	December 31, 2024	December 31, 2023
Weighted average yield on debt and income producing investments, at cost (1)	11.11%	12.85%
Weighted average yield on debt and income producing investments, at fair value (1) (2)	11.11%	12.80%
Percentage of debt investments bearing a floating rate (2)	100.0%	100.0%
Percentage of debt investments bearing a fixed rate (2)	0.0%	0.0%

(1)
Computed as (a) effective interest rates as of each respective date plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.
(2)
Measured on a fair value basis and excludes investments on non-accrual status, if any.

The Fund’s investments as of December 31, 2024 and December 31, 2023 consisted of the following (dollar amounts in thousands):

	December 31, 2024
	Cost	Fair value	Percentage of Total Investments at Fair Value
First Lien Debt	$209,254	$209,214	100.00%
Total	$209,254	$209,214	100.00%
Largest portfolio company investment	$11,761	$11,816	5.65%
Average portfolio company investment	$3,875	$3,874	1.85%

	December 31, 2023
	Cost	Fair value	Percentage of Total Investments at Fair Value
First Lien Debt	$100,588	$101,019	100.00%
Total	$100,588	$101,019	100.00%
Largest portfolio company investment	$6,991	$7,032	6.96%
Average portfolio company investment	$3,048	$3,061	3.03%

Results of Operations

Operating results for the years ended December 31, 2024 and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022 were as follows (dollar amounts in thousands):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the period from December 13, 2022 (commencement of operations) through December 31, 2022
Investment income
From non-affiliated investments:
Interest income	$17,680		$8,558		$45
Dividend income	182		1,299		—
Fee income	243		108		—
Payment-in-kind	71		—		—
From affiliated investments:
Dividend income	40		—		—
Total investment income	18,216		9,965		45
Expenses
Interest expense	3,266		140		—
Professional fees	2,263		2,235		50
Management fees	1,426		485		—
Income based incentive fees	1,153		608		—
Capital gains incentive fees	104		—		—
Custodian and accounting fees	337		200		22
Transfer agent’s fees and expenses (**)	223		161		—
Trustees’ fees	206		176		—
Shareholders' reports	181		105		—
Blue sky fees	90		—		—
Pricing fees	50		105		—
Servicing and distribution fees	—	(*)	—	(*)	—
Other general & administrative	115		146		20
Total expenses	9,414		4,361		92
Expense reimbursement	(2,939)		(2,708)		(89)
Incentive fees waived	(1,257)		(608)		—
Management fees waived	(1,426)		(485)		—
Net expenses	3,792		560		3
Net investment income (loss)	14,424		9,405		42
Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-affiliated investments transactions	14		2		—
Forward foreign currency contracts transactions	(141)		61		—
Foreign currency transactions	(11)		(17)		—
Net realized gain (loss)	(138)		46		—
Net change in unrealized appreciation (depreciation):
Non-affiliated investments	(471)		431		—
Forward foreign currency contracts	1,281		(282)		—
Foreign currency	(36)		2		—
Net change in unrealized appreciation (depreciation)	774		151		—
Net realized and unrealized gain (loss)	636		197		—
Net increase (decrease) in net assets resulting from operations	$15,060		$9,602		$42

(*) Less than $500

(**) For the years ended December 31, 2024 and December 31, 2023, $25 and $2, respectively, of affiliated expenses were included. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, there were no affiliated expenses incurred by the Company.

Investment Income

For the year ended December 31, 2024, investment income was $18.2 million, all of which was attributable to interest and fees on our debt investments, dividend income and fee income. The increase in investment income from December 31, 2023 was primarily due to an increase of $127.3 million aggregate principal amount of new investments acquired during the year.

For the year ended December 31, 2023, investment income was $10.0 million, all of which was attributable to interest and fees on our debt investments, dividend income and fee income. The increase in investment income from December 13, 2022 (commencement of operations) through December 31, 2022 was primarily due to an increase of $106.4 million aggregate principal amount of new investments acquired during the year.

For the period from December 13, 2022 (commencement of operations) through December 31, 2022, investment income was $45 thousand, all of which was attributable to interest and fees on our debt investments.

Expenses

Total expenses before expense reimbursement and incentive and management fee waivers for the year ended December 31, 2024 were $9.4 million, consisting primarily of professional fees, income based incentive fees, capital gains incentive fees, blue sky fees, management fees, custodian and accounting fees, trustees’ fees, transfer agent’s fees and expenses, interest expense, pricing fees, shareholder’s reports, and other general and administrative fees. The increase in total expenses from the year ended December 31, 2023, was primarily related to an increase in interest expenses, professional fees, management and incentive fees due to an increased cost of servicing a larger investment portfolio.

Total expenses before expense reimbursement and incentive and management fee waivers for the year ended December 31, 2023 were $4.4 million, consisting primarily of professional fees, income based incentive fees, management fees, custodian and accounting fees, trustees’ fees, transfer agent’s fees and expenses, interest expense, pricing fees, shareholder’s reports and other general and administrative fees. The increase in total expenses from December 13, 2022 (commencement of operations) through December 31, 2022 was primarily related to an increase in professional, management and incentive fees due to an increased cost of servicing a larger investment portfolio.

Total expenses before expense reimbursement for the period from December 13, 2022 (commencement of operations) through December 31, 2022 were $92 thousand, consisting primarily of custodian and accounting fees, audit fees, and other general and administrative fees.

The expense reimbursement amount represents the amount of expenses waived by the Manager in accordance with the Expense Limitation and Reimbursement Agreement.

For the years ended December 31, 2024 and 2023, the Fund accrued income based incentive fees of $1.2 million and $608 thousand, respectively, all of which were subject to waiver by the Manager. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Fund did not accrue any incentive fees.

For the year ended December 31, 2024, the Fund accrued capital gains incentive fees of $104 thousand, all of which were subject to waiver by the Manager. For the year ended December 31, 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, there were no capital gains incentive fees recorded by the Fund. As of December 31, 2024, there were no capital gains incentive fees payable by the Fund.

For the years ended December 31, 2024 and 2023, the Fund accrued management fees of $1.4 million and $485 thousand, respectively, all of which were subject to waiver by the Manager. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Fund did not accrue any management fees. As of December 31, 2024, there were no management fees payable by the Fund.

Income Taxes, Including Excise Taxes

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long- term capital losses and (ii) its net tax-exempt income. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s shareholders and would not be reflected in the financial statements of the Fund.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

For the years ended December 31, 2024 and 2023, the Fund did not incur any excise tax expense.

Net realized gain (loss) and Net change in unrealized appreciation (depreciation)

For the year ended December 31, 2024, the Fund reported realized losses from foreign currency transactions of $(11) thousand. For the year ended December 31, 2024, the Fund reported realized losses from forward currency contracts of $(141) thousand. For the year ended December 31, 2024, the Fund reported realized gains from non-affiliated investments transactions of $14 thousand.

For the year ended December 31, 2023, the Fund reported realized losses from foreign currency transactions of $(17) thousand. For the year ended December 31, 2023, the Fund reported realized gains from forward currency contracts of $61 thousand. For the year ended December 31, 2023, the Fund reported realized gains from non-affiliated investments transactions of $2 thousand.

For the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Fund did not report realized gains (losses) from foreign currency transactions and forward currency contracts.

For the year ended December 31, 2024, the Fund reported unrealized depreciation from foreign currency of $(36) thousand. For the year ended December 31, 2024, the Fund reported unrealized appreciation from forward foreign currency contracts of $1.3 million. For the year ended December 31, 2024, the Fund reported unrealized depreciation from non-affiliated investments transactions of $(471) thousand, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over the period.

For the year ended December 31, 2023, the Fund reported unrealized appreciation from foreign currency of $2 thousand. For the year ended December 31, 2023, the Fund reported unrealized depreciation from forward foreign currency contracts of $(282) thousand. For the year ended December 31, 2023, the Fund reported unrealized appreciation from non-affiliated investments transactions of $431 thousand, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over the period.

The Fund did not record a net change in unrealized appreciation (depreciation) for the period from December 13, 2022 (commencement of operations) through December 31, 2022.

Financial Condition, Liquidity and Capital Resources

The Fund’s liquidity and capital resources are generated primarily through the net proceeds of the offering of the Common Shares, any financing arrangements we may enter into in the future, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary uses of cash have been investments in portfolio companies and other general corporate purposes.

The primary uses of cash are expected to be for investments in portfolio companies and other investments, distributions to shareholders, for operational costs such as paying management and incentive fees, custodian and accounting fees and for the cost of any borrowings or financing arrangements. We believe that cash flows from operations and existing cash on hand, together with net proceeds of the offering of the Common Shares, will be sufficient to satisfy our anticipated cash requirements for the next twelve months and foreseeable future.

The Fund is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to Common Shares if asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On November 8, 2022, the Fund’s sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940

Act and such election became effective the following day. In addition, while any senior securities remain outstanding, the Fund will be required to make provisions to prohibit any dividend distribution to shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the dividend distribution or repurchase. The Fund also may be permitted to borrow amounts up to 5% of the value of the total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. As of December 31, 2024 and December 31, 2023, the Fund had an aggregate amount of $94.2 million and $0 of debt securities outstanding and the asset coverage ratio was 229.1% and 0%, respectively.

Pursuant to the Expense Limitation and Reimbursement Agreement, for three years from May 5, 2023, the effective date of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (excluding the organizational and offering expenses relating to the initial sale of Class I, Class S and Class D Common Shares), with the following exceptions: (i) the management fee, (ii) the incentive fee, (iii) the shareholder servicing and/or distribution fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, (v) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Manager). Prior to the Fund’s election of BDC status, the Manager agreed to voluntarily enact the above-described expense limitation.

For the year ended December 31, 2024, the Fund had $5.1 million in cash and cash equivalents, including foreign currency. During that period, cash used in operating activities was $94.3 million, primarily as a result of purchasing portfolio investments of $117.3 million, partially offset by proceeds from repayment of investments of $9.5 million. Cash provided by financing activities was $83.1 million, primarily as a result of dividends paid in cash and borrowings under the Revolving Credit Facility.

For the year ended December 31, 2023, we had $16.3 million in cash and cash equivalents, including foreign currency. During that period, cash used in operating activities was $83.1 million, primarily as a result of purchasing portfolio investments of $98.9 million, partially offset by proceeds from repayment of investments of $7.3 million. Cash provided by financing activities was $96.2 million, primarily as a result of proceeds from issuance of Common Shares.

For the period from December 13, 2022 (commencement of operations) through December 31, 2022, we had $3.2 million in cash and cash equivalents. During that period, cash used in operating activities was $8.5 million, primarily as a result of purchasing portfolio investments of $8.5 million. Cash provided by financing activities was $11.7 million, primarily as a result of proceeds from issuance of Common Shares.

Equity

The following tables summarize transactions with respect to the Common Shares for the years ended December 31, 2024 and 2023 (dollars in thousands except share amounts):

	For the year ended December 31, 2024
	Class I		Class S		Class D
	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offerings	47,539	$1,177	—	$—	—	$—
Shares/gross proceeds from the private placements	—	—	—	—	—	—
Share transfers between classes	—	—	—	—	—	—
Reinvestment of distribution	507,074	12,608	82	2	86	2
Repurchased Shares	—	—	—	—	—	—
Net Increase (decrease)	554,613	$13,785	82	$2	86	$2

	For the year ended December 31, 2023
	Class I		Class S		Class D
	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offerings	3,818,777	$97,425	382	$10	382	$10
Shares/gross proceeds from the private placements	—	—	—	—	—	—
Share transfers between classes	—	—	—	—	—	—
Reinvestment of distribution	35,487	964	—	—	—	—
Repurchased shares	—	—	—	—	—	—
Net Increase (decrease)	3,854,264	$98,389	382	$10	382	$10

Distributions

The following tables summarize the Fund’s distributions declared and payable for the year ended December 31, 2024 (dollars in thousands except per share amounts) by share class:

					Class I
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.22500	$—	$0.22500	$972
February 23, 2024	February 29, 2024	March 27, 2024	0.22500	—	0.22500	986
March 22, 2024	March 28, 2024	April 26, 2024	0.22500	—	0.22500	995
April 22, 2024	April 30, 2024	May 29, 2024	0.22500	—	0.22500	1,009
May 22, 2024	May 31, 2024	June 26, 2024	0.22500	—	0.22500	1,018
June 21, 2024	June 28, 2024	July 29, 2024	0.22500	—	0.22500	1,026
July 22, 2024	July 29, 2024	August 30, 2024	0.22500	—	0.22500	1,036
August 22, 2024	August 29, 2024	September 30, 2024	0.22500	—	0.22500	1,045
September 27, 2024	September 30, 2024	October 31, 2024	0.24000	0.05478	0.29478	1,383
October 25, 2024	October 31, 2024	November 26, 2024	0.24000	0.09638	0.33638	1,596
November 25, 2024	November 29, 2024	December 27, 2024	0.24000	0.08852	0.32852	1,581
December 30, 2024	December 31, 2024	January 28, 2025	0.24000	0.02868	0.26868	1,311

					Class S
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.20680	$—	$0.20680	$—	*
February 23, 2024	February 29, 2024	March 27, 2024	0.20680	—	0.20680	—	*
March 22, 2024	March 28, 2024	April 26, 2024	0.20680	—	0.20680	—	*
April 22, 2024	April 30, 2024	May 29, 2024	0.20680	—	0.20680	—	*
May 22, 2024	May 31, 2024	June 26, 2024	0.20680	—	0.20680	—	*
June 21, 2024	June 28, 2024	July 29, 2024	0.20680	—	0.20680	—	*
July 22, 2024	July 29, 2024	August 30, 2024	0.20680	—	0.20680	—	*
August 22, 2024	August 29, 2024	September 30, 2024	0.20680	—	0.20680	—	*
September 27, 2024	September 30, 2024	October 31, 2024	0.22177	0.05478	0.27655	—	*
October 25, 2024	October 31, 2024	November 26, 2024	0.22177	0.09697	0.31874	—	*
November 25, 2024	November 29, 2024	December 27, 2024	0.22177	0.08863	0.31040	—	*
December 30, 2024	December 31, 2024	January 28, 2025	0.22177	0.02946	0.25123	—	*

					Class D
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.22100	$—	$0.22100	$—	*
February 23, 2024	February 29, 2024	March 27, 2024	0.22100	—	0.22100	—	*
March 22, 2024	March 28, 2024	April 26, 2024	0.22100	—	0.22100	—	*
April 22, 2024	April 30, 2024	May 29, 2024	0.22100	—	0.22100	—	*
May 22, 2024	May 31, 2024	June 26, 2024	0.22100	—	0.22100	—	*
June 21, 2024	June 28, 2024	July 29, 2024	0.22100	—	0.22100	—	*
July 22, 2024	July 29, 2024	August 30, 2024	0.22100	—	0.22100	—	*
August 22, 2024	August 29, 2024	September 30, 2024	0.22100	—	0.22100	—	*
September 27, 2024	September 30, 2024	October 31, 2024	0.23485	0.05478	0.28963	—	*
October 25, 2024	October 31, 2024	November 26, 2024	0.23485	0.09656	0.33141	—	*
November 25, 2024	November 29, 2024	December 27, 2024	0.23485	0.08742	0.32227	—	*
December 30, 2024	December 31, 2024	January 28, 2025	0.23485	0.02781	0.26266	—	*

* Less than $500

The following tables summarize our distributions declared and payable for the year ended December 31, 2023 (dollars in thousands except per share amounts) by share class:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 27, 2023	November 30, 2023	December 20, 2023	$0.22500	$964
December 22, 2023	December 29, 2023	January 20, 2024	$0.22500	$973
December 22, 2023	December 29, 2023	January 20, 2024	$2.57225	$11,118	(1)

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
December 22, 2023	December 29, 2023	January 20, 2024	$0.20680	$—	*
December 22, 2023	December 29, 2023	January 20, 2024	$2.26391	$1	(1)

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
December 22, 2023	December 29, 2023	January 20, 2024	$0.22100	$—	*
December 22, 2023	December 29, 2023	January 20, 2024	$2.32949	$1	(1)

* Less than $500

(1)
Represents a special distribution.

Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan, pursuant to which all cash dividends declared by the Board on behalf of shareholders who do not elect to receive their dividends in cash as provided below will be reinvested into additional Common Shares. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then shareholders who have not opted out of the distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.

Share Repurchase Program

The Fund provides liquidity through a quarterly repurchase program pursuant to which it offers to repurchase, in each quarter, up to 5% of its Common Shares outstanding (either by number of Shares or aggregate NAV) as of the close of the previous calendar quarter. The Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best interest of the Fund’s shareholders, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended and Section 23(c) of the 1940 Act. All Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Shares. Any repurchases of the Manager’s and affiliate shares will be on the same terms and subject to the same limitations as other shareholders.

Under the Fund’s share repurchase program, to the extent the Fund offers to repurchase Common Shares in any particular quarter, the Fund expects to repurchase Shares pursuant to quarterly tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the repurchase subscription date immediately following the valuation date used in the repurchase of such Common Shares. For illustrative purposes, a shareholder that acquires Shares on September 1 would not incur an early repurchase deduction for participating in a repurchase offer that has a valuation date of August 31 of the following year or anytime thereafter (e.g., a repurchase subcription date in September). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

The Fund commenced the share repurchase program during the first quarter of 2024. During the year ended December 31, 2024, no Common Shares were repurchased by the Fund.

Borrowings

On October 30, 2023, the Fund entered into a senior secured revolving credit facility (the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation.

The Revolving Credit Facility is secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. The stated interest rate on the Revolving Credit Facility is determined pursuant to a formula-based calculation based on the gross borrowing base at the time, resulting in a stated interest rate, depending on the type of borrowing, of either (a) Term SOFR plus a 10 basis point credit spread adjustment and an applicable margin equal to 2.125% per annum or 2.25% per annum, or (b) Alternate Base Rate plus a 10 basis point credit spread adjustment and an applicable margin equal to 1.125% per annum or 1.25% per annum in respect of USD borrowings and comparable rates in respect of non-USD borrowings.

The initial principal amount of the Revolving Credit Facility is $150 million. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $350 million. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the closing date of the Revolving Credit Facility.

The following table presents outstanding borrowings as of December 31, 2024 and 2023 (dollar amounts in thousands):

	December 31, 2024
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unused Portion(1)	Amount Available(2)
Revolving Credit Facility	$150,000	$94,150	$94,150	$55,850	$52,607
Total	$150,000	$94,150	$94,150	$55,850	$52,607

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unused Portion(1)	Amount Available(2)
Revolving Credit Facility	$150,000	$—	$—	$150,000	$65,881
Total	$150,000	$—	$—	$150,000	$65,881

(1)
The unused portion is the amount upon which commitment fees, if any, are based.
(2)
The amount available reflects any limitations related to the credit facility’s borrowing base.

For additional information on our debt obligations see “Note 6. Borrowings” to the financial statements.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, are any material legal proceedings threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Our business is also subject to extensive regulation, which may result in regulatory proceedings against us. While the outcome of any such future legal or regulatory proceedings cannot be predicted with certainty, we do not expect that any such future proceedings will have a material effect upon our financial condition or results of operations.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Critical Accounting Estimates

The preparation of the financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. The Fund considers the most significant accounting policies to be those related to Valuation of Portfolio Investments, are described below. The critical accounting policies and estimates should be read in conjunction with our financial statements and related notes.

The Fund values its investments in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. The Fund is required to report its investments for which current market values are not readily available at fair value. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market for these investments existed, and these differences could be material.

The Fund’s Board has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments as Valuation Designee. Pursuant to the Board’s delegation, the Valuation Designee has established a valuation committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation advisor services.

The Valuation Designee will use reliable market quotations to value the Fund’s investments when such market quotations are readily available. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Valuation Designee. Market quotations may be deemed not to represent fair value in certain circumstances where the Valuation Designee reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security.

If and when market quotations are deemed not to represent fair value, the Fund typically utilizes independent third party valuation firms to assist in determining fair value. Accordingly, such investments go through a multi-step valuation process as described below. The Valuation Designee may engage one or more independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Valuation Designee, subject to oversight by the Board, has approved a multi-step valuation process each month, as described below:

•
Valuation process begins with each portfolio company or investment being initially valued at cost. For Level 3 investments, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.
•
The Valuation Designee discusses valuations and determines in good faith the fair value of each investment in the portfolio based in part on information from an independent valuation firm that is provided on a monthly basis in conjunction with the determination of the Net Asset Value (“NAV”) per share each month.

•
Valuation conclusions are discussed with and documented by the Valuation Designee, including whether a significant observable change has occurred since the most recent month-end with respect to an investment that requires an adjustment from the most recent monthly valuation.
•
The Board reviews valuations approved by the Valuation Designee at least quarterly.

As part of the Fund’s valuation process, the Valuation Designee will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The determinations of fair value may differ materially from the values that would have been used if a readily available market for these non-traded securities existed. Due to this uncertainty, fair value determinations may cause NAV on a given date to materially differ from the value that may ultimately realize upon the sale of one or more of the investments.

The Board reviews the valuations of portfolio investments quarterly and, no less frequently than annually, the adequacy of policies and procedures regarding valuations and the effectiveness of their implementation.

The Fund’s accounting policy on the fair value of investments is critical because the determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining fair value measurements, the fair values of investments may differ from the amounts that we ultimately realize or collect from sales or maturities of investments, and the differences could be material.

Recent Developments

The Fund’s management evaluated recent developments through the date of issuance of the financial statements. There have been no recent developments that occurred during such period that would require disclosure in this report, except as discussed below.

On January 17, 2025, the Fund entered into an agreement to increase the aggregate commitments under the Revolving Credit Facility from $150 million to $175 million. The accordion feature of the Revolving Credit Facility allows the Fund, under certain circumstances, to increase the aggregate commitments under the Revolving Credit Facility up to $350 million.

On January 28, 2025, the Fund declared a distribution of $0.29226 per Class I Share, $0.27438 per Class S Share, and $0.28723 per Class D Share which was paid on February 27, 2025 to shareholders of record as of January 31, 2025.

On February 27, 2025, the Fund declared a distribution of $0.27707 per Class I Share, $0.25894 per Class S Share, and $0.27175 per Class D Share was paid on March 28, 2025 to shareholders of record as of February 28, 2025.

Quantitative and Qualitative Disclosure About Market Risk

The Fund is subject to financial market risks, including valuation risk, interest rate risk and currency risk.

Valuation Risk

The Fund plans to invest primarily in illiquid debt securities of private companies. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by the Manager, as valuation designee pursuant to Rule 2a-5 under the 1940 Act, and under the oversight of the Board, based on, among other things, the input of the Manager, the Subadvisers and independent third-party valuation firms engaged at the direction of the Valuation Designee to review the Fund’s investments. The Board will review and determine, or (subject to the Board’s oversight) delegate to the Valuation Designee to determine, the fair value of each of the Fund’s investments and NAV per share each month. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund may realize amounts that are different from the amounts presented and such differences could be material.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, net investment income will be affected by the difference between the rate at which the Fund invests and the rate at which the Fund borrows. Accordingly, the Fund cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on net investment income.

If deemed prudent, the Fund may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. The Fund may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. The Fund may also borrow funds in local currency as a way to hedge our non-U.S. denominated investments.

In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Based on the Statement of Assets and Liabilities as of December 31, 2024, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in investment (dollar amounts in thousands):

	Interest Income	Interest Expense	Net Income
Up 300 basis points	$6,383	$(2,825)	$3,558
Up 200 basis points	4,256	(1,883)	2,373
Up 100 basis points	2,128	(942)	1,186
Down 100 basis points	(2,128)	942	(1,186)
Down 200 basis points	(4,256)	1,883	(2,373)

Currency Risk

The Fund expects to hedge most of the risk of foreign currency fluctuations on the non-U.S. cash receipts that would flow from non-U.S. investments, including by funding such investments with borrowings denominated in the relevant foreign currency or through other hedging techniques (including the use of foreign currency forward contracts or swaps), subject to the requirements of the 1940 Act. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily. There is uncertainty regarding the timing and amounts of those future cash flows, and the Fund’s strategies for hedging transactions are subject to inherent imperfections. As such, the full risk of currency fluctuations will not be eliminated and the Fund may be exposed to additional risk of loss. There can be no guarantee that instruments suitable for hedging in market shifts will be available at the time when the Fund wishes to use them. Certain of the Fund’s hedging transactions may be undertaken through brokers, banks or other organizations, and the Fund will be subject to risk of default or insolvency of such counterparties. In such event, there can be no assurance that any money advanced to or obligations from these counterparties would be repaid or that the Fund would have any recourse in the event of default. Further, hedging transactions may reduce cash available to pay distributions to shareholders.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval. The Fund seeks to meet its investment objective by investing primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). Emphasis will be placed on companies with value-added businesses in narrowly defined and defensive market sectors, and with the exception of collateral-backed transactions, companies capable of healthy free cash flow generation. The Private Credit Subadvisers also look for strong management teams with demonstrated track records and significant personal economic stakes in their companies’ success. The Private Credit Subadvisers will conduct research and due diligence review on each potential investment, utilizing their network of contacts to understand and analyze the particular industry, company and management team in addition to third party confirmatory diligence from a wide range of advisors performing such services as financial/accounting due diligence, commercial/market due diligence, channel checks/customer references, insurance, technology, legal, tax and background checks. After closing an investment, the Private Credit Subadvisers continue to work actively with their portfolio companies, including an active dialogue with management and intensive monitoring of financial performance. The portfolio management will be led by the Private Credit Subadvisers’ dedicated teams and supplemented by robust technology and access to the Private Credit Subadvisers' captive, deeply experienced functional resources, including workouts teams.

The Fund’s strategy implements six key tenets:

•
Focus on the middle market companies that the Private Credit Subadvisers believe to be more differentiated and less competitive than the broader capital markets;
•
Broad sourcing capabilities, to enable selectivity and portfolio diversification among both loans that involved private equity sponsors and non-sponsored loans;
•
Disciplined and consistent underwriting through cycles, to manage credit risk;
•
Focus on core credit and loss mitigation, to seek consistent returns;
•
Lead or significant role in financings, to control the Fund’s investment outcomes; and
•
Active portfolio management, where the Private Credit Subadvisers’ influence is a driver of return.

Utilizing this strategy, the Fund structures its investments seeking contractual debt repayment and risk reduction features, typically first-priority senior secured ranking in the capital structure, and full maintenance covenant(s) and terms protections. The Fund will have a limited basket for second lien deals focused on transactions with true collateral coverage, expected to be no more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans. To manage its liquidity needs, from time to time the Fund also invests a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments, including broadly syndicated loans.

Consistent with the strategy detailed above, the Private Credit Subadvisers, collectively, have closed hundreds of transactions since their respective founding. More recently, PPC’s direct lending strategy expanded to capture the full market opportunity set as opposed to previously focusing only on a more limited set of more conservatively leveraged and priced bank loan style deals. Additionally, we believe the Fund can benefit from the terms and covenant protections the Private Credit Subadvisers seek in their loans as well as typical amortization and risk reduction features (e.g., excess cash flow sweeps and de-leveraging covenants, in addition to scheduled principal amortization).

The Manager and the Subadvisers

PGIM Investments, an indirect wholly-owned subsidiary of Prudential and a registered investment adviser, is the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, NJ 07102‑4410. PGIM Investments serves as investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of December 31, 2024, PGIM Investments’ total assets under management were approximately $311.11 billion.

PGIM serves as the Fund's subadviser. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. As of December 31, 2024, PGIM managed approximately $1.38 trillion in assets. PGIM provides day-to-day management of the Fund’s portfolio primarily through PPC, its dedicated private credit asset management business unit. PGIM has engaged Deerpath as subadviser to manage a portion of the direct lending investments for the Fund. In addition, the Manager has engaged PGIM Fixed Income, the primary fixed income asset management unit of PGIM to invest in broadly syndicated loans for liquidity purposes. PPC, subject to the supervision and direction of the Manager and the Board of Trustees, determines the allocation among the Subadvisers. The Manager is permitted to allocate portions of the Fund’s portfolio to any of the business units within PGIM.

PPC is a leading source of private debt for public and private companies and is the private credit arm of PGIM. As of December 31, 2024, PPC, headquartered in Newark, New Jersey, U.S.A, managed a $106.6 billion portfolio of private placements, loans and mezzanine investments across its 15 regional offices throughout North America, Europe and Australia. The business is supported by 206 professionals globally.

Deerpath is a direct lending firm specializing in providing cash-flow based first lien, senior secured loans to U.S. based lower middle market companies. Deerpath is an indirect, majority owned subsidiary of Prudential. As of December 31, 2024, Deerpath managed more than $8.0 billion of assets. Deerpath employs approximately 100 professionals across 8 global offices. Deerpath, located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394, is registered as an investment adviser under the Advisers Act.

PGIM Fixed Income is a global asset manager offering a range of fixed income strategies and products with $837 billion in assets under management as of December 31, 2024. PGIM Fixed Income is headquartered in Newark, New Jersey, U.S.A. with affiliated offices across the globe, including in Amsterdam, Hong Kong, London, Munich, Paris, Singapore, Stockholm, Sydney, Tokyo, and Zurich. PGIM Fixed Income and its predecessors have been managing fixed income portfolios for more than 140 years with Senior Investment Professionals averaging 29 years of investment experience, and the business is supported by more than 1,000 employees globally.

Market Opportunity

The Fund believes direct lending investments, whereby the Fund will provide loans to middle market companies, offer opportunity for attractive risk adjusted returns. These loans are generally held to maturity or until they are refinanced by the borrower. The proceeds from these loans may be used for various purposes, depending on the terms of the specific loan.

The direct lending market is generally a leveraged buyout-driven, private equity-led market, which is driven by sponsored deal flow, estimated at 80%+ of the market, yet fundamentally relies on privately placed credit and terms underwriting negotiated directly with the issuer without an intermediary. However, direct lending is also used for refinancings, recapitalizations, growth financings and strategic acquisitions not involving private equity firms, also known as non-sponsored transactions. The Fund believes it is well positioned to source non-buyout deals through its direct access to companies in the middle market and comfort and experience dealing with non-sponsored transactions.

Direct lending is widely utilized in the middle market, which is characterized by a large number of target companies and lower penetration by large financial buyers and intermediaries. As a result, leverage levels, or the amount of debt on balance sheets, of borrowers tend to be lower than large capitalization transactions found in the broadly syndicated leveraged loan market.

Unlike many private equity investments, direct lending investments are typically not as dependent upon “exits” to generate liquidity. This is particularly attractive given the volatility of the M&A and IPO markets and greater sensitivity to valuations in an equity investment versus a debt investment. Direct lending investments can be monetized through any combination of refinancings, recapitalizations, sales of companies, merger events, IPOs/public offerings and liquidations.

As a result of these dynamics, the Fund’s investment philosophy in direct lending is reinforced. The Fund focuses on leveraging its unique origination network to produce a diverse portfolio of both non-sponsored, non-change of control loans coupled with a selective approach to sponsored loans. This origination strategy is broadly focused on middle market borrowers in the United States between $5-$75 million of EBITDA. PPC believes their non-sponsored origination capability offers diversification and differentiation to the portfolio with those borrowers typically sized between $25-$75 million of EBITDA. PPC believes the size and longevity of these borrowers more than offset non-sponsored risk (i.e., lack of equity fund capital/governance). PPC and Deerpath are also leading sponsored direct lenders, focused on the core and lower middle market with borrowers typically ranging from $10-$50 million of EBITDA, and $5-$25 million of EBITDA, respectively. On the lower end of this range, smaller company risk is offset by equity contribution and sponsor governance. In the majority of their financings, the Private Credit Subadvisers typically seek to be sole, lead, or co-lead lenders to exert control and influence over terms, relationship management, and investment outcome.

This origination approach has enabled the Fund to continue to grow its direct lending investment pace while also remaining disciplined on risk credit underwriting. The Fund maintains its investment discipline in directly originated loans by:

•
Focusing on first lien senior secured loans, which generally provides for lower rates of defaults and higher recoveries;
•
Seeking deals with maintenance covenant(s) and terms protection for equity friendly events;
•
Average entry leverage of less than 4.5x debt to EBITDA and less than 50% LTV (Loan to Enterprise Value);
•
Maintaining origination capabilities through its regional-office network allowing it to be selective; and
•
Deploying an underwriting process resulting in selective investment decisions.

Attractive Opportunities in Senior Secured Loans

We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be liquidated in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration.

PPC Strengths

Prudential’s investment management business, PGIM, is one of the top asset managers worldwide, managing more than $1.38 trillion of assets as of December 31, 2024 and providing deep asset class expertise to meet its clients’ investment objectives. PPC is a leading source of private debt for public and private companies and is the private credit arm of PGIM. As of December 31, 2024, PPC managed a $106.6 billion portfolio of private placements, loans and mezzanine investments through its regional office network in North America, Europe and Australia. The business is supported by 206 investment professionals located in cities across the globe. PPC is a key player in the direct lending asset class, stemming from (i) conservative underwriting, principally driven by seeking borrowers with lower leverage profiles, and (ii) strong capabilities to reduce losses and maximize post- default recovery ratios, which are derived from a disciplined approach to covenants and terms coupled with an active portfolio management strategy, including an experienced workouts team.

PPC believes that the following characteristics distinguish PPC as an investment subadviser:

Experienced Subadviser. PPC has invested in the direct lending asset class since 2000, and during that time, has employed a consistent investment strategy with long continuity of its investment professionals. PPC believes its depth and experience are important and distinct attributes offered to investors. Members of PPC’s direct lending investment committee (the “ PPC Investment Committee”) have on average 31 years of private market experience and PPC’s other regional and product Managing Directors (excluding the investment committee) have been with PPC for an average of 22 years.

Scale of Operations. As of December 31, 2024, PPC manages a portfolio in excess of $106.6 billion in private capital spread across 1,100 companies in numerous industries and geographies and across the risk spectrum. This scale allows PPC to have a broad view of the debt markets, to research and analyze prospective investments effectively and to cast a wide sourcing net across the middle market.

Global Network. PPC maintains a regional office network across North America, Europe and Australia that includes 15 offices and 206 investment professionals. PPC believes that this broad network provides the Fund with consistent access to deals both on a non-sponsored and sponsored basis and both industry and geographic diversification for its investors.

Differentiated Origination. PPC’s direct lending strategy fully utilizes its global regional office network, to increase penetration of geographic regions and deal sources. PPC has developed strong relationships with middle market companies through its large portfolio of over 1,100 companies worldwide and its active calling efforts. These relationships provide PPC with access to potential transactions at an early stage in a company’s search for capital. PPC also has a wide network of relationships with regional and national intermediaries and with middle market private equity sponsors who provide a range of deal flow.

Disciplined Credit Culture. PPC employs a cycle-tested, disciplined credit culture by focusing on true first lien, senior secured credit risk with conservative underwriting leverage. PPC focuses on industries that it believes are well established and on companies operating in value-added, defensible niches, with longer revenue life-cycles and stable cash flows. Transactions are generally structured with modest leverage, maintenance covenant(s), limitations on equity distributions and are generally issued at the primary operating company level with structural priority.

Detailed Portfolio Management. PPC employs a cycle-tested, disciplined credit culture by focusing on true first lien, senior secured credit risk with conservative underwriting leverage. PPC focuses on industries that it believes are well established and on companies operating in value-added, defensible niches, with longer revenue life-cycles and stable cash flows. Transactions are generally structured with modest leverage, maintenance covenant(s), limitations on equity distributions and are generally issued at the primary operating company level with structural priority.

PPC Track Record. Since PPC’s inception in 2000, and as of December 31, 2024, PPC has invested $10.3 billion in 298 direct lending transactions.

Deerpath Strengths

Founded in 2007, Deerpath is an indirect, majority-owned subsidiary of Prudential. Deerpath specializes in providing cash-flow based first lien, senior secured loans to lower middle market companies based primarily in the U.S. There is a particular emphasis on investing in companies controlled by private equity sponsors. As of December 31, 2024, Deerpath had more than $8.0 billion of assets under management and employed approximately 100 professionals spread across regional offices. Deerpath is a leader in its market and employs a business model designed to build a differentiated loan portfolio. Deerpath’s investment selection criteria emphasizes (i) high quality underlying businesses, (ii) conservative first lien senior loan structures with low leverage and loan-to-value levels, (iii) strong loan protections including maintenance covenant(s) and (iv) private equity sponsorship. Deerpath has strong capabilities to reduce losses and maximize post- default recovery ratios. These capabilities are derived from Deerpath’s disciplined investment selection criteria coupled with an active portfolio management strategy, including an experienced investment restructuring team.

Deerpath believes that the following strengths distinguish it as an investment subadviser:

Strategic Focus. Deerpath employs a single investment strategy of direct lending to U.S. lower middle market, private equity sponsored companies. Deerpath’s target market includes borrowers having enterprise values between $50 million and $250 million, EBITDA between $5 million and $25 million, and loan sizes ranging from $25 million to $125 million. As of December 31, 2024, approximately 99% of Deerpath’s investments were sponsored transactions.

Experienced Subadviser. Deerpath has invested in the direct lending asset class since 2007 and during that time has employed the same investment strategy. This strategy has been executed by a team of seasoned investment professionals. Deerpath believes its depth and experience are important and distinct attributes offered to investors. The members of the Deerpath Investment Committee have an average of 25 years of industry experience.

Scale of Operations. As of December 31, 2024, Deerpath managed more than $8 billion in private capital invested across a diverse list of industries spread throughout the United States. Since its inception in 2007, and as of December 31, 2024, Deerpath had invested $12.5 billion in more than 1,100 direct lending transactions. This scale allows Deerpath to have a broad view of its target market, to research and analyze prospective investments effectively and to cast a wide sourcing net across its target market.

Differentiated Origination. Deerpath sources new investment opportunities through three primary channels: private equity sponsors, investment bankers and Deerpath’s existing portfolio. Deerpath maintains a wide sourcing platform through five regional teams. These teams actively cover more than 400 private equity sponsors and numerous investment bankers that participate in the lower middle market. Having operated in the same market since inception, Deerpath believes its broad network of deep relationships provides it with superior access to private equity sponsored deals. This allows Deerpath to be highly selective in the underwriting process, and provides sponsor, industry and geographic diversification to its investors.

Disciplined Credit Culture. Deerpath employs a cycle-tested, disciplined credit culture focused on true first lien, senior secured credit risk with conservative underwriting parameters. Deerpath favors well understood businesses that exhibit enduring demand over economic cycles, have diversity across customers, products and suppliers, generate consistent cash flows and thus have a long operating history that can be thoroughly underwritten. Transactions are generally structured with modest leverage, maintenance covenant(s), limitations on equity distributions and are generally issued at the primary operating company level with structural priority.

Detailed Portfolio Management. Once a transaction closes, Deerpath's Portfolio Reporting & Analysis Team works actively with portfolio companies. The team diligently assists in the monitoring of portfolio company performance through the review of monthly and/or quarterly financial statements and quarterly covenant compliance certificates which are maintained in Deerpath’s portfolio monitoring system. Deerpath also has direct dialogue with its portfolio companies’ management teams and/or private equity sponsors, which allows it to ask questions and receive real-time information on performance on an as needed basis. The deal teams meet weekly with Deerpath’s leadership to address any pending issues or opportunities. Through these recurring processes, Deerpath seeks to monitor changes in performance that might adversely affect a portfolio company’s ability to service its debt and provide an early warning system to identify investments requiring more oversight.

The Board of Trustees

The Fund’s Board of Trustees is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Trustees.” The Board has four Trustees, three of whom are Independent Trustees The names and biographical information of the Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Investment Selection

Under normal circumstances, the Fund invests at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. The Fund considers private credit investments to include loans, bonds and other credit instruments that are issued in private offerings or issued by private companies. Under normal circumstances, it is expected that the Fund will primarily be invested in privately originated and privately negotiated investments, predominantly direct lending to U.S. middle market companies through (i) first lien senior secured loans (including club/syndicated deals by a small group of investment firms), and (ii) with not more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans. The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments.

The Fund primarily seeks investments in middle market companies predominantly located in the United States, as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). The Fund’s philosophy is to provide investors with superior geographic diversification. Through their multiple regional offices, the Private Credit Subadvisers can effectively cover the middle market and diversify the Fund's investments across the entire United States. In addition, through PPC's international offices the Fund can obtain international exposure. Non-U.S. investments have grown in recent years in conjunction with PPC's non-U.S. office expansion, especially in Europe. PPC, in particular, has been focused on achieving the same underwriting characteristics of U.S. deals in non-U.S. opportunities, especially in the United Kingdom, where creditor rights are very strong.

The loans in which the Fund invests will generally pay floating interest rates tied to SOFR (or the local equivalent, e.g., SONIA, EURIBOR and BBSW) plus a fixed spread. The reference rate is often supported by a minimum rate floor (e.g., 1.0% in the case of SOFR loan), which further protects yields during periods of low rates and monetary easing. We believe the consequence of floating rate loans can create a natural inflation hedge on returns for the Fund’s investors as interest rates often rise during periods of inflation.

The privately originated and privately negotiated senior secured loans in which the Fund invests generally have stated terms of five- to six-years, but the expected average terms of such loans is generally three years in practice. It is expected that most of the Fund’s privately originated debt investments will be unrated. The Fund’s debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by Standard & Poor’s Ratings Services). The Fund’s unrated debt investments will generally have credit quality consistent with below investment grade securities.

The Fund expects to participate in “sponsored transactions” where the Fund provides a loan in connection with a portfolio company transaction to what the Private Credit Subadvisers believe to be are high-quality private equity firms as well as “non-sponsored transactions,” where the Fund makes loan to a company that is not owned by a private equity firm, where the Fund works with an owner/management team directly. The Private Credit Subadvisers have the resources to efficiently identify and manage such sponsored and non-sponsored investments in a sustained way.

The Fund expects to hedge most of the risk of foreign currency fluctuations on the non-U.S. cash receipts that would flow from its non-U.S. investments, including by funding such investments with borrowings denominated in the relevant foreign currency or through other hedging techniques (including the use of foreign currency forward contracts or swaps), subject to the requirements of the 1940 Act. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily. There is uncertainty regarding the timing and amounts of those future cash flows, and the Fund’s strategies for hedging transactions are subject to inherent imperfections. As such, the full risk of currency fluctuations will not be eliminated and the Fund may be exposed to additional risk of loss. There can be no guarantee that instruments suitable for hedging in market shifts will be available at the time when the Fund wishes to use them. Certain of the Fund’s hedging transactions may be undertaken through brokers, banks or other organizations, and the Fund will be subject to risk of default or insolvency of such counterparties. In such event, there can be no assurance that any money advanced to or obligations from these counterparties would be repaid or that the Fund would have any recourse in the event of default. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

The broadly syndicated loans in which the Fund invests generally consist of first lien, senior secured floating rate loans that are arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. In managing Fund assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develop views on economic, policy and market trends. In its bottom-up research, it develops an internal rating and outlook on issuers. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.

The Fund’s investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

Warehouse Investments

On March 27, 2025, the Board approved an arrangement with Macquarie Bank Limited (the “Financing Provider”) pursuant to which the Fund may enter Purchase Agreements (the “Purchase Agreements”) with the Financing Provider under which the Fund will have forward obligations to settle the purchase of certain investments (the “Warehouse Investments”) from the Financing Provider on an agreed upon delayed settlement date. The settlement date will be aligned with the expected warehouse period (the “Minimum Warehouse Period”) and the purchase of such Warehouse investments will be subject to the condition that the Fund has received subscriptions of at least $50 million (the “Warehouse Condition”). The Warehouse Investments are expected to primarily consist of newly originated, privately negotiated senior secured term loans to middle market companies consistent with the Fund’s investment strategy.

If the Warehouse Condition is satisfied, the Fund will be obligated to purchase the Warehouse Investments from the Financing Provider at the prices determined under the Purchase Agreements. The Fund’s obligations to the Financing Provider under the Purchase Agreements are expected to be guaranteed by an affiliate of the Manager. Pursuant to such arrangements, the guarantor will agree to purchase the applicable Warehouse Investment from the Financing Provider in lieu of the Fund in the event the Warehouse Condition is not satisfied during the Minimum Warehouse Period or as extended by mutual agreement. The Fund will not pay a fee to the guarantor with respect to any guarantee it provides as the guarantor. The Fund expects to treat its forward obligations to purchase Warehouse Investments from the Financing Provider as unfunded commitments, pursuant to Rule 18f-4 of the 1940 Act. As of April 30, 2025, there were no Purchase Agreements outstanding with the Financing Provider.

Valuation Process

Each month, the Valuation Designee will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are valued at such market quotations. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by the Valuation Designee, and under the oversight of, the Board of Trustees, based on, among other things, the input of the Manager, the Subadvisers and independent third-party valuation firms engaged at the direction of the Valuation Designee to review the Fund’s investments. The Board of Trustees will review and determine, or (subject to the Board of Trustee’s oversight) delegate to the Valuation Designee to determine, the fair value of each of the Fund’s investments and NAV per share each month. See “Determination of Net Asset Value.”

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2024 for each portfolio company in which the Fund had an investment. No investment represents a 5% or greater interest in any outstanding class of voting security of a portfolio company. None of the portfolio companies are controlled by a fund or account advised by the Manager or the Subadvisers, nor by an entity controlling, controlled by or under common control with the Manager or the Subadvisers. For more information relating to the Fund’s investments, see the Fund’s financial statements included in this prospectus.

Portfolio Company(1)(11)		Type of	Reference Rate		Maturity	Par Amount/Units		Fair Value	% of Net
Name and Address	Industry	Investment(4)(5)	and Spread(2)	Interest Rate(2)	Date	(000’s)	Cost (000’s)(3)	(000’s)	Assets
ACS Industries, Inc. One New England Way, Lincoln, Rhode Island 02865	Auto Components	First Lien Debt	1M S + 5.35%	9.71%	11/26/2030	$6,000	$5,897	$5,897	4.85%
ADB Acquiror, Inc c/o H.I.G. Capital, L.L.C.1450 Brickell Ave., 31st Floor Miami, FL 33131	Health Care Providers & Services	First Lien Debt	3M S + 8.03%	12.35%	5/12/2028	5,190	5,088	5,105	4.20%
ADB Acquiror, Inc (Delayed Draw) (6) c/o H.I.G. Capital, L.L.C.1450 Brickell Ave., 31st Floor Miami, FL 33131	Health Care Providers & Services	First Lien Debt	3M S + 8.03%	12.35%	5/12/2028	1,545	62	66	0.06%
ADB Acquiror, Inc (Revolver) (6)(9) c/o H.I.G. Capital, L.L.C. 1450 Brickell Ave., 31st Floor Miami, FL 33131	Health Care Providers & Services	First Lien Debt	3M S + 8.03% 3M P + 6.88%	12.35% 14.38%	5/12/2028	455	173	174	0.14%
ADB Acquisition, LLC (8) 18777 US Highway 66 Pacific MO 63069	Construction & Engineering	First Lien Debt	3M S + 6.76%	11.09%	12/18/2025	2,455	2,440	2,410	1.98%
ADB Acquisition, LLC 18777 US Highway 66 Pacific MO 63069	Construction & Engineering	First Lien Debt	3M S + 6.76%	11.35%	12/18/2025	468	463	460	0.38%
AgroFresh, Inc. 1350 510-530 Walnut Street Philadelphia, Pennsylvania 19106	Chemicals	First Lien Debt	1M E + 7.00%	9.86%	3/31/2029	EUR 801	850	811	0.67%
AgroFresh, Inc. 1350 510-530 Walnut Street Philadelphia, Pennsylvania 19106	Chemicals	First Lien Debt	1M S + 6.35%	10.71%	3/31/2029	5,754	5,626	5,629	4.63%
AgroFresh, Inc. (Revolver) (6) 1350 510-530 Walnut Street Philadelphia, Pennsylvania 19106	Chemicals	First Lien Debt	1M S + 6.35%	10.71%	3/31/2028	566	526	525	0.43%
Airedale Newco Limited (7) Airedale Mills Skipton Road Crosshills, Keighley West Yorkshire, BD20 7BX	Chemicals	First Lien Debt	3M SN + 6.00%	10.70%	12/21/2028	GBP 4,782	5,929	5,849	4.81%
Airedale Newco Limited (Revolver) (6) (7) Airedale Mills Skipton Road Crosshills, Keighley West Yorkshire, BD20 7BX	Chemicals	First Lien Debt	3M SN + 6.00%	10.70%	12/21/2028	GBP 781	(25)	(22)	(0.02)%
AOM Intermediate Holdco, LLC 16355 36th Avenue North Suite 700 Plymouth, MN 55446	Media	First Lien Debt	3M S + 6.65%	10.98%	8/22/2028	3,290	3,225	3,238	2.66%
AOM Intermediate Holdco, LLC (Revolver) (6)(9) 16355 36th Avenue North Suite 700 Plymouth, MN 55446	Media	First Lien Debt	3M S + 6.65%	10.97% 10.98%	8/22/2028	258	64	65	0.05%
APS Acquisition Holdings, LLC c/o H.I.G. Capital, L.L.C., 1271 Avenue of the Americas 22nd Floor New York, NY 10020	Construction & Engineering	First Lien Debt	3M S + 5.75%	10.08%	7/11/2029	2,661	2,613	2,624	2.16%
APS Acquisition Holdings, LLC (Delayed Draw) (6) c/o H.I.G. Capital, L.L.C., 1271 Avenue of the Americas 22nd Floor New York, NY 10020	Construction & Engineering	First Lien Debt	3M S + 5.75%	10.08%	7/11/2029	944	(9)	(13)	(0.01)%
APS Acquisition Holdings, LLC (Revolver) (6) c/o H.I.G. Capital, L.L.C., 1271 Avenue of the Americas 22nd Floor New York, NY 10020	Construction & Engineering	First Lien Debt	3M S + 5.75%	10.08%	7/11/2029	472	(9)	(6)	(0.01)%
Aptive Environmental, LLC 5132 N 300 W Provo, Utah 84604	Diversified Consumer Services	First Lien Debt	1M S + 5.50%	9.86%	10/1/2030	5,419	5,297	5,297	4.36%
Aptive Environmental, LLC (Revolver) (6) 5132 N 300 W Provo, Utah 84604	Diversified Consumer Services	First Lien Debt	1M S + 5.50%	9.86%	10/1/2030	554	(12)	(12)	(0.01)%
AS1 Sports Bidco Limited (United Kingdom) (7) 61 Bridge Street, Kington, United Kingdom, HR5 3DJ	Media	First Lien Debt	3M E + 6.00%	8.68%	9/26/2030	EUR 366	398	371	0.31%
AS1 Sports Bidco Limited (Revolver) (United Kingdom) (6) (7) 61 Bridge Street, Kington, United Kingdom, HR5 3DJ	Media	First Lien Debt	3M E + 6.00%	8.68%	9/26/2030	EUR 63	(2)	(2)	—
Bluesun Consumer Brands, S.L. (Spain) (7) C/ General Castaños 4, 2º Izq. 28004 Madrid	Household Products	First Lien Debt	3M E + 5.75%	8.43%	2/28/2030	EUR 3111	3,285	3,182	2.62%
Capital Construction, LLC 40900 Woodward Avenue Suite 200 Bloomfield Hills, Michigan 48304	Construction & Engineering	First Lien Debt	1M S + 5.60%	10.15%	10/22/2026	915	905	909	0.75%
Capital Construction, LLC (Delayed Draw) 40900 Woodward Avenue Suite 200 Bloomfield Hills, Michigan 48304	Construction & Engineering	First Lien Debt	1M S + 5.60%	10.15%	10/22/2026	1,241	1,227	1,232	1.01%
Capital Construction, LLC (Revolver) (6) 40900 Woodward Avenue Suite 200 Bloomfield Hills, Michigan 48304	Construction & Engineering	First Lien Debt	1M S + 5.60%	10.15%	10/22/2026	222	(2)	(2)	—
CF Newco, Inc. 250 Northern Avenue, 3rd Floor Boston, MA 02210	Software	First Lien Debt	3M S + 6.25%	10.68%	12/10/2029	5,571	5,434	5,434	4.47%
CF Newco, Inc. (Revolver) (6) (9) 250 Northern Avenue, 3rd Floor Boston, MA 02210	Software	First Lien Debt	3M S + 6.25%	10.68% 10.58%	12/10/2029	429	289	289	0.24%

Portfolio Company(1)(11)		Type of	Reference Rate		Maturity	Par Amount/Unites		Fair Value	% of Net
Name and Address	Industry	Investment(4)(5)	and Spread(2)	Interest Rate(2)	Date	(000’s)	Cost (000’s)(3)	(000’s)	Assets
CI(MG) Intermediate, LLC 300 Rockland Road Lake Bluff, Illinois 60044	Commercial Services & Supplies	First Lien Debt	3M S + 7.15%	11.47%	3/24/2028	30	29	29	0.02%
CI(MG) Intermediate, LLC 300 Rockland Road Lake Bluff, Illinois 60044	Commercial Services & Supplies	First Lien Debt	3M S + 7.15%	11.66%	3/24/2028	2,033	1,987	1,992	1.64%
CI(MG) Intermediate, LLC (Delayed Draw) (6) 300 Rockland Road Lake Bluff, Illinois 60044	Commercial Services & Supplies	First Lien Debt	3M S + 7.15%	11.47%	3/24/2028	70	(1)	(1)	—
CI(MG) Intermediate, LLC (Delayed Draw) (6)(9) 300 Rockland Road Lake Bluff, Illinois 60044	Commercial Services & Supplies	First Lien Debt	3M S + 7.15%	11.81% 11.67% 11.66% 11.48%		3,944	3,398	3,407	2.80%
CI(MG) Intermediate, LLC (Revolver) (6)(9) 300 Rockland Road Lake Bluff, Illinois 60044	Commercial Services & Supplies	First Lien Debt	3M S + 7.15%	11.48% 11.66%	3/24/2028	630	246	239	0.20%
Close The Loop Group USA, Inc. c/o Close the Loop Ltd 208 Hume Highway Somerton VIC 3062	Containers & Packaging	First Lien Debt	3M S + 6.15%	10.48%	10/26/2029	2,742	2,695	2,727	2.24%
Close The Loop Group USA, Inc. (Revolver) (6) c/o Close the Loop Ltd 208 Hume Highway Somerton VIC 3062	Containers & Packaging	First Lien Debt	3M S + 6.15%	10.48%	12/26/2029	589	(10)	(3)	—
Cold Spring Brewing Company c/o Carolina Beverage Group, LLC 110 Barley Park Lane Mooresville, North Carolina 28115	Beverages	First Lien Debt	1M S + 4.75%	9.23%	12/10/2030	6,000	5,941	5,941	4.89%
CPIG Holdco Inc. 1700 Suburban Drive De Pere, Wisconsin 54115	Trading Companies & Distributors	First Lien Debt	3M S + 7.10%	11.69%	4/28/2028	4,489	4,394	4,437	3.65%
Delaware Valley Floral Group LLC 520 Mantua Boulevard North Sewell, New Jersey, 08080	Distributors	First Lien Debt	3M S + 5.85%	10.18%	8/24/2028	507	498	502	0.41%
Delaware Valley Floral Group LLC (Revolver) (6) 520 Mantua Boulevard North Sewell, New Jersey, 08080	Distributors	First Lien Debt	3M S + 5.85%	10.18%	8/24/2028	327	(6)	(4)	—
Efficio Holdco Limited (United Kingdom) (7) Kinnaird House, 1 Pall Mall E. London. SW1Y 5AU. UK	Professional Services	First Lien Debt	3M E + 6.00%	8.68%	7/31/2031	EUR 79	83	80	0.07%
Efficio Holdco Limited (United Kingdom) (7) Kinnaird House, 1 Pall Mall E. London. SW1Y 5AU. UK	Professional Services	First Lien Debt	1M S + 6.00%	10.31%	7/31/2031	386	376	378	0.31%
Entertainment Earth, LLC (8) Two North Riverside Plaza Suite 600 Chicago, IL 60606	Trading Companies & Distributors	First Lien Debt	3M S + 8.65%	12.98% (incl 7.50% PIK)	7/22/2027	2,922	2,890	2,715	2.23%
Eureka Entertainment, LLC 240 W. Laura Drive Addison, IL 60101	Business Services	First Lien Debt	3M S + 6.90%	11.41%	12/20/2027	2,106	2,076	2,088	1.72%
Eureka Entertainment, LLC (Revolver) (6)(9) 240 W. Laura Drive Addison, IL 60101	Business Services	First Lien Debt	3M S + 6.90% 6M S + 7.00%	11.41% 11.23% 12.14% 11.39%	12/20/2027	319	149	151	0.12%
Full Circle Fiber Operating LLC 14480 62nd Street North Clearwater, FL 33760	Construction & Engineering	First Lien Debt	3M S + 7.15%	11.48%	12/16/2027	5,353	5,270	5,280	4.34%
Global Education Holdings Limited (Revolver) (United Kingdom) (7) 891 Greenford Road, Greenford, London, United Kingdom, UB6 0HE	Diversified Consumer Services	First Lien Debt	1M P + 2.75%	9.70%	5/22/2025	GBP 344	433	431	0.35%
HEF Safety Ultimate Holdings, LLC c/o Warren Equity Partners, L.P. 555 Gate Parkway, Suite 150 Jacksonville, Florida 32256	Commercial Services & Supplies	First Lien Debt	3M S + 5.25%	9.58%	11/19/2029	2,045	2,002	2,039	1.68%
HEF Safety Ultimate Holdings, LLC (Delayed Draw) (6) c/o Warren Equity Partners, L.P. 555 Gate Parkway, Suite 150 Jacksonville, Florida 32256	Commercial Services & Supplies	First Lien Debt	3M S + 5.25%	9.58%	11/19/2029	563	(6)	(2)	—
HEF Safety Ultimate Holdings, LLC (Revolver) (6) c/o Warren Equity Partners, L.P. 555 Gate Parkway, Suite 150 Jacksonville, Florida 32256	Commercial Services & Supplies	First Lien Debt	3M S + 5.25%	9.58%	11/19/2029	297	135	140	0.11%
HH Global Finance LTD (8) Grove House, Guildford Road, Fetcham, Leatherhead KT22 9DF	Professional Services	First Lien Debt	6M S + 6.18%	10.61%	2/25/2027	3,000	2,971	2,982	2.45%
Hoffmaster Group, Inc. 2920 N. Main Street P.O. Box 2038 Oshkosh, WI 54903-2038	Paper & Forest Products	First Lien Debt	1M S + 6.25%	10.82%	2/24/2028	5,167	5,080	5,101	4.20%
Hometown Food Company 500 West Madison Street, Suite #3650 Chicago, Illinois 60661	Food Products	First Lien Debt	1M S + 4.60%	9.05%	8/16/2029	5,864	5,821	5,821	4.79%
Johns-Byrne LLC 6701 West Oakton Street Niles, IL 60714	Containers & Packaging	First Lien Debt	3M S + 6.00%	10.33%	8/31/2029	989	968	977	0.80%
Johns-Byrne LLC (Delayed Draw) (6) 6701 West Oakton Street Niles, IL 60714	Containers & Packaging	First Lien Debt	3M S + 6.00%	10.33%	8/31/2029	267	(5)	(3)	—
Johns-Byrne LLC (Revolver) (6) 6701 West Oakton Street Niles, IL 60714	Containers & Packaging	First Lien Debt	3M S + 6.00%	10.33%	8/31/2029	134	(3)	(2)	—%
Kandelium Group GmbH (7) Am Güterbahnhof 53557 Bad Hönningen Deutschland	Chemicals	First Lien Debt	3M E + 5.75%	8.43%	11/22/2030	EUR 3024	3,206	3,062	2.52%
Kandelium Group GmbH (7) Am Güterbahnhof 53557 Bad Hönningen Deutschland	Chemicals	First Lien Debt	3M S + 6.35%	10.68%	11/22/2030	1926	1,875	1,883	1.55%
Kandelium Group GmbH (Delayed Draw) (7) Am Güterbahnhof 53557 Bad Hönningen Deutschland	Chemicals	First Lien Debt	3M S + 6.35%	10.68%	11/22/2030	1,284	1,251	1,256	1.03%

Portfolio Company(1)(11)		Type of	Reference Rate		Maturity	Par Amount/Unites		Fair Value	% of Net
Name and Address	Industry	Investment(4)(5)	and Spread(2)	Interest Rate(2)	Date	(000’s)	Cost (000’s)(3)	(000’s)	Assets
Knowledge Support Systems, Inc. (6) 640 George Washington HWY Building A, Lincoln, Rhode Island, RI 02865	Software	First Lien Debt	3M S + 7.00%	11.83%	11/17/2029	1,655	1,623	1,631	1.34%
Kopius Holdings (8) 2465 Centreville Road #J17-809 Herndon, Virginia 20171	IT Consulting & Other Services	First Lien Debt	3M S + 6.26%	10.73%	12/3/2026	2,359	2,344	2,347	1.93%
Legend Buyer, Inc. 30 Rockefeller Plaza, 54th Floor New York, NY 10112	Environmental & Facilities Services	First Lien Debt	3M S + 5.60%	9.93%	1/19/2029	1,112	1,092	1,095	0.90%
Legend Buyer, Inc. (Revolver) (6) 30 Rockefeller Plaza, 54th Floor New York, NY 10112	Environmental & Facilities Services	First Lien Debt	6M S + 5.60%	9.87%	1/19/2029	214	(4)	(3)	—%
Medical Device Inc. 7373 East Doubletree Ranch Road Suite B227 Scottsdale, AZ 85258	Health Care Equipment	First Lien Debt	3M S + 6.35%	10.68%	7/11/2029	1,596	1,564	1,569	1.29%
Medical Device Inc. (Revolver) (6) 7373 East Doubletree Ranch Road Suite B227 Scottsdale, AZ 85258	Health Care Equipment	First Lien Debt	3M S + 6.35%	10.68%	7/11/2029	202	(4)	(3)	—%
MM Proton I, LLC 50 Chestnut Street, Needham, MA 02492	Health Care Providers & Services	First Lien Debt	1M S + 6.75%	11.30%	5/29/2029	6,603	6,515	6,562	5.40%
Nationwide Acquisition, LLC c/o Edgewater Funds 900 N Michigan Ave, Ste. 1800 Chicago, Illinois 60611	Commercial Services & Supplies	First Lien Debt	1M S + 5.25%	9.61%	10/1/2029	8,170	8,014	8,014	6.59%
Nationwide Acquisition, LLC (Delayed Draw) (6) c/o Edgewater Funds 900 N Michigan Ave, Ste. 1800 Chicago, Illinois 60611	Commercial Services & Supplies	First Lien Debt	1M S + 5.25%	9.61%	10/1/2029	2,234	(21)	(21)	-0.02%
Nationwide Acquisition, LLC (Revolver) (6) c/o Edgewater Funds 900 N Michigan Ave, Ste. 1800 Chicago, Illinois 60611	Commercial Services & Supplies	First Lien Debt	1M S + 5.25%	9.61%	10/1/2029	1,576	(30)	(30)	-0.02%
Nayak Aircraft Services Holdings GmbH (Germany) (7) Frachtstraße 26, 40474 Düsseldorf	Aerospace & Defense	First Lien Debt	3M E + 5.75%	8.47%	1/16/2030	EUR 3246	3,460	3,287	2.71%
Nayak Aircraft Services Holdings GmbH (Delayed Draw) (Germany) (6) (7) Frachtstraße 26, 40474 Düsseldorf	Aerospace & Defense	First Lien Debt	3M E + 5.75%	8.47%	1/16/2030	EUR 877	(18)	(20)	-0.02%
NPPI Buyer, LLC 1133 Connecticut Ave NW, Suite 300 Washington, DC 20036	Containers & Packaging	First Lien Debt	3M S + 5.00%	9.33%	8/20/2029	8,820	8,697	8,738	7.19%
NPPI Buyer, LLC (Delayed Draw) (6) 1133 Connecticut Ave NW, Suite 300 Washington, DC 20036	Containers & Packaging	First Lien Debt	3M S + 5.00%	9.33%	8/20/2029	1,895	(13)	(18)	-0.02%
NPPI Buyer, LLC (Revolver) (6) 1133 Connecticut Ave NW, Suite 300 Washington, DC 20036	Containers & Packaging	First Lien Debt	3M S + 5.00%	9.33%	8/20/2029	1,263	(18)	(12)	-0.01%
Penncomp LLC 2050 N. Loop W #200, Houston, TX 77018	IT Services	First Lien Debt	1M S + 6.35%	10.71%	10/17/2028	3,681	3,610	3,660	3.01%
Penncomp LLC (Delayed Draw) (6) 2050 N. Loop W #200, Houston, TX 77018	IT Services	First Lien Debt	1M S + 6.35%	10.71%	10/17/2028	1,180	883	892	0.73%
Penncomp LLC (Revolver) (6) 2050 N. Loop W #200, Houston, TX 77018	IT Services	First Lien Debt	1M S + 6.35%	10.71%	10/17/2028	148	(3)	(1)	—%
Pharmacy Partners Acquisition, LLC 11233 Shadow Creek Parkway Suite 303 Pearland, TX 77584	Health Care Providers & Services	First Lien Debt	3M S + 6.50%	11.01%	2/28/2029	1,006	993	1,002	0.82%
Pharmacy Partners Acquisition, LLC (Revolver) (6) 11233 Shadow Creek Parkway Suite 303 Pearland, TX 77584	Health Care Providers & Services	First Lien Debt	3M S + 6.50%	11.01%	2/28/2029	202	(3)	(1)	—%
Prestige Employee Administrators, LLC (8) c/o TriSpan Opportunities, L.P 747 Third Avenue 22nd Floor New York, New York 10017	Professional Services	First Lien Debt	1M S + 6.10%	10.46%	12/31/2025	2,993	2,978	2,992	2.46%
Pryor Learning, LLC c/o Trive Capital Management LLC 2021 McKinney Ave #1200 Dallas, TX 75201	Human Resource & Employment Services	First Lien Debt	1M S + 6.85%	11.21%	2/28/2029	1,791	1,764	1,774	1.46%
Pryor Learning, LLC (Revolver) (6) c/o Trive Capital Management LLC 2021 McKinney Ave #1200 Dallas, TX 75201	Human Resource & Employment Services	First Lien Debt	1M S + 6.85%	11.21%	2/28/2029	203	(3)	(2)	—%
Regisa DC, S.A. (Spain) (7) Calle Nava, 8, bajo, Gijón 33207, Asturias (Spain)	Hotels, Restaurants & Leisure	First Lien Debt	3M E + 5.75%	8.68%	11/14/2030	EUR 441	450	444	0.37%
Rochester Sensors, LLC c/o Renovo Capital, LLC 14241 Dallas Pkwy Suite 610 Dallas, TX 75254	Electronic Equipment, Instruments & Components	First Lien Debt	3M S + 7.15%	11.48%	5/8/2028	6,626	6,510	6,509	5.35%
Rochester Sensors, LLC (Revolver) c/o Renovo Capital, LLC 14241 Dallas Pkwy Suite 610 Dallas, TX 75254	Electronic Equipment, Instruments & Components	First Lien Debt	3M S + 7.15%	11.48%	5/8/2028	545	536	536	0.44%
Sail Energy, LLC 210 Commerce Way Ste. 210 Portsmouth, New Hampshire 03801	Gas Utilities	First Lien Debt	6M S + 7.25%	11.53%	1/24/2028	1,132	1,117	1,118	0.92%
Sail Energy, LLC (Delayed Draw) 210 Commerce Way Ste. 210 Portsmouth, New Hampshire 03801	Gas Utilities	First Lien Debt	6M S + 7.25%	11.53%	1/24/2028	761	751	751	0.62%
Sail Energy, LLC (Revolver) (6) 210 Commerce Way Ste. 210 Portsmouth, New Hampshire 03801	Gas Utilities	First Lien Debt	6M S + 7.25%	11.53%	1/24/2028	381	(5)	(4)	(0.01)%

Portfolio Company(1)(11)		Type of	Reference Rate		Maturity	Par Amount/Unites		Fair Value	% of Net
Name and Address	Industry	Investment(4)(5)	and Spread(2)	Interest Rate(2)	Date	(000’s)	Cost (000’s)(3)	(000’s)	Assets
Studio Bidco B.V. (Netherlands) (7) Stadionplein I 6, 107 6 CM Amsterdam	Professional Services	First Lien Debt	3M E + 6.25%	8.97%	4/24/2031	EUR 326	340	330	0.27%
Studio Bidco B.V. (Delayed Draw) (Netherlands) (6) (7) Stadionplein I 6, 107 6 CM Amsterdam	Professional Services	First Lien Debt	3M E + 6.25%	8.97%	4/24/2031	EUR 122	(2)	(3)	—%
Suja Merger Sub, LLC (8) 3831 Ocean Ranch Blvd Oceanside, CA 92056	Beverages	First Lien Debt	1M S + 5.60%	9.96%	8/23/2029	2,940	2,917	2,911	0.0239
Sun Orchard, LLC (9) 8600 N.W. 36th Street Ste 250 Doral, FL 33166	Food Products	First Lien Debt	3M S + 5.50%	9.83% 10.09%	7/8/2028	8,530	8,413	8,452	0.0695
Sun Orchard, LLC (Delayed Draw) (6) 8600 N.W. 36th Street Ste 250 Doral, FL 33166	Food Products	First Lien Debt	3M S + 5.50%	9.83%	7/8/2028	3,448	(47)	(32)	-0.0003
Tetris Bidco Limited (United Kingdom) (7) Voyager House, Mercury Park, Wycombe Lane High Wycombe HP10 0HH	Professional Services	First Lien Debt	3M SN + 6.75%	11.45%	10/24/2029	GBP 1974	2,344	2,433	2.00%
Tetris Bidco Limited (United Kingdom) (7) Voyager House, Mercury Park, Wycombe Lane High Wycombe HP10 0HH	Professional Services	First Lien Debt	1M SN + 6.75%	11.45%	10/24/2029	GBP 71	90	88	0.07%
Tetris Bidco Limited (Revolver) (United Kingdom) (6)(7) Voyager House, Mercury Park, Wycombe Lane High Wycombe HP10 0HH	Professional Services	First Lien Debt	3M SN + 6.75%	11.45%	10/24/2029	GBP 263	(8)	(5)	—
TG Studios US, LLC Venture House, 27-29 Glasshouse Street London, United Kingdom, W1B 5DF	Media	First Lien Debt	3M S + 7.90%	12.23%	4/6/2029	5,000	4,887	4,945	4.07%
The Wells Companies, Inc 210 Inspiration Lane Albany, MN 56307	Building Products	First Lien Debt	1M S + 5.75%	10.11%	4/2/2029	12,097	11,761	11,816	9.72%
Titan Home Improvement, LLC 1 Alhambra Plaza, Suite 600 Coral Gables, Florida 33134	Building Products	First Lien Debt	3M S + 5.75%	10.26%	5/31/2030	3,156	3,098	3,111	2.56%
Titan Home Improvement, LLC (Delayed Draw) (6) 1 Alhambra Plaza, Suite 600 Coral Gables, Florida 33134	Building Products	First Lien Debt	3M S + 5.75%	10.26%	5/31/2030	593	(5)	(8)	(0.01)%
Titan Home Improvement, LLC (Revolver) (6) 1 Alhambra Plaza, Suite 600 Coral Gables, Florida 33134	Building Products	First Lien Debt	3M S + 5.75%	10.26%	5/31/2030	520	(10)	(7)	(0.01)%
Toledo AcquisitionCo Inc. (8) c/o Great Mill Rock LLC 1107 Park Avenue New York, NY 10128	Containers & Packaging	First Lien Debt	6M S + 6.75%	11.19%	8/21/2029	2,947	2,914	2,907	2.39%
TriplePoint Acquisition Holdings LLC 900 Third Avenue, 25th Floor, New York, NY 10022	Construction & Engineering	First Lien Debt	3M S + 5.50%	9.83%	5/31/2029	4,455	4,376	4,413	3.63%
TriplePoint Acquisition Holdings LLC (Delayed Draw) (6) 900 Third Avenue, 25th Floor, New York, NY 10022	Construction & Engineering	First Lien Debt	3M S + 5.50%	9.83%	5/31/2029	1,119	(10)	(11)	(0.01)%
TriplePoint Acquisition Holdings LLC (Revolver) (6) 900 Third Avenue, 25th Floor, New York, NY 10022	Construction & Engineering	First Lien Debt	3M S + 5.50%	9.83%	5/31/2029	622	(11)	(6)	—
We Work for Kids, LLC c/o Excolere Equity Partners 2029 Century Park E. Suite 400 Los Angeles, CA 90067	Diversified Consumer Services	First Lien Debt	3M S + 5.50%	9.83%	9/26/2029	11,067	10,856	10,910	8.97%
We Work for Kids, LLC (Revolver) (6) c/o Excolere Equity Partners 2029 Century Park E. Suite 400 Los Angeles, CA 90067	Diversified Consumer Services	First Lien Debt	3M S + 5.50%	9.83%	9/26/2029	905	(17)	(13)	(0.01)%
ZircoData Holdings Pty Ltd (6) (8) Level 4 973 Nepean Highway Bentleigh, Victoria 3204	Commercial Services & Supplies	First Lien Debt	3M B + 8.00%	12.50%	5/3/2026	AUD 1674	1,114	1,024	0.84%

Total Investments							$209,254	$209,214	172.07%

Cash Equivalents
PGIM Core Ultra Short Bond Fund (10)						19	19	19	0.01%
Cash Equivalents							$19	$19	0.01%
Total Portfolio Investments and Cash Equivalents							$209,273	$209,233	172.08%

(1)
Unless otherwise indicated, issuers of debt investments held by the Fund are denominated in USD. All debt investments are income producing unless otherwise indicated.
(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”), EuroInterbank Offered Rate (“EURIBOR” or “E”), Australian Bank Bill Swap Rate (“BBSW” or “B”), Sterling Overnight Index Average (“SONIA or SN”), or an alternate base rate (commonly based on the U.S. Prime Rate (“P”), which generally resets periodically. For each loan, the Fund has indicated the reference rate used (including any adjustments per the loan agreements), and provided the spread and interest rate in effect as of December 31, 2024.
(3)
The cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)
Unless otherwise indicated, issuers of debt held by the Fund are domiciled in the United States.
(5)
All investments are valued using unobservable inputs (Level 3), unless otherwise noted (see “Note 2. Accounting Policies” and “Note 5. Fair Value Measurements”).

(6)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value result from unamortized fees, which are capitalized to the investment cost. See below for more information on the Fund’s unfunded commitments:

	Commitment	Commitment		Unfunded Commitment
Investments—non-affiliated	Type	Expiration Date	Unfunded	Fair Value
ADB Acquiror, Inc	Delayed Draw Term Loan	5/12/2028	$1,454	$(24)
ADB Acquiror, Inc	Revolver	5/12/2028	273	(4)
AgroFresh, Inc.	Revolver	3/31/2028	28	(1)
Airedale Newco Limited	Revolver	12/21/2028	994	(22)
AOM Intermediate Holdco, LLC	Revolver	8/22/2028	189	(3)
APS Acquisition Holdings, LLC	Delayed Draw Term Loan	7/11/2029	944	(13)
APS Acquisition Holdings, LLC	Revolver	7/11/2029	472	(6)
Aptive Environmental, LLC	Revolver	10/1/2030	554	(12)
AS1 Sports Bidco Limited	Revolver	9/26/2030	70	(2)
Capital Construction, LLC	Revolver	10/22/2026	222	(2)
CF Newco, Inc.	Revolver	12/10/2029	129	(3)
CI(MG) Intermediate, LLC	Delayed Draw Term Loan	3/24/2028	456	(9)
CI(MG) Intermediate, LLC	Delayed Draw Term Loan	3/24/2028	70	(1)
CI(MG) Intermediate, LLC	Revolver	3/24/2028	377	(8)
Close The Loop Group USA, Inc.	Revolver	12/26/2029	589	(3)
Delaware Valley Floral Group LLC	Revolver	8/24/2028	327	(4)
Eureka Entertainment, LLC	Revolver	12/20/2027	166	(1)
HEF Safety Ultimate Holdings, LLC	Delayed Draw Term Loan	11/19/2029	563	(2)
HEF Safety Ultimate Holdings, LLC	Revolver	11/19/2029	157	(1)
Johns-Byrne LLC	Delayed Draw Term Loan	8/31/2029	267	(3)
Johns-Byrne LLC	Revolver	8/31/2029	134	(2)
Legend Buyer, Inc.	Revolver	1/19/2029	214	(3)
Medical Device Inc.	Revolver	7/11/2029	202	(3)
Nationwide Acquisition, LLC	Delayed Draw Term Loan	10/1/2029	2,234	(21)
Nationwide Acquisition, LLC	Revolver	10/1/2029	1,576	(30)
Nest Bidco GMBH	Delayed Draw Term Loan	1/16/2030	954	(20)
NPPI Buyer, LLC	Delayed Draw Term Loan	8/20/2029	1,895	(18)
NPPI Buyer, LLC	Revolver	8/20/2029	1,263	(12)
Penncomp LLC	Delayed Draw Term Loan	10/17/2028	281	(2)
Penncomp LLC	Revolver	10/17/2028	148	(1)
Pharmacy Partners Acquisition, LLC	Revolver	2/28/2029	202	(1)
Pryor Learning, LLC	Revolver	2/28/2028	203	(2)
Sail Energy, LLC	Revolver	1/24/2028	381	(4)
Studio Bidco B.V.	Delayed Draw Term Loan	4/24/2031	130	(3)
Sun Orchard, LLC	Delayed Draw Term Loan	7/8/2028	3,448	(32)
Tetris Bidco Limited	Revolver	10/24/2029	321	(5)
Titan Home Improvement, LLC	Delayed Draw Term Loan	5/31/2030	593	(8)
Titan Home Improvement, LLC	Revolver	5/31/2030	520	(7)
TriplePoint Acquisition Holdings LLC	Delayed Draw Term Loan	5/31/2029	1,119	(11)
TriplePoint Acquisition Holdings LLC	Revolver	5/31/2029	622	(6)
We Work for Kids, LLC	Revolver	9/26/2029	905	(13)
Total			$25,646	$(328)

(7)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of December 31, 2024, non-qualifying assets represented 11.04% of the Fund’s total assets as calculated in accordance with regulatory requirements.
(8)
Represents a loan that was purchased by the Fund and transferred at fair value from a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential") in March 2023.

(9)
The investment has multiple unique terms, so the loan principal is being subdivided and accordingly, interest is being accrued at differing interest rates as presented on the Schedule of Investments.
(10)
Cash equivalents balance represents an investment in a company affiliated with the Manager as of December 31, 2024.
(11)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Fund owns less than 5% of a portfolio company's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2024, all of the Fund’s investments were non-controlled, non-affiliated.

Forward Foreign Currency Exchange Contracts

	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation
Counterparty	(000’s)	(000’s)	Date	(Depreciation)
Macquarie Bank Limited	USD 480	EUR 441	11/23/2026	$6
Nomura International plc	USD 94	GBP 73	10/30/2026	3
Macquarie Bank Limited	USD 417	EUR 366	9/25/2026	25
Macquarie Bank Limited	USD 88	EUR 79	7/31/2026	4
Macquarie Bank Limited	USD 359	EUR 326	4/24/2026	13
Macquarie Bank Limited	USD 3,482	EUR 3,111	2/27/2026	184
Macquarie Bank Limited	GBP 266	USD 336	12/31/2025	(4)
Macquarie Bank Limited	USD 6,601	GBP 5,180	12/31/2025	130
Macquarie Bank Limited	USD 3,385	EUR 3,024	11/28/2025	197
Macquarie Bank Limited	USD 434	GBP 344	5/22/2025	4
Macquarie Bank Limited	AUD 12	USD 8	2/12/2025	—	(*)
Macquarie Bank Limited	USD 1,163	AUD 1,774	2/12/2025	64
Macquarie Bank Limited	AUD 61	USD 40	2/12/2025	(2)
Nomura International plc	USD 73	EUR 68	1/15/2025	2
Nomura International plc	USD 173	GBP 135	1/15/2025	4
Nomura International plc	USD 10	EUR 9	1/15/2025	—	(*)
Nomura International plc	USD 2	EUR 2	1/15/2025	—	(*)
Nomura International plc	USD 33	AUD 50	1/15/2025	2
Nomura International plc	USD 8	EUR 8	1/15/2025	—	(*)
Nomura International plc	USD 77	EUR 72	1/15/2025	2
Nomura International plc	USD 82	EUR 77	1/15/2025	2
Nomura International plc	USD 76	GBP 59	1/15/2025	2
Nomura International plc	USD 881	EUR 803	1/9/2025	50
Nomura International plc	USD 3,564	EUR 3,246	1/9/2025	202
Nomura International plc	USD 2,636	GBP 2,018	1/9/2025	109
				$999

(*) Less than $500.

Allocation of Investment Opportunities

General

The Manager, the Subadvisers and their respective affiliates may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Affiliated Advisers may establish.

The Subadvisers will share any investment and sale opportunities with their other clients and the Fund in accordance with the 1940 Act and the Advisers Act, and such Subadviser’s allocation policies. Pursuant to its allocation policies, a Subadviser will allocate investment opportunities in a manner that is consistent with an allocation methodology that is designed to ensure that allocations of such opportunities are made on a fair and equitable basis over time. In determining such allocations, a Subadviser may take into account such factors as it deems appropriate, including, but not limited to, clients’ investment objectives and focus, target investment sizes and target returns, available capital (including anticipated leverage), mandatory minimum investment rights, contractual obligations, applicable investment restrictions (including concentration limits), portfolio diversification, risk management, ramp-up periods, fund tenors, target investment capacity, foreign currency and availability of currency and other hedging strategies, legal, tax, regulatory, and other similar considerations (including internal policies and procedures, such as compliance with the 1940 Act, and targeted investment capacity), actual or potential conflicts of interest, subject in each case to a client’s operational limitations on its ability to comply with funding requirements, as well as other factors deemed relevant by a Subadviser.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients of the Manager and its affiliates.

Co-Investment Relief

We have received exemptive relief that allows the Fund to co-invest in certain transactions with certain affiliates of the Manager. The relief permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Manager and certain funds managed and controlled by the Manager and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board of Trustees has established criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with one or more other public or private Subadvisers' funds and managed accounts that target similar assets. If an investment falls within the Board Criteria, the Subadvisers must offer an opportunity for the Fund to participate. The Fund may participate or may not participate, depending on whether the Subadvisers determine that the investment is appropriate for the Fund (e.g., based on investment strategy). If the Subadvisers determine that such investment is not appropriate for us, the investment will not be allocated to us, but the Subadvisers will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Competition

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other credit funds), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our investment approach stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded, meaning its shares are not listed for trading on a stock exchange or other securities market, and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•
have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non- convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b‑2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt into the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b‑2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Manager and we do not directly compensate our executive officers, or reimburse the Manager or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Manager, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Manager or its affiliates pursuant to the terms of the Management Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Manager or its affiliates. Our day-to-day investment operations will be managed by the Subadvisers. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Manager or its affiliates. The Investment Team will focus on origination and transaction development and the ongoing monitoring of our investments.

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)
is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)
satisfies any of the following:
(i)
does not have any class of securities that is traded on a national securities exchange;
(ii)
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)
is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)
Securities of any Eligible Portfolio Company controlled by the Fund.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its or the Manager’s or Subadvisers' directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in cash; fixed income securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds or short-term bond funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; or any other securities or cash equivalents that the Subadvisers consider consistent with this strategy.

Other Investments and Strategies. In addition to its principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

ESG Integration. The Private Credit Subadvisers consider relevant ESG factors as part of their comprehensive investment analysis. More specifically, the Private Credit Subadvisers analyze ESG factors as part of their broader investment decisions if they are of material importance in the context of the investment. Each factor is considered during the initial investment process and re-assessed periodically. While the Private Credit Subadvisers’ investment teams are provided with information on ESG factors, and take ESG risks into account when making an investment decision, such ESG risks would not by themselves prevent the Private Credit Subadvisers from making any investment. Instead, ESG factors form part of the overall risk management processes, and are one of many risks which may, depending on the specific investment opportunity, be relevant to a determination of risk. However, the Private Credit Subadvisers do not apply any absolute risk limits or risk appetite thresholds which relate exclusively to ESG risk as a separate category of risk. For the avoidance of doubt, while the Private Credit Subadvisers are committed to ESG principles, the Fund would not be considered to promote ESG characteristics or have sustainable investment as its objective.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Money Market Instruments. The Fund may hold cash and/or invest in money market instruments, including commercial paper of a U.S. or non-U.S. company, non-U.S. government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and non-U.S. banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a non-U.S. currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Investments in Affiliated Funds. The Fund may invest its assets in affiliated funds that are registered investment companies under the 1940 Act. The Fund can invest its free cash balances in affiliated short-term bond funds and/or money market funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated short-term bond funds and certain money market funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and the affiliated short-term bond funds and money market funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Foreign Currency Transactions. Based on market conditions, the Fund expects to enter into foreign currency forward contracts (“forward contracts”) as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of transactions that otherwise might require untimely dispositions of Fund investments.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. Presently, these contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, but may be required to be traded on an exchange and cleared through a central counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency that is being used for the security transaction. A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On November 8, 2022, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

On October 30, 2023, the Fund, entered into the Revolving Credit Facility with Sumitomo Mitsui Banking Corporation. The Revolving Credit Facility is secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. The stated interest rate on the Revolving Credit Facility is determined pursuant to a formula-based calculation based on the gross borrowing base at the time, resulting in a stated interest rate, depending on the type of borrowing, of either (a) Term SOFR (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 2.125% per annum or 2.25% per annum, or (b) Alternate Base Rate (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 1.125% per annum or 1.25% per annum in respect of USD borrowings and comparable rates in respect of non-USD borrowings.

The initial principal amount of the Revolving Credit Facility was $150 million. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $350 million. On January 17, 2025, the Fund entered into an agreement with Natixis, New York Branch (the "Commitment Increase Agreement"), pursuant to which, through the accordion feature of the Revolving Credit Agreement, the aggregate commitments of the Revolving Credit Facility increased from $150 million to $175 million. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the closing date of the Revolving Credit Facility. The Revolving Credit Facility contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions.

Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

Code of Ethics. We, the Manager and the Subadvisers have adopted a code of ethics pursuant to Rule 17j‑1 under the 1940 Act and Rule 204A‑1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551‑8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Manager and certain funds managed and controlled by the Manager and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our Board of Trustees. The Board of Trustees are classified, with respect to the time for which members of the Board of Trustees severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. Each Trustee holds office for the term for which he or she is elected and until his or her successor is elected and qualified. The term “qualify” is used in the Declaration of Trust and bylaws to describe when a Trustee qualifies to be seated as a Trustee. As such term is currently used, a nominee for election as a Trustee would qualify if such nominee accepts the nomination. Pursuant to the Fund’s bylaws, any Trustee nominated for re-election who fails to receive the requisite vote for re-election at an annual meeting of shareholders, and whose successor has neither been elected nor qualified, shall retain his or her position and shall remain a member of the relevant class of Trustees, holding office until the next annual meeting of shareholders. At each succeeding annual meeting of shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the oversight of the monthly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of four members, three of whom are not “interested persons” of the Fund or of the Manager as defined in Section 2(a)(19) of the 1940 Act as determined by the Board of Trustees in accordance with the standards set forth in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or profession relationship with the Fund or the Manager. We refer to these individuals as our Independent Trustees. In determining independence, the Board of Trustees, among other matters, reviews completed Trustee due diligence questionnaires and conducts interviews and background checks, as appropriate. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Independent Trustees

Name Year of Birth Position(s) Portfolios Overseen

Principal Occupation(s) During Past Five Years

Other Directorships Held During Past Five Years

Length of Board Service

Morris L. McNair, III 1968 Trustee Portfolios Overseen: 46

Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019–Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019–Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010–2019); formerly, Investment Professional, Silver Point Capital (2007–2009); formerly, Senior Managing Director at CIT (2001–2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993–2001).

Formerly, Director, Lease Corporation of America (2013–2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017–2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016–2019); formerly, Director, NOW Account Network Corporation (2014–2019); formerly, Director, HPF Service (Chairman) (2013–2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015–2018); formerly, Director, Ygrene Energy Fund (2014–2018).

Since September 2022

Mary Lee Schneider 1962 Trustee Portfolios Overseen: 46

Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015–2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012–2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992–2012); formerly, McGraw Hill’s Business Week Magazine (1987–1992); formerly, Time Warner (1985–1987).

Independent Director, SGS & Co. (a global brand agency) (2023-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, senior healthcare, sports/ entertainment businesses and various minority/majority investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council (2023-Present); Member, Mercy Home for Boys & Girls’ Leader Council (2014-Present).

Since September 2022

Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen: 46

Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013–2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002–2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000–2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982–1993).

Formerly, Director-Old Mutual Asset Management Trust Co. (2009–2010); formerly, Trustee-Old Mutual Advisors Fund II (2008–2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004–2010).

Since September 2022

Interested Trustee

Name Year of Birth Position(s) Portfolios Overseen

Principal Occupation(s) During Past Five Years

Other Directorships Held During Past Five Years

Length of Board Service

Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen: 147

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President, Global Product Management and Marketing (since February 2006) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

	None	Since September 2022

The address for each trustee is c/o PGIM Private Credit Fund, 655 Broad Street, Newark, NJ 07102‑4410.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name Year of Birth Fund Position(a)	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Stuart S. Parker 1962 President and Principal Executive Officer

President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 - January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Since September 2022
Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since September 2022

Dino Capasso 1974 Chief Compliance Officer

Vice President (since June 2024) of PGIM Investments LLC; Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President (May 2022 - May 2024) of T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex; formerly Chief Compliance Officer (September 2019 - April 2022) of PGIM Investments LLC and AST Investment Services, Inc. (ASTIS); formerly Chief Compliance Officer (July 2019 – April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022 – April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer (June 2017 - September 2019) of PGIM Investments LLC and ASTIS.

Since July 2024
Andrew R. French 1962 Secretary

Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.

Since September 2022

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since September 2022
Patrick E. McGuinness 1986 Assistant Secretary

Director and Corporate Counsel (since February 2017) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.

Since September 2022

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since September 2022
George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since September 2023
Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since September 2023
Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.

Since September 2022

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Investment Operations (since November 2018) of PGIM Investments LLC; Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since September 2022
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since September 2022
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since September 2022
Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since September 2022

(a)
Excludes Mr. Benjamin, Interested Director of the Fund, who also serves as Vice President of the Fund. See biography above.

As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America. The address for each executive officer is c/o PGIM Private Credit Fund, 655 Broad Street, Newark, NJ 07102‑4410.

Leadership Structure and Qualifications of Board of Trustees

The Board is responsible for oversight of the business and affairs of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of four Trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Board meets at regularly scheduled meetings four times throughout the year. In addition, Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees each comprised solely of the Independent Trustees—Audit and Nominating and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Trustee (the “Independent Chair”). The current Independent Chair of the Board is Thomas M. Turpin. As Independent Chair, this Trustee leads the Board in its activities. The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadvisers and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through a Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of other funds, public companies, or non-profit entities or other organizations; or other experiences. Specific details about each Trustee’s professional experience appear in the professional biography tables, above and in the “Biographical Information” section, below. In addition, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund since 2022, and an Interested Board Member of the PGIM Credit Income Fund since 2023, has served as a Vice President of the PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund since 2022, has served as a Vice President of the PGIM Credit Income Fund and PGIM Rock ETF Trust since 2023 and other funds in the PGIM Investments Retail Fund Complex since 2009. Mr. Benjamin has held senior positions in PGIM Investments since 2003 and also serves as an Interested Board Member of the PGIM Investments Retail Funds since 2010.

Independent Trustees

Morris L. McNair, III. Mr. McNair joined the Board of the PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund in 2022, and joined the board of PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Mr. McNair has held senior executive positions in the financial services industry, including having served on an audit committee and has over 28 years of private credit markets and special situations investing experience.

Mary Lee Schneider. Ms. Schneider joined the Board of the PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund in 2022, and joined the board of PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Ms. Schneider has served in a variety of senior leadership positions — including CEO and CTO — in the publishing, printing and educational services industries. She also has years of experience in the non-profit sector, including serving on Penn State University’s Board of Trustees and Mercy Home for Boys & Girls’ Leader Council.

Thomas M. Turpin. Mr. Turpin joined the Board of the PGIM Private Real Estate Fund, Inc. and PGIM Private Credit Fund in 2022, and joined the board of PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023. Mr. Turpin has worked in the asset management industry for over 30 years and served as a senior executive in an asset management firm.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o PGIM Private Credit Fund, 655 Broad Street, Newark, NJ 07102‑4410, Attention: Chief Compliance Officer.

Committees of the Board of Trustees

Our Board of Trustees currently has two committees: an Audit Committee and a Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are comprised solely of Independent Trustees. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of three persons, including Morris L. McNair, III, Mary Lee Schneider and Thomas M. Turpin, all of whom are considered independent for purposes of the 1940 Act. Morris L. McNair, III serves as the chair of the Audit Committee. Our Board of Trustees has determined that Morris L. McNair, III qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Manager as defined in Section 2(a)(19) of the 1940 Act.

During the year ended December 31, 2024, the Audit Committee met eight times. A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of three persons, including Morris L. McNair, III, Mary Lee Schneider and Thomas M. Turpin, all of whom are considered independent for purposes of the 1940 Act. Mary Lee Schneider serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws.

During the year ended December 31, 2024, the Nominating and Governance Committee met four times. A copy of charter of the Nominating and Governance Committee is available in print to any shareholder who requests it.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Manager are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson. We pay each Independent Trustee: (i) $60,000 per year (prorated for any partial year), (ii) $10,000 per year for the Chairperson of the Board, (iii) $8,000 per year for the Chairperson of the Audit Committee and (iv) $8,000 per year for the Chairperson of the Nominating and Governance Committee.

				Total Compensation
	Estimated	Pension or Retirement		from Fund and
	Aggregate Fiscal	Benefits	Estimated Annual	Fund Complex for
	Year Compensation	Accrued as Part of Fund	Benefits	Most Recent
Name	from Fund	Expenses	Upon Retirement	Calendar Year (1)(2)
Morris L. McNair, III	$68,000	None	None	$252,000 (4/46)
Mary Lee Schneider	$68,000	None	None	$252,000 (4/46)
Thomas M. Turpin	$70,000	None	None	$260,000 (4/46)

(1)
Compensation relates to portfolios that were in existence for any period during 2024.
(2)
Number of funds and portfolios represent those in existence as of December 31, 2024 and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those that are approved as of December 31, 2024, even though such funds or portfolios may commence operations after that date. No compensation is paid out from such funds/portfolios.

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for the Fund, the Manager or the Subadvisers.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Manager, pursuant to the terms of the Management Agreement. Our day-to-day investment operations are managed by our Manager.

Compensation of Executive Officers

None of the Fund’s executive officers will receive direct compensation from the Fund.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and executive officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.

Under the Fund’s bylaws, its Board of Trustees may designate one of its Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Fund’s Board of Trustees. The Board of Trustees has appointed Thomas M. Turpin to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Manager, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.

The Fund’s Board of Trustees believes that its leadership structure is the optimal structure for us at this time. The Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Subadvisers as part of their day-to-day management of the Fund’s investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Subadvisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustee’s risk oversight function is to ensure that the risks associated with the Fund’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Fund believes that the role of its Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a BDC. As a BDC, the Fund is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund is limited in its ability to enter into transactions with its affiliates, including investing in any portfolio company in which one of its affiliates currently has an investment.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets forth the dollar range equity securities of the Fund beneficially owned by each trustee as of December 31, 2024.

Dollar Range of Equity
Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity	the Director in the Family
	Securities	of Registered Investment
	in the Fund(1)(2)	Companies (1)(2)(3)
Independent Trustees
Morris L. McNair, III	None	None
Mary Lee Schneider	None	None
Thomas M. Turpin	None	None
Interested Trustee
Scott E. Benjamin	None	Over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2024.
(3)
The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate board.

PORTFOLIO MANAGEMENT

PGIM Investments serves as our investment manager. The Manager is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Manager provides investment advisory and management services to us and has engaged PGIM as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PPC, the private credit arm of PGIM and PGIM Fixed Income, the primary fixed income asset management unit of PGIM. PGIM has engaged Deerpath as subadviser to manage a portion of the direct lending investments for the Fund.

Investment Personnel

The following portfolio managers will have primary responsibility for the day-to-day implementation and management of the Fund’s investment portfolio:

PPC

Dianna Carr-Coletta (Dedicated Partner): Ms. Carr-Coletta is a Managing Director and Dedicated PPC Partner of PPC’s Direct Lending business, with responsibility for organizing sponsor coverage. Following the completion of the investment period for PGIM Private Capital's affiliate mezzanine fund, PGIM Capital Partners VI, L.P., she will also serve on Direct Lending's One-Stop Committee. Prior to this role, Dianna led PPC’s Corporate and Project Workouts group. Prior to that, she led a Chicago-based Corporate Finance team responsible for marketing, originating and managing private placement and mezzanine investments in Michigan and Wisconsin. She joined PPC in 2000. Dianna received a BA from Michigan State University and an MBA from Northwestern University’s Kellogg School of Management.

Stephen J. Collins (Partner, Chief Credit Officer): Mr. Collins is a Managing Director and Chief Credit Officer of PPC. He serves on Direct Lending’s One-Stop Committee and is responsible for oversight of PPC’s credit functions and operational risk management. Prior to this role, Steve served as Senior Vice President in PPC’s Credit and Capital Markets group. Prior to joining Credit and Capital Markets, Steve worked in PPC’s Corporate and Project Workouts group, Chicago Corporate Finance team and Chicago’s international finance team. He joined PPC in 1989. Steve received a BS from Northeastern University and an MBA from the University of Virginia’s Darden School of Business.

Matthew T. Harvey (Dedicated Partner, Head of Direct Lending): Mr. Harvey is an Executive Managing Director and Head of Direct Lending, located in Chicago. He serves on Direct Lending’s One-Stop Committee, and he is responsible for originating and underwriting Direct Lending investments, managing the portfolio, supporting fundraising efforts, and leading the team that supports Direct Lending efforts. He joined PPC in 2003, originally on a team in the Chicago Corporate Finance office responsible for private placement investments throughout the Midwest region of the U.S. Matt then joined PCP, the middle-market mezzanine debt and structured equity fund management business sponsored by PPC, in 2005 until 2012, when he relocated to the London office to lead PPC’s mezzanine investment efforts in the UK and Europe. He returned to PCP in Chicago in 2015 before leading PPC’s Direct Lending initiative in 2018. Matt received a BS from DePaul University.

Mitchell W. Reed (Head of San Francisco Office): Mr. Reed is a Managing Director and Dedicated Partner of PPC’s Direct Lending business. Prior to this role, Mitch led PPC’s San Francisco and Sydney Corporate Finance offices, overseeing private placement activity in the Northwest U.S., Western Canada, Australia and New Zealand. Prior to that, he held positions of increasing responsibility in PPC’s Atlanta, Newark, and San Francisco offices, where he was responsible for originating, marketing, and managing investments. He has served as a director or observer on the boards of several PCP portfolio companies and chaired the Investment Committee of a PFI subsidiary. Mitch joined PPC in 1991. Mitch received a BA from Amherst College. He holds the Chartered Financial Analyst® designation.

Joshua J. Shipley (Partner, Head of European Direct Lending): Mr. Shipley is an Executive Managing Director and Head of PPC’s Europe Corporate Finance Offices and Head of European Direct Lending. Prior to overseeing all of Europe Corporate Finance, Josh was Head of PPC’s Milan and Madrid Corporate Finance offices in which he oversaw private placement activity in Italy, Portugal and Spain. In 2021, his responsibilities were expanded to include oversight of PPC’s Direct Lending activities in the UK and Europe while maintaining responsibility for PPC’s Madrid and Milan offices. Prior to this role, Josh oversaw the private placement and mezzanine activity in our Mediterranean Europe, Australia, and New Zealand territories. He joined PPC in 2001. Josh holds the Chartered Financial Analyst® designation. He received a BA from Illinois Wesleyan University.

PGIM Fixed Income

Brian Juliano: Mr. Juliano is a Managing Director and Head of the U.S. Leveraged Loan Team for PGIM Fixed Income. He is also the Co-Head of PGIM Fixed Income’s U.S. CLO business and is a portfolio manager for the firm’s investments in CLO tranches. Before joining the Bank Loan Team in 2003, Mr. Juliano was a CDO analyst and member of the CDO Business Team for the firm and a manager in financial analysis in the Finance Group, where he was responsible for the finance function of various investment subsidiaries. Mr. Juliano joined the Firm in 2000. Previously, he was a consultant at Deloitte & Touche, where he worked on investment strategy and tax compliance of high net worth individuals. Mr. Juliano received a BS in Finance and an MBA in Finance and Accounting from New York University.

Deerpath

James H. Kirby: Mr. Kirby is a Founder of Deerpath, its Chairman and President and is a member of the Deerpath Investment Committee. Mr. Kirby has been with Deerpath since its inception in 2007. He has 34 years of experience leading privately negotiated investments on both private equity and credit investing teams. Mr. Kirby formerly was a Managing Director and Portfolio Manager at Dune Capital Management, LP and its predecessor fund at Soros Fund Management LLC from 2004 to 2006. Dune Capital managed a $1.6 billion credit‑oriented investment fund. Previously, Mr. Kirby was a Managing Director in private equity at Madison Dearborn Partners where he was part of the communications industry investing team from 1996 to 2003. Madison Dearborn Partners managed approximately $8 billion across four successive private equity funds and completed approximately 75 separate private equity investments during Mr. Kirby’s tenure. Mr. Kirby began his career at Lazard Freres & Co. LLC in the investment banking group from 1989 to 1991 and from 1993 to 1995, with a break in between these periods to attend business school. He also was with The Beacon Group in investment banking and private equity from 1995 to 1996. Mr. Kirby is a graduate of Harvard Business School (M.B.A., 1993) and Princeton University (A.B., 1989).

Tasabbur (Tas) Hasan: Mr. Hasan is a Principal and the Chief Operating Officer of Deerpath. Alongside Mr. Kirby, he co-leads the Deerpath Investment Committee. Mr. Hasan joined Deerpath in 2007 and brings over 22 years of leveraged lending experience, with a focus on debt financings for middle market companies and private equity sponsors. Prior to Deerpath, Mr. Hasan was an investment professional on the credit investment teams at Dune Capital and GSC Group. He began his career in investment banking at RBC Capital Markets in 2001. At Deerpath, Mr. Hasan is responsible for both the origination and execution of investment opportunities. In addition to his leadership role on the Deerpath Investment Committee, he also spearheads several other firm-wide initiatives. Mr. Hasan earned his B.S. from Ithaca College in 2001.

Portfolio Manager Compensation

PPC:

None of the portfolio managers receive any direct compensation from us. All compensation received by the portfolio managers is received from PGIM. PPC provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance PPC and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•
Base salary levels are reviewed annually to determine if an individual should receive an increase based on individual and PPC performance, demands of the job and market compensation data, which is derived from external market data studies.
•
Cash bonuses are awarded annually based on the individual’s performance, the scope of the individual’s responsibilities, investment and business performance for the prior year and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PPC. An individual’s share of the pool is based on his or her contribution toward meeting these goals.
•
Certain portfolio managers also receive annual long-term incentive program compensation (“LTIP”) and/or a share of incentive fees with the performance of managed direct lending strategies. LTIP awards are based on the same factors as the annual cash bonus. The LTIP award, however, is not immediately paid to the individual and vests over three years as described below. One hundred percent (100%) of the LTIP award is made in the form of Prudential Financial restricted stock units which vest proportionately over three years with one-third of the grant vesting on each anniversary until fully vested. Portfolio managers who participate in incentive fees receive a grant at the launch of a new fund based on involvement in the fund and historical investment performance, among other factors.

PGIM FIXED INCOME:

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:·

•
business initiatives; ·
•
the number of investment professionals receiving a bonus and related peer group compensation;
•
financial metrics of the business relative to those of appropriate peer groups; and ·
•
investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

DEERPATH:

Deerpath’s compensation structure is aligned closely with the firm’s performance, market research and internal benchmarks. Deerpath’s professionals are compensated based on performance, level of responsibilities and depth of knowledge. By combining competitive base salary with performance-based discretionary bonuses, Deerpath is able to motivate and retain top talent. In addition, senior investment professionals are awarded a certain percentage of the profit allocations and corresponding carried interest distributions derived from Deerpath Funds. Certain portions of discretionary bonuses and profit allocations vest over a three-year period.

Securities Ownership of Portfolio Managers

As of December 31, 2024, the portfolio managers owned no Common Shares of the Fund.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

					Number of	Assets
					Accounts	Subject to a
				Assets of	Subject to a	Performance
	Portfolio		Account(s)	Accounts	Performance	Fee
Subadvisers	Managers	Type of Accounts	Managed	(in Millions)	Fee	(in Millions)
PPC	Dianna Carr-Coletta	Registered Investment Companies	1	$238	1	$238
		Pooled Investment Vehicles Other Than Registered Investment Companies	10	$2,006	7	$1,871
		Other Accounts	5	$4,434	5	$4,434
	Stephen J. Collins	Registered Investment Companies	1	$238	1	$238
		Pooled Investment Vehicles Other Than Registered Investment Companies	10	$2,006	7	$1,871
		Other Accounts	5	$4,434	5	$4,434
	Matthew T. Harvey	Registered Investment Companies	1	$238	1	$238
		Pooled Investment Vehicles Other Than Registered Investment Companies	10	$2,006	7	$1,871
		Other Accounts	5	$4,434	5	$4,434
	Mitchell W. Reed	Registered Investment Companies	1	$238	1	$238
		Pooled Investment Vehicles Other Than Registered Investment Companies	10	$2,006	7	$1,871
		Other Accounts	5	$4,434	5	$4,434
	Joshua J. Shipley	Registered Investment Companies	1	$238	1	$238
		Pooled Investment Vehicles Other Than Registered Investment Companies	10	$2,006	7	$1,871
		Other Accounts	5	$4,434	5	$4,434
PGIM Fixed Income	Brian Juliano	Registered Investment Companies	31	$21,806	0	$0
		Pooled Investment Vehicles Other Than Registered Investment Companies	77	$29,901	1	$287
		Other Accounts	117	$23,352	3	$320
Deerpath	James H. Kirby	Registered Investment Companies	0	$0	0	$0
		Pooled Investment Vehicles Other Than Registered Investment Companies	29	$3,143	29	$3,143
		Other Accounts	11	$4,907	11	$4,907
	Tasabbur (Tas) Hasan	Registered Investment Companies	0	$0	0	$0
		Pooled Investment Vehicles Other Than Registered Investment Companies	29	$3,143	29	$3,143
		Other Accounts	11	$4,907	11	$4,907

MANAGEMENT AND ADVISORY ARRANGEMENTS

PGIM Investments LLC is located at 655 Broad Street, Newark, NJ 07102‑4410. The Manager is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Manager provides investment advisory and management services to us and has engaged PGIM, Inc. as subadviser to provide day-to-day management of the Fund’s portfolio.

Management Agreement

The Manager provides management services to the Fund pursuant to the Management Agreement. Under the terms of the Management Agreement, the Manager is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;
•
identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;
•
monitoring the Fund’s investments;
•
performing due diligence on prospective portfolio companies;
•
exercising voting rights in respect of portfolio securities and other investments for the Fund;
•
serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;
•
negotiating, obtaining and managing financing facilities and other forms of leverage;
•
reviewing the performance of the Subadvisers and making recommendations to the Board with respect to the retention of subadvisers and the renewal of subadvisory contracts;
•
administering the Fund’s corporate affairs and, in connection therewith, furnishing the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent; and
•
providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital.

The Manager has delegated the investment advisory services it is responsible for providing under the Management Agreement to the Subadvisers. See “Subadvisory Agreement”.

The Manager’s services under the Management Agreement are not exclusive, and each of the Manager and its affiliates is free to furnish similar services to other entities, and it intends to do so, so long as its services to the Fund are not impaired.

The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from misconduct, bad faith or negligence on its part in the performance of its duties or reckless disregard by it of its obligations and duties under the Management Agreement. The Management Agreement provides that it will terminate automatically in the event of an assignment (as defined in the 1940 Act), and that it may be terminated at any time without penalty by either the Fund by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 60 days’ written notice, or by the Manager at any time provided such termination would not affect the tax status of the Fund and would not materially adversely affect the Fund’s shareholders on not less than 120 days’ written notice to the Fund and the Fund’s shareholders. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Subadvisory Agreement

The Manager has entered into the Subadvisory Agreement with PGIM, which provides that PGIM will furnish investment advisory services in connection with the management of the Fund.

Under the Subadvisory Agreement, PGIM, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. PGIM determines what private credit and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PGIM’s performance of such services.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PGIM Investments, or PGIM upon not more than 60 days’ nor less than 30 days’ written notice. Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to the Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.

Sub-Subadvisory Agreement

PGIM has entered into the Sub-Subadvisory Agreement with Deerpath, which provides that Deerpath will furnish investment advisory services to the Fund.

Under the Sub-Subadvisory Agreement, Deerpath, subject to the supervision of the Manager and PGIM, is responsible for managing a portion of the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies, consistent with Deerpath's standard practices with respect to third-party client accounts. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Deerpath's performance of such services.

The Sub-Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Sub-Subadvisory Agreement may be terminated by the Fund, PGIM, or Deerpath upon not more than 60 days' nor less than 30 days' written notice. Unless earlier terminated as described below, the Sub-Subadvisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to the Fund’s Management Agreement, Subadvisory Agreement or Sub-Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.

Compensation of Manager

The Fund will pay the Manager a fee for its services under the Management Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by the shareholders. The Manager pays a portion of the Management Fee and the Incentive Fee to PGIM. The Fund does not directly compensate the PGIM for its sub-advisory services.

Management Fee

PGIM Investments will receive a Management Fee from the Fund. The Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. The Manager has contractually agreed to waive its Management Fee in its entirety through December 31, 2025 (the “Waiver Period”). The longer an investor holds Common Shares during this period, the longer such investor will receive the benefit of this Waiver Period.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below. The Manager has contractually agreed to waive the Incentive Fee in its entirety for the Waiver Period.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Manager the Incentive Fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
•
100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Manager with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
•
12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Manager.

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Manager with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the Incentive Fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, Pre-Incentive Fee Net

Investment Income Return is expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, so to the extent there are share issuances or repurchases during the quarter, it may affect the rate of return.

Incentive Fee Based on Capital Gains

The second component of the Incentive Fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Manager if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Management Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Management Agreement for any partial period will be appropriately prorated.

Sub-Advisory Fee

Pursuant to the Subadvisory Agreement, the Manager pays a portion of the management fee and incentive fee it receives from the Fund to PGIM. No advisory fees are paid by the Fund directly to PGIM.

PPC will receive an annual subadvisory fee, payable monthly in arrears by the Manager at an annual rate of 1.00% of the value of the Company’s net assets within the direct lending portion of the portfolio managed by PPC as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. In addition, the Manager will pay PPC a fee in the amount of 75% of the incentive fee received by the Manager from the Fund pursuant to the Management Agreement.

PGIM Fixed Income will receive an annual subadvisory fee, payable monthly in arrears by the Manager at an annual rate of 0.42% of the value of the Fund’s net assets within the portion of the portfolio managed by PGIM Fixed Income as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as of the date that the Fund first publicly sells shares to a person or entity other than the Manager or its affiliates. For the avoidance of doubt, no incentive fee shall be paid by the Manager to PGIM Fixed Income.

During the Waiver Period, the Fund will not bear the cost of the management fee, incentive fee or subadvisory fee.

Under the Subadvisory Agreement, PGIM, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program, and policies. PGIM determines what private credit and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the PGIM’s performance of such services.

Sub-Subadvisory Fee

For the portion of the Fund's assets allocated to Deerpath, PPC will pay a portion of the Management Fee and Incentive Fee it receives from the Manager to Deerpath. No advisory fees will be paid by the Fund directly to Deerpath.

Under the Sub-Subadvisory Agreement, Deerpath, subject to the supervision of the Manager and PGIM, is responsible for managing a portion of the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies, consistent with Deerpath's standard practices with respect to third-party client accounts. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Deerpath's performance of such services.

Administrative Services

The Manager provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

Certain Terms of the Management Agreement

The Management Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the Independent Trustees. The Fund may terminate the Management Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Manager may terminate the Management Agreement provided such termination would not affect the tax status of the Fund and would not materially adversely affect the Fund’s shareholders on not less than 120 days’ written notice to the Fund and the Fund’s shareholders. The Management Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.

The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from misconduct, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Management Agreement.

The Fund shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlements) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of their duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Fund or its security holders to which the Manager would otherwise be subject by reason of misconduct, bad faith or negligence in the performance of its duties, by reason of the reckless disregard of its duties and obligations under the Management Agreement.

Payment of Our Expenses Under the Management Agreement

Except as specifically provided below, the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Trustees who are not “affiliated persons” of the Manager or any Subadviser within the meaning of the 1940 Act, all expenses incurred by the Manager in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund and rent or depreciation, utilities, capital equipment or other administrative items of the Manager or its affiliates will be paid for by the Manager. We will bear all other costs and expenses of our operations, administration and transactions not expressly assumed by the Manager, including, but not limited to:

1)
investment advisory fees, including management fees and incentive fees, to the Manager, pursuant to the Management Agreement; and
2)
all other expenses of the Fund’s operations and transactions.

In the event that the Manager seeks reimbursement from the Fund for costs incurred by the Manager or Subadviser as may be permitted pursuant to the Management Agreement and the Declaration of Trust, the Manager may reimburse, or cause the Fund to reimburse, a Subadviser for any such costs incurred. From time to time, the Manager or its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Manager or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Manager may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

All other costs and expenses not expressly assumed by the Manager under the Management Agreement shall be paid by the Fund, including, but not limited to, the following:

(a)
the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets, including but not limited to, (a) investment advisory fees, including management fees and incentive fees, to the Manager pursuant to the Management Agreement; (b) all investment costs, excluding internal costs of the Adviser for providing investment advisory services, and any fees, costs and expenses related to (i) the organization, operation, administration, restructuring or termination, liquidation, winding up and dissolution of any entities through which the Fund makes investments, and (ii) outside counsel, accountants, auditors, consultants, and other similar outside advisors and service providers incurred in connection with designing, implementing and monitoring participation by portfolio investments in compliance and operational “best practices” programs and initiatives; and (c) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in negotiating and structuring prospective or potential investments that are not ultimately made, including without limitation any fees and expenses of any legal, financial, accounting, consulting, or other advisors, or lenders, investment banks, and other financing sources in connection with arranging financing for transactions that are not consummated, any travel and accommodation expenses, and any deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, unconsummated transactions;
(b)
the fees and expenses of Trustees who are not “affiliated persons” of the Manager or Subadvisers within the meaning of the 1940 Act;
(c)
the fees and expenses of the custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager’s responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities;
(d)
the fees and expenses of any other service provider to the Fund, including, but not limited to, the Fund’s transfer agent, fund accountant and the Plan Administrator, the Distributor and valuation agents;
(e)
the charges and expenses of legal counsel, independent accountants appraisers, valuation experts, property or asset managers, leasing agents, construction managers, consultants, and other similar outside advisors and service providers with respect to the Fund and its investments (including the cost of the valuation, or any fairness opinion relating to, any asset or liability or other transaction of the Fund) for the Fund;
(f)
brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and other financial instruments;
(g)
all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;
(h)
the fees of any trade associations of which the Fund may be a member;
(i)
the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
(j)
the cost of fidelity, directors’ and officers’ and errors and omissions insurance;
(k)
the fees and expenses involved in maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statement and the Fund’s prospectuses for filing under federal and state securities laws for such purposes;
(l)
allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports, notices to shareholders and proxy statements in the amount necessary for distribution to the shareholders;

(m)
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business;
(n)
federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(o)
interest payable on debt and dividends and distributions on preferred stock, as applicable, if any, incurred to finance the Fund’s investments;
(p)
the cost of equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting);
(q)
the cost incurred to implement and monitor ISDA and other agreements governing the Fund’s financing or borrowing facilities;
(r)
the cost of calculating the Fund’s net asset value, including the fees, costs and expenses associated with any third-party appraiser or other valuation expert;
(s)
expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund, including, but not limited to, loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(t)
costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(u)
fees and expenses associated with marketing efforts;
(v)
all other expenses incurred by the Fund in connection with administering the Fund’s business, including the allocated costs incurred by the Manager and the administrator in providing managerial assistance to those portfolio companies that request it; and
(w)
such non-recurring or extraordinary expenses as may arise.

Board Approval of the Management Agreement

Our Board, including our Independent Trustees, most recently approved the Management Agreement at a meeting held on June 27, 2024. In reaching a decision to approve the Management Agreement, the Board reviewed a significant amount of information and considered, among other things:

•
the nature, quality and extent of the advisory and other services to be provided to the Fund by the Manager;
•
the proposed investment advisory fee rates to be paid by the Fund to the Manager;
•
the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•
our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•
information about the services to be performed and the personnel who would be performing such services under the Management Agreement; and
•
the organizational capability and financial condition of the Manager and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Management Agreement as being in the best interests of our shareholders. Subsequently, the Board and the Fund’s shareholders approved the Management Agreement.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Manager and its affiliates:

•
We may not purchase or lease assets in which the Manager or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•
We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•
The Manager and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•
We may not lease assets to the Manager or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•
We may not make any loans, credit facilities, credit agreements or otherwise to the Manager or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;
•
We may not acquire assets in exchange for our Common Shares;
•
We may not pay a commission or fee, either directly or indirectly to the Manager or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•
The Manager may not charge duplicate fees to us; and
•
The Manager may not provide financing to us with a term in excess of 12 months.

In addition, in the Management Agreement, the Manager agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Manager from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Manager may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Manager may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Manager’s own assets, including those amounts paid to the Manager under the Management Agreement.

Commingling

The Manager may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST

PPC:

General

Shareholders should be aware that there will be situations where the Manager, PPC and Affiliated Advisers may encounter potential conflicts of interest in connection with the Fund’s investment activities. There can be no assurance that the Manager or PPC will resolve conflicts of interest in a manner that is favorable to the Fund’s shareholders. The following details certain potential conflicts of interest which should be carefully considered before making an investment in the Fund. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund at the time of this filing.

Management of the Fund

Management intends to devote sufficient time to the Fund, and directors, officers and key personnel will devote a sufficient amount of time to the Fund’s business in fulfilling their responsibilities. Although members of PPC’s Direct Lending team will devote substantially all of their business time to PPC’s direct lending strategy (including the Fund, other investment vehicles and managed accounts), the other employees of PPC will spend a substantial portion of their business time on matters unrelated to the Fund or PPC’s direct lending strategy. As a result, conflicts of interest will arise, including with respect to allocating management time, services and functions, between the investment activities of the Fund, on the one hand, and the other investment activities of other clients of PPC and its affiliates, on the other hand. Moreover, the Manager is subject to various conflicts of interest restrictions, not only under the 1940 Act but also pursuant to the Omnibus Guidelines. See “Management and Advisory Arrangements — Compliance with the Omnibus Guidelines Published by NASAA.”

Allocation of Investment Opportunities

The Manager, PPC, and their respective affiliates may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Affiliated Advisers may establish.

PPC will share any investment and sale opportunities with its other clients and the Fund in accordance with the 1940 Act and the Advisers Act, and PPC’s allocation policies.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which may in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

The Fund has received exemptive relief from the SEC that permits it to, among other things, participate in certain co-investment transactions with certain other persons, including certain affiliates of the Manager or Subadviser and certain public or private funds managed by the Manager or Subadviser and their affiliates, subject to certain terms and conditions.

Economic Interests in Other PPC Funds

Most of the senior investment professionals in PPC have economic interests in other PPC funds, including funds that are still in their investment periods and that may have investments in the same portfolio companies as the Fund but at different levels of the portfolio companies’ capital structures. This may provide an incentive for one or more senior investment professionals of PPC to favor the interests of other funds over those of the Fund, to the extent that they conflict. Such conflicts may arise, for example, in investment allocation decisions or addressing conflicts arising from funds having investments in different levels of the capital structure. In addition, to the extent one fund in which a member of the PPC Investment Committee and other PPC senior investment professionals have economic interests is at or above its preferred return hurdle and another fund in which he/she has an economic interest is not, or the economic interests in one fund are greater than the economic interests in another fund, such difference could impact the incentives for risk taking between such different funds or provide an incentive to favor one fund over another fund. While these conflicts cannot be eliminated, PPC intends to implement procedures designed to mitigate such conflicts.

Portfolio Investments in which Other PPC Funds Invest

Subject to compliance with the 1940 Act, it is expected that other clients of PPC and its affiliates (“Other Accounts”) will co-invest with the Fund. Subject to any legal, tax, regulatory or other similar considerations, such co-investments will generally be made in the same class of debt in which the Fund invests. From time to time, however, the Fund will hold investments in a portfolio company in a different class of debt or at a different level of the capital structure than Other Accounts. For example, these situations may occur when the Fund and Other Accounts acquired these investments in different transactions. When the Fund does not hold exactly the same securities of an issuer in exactly the same proportions as Other Accounts, such as where the Other Accounts hold different classes or tranches of debt, or securities at different levels of an issuer’s capital, conflicts may arise with regard to (i) the ongoing enforcement of the Fund’s rights and obligations in respect of its investment relative to Other Accounts, (ii) the terms and degree of the Fund’s and Other Accounts’ participation in any follow-on investments and (iii) the resolution of any recapitalization, workout, restructuring or bankruptcy. These conflicting interests become more acute as a portfolio company’s financial situation deteriorates. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing.

Conflicts Resulting From Investments in Different Classes of Debt

Subject to the requirements of the 1940 Act and the Fund’s co-investment order, the Fund could hold investments in a portfolio company in a different class of debt than Other Accounts, or in the same classes of debt but in different proportions than Other Accounts. For example, due to acquisitions at different points in time or dispositions that the Fund does not participate in, the Fund may hold term loans and revolving loans but Other Accounts hold term loans only, or the Other Accounts may hold both a term loan and a revolving loan but in different proportions than the Fund. Such conflict of interest will result primarily from the fact that interests of the holders of one class or tranche of debt and the interests of holders of a different class or tranche do not always align, and decisions that may benefit one interest holder in a certain class or tranche of debt may harm the interests of another interest holder participating in a different class or tranche of debt of a portfolio company, and in a restructuring or insolvency, one class or tranche may have more influence over the outcome of the negotiation or voting process. There can be no assurance that conflicts will be resolved in favor of the Fund or that the Fund will not suffer adverse consequences, and there can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Accounts participating in the transaction.

Conflicts Resulting From Investments in Different Levels of Capital Structure.

From time to time, as explained above the Fund and the Other Accounts may hold investments at different levels of a portfolio company’s capital structure, subject to the limitations of the 1940 Act. For example, the Fund may hold senior debt of a portfolio company in which Other Accounts own the same portfolio company’s subordinated debt, equity or equity-like securities. Such investments present inherent conflicts of interest or perceived conflicts of interest between the Fund and the Other Accounts. Such conflicts result from the fact that interests of the holders of subordinated debt and/or equity securities, and the interests of the holders of senior debt, do not always align, and decisions that may benefit one interest holder in a certain part of a portfolio company’s capital structure may harm the interests of another interest holder participating in a different part of such portfolio company’s capital structure. For example, if an investor holds an equity interest in a portfolio company that is financially distressed, it may be to the benefit of such investor to favor business decisions by the portfolio company with a higher risk-reward profile in order to provide a return on such equity investment. Conversely, the portfolio company’s debtholders may favor more conservative business decisions because debtholders have priority over equity holders in bankruptcy. These conflicting interests become more acute as a portfolio company’s financial situation deteriorates. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Accounts, the Manager and its affiliates may be presented with decisions when the interests of their clients are in conflict. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. PPC may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Accounts, including causing the Fund and/or such Other Accounts to take certain actions that, in the absence of such conflict, it would not take, such as selling an investment to a third party on the secondary market.

While such conflicts cannot be eliminated, PPC has procedures designed to ensure that the PPC team making investment decisions for the senior debt investment makes determinations independent from that of the team making investment decisions for the junior capital investment.

Relationship with Prudential

Prudential and its affiliates also engage in a broad spectrum of activities, including investment advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, those of the Fund. Prudential and its affiliates may invest in, advise, sponsor and/or act as investment manager to investment vehicles and other entities that may have investment objectives similar to those of the Fund and that may compete with the Fund for investment opportunities. For example, Prudential and its affiliates and their respective clients and accounts may themselves invest in debt obligations that would be appropriate for the Fund and may compete with the Fund for investment opportunities. The foregoing potential conflicts of interest are mitigated to a certain extent by the fact that the Fund generally will benefit from access to direct lending deal flow originated from PPC’s regional office network that satisfies the minimum criteria of the Fund, subject to compliance with the 1940 Act and applicable law.

Additionally, affiliates of PPC and investors in other PPC funds or accounts sometimes invest in the same debt obligations in which the Fund is investing. For example, PPC may find investment opportunities that it believes are too large and thus risky for the Fund (together with other managed funds and accounts in PPC’s direct lending strategy) to consummate alone. In those situations, the Fund may simultaneously invest in the same debt obligations being purchased outside of the Fund by other PPC affiliates or investors in other PPC funds or accounts so that the Fund’s investments are not overly concentrated in any single investment, subject to the requirements of the 1940 Act. While PPC believes that having the ability to structure transactions in this manner benefits the Fund by allowing the Fund to close transactions that it may not otherwise prudently have the ability or scale to execute, the situation creates inherent conflicts of interest. For example, the Fund may feel pressured to make a decision to sell an investment earlier or maintain an investment longer than it would if the related interests or parties were not invested in the same securities.

Legal, regulatory and contractual restrictions, including but not limited to the 1940 Act, may limit how much, if any, of a particular security the Manager may purchase or sell on behalf of the Fund, and the timing of the purchase or sale of a security. Such restrictions may arise as a result of the Manager’s relationship with Prudential and its other affiliates.

Certain affiliates of PPC may develop and may publish research that is independent from the research developed within PPC. PPC may hold different opinions on the investment merits of a given security, issuer or industry such that PPC may be purchasing or holding a security for a client (such as the Fund) and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, PPC may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PPC’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PPC may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PPC or its affiliates, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund). PPC sometimes buys, sells, directs or recommends that a client buys or sells, securities of the same kind or class that are purchased or sold for a client of an affiliate of PPC, which securities could have different underlying credit assessments and ESG assessments due to differences in investment committees, and processes and/or different deal teams for the different clients. The foregoing differences may also result in differing decisions on valuation and portfolio management for the same securities held by different clients. For example, PPC might, at any time, execute trades of securities of the same kind or class in one direction for a client and an affiliate of PPC might trade in the opposite direction or not trade for any other account due to such differences or client direction.

PPC has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PPC will decline to pursue for its clients.

Management

The Manager will receive a Management Fee regardless of the performance of the Fund, and as a result, the Fund will be required to pay the Manager a Management Fee despite experiencing a loss or decline in the value of the Fund’s portfolio investments.

Inside Information

From time to time, Prudential and its affiliates may come into possession of inside information concerning specific companies although internal structures are in place to prevent exchanges of such information. Under applicable securities laws this may limit the Fund’s flexibility to buy or sell securities issued by such companies. The Fund’s investment flexibility may be constrained as a consequence of the Manager’s inability to use such information for investment purposes.

Co-Investments; Consortiums

Subject to compliance with the 1940 Act, it is expected that Affiliated Advisers will co-invest with the Fund through managed accounts or investment vehicles, and there may be other clients of PPC and its affiliates who also co-invest with the Fund. Subject to any legal, tax, regulatory, investment restrictions or other considerations, such co-investments will generally be made and disposed of on substantially the same terms and conditions as those on which the Fund invests and divests. Subject to compliance with the 1940 Act (including the conditions of any co-investment exemptive order that the Fund obtains in the future), PPC may in certain circumstances determine that it may not be advisable to dispose of investments purchased in co-investments in “lock step,” given that the Fund and other clients of Affiliated Advisers may have differing investment objectives, liquidity requirements and regulatory constraints. To the extent that any dispositions are not made in lock step, they will be made under principles designed to avoid potential or actual conflicts of interest. Employees of PPC may from time to time invest in a private fund that invests alongside the Fund in certain investment opportunities, as permitted by the 1940 Act.

Co-investment transactions potentially raise conflicts of interest. For example, the Fund may co-invest with market participants with which an Affiliated Adviser has important business relationships, and such relationships could influence the decisions made by the Manager or PPC with respect to the purchase or sale of such investments, subject to compliance with the 1940 Act. Further, such third parties could have interests that may be contrary to the Fund’s investment objective or which may conflict with the Fund’s interest. There can be no assurance that the foregoing will not have an adverse impact on the Fund’s ability to find, consummate and/or exit investments.

From time to time, investors, funds and/or investment vehicles managed or advised by the Manager, PPC, their affiliates or third parties may be presented with opportunities to co-invest in investments alongside the Fund, subject to compliance with the 1940 Act. The Manager, PPC and/or their affiliates may offer such co-investment opportunities on the basis of various factors including:

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the size of the potential investment;
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its clients’ concentration in the relevant geographic or market sector;
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its clients’ stated desire to participate in co-investments;
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an investor's ability to execute such offer and the approval of transaction counterparties;
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the overall risk profile of the investment portfolio of the applicable clients;
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the anticipated type and timing of exit from the investment;
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the then-current amount of undrawn commitments of its applicable clients, if applicable;
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the form of acquisition of the potential investment;
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its clients’ desire not to invest additional amounts in the investment, whether due to its ownership of competitive assets, its desire to diversify its portfolio by making investments in other potential investments with its limited capital pool, or for any other reason; and
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whether the investment is likely to require additional capital in the future with more favorable rights, priorities, preferences and privileges (as compared to the rights, priorities, preferences and privileges associated with the initial capital investment), which its clients desire to acquire.

Further and subject to compliance with the 1940 Act, the Manager and PPC may determine the allocations of co-investment opportunities on the basis of various factors including:

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potential strategic benefits to the Fund, the investment or any of its equity holders, including (without limitation) the ability of a co-investor to provide strategic insight and/or consulting and/or industry contacts, potential new clients, customers and/or suppliers, developers, potential new employees, and/or additional capital in respect of the investment;
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potential to generate goodwill between a co-investor and PPC;
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potential strategic benefits to the Fund or other PPC clients, including (without limitation):
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the ability of a co-investor to source future transactions for the Fund;
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the ability of a co-investor to provide consulting services to the investment vehicles or the Fund or other PPC clients;
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the ability of a co-investor to identify additional sources of capital for the investment;
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the ability of a co-investor to assist the Fund in developing and executing an exit strategy or acquisition strategy;
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the speed and ease with which a co-investor is able to participate in the co-investment opportunity;
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the scope and timing of due diligence to be performed by a co-investor with respect to the investment;

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the expertise of a co-investor in the industry, market or business of the investment;
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the expertise of a co-investor in the type or structure of the co-investment opportunity;
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the ability of a co-investor to invest in the investment without additional structuring (whether from a tax or regulatory standpoint or otherwise); and
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whether the co-investor assisted the Fund in sourcing or developing the investment.

Investing in the Fund does not entitle any shareholder to allocations of co-investment opportunities. Any co-investment opportunities offered to clients of the Manager, PPC and their affiliates may, and typically will, be offered to some, and not other clients or investors in PPC products, or to third parties who are not clients or investors in PPC products. Further, the Fund may make an investment with the intention of syndicating (where permissible) a portion of such investment to third party co-investors. In the event that the Fund is unable to syndicate the full amount that it intended to syndicate, the Fund may be less diversified than the Manager and PPC intended.

In addition, once such third party co-investments are made, the Fund’s interests and those of co-investing investors may subsequently diverge as market conditions shift or other opportunities become available. The Fund may not be in a position to unilaterally control such investments or exercise certain rights associated with such investments. In addition, if a co-investing party removes its general partner or manager or terminates, the ability of the Fund to exercise certain rights associated with its investments may require the cooperation of a successor general partner/manager or other persons. Furthermore, if the Fund and third party co-investors have the ability to dispose of their interests in the co-investment separately, a disposition of a large position by one party may depress the market value of the continuing investment of the remaining co-investor (possibly including the Fund), or may reduce the price available to other co-investors (possibly including the Fund) which may also be disposing of their respective investments.

The Fund may also co-invest with third parties through consortiums of private equity investors, partnerships, joint ventures or other similar arrangements, including clubbed or syndicated investments or where a third party is leading the investment. Such investments may involve risks in connection with such third party involvement, including the possibility that a third party co-lender may have financial, legal or regulatory difficulties, resulting in a negative impact on such investment; may have economic or business interests or goals that are inconsistent with those of the Fund; or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In addition, the Fund may in certain circumstances be liable for the actions of its third party co-lenders. Investments made with third parties through consortiums of private equity investors, partnerships, joint ventures or other similar arrangements may involve carried interest and/or other fees payable to such third party partners or co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements may reduce the return to an investor in the Fund.

In allocating an investment opportunity among the Fund and its other clients, PPC will be guided by its good faith discretion and shall allocate such investment opportunity in a manner that is consistent with an allocation methodology of PPC designed to ensure that allocations of such opportunities are made over time on a fair and equitable basis. In determining such allocations, PPC will take into account such factors as it deems appropriate, including, leverage and anticipated leverage for such funds or managed accounts, legal, tax, regulatory, investment restrictions or other considerations, including compliance with the 1940 Act, and subject in each case to Fund’s investment guidelines and operational limitations on its ability to comply with funding requirements, as well as other relevant factors. These limitations may lead the Fund to have greater exposure to certain types of investments within a portfolio company’s capital structure than otherwise would be the case. For example, the Fund may own a lower percentage of a portfolio company’s revolving credit facility than the Fund owns of the same portfolio company’s senior secured term loan. PPC shall have broad discretion in determining whether any available investment, including without limitation a revolving credit facility, is appropriate for allocation to the Fund.

Fees and expenses incurred in respect of any investment (and any transaction or other fee income earned in respect of any investment) will be allocated among the Fund and any co-investors on the basis of capital committed by each to the relevant investment and subject to the requirements of the 1940 Act (including any applicable exemptive relief).

PGIM FIXED INCOME:

Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

- elimination of the conflict;

- disclosure of the conflict; or

- management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

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Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure - There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. Additionally, PGIM Fixed Income may invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy, or other features that conflict with one another. In some cases particularly with private securitized products and asset-based finance investments where clients own all or a significant portion of the outstanding securities or obligations PGIM Fixed Income has input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds, private funds and (through a retirement plan) collective investment trusts. PGIM Fixed Income may also provide financing to facilitate the investment by its investment professional in certain of its private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.
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Co-Investments - From time to time, PGIM Fixed Income offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that PGIM Fixed Income is making for their clients (including funds that they manage). Co-investment opportunities may be offered to current clients, investors in PGIM Fixed Income funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM Fixed Income has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.

Generally, PGIM Fixed Income’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to PGIM Fixed Income from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts PGIM Fixed Income manages by such potential Co-Investor. Other factors PGIM Fixed Income may consider in deciding whether or not to grant co-investment rights may include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of its firm or products; (ii) their assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM Fixed Income of offering a co-investment opportunity to such potential Co-Investor.

PGIM Fixed Income may grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those of its other clients and investors. For example, such terms may include:

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Management fees and/or incentive compensation (including carried interest) that is reduced or waived;
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Rights to participate in follow-on investments; and
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With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by their other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.

Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM Fixed Income’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to PGIM Fixed Income’s other clients. This presents a conflict of interest in allocating investment opportunities because PGIM Fixed Income can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than they otherwise would because of the potential commercial benefit to them from the co-investment relationship.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures are designed to address potential conflicts that could arise from differing positions across accounts, including situations where one account holds a long position in a security while another holds a short position. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
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Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity or person which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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PGIM Fixed Incomes has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PGIM Fixed Income will decline to pursue for its clients.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions. ·

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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies or other securities issuers for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
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PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities. ·
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance.

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Legal and regulatory constraints may limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM Fixed Income might allocate these opportunities in a manner that excludes some accounts, even if they could benefit. While this could impact the performance of affected accounts and create a conflict of interest, PGIM Fixed Income is committed to its allocation policy which is to seek to distribute investment opportunities fairly and equitably over time.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to provide higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan (and any future carried interest grants) and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

DEERPATH:

General

Investors should be cognizant of potential conflicts of interest pertaining to Deerpath and its affiliates which may arise in connection with the Fund’s investment activities. The ability of Deerpath to fully resolve conflicts of interest cannot be guaranteed, and there is no guarantee that any such resolution will be beneficial to the Fund or its shareholders. The following discussion enumerates certain potential conflicts of interest but does not address all potential conflicts of interest that may arise:

Devotion of Time

Deerpath and its affiliates and their employees shall devote such of their business and professional time and attention to the business of the Fund as are necessary in the sole opinion of Deerpath to achieve the business purposes and objectives of the Fund. However, Deerpath personnel are expected to work on other projects, including Deerpath’s other investments and other investment funds. Therefore, conflicts may arise in the allocation of management resources, including management time, services and functions. The Fund may have no interest in such investments and will not have any interest in Deerpath’s other funds, and it is possible that the investments held by such funds may be in competition with those of the Fund.

Investments by Senior Management Personnel

The directors, officers and employees of Deerpath are permitted to buy and sell public or private securities, commingled vehicles or other investments held by Deerpath or the Fund for their own accounts, or accounts of their family members and in which such Deerpath personnel may have a pecuniary interest, including through accounts (or investments in funds) managed by Deerpath. As a result of differing trading and investment strategies or constraints, positions taken by Deerpath directors, officers, and employees may be the same as or different from, or made contemporaneously or at different times than, positions taken for the Fund. Such persons and/or investment vehicles they manage also may invest in companies in the same industries as companies in which the Fund expects to invest, and may compete with the Fund for investment opportunities, and their investments may compete with the Fund’s investments. In addition, Deerpath personnel may serve on the boards of directors of companies in the same industries as companies in which the Fund expects to invest, which can give rise to conflicting obligations and interests.

Allocation of Investments

Deerpath currently manages and expects to continue to manage other investment funds and accounts, some of which will have the ability to participate in similar types of investments as the Fund. Deerpath may take action with respect to the Fund that differs from that taken with respect to other pooled investment vehicles and managed accounts advised by Deerpath or its affiliates. There may be situations in which the interests of the Fund conflict with the interests of one or more such other Deerpath clients. On any matter involving a conflict of interest, Deerpath will be guided by applicable law and seek to resolve such conflict in good faith.

To the extent a particular investment is suitable for the Fund and one or more of Deerpath’s other clients, such investment will be allocated in accordance with Deerpath’s allocation policy between the Fund and such other clients in a manner as Deerpath may determine is fair and equitable in light of the respective investment objectives and other circumstances of the Fund and such other client, bearing in mind, among other things, the size, investment objectives, risk tolerance, return targets, diversifications considerations, eligibility to participate in such investment, available capital, permissible and preferred asset classes and liquidity needs of each fund client. Although Deerpath will endeavor to allocate investment opportunities in a fair and equitable manner, to the extent the Fund does receive an allocation of an investment opportunity, it may receive a smaller allocation that may be desired and the Fund may not have the opportunity to participate at all in certain other investments made by Deerpath advised clients. As a result, the effect of allocating investment opportunities to multiple Deerpath clients may operate to the Fund’s disadvantage.

Because the Fund is regulated under the 1940 Act, it is subject to certain limitations relating to co-investments and joint transactions with affiliates, which may in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Allocation of Expenses

Side-by-side management by Deerpath of the Fund and other investment funds and accounts raises potential and actual conflicts of interest, including those associated with allocating expenses attributable to the Fund and one or more other investment funds and accounts. The simultaneous management of these different investments and accounts creates certain potential conflicts of interest and the possibility of favorable or preferential treatment of a vehicle or account that is subject to fees that are higher than others or which may, or which is believed to, generate more income for Deerpath.

Portfolio Investments held by the Fund and other Deerpath Funds

Subject to compliance with the 1940 Act, there may be a scenario in which other clients of Deerpath or its affiliates will co-invest with the Fund. Subject to any legal, tax, regulatory or other similar considerations, such co-investments will generally be made in the same class of debt in which the Fund invests. From time to time, however, the Fund may hold investments in a portfolio company in a different class of debt or at a different level of the capital structure than those held by other Deerpath clients. If the Fund does not hold exactly the same securities of an issuer in exactly the same proportions as Deerpath’s other client, in respect to different classes or tranches of debt, or securities at different levels of an issuer’s capital structure, conflicts may arise with regard to (i) the ongoing enforcement of the Fund’s rights and obligations in respect of its investment relative to Deerpath’s other clients, (ii) the terms and degree of the Fund’s and Deerpath’ other clients’ participation in any follow-on investments and (iii) the resolution of any recapitalization, workout, restructuring or bankruptcy.

In addition to co-investments, Deerpath may, from time to time, engage in dealings with another investment fund, investment partnership, managed account or other similar investment vehicle or contractual arrangement other than the Fund established, sponsored, managed, advised, directly or indirectly, by Deerpath, PGIM or one of their respective affiliates.

Conflicts Arising from Different Classes of Debt

Subject to the requirements of the 1940 Act, the Fund may hold investments in a portfolio company in a different class of debt than other clients of Deerpath, or in the same classes of debt but in different proportions than other clients of Deerpath. There are times when Deerpath may execute recommendations in debt instruments of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade a debt instrument in one or more accounts while trading for others. Such conflict of interest will result primarily from the fact that interests of the holders of one class or tranche of debt and the interests of holders of a different class or tranche do not always align, and decisions that may benefit one interest holder in a certain class or tranche of debt may harm the interests of another interest holder participating in a different class or tranche of debt of a portfolio company, and in a restructuring or insolvency, one class or tranche may have more influence over the outcome of the negotiation or voting process. And while such recommendations could appear inconsistent in how Deerpath views or treats a debt instrument for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction. There can be no assurance that conflicts will be resolved in favor of the Fund or that the Fund will not suffer adverse consequences, and there can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by other Deerpath clients participating in the transaction.

Conflicts Arising from Different Levels of Capital Structure

From time to time, the Fund and other clients of Deerpath may hold investments at different levels of a portfolio company’s or issuer’s capital structure. There may be times when the Fund may hold senior debt of a portfolio company in which other Deerpath clients own the same portfolio company’s subordinated debt, equity or equity-like securities. Such conflicts result from the fact that interests of the holders of subordinated debt and/or equity securities, and the interests of the holders of senior debt, do not always align, and decisions that may benefit one interest holder in a certain part of a portfolio company’s capital structure may harm the interests of another interest holder participating in a different part of such portfolio company’s capital structure. In addition, these differing debt instruments can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. These investments present inherent conflicts of interest or perceived conflicts of interest between the Fund and Deerpath’s other clients. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by Deerpath’s other clients, Deerpath and its affiliates may be presented with decisions when the interests of their clients are in conflict. Accordingly, Deerpath may in its discretion take steps to reduce the potential for adversity between the Fund and Deerpath’s other clients, including causing the Fund and/or such other Deerpath clients to take certain actions that, in the absence of such conflict, it would not take, such as selling an investment to a third party on the secondary market. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

Conflicts Arising from Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Deerpath faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. Deerpath could be viewed as having an incentive to value investments at higher valuations. Deerpath has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not Deerpath’s internal valuations.

Conflicts Caused by Compensation Arrangements

The incentive compensation payable by the Fund to Deerpath may create an incentive for Deerpath to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive compensation is determined may encourage Deerpath to take additional risk to increase the return on the Fund’s investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of the Fund’s debt investments and may accordingly result in a substantial increase in the amount of incentive compensation payable to Deerpath with respect to the Fund’s cumulative investment income. Although the incentive compensation is subject to a preferred return hurdle, Deerpath may have some ability to accelerate the realization of gains to obtain incentive compensation earlier than it otherwise would when it may be in the Fund’s best interests to not yet realize gains. The Board of Trustees, along with PPC, monitor Deerpath’s management of the Fund’s investment program in the best interests of shareholders.

Conflicts arising from Co-Investments

The Fund may co-invest with third parties through partnerships, joint ventures, managed accounts or other investment vehicles. Such co-investments may involve risks not present in investments where a third-party is not involved, including the possibility that a third-party co-investor may at any time have financial difficulties resulting in a negative impact on such investment, economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of its third-party co-investors. Furthermore, if a co-investor defaults on its funding obligations, the Fund may be required to make up the shortfall. Deerpath may receive performance-based fees or “carried interest” allocations with respect to certain co-investments, and neither any Fund nor any investor in a Fund shall have any interest in such performance based fees or “carried interest” allocations.

The practice of permitting co-investments raises certain conflicts of interest, particularly in the areas of allocating investment opportunities. For example, because co-investments may be subject to different fees payable to Deerpath or its affiliates, co-investments could create an incentive for Deerpath or an affiliate to favor a co-investment over an investment by a Fund. The following may mitigate, but will not eliminate, conflicts between the Fund and potential co-investors: To the extent a particular investment is suitable for multiple funds or accounts advised by Deerpath or any of its affiliates, such investment will be allocated between the Funds and such other funds and accounts pro rata based on available capital or in such other manner as Deerpath may determine is fair and equitable in light of the respective investment objectives and other circumstances of the Fund and such other funds and accounts. To the extent Deerpath determines that a particular investment opportunity exceeds the available capital therefor of all Deerpath funds and managed accounts, as determined by Deerpath taking into account each fund’s overall portfolio composition (e.g., asset yield, industry concentration concerns, investment risk profile (e.g., leverage), diversity concerns, counterparty concentration concerns and other concentration concerns) and such other factors and concerns as determined by Deerpath in its sole discretion, Deerpath may allocate such excess investment opportunity to third-party co-investors. In such circumstances, Deerpath may in its discretion make available co-investment opportunities to strategic investors, lenders, other investment funds or accounts (or investors therein) managed by Deerpath, one or more limited partners and/or other third parties, in each case on such terms as Deerpath shall determine.

Making an investment in the Fund does not give any investor the right to be allocated co-investment opportunities. Such opportunities may be offered to certain investors but not to others, and/or they may be offered to third parties who are not investors in the Fund. Deerpath has sole discretion as to the allocation of co-investment opportunities among interested parties, and may or may not offer such opportunities with respect to any or all fund and managed account investments. Generally, other than through their participation in the Fund and other funds and accounts advised by Deerpath and its affiliates, none of Deerpath’s principals or their affiliates will invest in any Fund portfolio company, excluding any portfolio securities acquired at substantially the same time and on substantially the same terms as the Fund, subject to the co-investment allocation policies described above.

Relationship with Prudential

Deerpath is an indirect, majority-owned subsidiary of Prudential. Prudential and its affiliates may invest in, advise, sponsor and/or act as investment manager to investment vehicles and other entities that may have investment objectives similar to those of the Fund and that may compete with the Fund for investment opportunities. For example, Prudential and its affiliates and their respective clients and accounts may themselves invest in debt obligations that would be appropriate for the Fund and may compete with the Fund for investment opportunities.

Certain affiliates of Deerpath may develop and may publish research that is independent from the research developed within Deerpath. Deerpath may hold different opinions on the investment merits of a given security, issuer or industry such that Deerpath may be purchasing or holding a security for a client (such as the Fund) and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, Deerpath may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, Deerpath’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. Deerpath may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by Deerpath or its affiliates, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund). Deerpath sometimes buys or sells for clients securities of the same kind or class that are purchased or sold for a client of an affiliate of Deerpath, which securities could have different underlying credit assessments and ESG assessments due to differences in investment committees, and processes and/or different deal teams. The foregoing differences may also result in differing decisions on valuation and portfolio management for the same securities held by different clients. For example, Deerpath might, at any time, execute trades of securities of the same kind or class in one direction for a client and an affiliate of Deerpath might trade in the opposite direction or not trade for any other account due to such differences or client direction.

Material Non-Public Information

In connection with its investment advisory services, Deerpath may come into possession of information that could, pursuant to applicable securities laws, limit the ability of the Fund to engage in potential transactions. In order to avoid such limitation, Deerpath intends to control the flow of such information, such as by erecting information barriers to restrict the transfer of such information between investment professionals at Deerpath. In the event that an information barrier designed to protect the Fund is breached (including inadvertently), changed or removed, the Fund will likely face the same restrictions on its investment activities as it would have faced had the information barrier not been established in the first place or face restrictions resulting from such changes to the information barrier, as the case may be.

Indemnification and Exculpation

The ability or requirement of the Fund to exculpate and/or indemnify Deerpath and its affiliates may be deemed to create a conflict of interest between Deerpath and its affiliates, on the one hand, and the Fund and its shareholders, on the other hand. For instance, the interests of Deerpath and its affiliates in limiting their liability and receiving indemnification from the Fund conflicts with the interests of the Fund and its shareholders in limiting the use of the Fund’s assets for such purposes.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this registration statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. As of March 31, 2025, the Fund could be deemed to be under control of Prudential, through its affiliated entities, which has voting authority with respect to 97.547% of the outstanding interests in the Fund. A control person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of outstanding shares of the Fund. The table below sets forth the name, address, and percentage of ownership of each person or entity who to the knowledge of the Fund owned, of record or beneficially, 5% or more of any class of the Fund’s outstanding equity securities as of March 31, 2025:

Class I Shares

Name and Address	% Ownership	Type of Ownership(1)
Pruco Life Insurance Company 213 Washington Street Newark, NJ 07102	97.55%	Both

Class D Shares

Name and Address	% Ownership	Type of Ownership(1)
PGIM Strategic Investments Inc. Attn: Kristen Pederson Attn: Public Investment Ops 655 Broad Street, 19th Floor Newark, NJ 07102	100%	Both

Class S Shares

Name and Address	% Ownership	Type of Ownership(1)
PGIM Strategic Investments Inc. Attn: Kristen Pederson Attn: Public Investment Ops 655 Broad Street, 19th Floor Newark, NJ 07102	100%	Both

(1)
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, e.g., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security e.g., “Jane Doe Shareholder.”

As of March 31, 2025, the Trustees and executive officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

DISTRIBUTIONS

We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. The use of borrowings to pay distributions is subject to limitations outlined in Section 5.4(f) of our Declaration of Trust. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Manager and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Management and Advisory Arrangements.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Manager and its affiliates, including through the waiver of certain investment advisory fees by the Manager, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Manager or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Manager and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Manager and its affiliates have no obligation to advance expenses or waive advisory fees.

We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long- term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short- term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

If we issue senior securities, we may be prohibited from making distributions if doing so causes us to violate the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.001 per share, of which 5,855,308.768 shares were outstanding as of March 31, 2025, and an unlimited number of preferred shares, with such par value as may be authorized from time to time by the Trustees in their sole discretion without shareholder approval. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount Held by	Amount Outstanding
Title of Class	Amount Authorized	Fund for its Account	as of March 31, 2025
Class S	Unlimited	—	478.252
Class D	Unlimited	—	483.023
Class I	Unlimited	—	5,855,308.768

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class S Shares are available to the general public through selling agents and other financial intermediaries that offer such share class.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Manager, Prudential, PPC or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief from the SEC that permits the Fund to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Manager or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Executive Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law, but subject to any limitation under applicable federal securities law and state securities laws. Our Declaration of Trust provides for the indemnification of any Trustees, executive officers, employees, control persons and agents of the Fund to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or executive officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or executive officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), executive officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (b) upon the Fund’s receipt of (i) a written affirmation by the trustee or executive officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions Organization and Duration

We were formed in Delaware on March 21, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a repurchase offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares and our Declaration of Trust provides that our Board of Trustees is divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we or the Independent Trustees may not purchase or lease assets in which the Manager or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction occurs at the formation of the Fund and the transaction is fully disclosed to the shareholders either in a prospectus or periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Manager may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Manager; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Manager.

Sales and Leases to our Manager, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Manager or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Trustees, the Manager or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at the formation of the Fund and is fully disclosed to the shareholders either in a prospectus or periodic report filed with the SEC or otherwise; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Manager or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Manager or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Manager, the Manager may not receive interest in excess of the lesser of the Manager’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Manager may not impose a prepayment charge or penalty in connection with such financing and the Manager may not receive points or other financing charges. In addition, the Manager will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act; provided, however, that any such Trustee will be proposed for election by shareholders at the next annual meeting of shareholders. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by the Declaration of Trust) for cause by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons) or, with or without cause, upon a vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote.

We have a total of four members of our Board of Trustees, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. Our Board of Trustees is divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund will hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Manager, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•
modify the Declaration of Trust;
•
remove the Manager or appoint a new investment adviser;
•
dissolve the Fund; or
•
sell all or substantially all of our assets other than in the ordinary course of business or as otherwise permitted by law.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Manager may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•
amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;
•
voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•
appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Management Agreement and applicable law);
•
cause the merger or other reorganization of the Fund; or
•
sell all or substantially all of our assets other than in the ordinary course of business or as otherwise permitted by law; or cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws; provided, however, that if any amendment to the bylaws adversely affects the voting rights of shareholders, such amendment must be approved by a majority of the outstanding shares of the Fund entitled to vote on the matter, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may not approve a merger, conversion, consolidation or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund will not permit the Manager to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand. This paragraph does not apply to claims asserted under state securities laws.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12‑month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•
accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•
one of the following:

•
remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
•
receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;
•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or
•
in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Access to Records

Any shareholder with a proper purpose will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10‑Q to all shareholders of record. In addition, we will distribute our annual report on Form 10‑K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Manager. These reports will also be available on our website at https://www.pgim.com/privatecredit and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

Calculation of NAV

We expect to determine our NAV for each class of shares each month as of the last business day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Valuation Designee and approved by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

If the Fund determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by the Valuation Designee’s valuation committee (“Valuation Committee”) consisting of representatives of the Manager. In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value. Securities or other assets that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor.

The Subadvisers often provide relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee (which may be based upon a recommendation from the Subadvisers), does not represent fair value.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment.

For debt investments for which reliable market quotes are not readily available, the most recent monthly or interim valuation will be used for purposes of calculating the Fund’s daily NAV. Any material changes to the valuation of debt investments will be reflected as soon as possible in the Fund’s NAV calculation once deemed appropriate by the fund manager and independent valuation manager.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

Valuation of Investments

Investments with Reliable Readily Available Market Prices

The Valuation Designee will use reliable market quotations to value the Fund’s investments when such market quotations are readily available.

Investments without Reliable Readily Available Market Prices

Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Valuation Designee. Market quotations may be deemed not to represent fair value in certain circumstances where the Manager reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Valuation Designee intends to engage one or more independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Valuation Designee, subject to oversight by our Board of Trustees, has approved a multi-step valuation process each month, as described below:

(1)
Valuation process begins with each portfolio company or investment being initially valued at cost. For Level 3 investments, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.
(2)
Valuation Designee discusses valuations and determines in good faith the fair value of each investment in the portfolio based in part on information from an independent valuation firm that is provided on a monthly basis in conjunction with the determination of the Net Asset Value (NAV) per share each month.
(3)
Valuation conclusions are discussed with and documented by the Valuation Designee, including whether a significant observable change has occurred since the most recent month-end with respect to an investment that requires an adjustment from the most recent monthly valuation.
(4)
The Board reviews valuations approved by the Valuation Designee at least quarterly.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

•
available current market data, including relevant and applicable market trading and transaction comparables,
•
applicable market yields and multiples,
•
security covenants,
•
seniority of investments in the investee company’s capital structure,
•
call protection provisions,
•
information rights,
•
the nature and realizable value of any collateral,
•
the portfolio company’s ability to make payments,
•
its earnings and discounted cash flows,
•
the markets in which the portfolio company does business,
•
comparisons of financial ratios of peer companies that are public,
•
M&A comparables,

•
our principal market (as the reporting entity) and
•
enterprise values, among other factors.

These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements incorporated by reference in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Our Board of Trustees reviews the valuations of our portfolio investments quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

Our most recently determined NAV per share for each class of shares will be available on our website: https://www.pgim.com/privatecredit. We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $2,500,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Prudential Investment Management Services, LLC, the Intermediary Manager, a registered broker-dealer affiliated with the Manager. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Intermediary Manager is headquartered at 655 Broad Street, Newark, New Jersey 07102‑4410.

The shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.

We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell in this offering or any private placement any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Manager, Prudential, PPC or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment is $2,500 for Class S Shares and Class D Shares and $1,000,000 for Class I Shares, unless waived by the Intermediary Manager. Participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S, Class D and Class I Shares. Neither the Fund nor the Intermediary Manager charges an upfront sales load with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	None

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency and sub-accounting services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency and sub-accounting services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Manager may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief from the SEC that permits the Fund to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, reimbursement for certain legal expenses, training and education expenses, non-transaction based and transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our charter, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Manager and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our Intermediary Manager to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Offering Restrictions

Notice to Non-U.S. Investors

The shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of shares.

Country-Specific Legends

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State no offer of shares which are the subject of the offering contemplated by this prospectus may be made to the public in that Relevant Member State other than:

(a)
to any legal entity which is a “qualified investor” as defined in the Prospectus Directive; or
(b)
in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares shall result in a requirement for the Fund or the Intermediary Manager to publish a prospectus pursuant to Article 3 of the Prospectus Directive or a supplemental prospectus pursuant to Article 16 of the Prospectus Directive and each person who initially acquires any shares or to whom any offer is made will be deemed to have represented, warranted and agreed to and with each of the Intermediary Manager and the Fund that it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive.

In the case of any shares being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each financial intermediary will also be deemed to have represented, warranted and agreed that the shares acquired by it in the offering have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to offering those shares to the public, other than their offer or resale in a Relevant Member State to “qualified investors” as so defined or in circumstances in which the prior consent of the Intermediary Manager has been obtained to each such proposed offer or resale.

The Fund, the Intermediary Manager and their affiliates will rely upon the truth and accuracy of the foregoing representations, warranties and agreements.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe for the shares, as the same may be varied in that Relevant

Member State by any measure implementing the Prospectus Directive in that Relevant Member State. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State.

Notice to Prospective Investors in the United Kingdom

In the United Kingdom, this prospectus and any other material in relation to the shares described herein are being distributed only to, and are directed only at, persons who are “qualified investors” (as defined in the Prospectus Directive ) who are (i) persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (for purposes of this section, the “Order”), (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute them, all such persons together being referred to as “Relevant Persons.” The shares are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares will be engaged in only with, Relevant Persons. This prospectus and its contents should not be distributed, published or reproduced (in whole or in part) or disclosed by any recipients to any other person in the United Kingdom. Any person in the United Kingdom that is not a Relevant Person should not act or rely on this prospectus or its contents. The shares are not being offered to the public in the United Kingdom.

Notice to Prospective Investors in Switzerland

The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document does not constitute a prospectus within the meaning of, and has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Fund, or the shares have been filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in Hong Kong

WARNING The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

This prospectus has not been registered by the Registrar of Companies in Hong Kong. The Fund is a collective investment scheme as defined in the Securities and Futures Ordinance of Hong Kong (the “Ordinance”) but has not been authorized by the Securities and Futures Commission pursuant to the Ordinance. Accordingly, the shares may only be offered or sold in Hong Kong to persons who are “professional investors” as defined in the Ordinance and any rules made under the Ordinance or in circumstances which are permitted under the Companies (Winding Up and Miscellaneous Provisions) Ordinance of Hong Kong and the Ordinance. In addition, this prospectus may not be issued or possessed for the purposes of issue, whether in Hong Kong or elsewhere, and the shares may not be disposed of to any person unless such person is outside Hong Kong, such person is a “professional investor” as defined in the Ordinance and any rules made under the Ordinance or as otherwise may be permitted by the Ordinance.

Notice to Prospective Investors in Singapore

The offer or invitation of the shares of the Fund, which is the subject of this prospectus, does not relate to a collective investment scheme which is authorized under Section 286 of the Securities and Futures Act 2001of Singapore (the “SFA”) or recognized under Section 287 of the SFA. The Fund is not authorized or recognized by the Monetary Authority of Singapore (the “MAS”) and shares are not allowed to be offered to the retail public. Each of this prospectus and any other document or material issued in connection with the offer or sale is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. You should consider carefully whether the investment is suitable for you.

This prospectus has not been registered as a prospectus with the MAS. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares may not be circulated or distributed, nor may shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 304 of the SFA, (ii) to a relevant person pursuant to Section 305(1), or any person pursuant to Section 305(2), and in accordance with the conditions specified in Section 305 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where shares are subscribed or purchased under Section 305 by a relevant person which is: (a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities (as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries' rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 305 except:

i.
to an institutional investor or to a relevant person defined in Section 305(5) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 305A (3) (c) (ii) of the SFA;
ii.
where no consideration is or will be given for the transfer;
iii.
where the transfer is by operation of law;
iv.
as specified in Section 305A(5) of the SFA; or
v.
as specified in Regulation 36A of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005 of Singapore.

Notice to Prospective Investors in Israel

The shares described in this prospectus have not been registered and are not expected to be registered under the Israeli Securities Law 1968 (the “Israeli Securities Law”) or under the Israeli Joint Investment Trust Law 1994. Accordingly, the shares described herein will only be offered and sold in Israel pursuant to applicable private placement exemptions to “qualified investors” described in the first addendum to the Israeli Securities Law. None of the Manager, the Intermediary Manager or any participating broker is a licensed investment marketer or advisor under the provisions of the Regulation of Investment Advice, Marketing Investments and Portfolio Management 1995.

Notice to Prospective Investors in Mexico

The offering of shares made pursuant to this prospectus does not constitute a public offering of securities under Mexican law and therefore is not subject to obtaining the prior authorization of the Mexican National Banking and Securities Commission or the registration of shares of the Fund with the Mexican National Registry of Securities. The shares described herein will only be offered and sold in Mexico pursuant to applicable private placement exemptions to “Institutional Investors” or “Qualified Investors” under the Mexican Securities Market Law.

Notice to Prospective Investors in Chile

This offer is subject to Norma de Caracter General N° 336 issued by the Superintendence of Securities and Insurance of Chile (“SVS”) and commenced on August 31, 2016. This offer is on shares not registered in the Registry of Securities or in the Registry of Foreign Securities of the SVS, and therefore, it is not subject to the SVS oversight. The issuer is under no obligation to release information on the shares in Chile. These shares cannot be subject of a public offering if not previously registered in the pertinent registry of securities.

Esta oferta se realiza conforme a la Norma de Carácter General N° 336 de la Superintendencia de Valores y Seguros (“SVS”) y ha comenzado en la fecha de este 31 agosto 2016. Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores extranjeros que lleva la SVS y en consecuencia, estos valores no están sujetos a su fiscalización. No existe de parte del emisor obligación de entregar en Chile información pública respecto de estos valores. Estos valores no podrán ser objeto de oferta pública mientras no sean inscritos en el registro de valores correspondiente.

Notice to Prospective Investors in the People’s Republic of China

This prospectus and the related subscription agreement documents do not and are not intended to constitute a sale, an offer to sell or a solicitation of an offer to buy, directly or indirectly, any securities in the People’s Republic of China (excluding Taiwan, the Special Administrative Region of Hong Kong and the Special Administrative Region of Macao, the “PRC”).

No marketing activities, advertisements or public inducements have been or will be carried out by the Fund or the Intermediary Manager to the general public within the PRC in relation to an investment in the Fund.

This prospectus is intended solely for the use of those qualified investors for the purpose of evaluating a possible investment by them in the Fund and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective managing directors, employees and consultants receiving this prospectus).

This prospectus has not been and will not be filed with or approved by the China Securities Regulatory Commission or any other regulatory authorities or agencies of the PRC pursuant to relevant securities-related or other laws and regulations and may not be offered or sold within the PRC through a public offering or in circumstances which require an examination or approval of or registration with any securities or other regulatory authorities or agencies in the PRC unless otherwise in accordance with the laws and regulations of the PRC.

Notice to Prospective Investors in Taiwan

The interests may be made available outside Taiwan to Taiwan resident investors for purchase outside Taiwan by such investors but are not permitted to be marketed, offered or sold in Taiwan. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the interests in Taiwan.

Notice to Prospective Investors in Argentina

This prospectus does not constitute an invitation to buy or a solicitation of an offer to sell securities or any other products or services in Argentina and shares in the Fund are not and will not be offered or sold in Argentina, in compliance with Section No. 310 of the Argentine Criminal Code, except in circumstances that do not constitute a public offering or distribution under Argentinean laws and regulations. No application has been or will be made the Argentine Comisión Nacional de Valores, the Argentine securities governmental authority, to publicly offer the Fund or the shares thereof in Argentina. This prospectus is being supplied or made available only to those investors who have expressly requested them in Argentina or used in connection with an offer to sell or a solicitation of an offer to buy in Argentina except in circumstances that do not constitute a public offering or distribution under Argentinean laws and regulations. This prospectus is strictly confidential and may not be distributed to any legal or natural person or entity other than the intended recipients thereof.

Notice to Prospective Investors in the Cayman Islands

This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign corporations in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to offer to repurchase only some, or even none, of the shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus.

Investors seeking to purchase Common Shares must proceed as follows:

•
Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “PGIM Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
•
Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
•
Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
•
Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, (844) 753-6354.
•
You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, https://www.pgim.com/privatecredit, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at https://www.pgim.com/privatecredit, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.

The Fund has commenced a share repurchase program pursuant to which, at the discretion of the Board of Trustees, it intends to offer to repurchase, in each quarter, up to 5% of its Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and Section 23(c) of the 1940 Act. All shares purchased by us pursuant to the terms of each repurchase offer will be retired and thereafter will be authorized and unissued shares. Any repurchases of the Manager’s and affiliate shares will be on the same terms and subject to the same limitations as other shareholders.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to quarterly repurchase offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the repurchase subscription date immediately following the valuation date used in the repurchase of such Common Shares. For illustrative purposes, a shareholder that acquires Shares on September 1 would not incur an early repurchase deduction for participating in a repurchase offer that has a valuation date of August 31 of the following year or anytime thereafter (e.g., a repurchase subscription date in September). The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. This Early Repurchase Deduction will also generally apply to minimum account repurchases, discussed below. Shareholders who are exchanging a class of our shares for an equivalent aggregate NAV of another class of our shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction.

We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•
repurchases resulting from death, qualifying disability or divorce;
•
in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or
•
due to trade or operational error.

As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the shares (through the repurchase of the shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of shares, the request to have the shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

You may tender all of the Common Shares that you own.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly repurchase offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: https://www.pgim.com/privatecredit. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the repurchase offer when you make your decision whether to repurchase your shares.

Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the expiration of the repurchase offer, generally within five business days of the last date that shareholders may tender shares for the repurchase offer. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each repurchase offer will be retired and thereafter will be authorized and unissued shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to liquid investments.

We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund repurchases from cash flow from operations, we have not established any limits on the amounts we may pay from such sources. Any capital returned through repurchases will be returned after the payment of fees and expenses. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Manager would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Manager intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan and must affirmatively opt in to participate in the plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund, Prudential Mutual Fund Services LLC (“PMFS”) or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the repurchase offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable repurchase offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)
is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)
satisfies any of the following:
(i)
does not have any class of securities that is traded on a national securities exchange;
(ii)
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)
is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)
Securities of any Eligible Portfolio Company controlled by the Fund.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying

Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, offers to provide and, if accepted, does so provide, guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in cash; fixed income securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds or short-term bond funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; or any other securities or cash equivalents that the Subadvisers consider consistent with this strategy.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On November 8, 2022, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

On October 30, 2023, the Fund, entered into the Revolving Credit facility with Sumitomo Mitsui Banking Corporation. The Revolving Credit Facility is secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. The stated interest rate on the Revolving Credit Facility is determined pursuant to a formula-based calculation based on the gross borrowing base at the time, resulting in a stated interest rate, depending on the type of borrowing, of either (a) Term SOFR (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 2.125% per annum or 2.25% per annum, or (b) Alternate Base Rate (as defined in the Revolving Credit Facility) plus a 10 basis point credit spread adjustment and an applicable margin equal to 1.125% per annum or 1.25% per annum in respect of USD borrowings and comparable rates in respect of non-USD borrowings.

The initial principal amount of the Revolving Credit Facility was $150 million. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $350 million. On January 17, 2025, the Fund entered into an agreement with Natixis, New York Branch (the "Commitment Increase Agreement"), pursuant to which, through the accordion feature of the Revolving Credit Agreement, the aggregate commitments of the Revolving Credit Facility increased from $150 million to $175 million. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the closing date of the Revolving Credit Facility. The Revolving Credit Facility contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions.

Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We, the Manager and the Subadvisers have adopted a code of ethics pursuant to Rule 17j‑1 under the 1940 Act and Rule 204A‑1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551‑8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits the Fund, among other things, to co-invest with certain other persons, including certain affiliates of the Manager and certain funds managed and controlled by the Manager and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the Subadvisers or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund’s Subadvisers the responsibility for voting proxies. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadvisers or their affiliates. The Manager and the Board expect that the Subadvisers will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved.

The Proxy Voting Policies and Procedures of the Subadvisers are set forth below. The guidelines will be reviewed periodically by the Subadvisers, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Subadviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)‑6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Subadvisers' policies and procedures are reasonably designed to ensure that the Subadvisers vote proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Subadvisers will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Subadvisers. In determining whether and how to vote, the Subadvisers consider a number of items including detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, the issuer’s capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other relevant factors. In addition, the Subadvisers may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.

The Fund’s interests are placed ahead of any potential interest of PGIM or its asset management units. Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by the Subadvisers' Compliance and Law departments, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

Proxy Voting Records

You may obtain information, without charge, regarding how the Fund voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: c/o PGIM Private Credit Fund, 655 Broad Street, Newark, NJ 07102-4410, Attention: Chief Compliance Officer.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is https://www.pgim.com/privatecredit. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass- through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund elected to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly- Traded Partnerships (described in 3(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to our shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or Exchange of Shares

Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long- term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase and holding of any class of our Common Shares by any Plan.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor which is subject to Title I of ERISA or Section 4975 of the Code and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is appropriate for the Plan and is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Manager, PGIM or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest”, within the meaning of ERISA, or “disqualified persons” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and/or Section 4975 of the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any assets of the Benefit Plan Investor. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold Common Shares on behalf of the Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of Section 406 ERISA and Section 4975 of the Code. It should be noted that these exemptions do not provide relief from the self-dealing prohibitions of Section 406 of ERISA or Section 4975 of the Code. It should be further noted that even if the conditions specific to one or more of these exemptions are satisfied, the scope of relief provided by these exemptions may not necessarily cover all acts involving the Common Shares that might be construed as prohibited transactions. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring or holding Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with its legal advisors to assure it is applicable. There can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares.

Plan Asset Issues

An additional issue concerns the extent to which the Fund or a portion of the assets of the Fund could itself be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code. ERISA and the Plan Asset Regulations concerns the definition of what constitutes the assets of a Benefit Plan Investor for purposes of the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code.

Under ERISA and the Plan Asset Regulations, generally when a Benefit Plan Investor acquires an “equity interest” in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors within the meaning of the Plan Asset Regulations (the “25% Test”) or that the

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entity is an “operating company” as defined in the Plan Asset Regulations. The Plan Asset Regulations defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. For purposes of the 25% Test, the assets of an entity will not be treated as “plan assets” if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors, excluding equity interests held by persons (other than Benefit Plan Investors) with discretionary authority or control over the assets of the entity or who provide investment advice for a fee (direct or indirect) with respect to such assets, and any affiliates thereof.

Under the Plan Asset Regulations, a “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held,” and (c) (i) sold to the Benefit Plan Investor as part of an offering of securities to the public pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended, and the class of securities to which such security is a part is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

The definition of an “operating company” in the Plan Asset Regulations includes, among other things, a “venture capital operating company” (a “VCOC”). Generally, in order to qualify as a VCOC, an entity must demonstrate on its “initial valuation date” (as defined in the Plan Asset Regulations) and annually thereafter that at least 50% of its assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors) are invested in operating companies (other than VCOCs) (i.e., operating entities that (i) are primarily engaged directly, or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital or (ii) qualify as “real estate operating companies” as defined in the Plan Asset Regulations) in which such entity has direct contractual management rights. In addition, to qualify as a VCOC an entity must, in the ordinary course of its business, actually exercise such management rights with respect to at least one of the operating companies in which it invests. Similarly, the definition of an “operating company” under the Plan Asset Regulations includes a “real estate operating company” (a “REOC”). Generally in order to qualify as REOC an entity must demonstrate on its initial valuation date and annually thereafter that at least 50% of its assets valued at cost (other than short term investments pending long term commitment or distribution to investors) are invested in real estate which is managed or developed and with respect to which such entity has the right to substantially participate directly in the management or development activities. In addition, to qualify as a REOC an entity must in the ordinary course of its business actually be engaged directly in such real estate management or development activities. The Plan Asset Regulations do not provide specific guidance regarding what rights will qualify as management rights, and the DOL has consistently taken the position that such determination can only be made in light of the surrounding facts and circumstances of each particular case, substantially limiting the degree to which it can be determined with certainty whether particular rights will satisfy this requirement.

We will not be an investment company under the 1940 Act. Accordingly, to the extent the Fund does not qualify as a VCOC we intend that our Common Shares will either qualify for the “publicly offered security” exception or otherwise satisfy an exception to the Plan Asset Regulations, however no assurance can be given that this will be the case.

In this respect (i) we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor and/or a person who has discretionary authority or control with respect to the assets of the Fund or that provides investment advice for a fee (direct or indirect) with respect to such assets, or an affiliate of such a person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing Common Shares; and (b) prohibit any redemption of Common Shares, and all Common Shares of the Fund shall be subject to such terms and conditions.

If the assets of the Fund were deemed to be “plan assets” of one or more Benefit Plan Investors within the meaning of ERISA and the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Manager and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized by the fiduciary on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Manager. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status. In addition, if our assets are deemed to be “plan assets” under the Plan Asset Regulations, our management, as well as various providers of fiduciary or other services to us, and any other parties with authority or control with respect to us or our assets, may be considered

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fiduciaries under ERISA and Section 4975 of the Code, or otherwise parties in interest or disqualified persons by virtue of their provision of such services (and there could be an improper delegation of authority to such providers).

In addition, ERISA generally provides that discretionary authority with respect to the management and disposition of the assets of a Benefit Plan Investor may be delegated to certain “investment managers” who acknowledge that they are fiduciaries of the Benefit Plan Investor. In such case, a fiduciary of a Benefit Plan Investor who has appointed an investment manager will generally not be liable for the acts of such investment manager. We do not expect to be an “investment manager” within the meaning of ERISA. Consequently, if the Fund’s assets are deemed to constitute “plan assets” of any shareholder which is Benefit Plan Investor, the fiduciary of any such Benefit Plan Investor would not be protected from liability resulting from our decisions.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including shareholder servicing fee, the Management Fee and Incentive Fee payable to the Manager are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Similar Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in our Common Shares should consult with their legal advisors regarding their proposed investment in our common shares.

Independent Fiduciaries with Financial Expertise

This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. We, the Manager, PGIM and their respective affiliates (the “Relevant Entities”) have a financial interest in investors’ investment in Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from the Fund and their other relationships with the Fund as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each shareholder which is, or is investing on behalf of, a Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Relevant Entities; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law, as applicable) with respect to the Plan’s investment in our Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in our common shares and any related transactions.

Representation

By acceptance of any class of shares of our Common Shares, each purchaser and subsequent transferee of a Common Share will be deemed to have represented and warranted that either (i) it is not, and it is not investing on behalf of, a Plan or (ii) the purchase and holding of the Common Shares by such purchaser or transferee will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

The sale of shares of our Common Shares to a Plan is in no respect a representation by us or any other person associated with this offering of our Common Shares that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

Each Plan investor is advised to contact its own financial and legal advisors or other fiduciary unrelated to the Manager, the Subadvisers, or any of their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold any such Common Shares, may be appropriate for the Plan’s circumstances.

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CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 801 Pennsylvania Avenue, Kansas City, MO 64105. Prudential Mutual Fund Services LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 655 Broad Street, Newark, NJ 07102. SS&C GIDS, Inc. will act as the sub-transfer agent and provides certain transfer agent, distribution paying agent and shareholder services to the Fund. The principal business address of our sub-transfer agent is 430 W 7th Street Suite 219929 Kansas City, MO 64105-1407.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our Manager will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS

The financial statements as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023, and for the period from December 13, 2022 (commencement of operations) through December 31, 2022 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, New York, New York and Washington, DC, acts as counsel to the Fund. Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morris, Nichols, Arsht & Tunnell LLP, Wilmington, Delaware.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N‑2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WEBSITE DISCLOSURE

We use our website (https://www.pgim.com/privatecredit) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this registration statement.

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US CONSUMER PRIVACY NOTICE

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

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Name
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Address, email address, telephone number, and other contact information
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Employment and occupation, demographic, income, and financial information
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Government ID
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Transaction history
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Medical information for insurance applications & products
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Consumer reports from consumer reporting agencies
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Participant information from organizations that purchase products or services from us for the benefit of their members or employees
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Video and audio recordings, and biometric data
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Information gathered from your internet or network activity
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Information gathered as a part of internal investigations

Using Your Information

We use your personal information for various business purposes, including:

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Normal everyday business purposes, such as providing services to you and administrating your account or policy
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Strategic planning and effectuating certain business relationships and partnerships
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Business research and analysis
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Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance
•
Marketing products and services of Prudential and other companies that may interest you
•
Detecting and preventing identity theft, fraud, or misuse of your accounts

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•
As required by law

Disclosing Your Information

We may disclose your personal information, including information about your transactions and experiences:

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Among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies that may interest you.
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As necessary in connection with business operations, limited information may be disclosed to certain business partners and their service providers in order to effectuate and manage business partnerships.
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With another financial institution if you agree that your account or policy can be transferred to that company.
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As permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.
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For those customers who have one of our products through a plan sponsored by an employer or other organization, we will disclose your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.
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We may also disclose consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this disclosing by following the instructions described in this notice.

Unless you agree otherwise, we do not disclose your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We will not disclose your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

Note: PGIM, Inc. and its affiliates comprising Prudential’s global investment management businesses do not sell or share Personal Information. PGIM does disclose information internally and with certain third parties. These third parties are our business partners and contractors, and they are bound by contracts, agreements, and monitoring to ensure that your data is treated with utmost protection and respect. Each third-party is carefully vetted, to ensure that they have adequate protection in place to protect your data before we agree to work with them.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

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Visit us online at: https://www.prudential.com/links/privacy-center.
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Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts: The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance

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company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies: Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers: AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; PGIM DC Solutions, LLC; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies: Prudential Trust Company

Investment Companies and Other Investment Vehicles: PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies: Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PGIM Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Private Credit Fund (the "Company") as of December 31, 2024 and 2023, and the related statements of operations, of changes in net assets and of cash flows for the years ended December 31, 2024 and 2023, and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations, changes in its net assets and its cash flows for the years ended December 31, 2024 and 2023, and for the period from December 13, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 and 2023 by correspondence with the custodian, agent banks and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

March 18, 2025

We have served as the Company’s auditor since 2022.

PGIM Private Credit Fund

Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2024	December 31, 2023
ASSETS
Investments at fair value
Non-affiliated investments (cost of $209,254 and $100,588, respectively)(1)	$209,214	$101,019
Cash and cash equivalents	3,742	16,079
Foreign currency, at value (cost $1,417 and $197, respectively)	1,383	199
Interest receivable from non-affiliated investments	1,064	584
Deferred financing costs	918	1,159
Receivable for investments sold	33	21
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,006	—
Due from Manager	400	1,273
Prepaid expenses	22	40
Total assets	$217,782	$120,374

LIABILITIES
Debt (Note 6)	94,150	—
Distribution payable (Note 8)	1,311	12,093
Unrealized depreciation on OTC forward foreign currency exchange contracts	7	282
Professional fees payable	200	962
Pricing fees payable	29	105
Interest payable	247	98
Custodian and accounting fees payable	172	74
Transfer agent’s fees payable	16	14
Affiliated transfer agent’s fees payable	4	2
Accrued expense and other liabilities	58	45
Total liabilities	$96,194	$13,675

Commitments and contingencies (Note 7)

NET ASSETS
Common Shares, $0.001 par value (unlimited shares authorized; 4,877,909 and 4,323,128 shares issued and outstanding, respectively)	5	4
Paid in capital in excess of par	120,294	106,610
Total distributable earnings/(accumulated losses)	1,289	85
Total net assets	$121,588	$106,699
Total liabilities and net assets	$217,782	$120,374
NET ASSET VALUE PER SHARE
Class I Shares:
Net assets	$121,564	$106,679
Common Shares outstanding ($0.001 par value, unlimited shares authorized)	4,876,977	4,322,364
Net asset value per share	$24.93	$24.68

Class S Shares:
Net assets	$12	$10
Common Shares outstanding ($0.001 par value, unlimited shares authorized)	464	382
Net asset value per share	$25.40	$25.13

Class D Shares:
Net assets	$12	$10
Common Shares outstanding ($0.001 par value, unlimited shares authorized)	468	382
Net asset value per share	$25.38	$25.13

(1)
Includes fair value of unfunded loan commitments which are disclosed in footnote seven within the Schedule of Investments and Note 7. Commitments and Contingencies.

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Statements of Operations

(in thousands)

	For the Year Ended	For the Year Ended	For the period from December 13, 2022 (commencement of operations) through
	December 31, 2024	December 31, 2023	December 31, 2022
Investment income
From non-affiliated investments:
Interest income	$17,680	$8,558	$45
Dividend income	182	1,299	—
Fee income	243	108	—
Payment-in-kind	71	—	—
From affiliated investments: Dividend income	40	—	—
Total investment income	18,216	9,965	45

Expenses
Interest expense	3,266	140	—
Professional fees	2,263	2,235	50
Management fees (Note 3)	1,426	485	—
Income based incentive fees (Note 3)	1,153	608	—
Capital gains incentive fees (Note 3)	104	—	—
Custodian and accounting fees	337	200	22
Transfer agent’s fees and expenses (Note 3)(**)	223	161	—
Trustees’ fees	206	176	—
Shareholders’ reports	181	105	—
Blue sky fees	90	—	—
Pricing fees	50	105	—
Servicing and distribution fees	— (*)	— (*)	—
Other general & administrative	115	146	20
Total expenses	9,414	4,361	92
Expense reimbursement (Note 3)	(2,939)	(2,708)	(89)
Incentive fees waived (Note 3)	(1,257)	(608)	—
Management fees waived (Note 3)	(1,426)	(485)	—
Net expenses	3,792	560	3
Net investment income (loss)	14,424	9,405	42

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-affiliated investments transactions	14	2	—
Forward foreign currency contracts transactions	(141)	61	—
Foreign currency transactions	(11)	(17)	—
Net realized gain (loss)	(138)	46	—
Net change in unrealized appreciation (depreciation):
Non-affiliated investments	(471)	431	—
Forward foreign currency contracts	1,281	(282)	—
Foreign currency	(36)	2	—
Net change in unrealized appreciation (depreciation)	774	151	—
Net realized and unrealized gain (loss)	636	197	—
Net increase (decrease) in net assets resulting from operations	$15,060	$9,602	$42

(*) Less than $500

(**) For the years ended December 31, 2024 and December 31, 2023, $25 and $2, respectively, of affiliated expenses were included. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, there were no affiliated expenses incurred by the Company.

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit

Fund Statements of

Changes in Net Assets (in thousands)

	For the Year Ended	For the Year Ended	For the period from December 13, 2022 (commencement of operations ) through
	December 31, 2024	December 31, 2023	December 31, 2022
Increase (decrease) in net assets resulting from operations
Net investment income (loss)	$14,424	$9,405	$42
Net realized gain (loss)	(138)	46	—
Net change in unrealized appreciation (depreciation)	774	151	—
Net increase (decrease) in net assets resulting from operations	15,060	9,602	42

Distributions to common shareholders
Class I	(13,958)	(8,348)	—
Class S	(1)	(1)	—
Class D	(1)	(1)	—
	(13,960)	(8,350)	—
Tax return of capital distributions
Class I	—	(4,707)	—
Class S	—	— (*)	—
Class D	—	— (*)	—
	—	(4,707)	—
Net decrease in net assets resulting from distributions	(13,960)	(13,057)	—

Share transactions
Class I:
Proceeds from shares sold	1,177	97,425	11,700
Distributions reinvested	12,608	964	—
Class S:
Proceeds from shares sold	—	10	—
Distributions reinvested	2	—	—
Class D:
Proceeds from shares sold	—	10	—
Distributions reinvested	2	—	—
Net increase (decrease) from share transactions	13,789	98,409	11,700
Total increase (decrease) in net assets	14,889	94,954	11,742
Net Assets, beginning of period	106,699	11,745	3
Net Assets, end of period	$121,588	$106,699	$11,745

(*) Less than $500

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Statements of Cash Flows

(in thousands)

	For the Year Ended	For the Year Ended	For the period from December 13, 2022 (commencement of operations) through
	December 31, 2024	December 31, 2023	December 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$15,060	$9,602	$42
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation on investments	471	(431)	—
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(1,281)	282	—
Net change in unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	36	(2)	—
Net realized (gain) loss on investments	(14)	(2)	—
Payment-in-kind interest capitalized	(71)	—	—
Net accretion of discount and amortization of premium	(803)	(519)	(2)
Amortization of deferred financing costs	241	41	—
Purchases of investments	(117,255)	(98,912)	(8,484)
Proceeds from principal repayments	9,477	7,331	—
Changes in operating assets and liabilities:
Interest receivable from non-affiliated investments	(480)	(541)	(43)
Receivable for investments sold	(12)	(21)	—
Due from Manager	873	(1,184)	(89)
Prepaid expenses	18	(39)	(1)
Professional fees payable	(762)	912	50
Pricing fees payable	(76)	105	—
Interest payable	149	98	—
Custodian and accounting fees payable	98	52	22
Transfer agent’s fees payable	2	14	—
Affiliated transfer agent's fees payable	2	2	—
Accrued expenses and other liabilities	13	25	20
Net cash provided by (used in) operating activities	(94,314)	(83,187)	(8,485)

Cash flows from financing activities:
Borrowings of debt	112,050	—	—
Repayments of debt	(17,900)	—	—
Proceeds from issuance of Common Shares	1,177	97,445	11,700
Deferred financing costs paid	—	(1,200)	—
Distributions paid in cash	(12,130)	—	—
Net cash provided by (used in) financing activities	83,197	96,245	11,700

Net increase (decrease) in cash and cash equivalents, including foreign currency	(11,117)	13,058	3,215
Effect of foreign exchange rate changes on cash and cash equivalents	(36)	2	—
Cash and cash equivalents, beginning of period	16,278	3,218	3
Cash and cash equivalents, end of period, including foreign currency	$5,125	$16,278	$3,218
Supplemental information and non-cash activities:
Interest paid during the period	$2,876	$—	$—
Distribution payable	$1,311	$12,093	$—
Issuance of Common Shares in connection with distribution reinvestment plan	$12,612	$964	$—

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments

December 31, 2024

(in thousands)

Investments(1)(11)	Reference Rate and Spread(2)			Interest Rate(2)	Maturity Date	Par Amount/Units		Cost(3)	Fair Value	% of Net Assets
Investments—non-affiliated
First Lien Debt(4) (5)
Aerospace & Defense
Nayak Aircraft Services Holdings GmbH (Germany) (7)	3M	E+	5.75%	8.47%	1/16/2030	EUR	3,246	$3,460	$3,287	2.71%
Nayak Aircraft Services Holdings GmbH (Delayed Draw) (Germany) (6) (7)	3M	E+	5.75%	8.47%	1/16/2030	EUR	877	(18)	(20)	(0.02)
								3,442	3,267	2.69
Auto Components
ACS Industries, Inc.	1M	S +	5.35%	9.71%	11/26/2030		6,000	5,897	5,897	4.85
								5,897	5,897	4.85
Beverages
Cold Spring Brewing Company	1M	S +	4.75%	9.23%	12/10/2030		6,000	5,941	5,941	4.89
Suja Merger Sub, LLC (8)	1M	S +	5.60%	9.96%	8/23/2029		2,940	2,917	2,911	2.39
								8,858	8,852	7.28
Building Products
Titan Home Improvement, LLC	3M	S +	5.75%	10.26%	5/31/2030		3,156	3,098	3,111	2.56
Titan Home Improvement, LLC (Delayed Draw)(6)	3M	S +	5.75%	10.26%	5/31/2030		593	(5)	(8)	(0.01)
Titan Home Improvement, LLC (Revolver)(6)	3M	S +	5.75%	10.26%	5/31/2030		520	(10)	(7)	(0.01)
The Wells Companies, Inc	1M	S +	5.75%	10.11%	4/02/2029		12,097	11,761	11,816	9.72
								14,844	14,912	12.26
Business Services
Eureka Entertainment, LLC	3M	S +	6.90%	11.41%	12/20/2027		2,106	2,076	2,088	1.72
Eureka Entertainment, LLC (Revolver) (6) (9)	3M	S +	6.90%	11.41%	12/20/2027		319	149	151	0.12
				11.23%
	6M	S +	7.00%	12.14%
				11.39%
								2,225	2,239	1.84
Chemicals
AgroFresh, Inc.	1M	E +	7.00%	9.86%	3/31/2029	EUR	801	850	811	0.67
AgroFresh, Inc.	1M	S +	6.35%	10.71%	3/31/2029		5,754	5,626	5,629	4.63
AgroFresh, Inc. (Revolver) (6)	1M	S +	6.35%	10.71%	3/31/2028		566	526	525	0.43
Airedale Newco Limited (United Kingdom) (7)	3M	SN+	6.00%	10.70%	12/21/2028	GBP	4,782	5,929	5,849	4.81
Airedale Newco Limited (Revolver) (United Kingdom) (6) (7)	3M	SN+	6.00%	10.70%	12/21/2028	GBP	781	(25)	(22)	(0.02)
Kandelium Group GmbH (France) (7)	3M	E+	5.75%	8.43%	11/22/2030	EUR	3,024	3,206	3,062	2.52
Kandelium Group GmbH (France) (7)	3M	S +	6.35%	10.68%	11/22/2030		1,926	1,875	1,883	1.55
Kandelium Group GmbH (Delayed Draw) (France) (7)	3M	S +	6.35%	10.68%	11/22/2030		1,284	1,251	1,256	1.03
								19,238	18,993	15.62
Commercial Services & Supplies
CI(MG) Intermediate, LLC	3M	S +	7.15%	11.47%	3/24/2028		30	29	29	0.02
CI(MG) Intermediate, LLC	3M	S +	7.15%	11.66%	3/24/2028		2,033	1,987	1,992	1.64
CI(MG) Intermediate, LLC (Delayed Draw) (6)	3M	S +	7.15%	11.47%	3/24/2028		70	(1)	(1)	—
CI(MG) Intermediate, LLC (Delayed Draw) (6) (9)	3M	S +	7.15%	11.81%	3/24/2028		3,944	3,398	3,407	2.80
				11.67%
				11.66%
				11.48%
CI(MG) Intermediate, LLC (Revolver) (6) (9)	3M	S +	7.15%	11.48%	3/24/2028		630	246	239	0.20
				11.66%
HEF Safety Ultimate Holdings, LLC	3M	S +	5.25%	9.58%	11/19/2029		2,045	2,002	2,039	1.68

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

Investments(1)(11)	Reference Rate and Spread (2)			Interest Rate(2)	Maturity Date	Par Amount/Units		Cost(3)	Fair Value	% of Net Assets
HEF Safety Ultimate Holdings, LLC (Delayed Draw) (6)	3M	S +	5.25%	9.58%	11/19/2029		563	$(6)	$(2)	—
HEF Safety Ultimate Holdings, LLC (Revolver) (6)	3M	S +	5.25%	9.58%	11/19/2029		297	135	140	0.11
Nationwide Acquisition, LLC	1M	S +	5.25%	9.61%	10/1/2029		8,170	8,014	8,014	6.59
Nationwide Acquisition, LLC (Delayed Draw) (6)	1M	S +	5.25%	9.61%	10/1/2029		2,234	(21)	(21)	(0.02)
Nationwide Acquisition, LLC (Revolver) (6)	1M	S +	5.25%	9.61%	10/1/2029		1,576	(30)	(30)	(0.02)
ZircoData Holdings Pty Ltd (Australia) (7) (8)	3M	B +	8.00%	12.50%	5/3/2026	AUD	1,674	1,114	1,024	0.84
								16,867	16,830	13.84
Construction & Engineering
ADB Companies, LLC (8)	3M	S +	6.76%	11.09%	12/18/2025		2,455	2,440	2,410	1.98
ADB Companies, LLC	3M	S +	6.76%	11.35%	12/18/2025		468	463	460	0.38
APS Acquisition Holdings, LLC	3M	S +	5.75%	10.08%	7/11/2029		2,661	2,613	2,624	2.16
APS Acquisition Holdings, LLC (Delayed Draw) (6)	3M	S +	5.75%	10.08%	7/11/2029		944	(9)	(13)	(0.01)
APS Acquisition Holdings, LLC (Revolver) (6)	3M	S +	5.75%	10.08%	7/11/2029		472	(9)	(6)	(0.01)
Capital Construction, LLC	1M	S +	5.60%	10.15%	10/22/2026		915	905	909	0.75
Capital Construction, LLC (Delayed Draw)	1M	S +	5.60%	10.15%	10/22/2026		1,241	1,227	1,232	1.01
Capital Construction, LLC (Revolver) (6)	1M	S +	5.60%	10.15%	10/22/2026		222	(2)	(2)	—
Full Circle Fiber Operating LLC	3M	S +	7.15%	11.48%	12/16/2027		5,353	5,270	5,280	4.34
TriplePoint Acquisition Holdings LLC	3M	S +	5.50%	9.83%	5/31/2029		4,455	4,376	4,413	3.63
TriplePoint Acquisition Holdings LLC (Delayed Draw) (6)	3M	S +	5.50%	9.83%	5/31/2029		1,119	(10)	(11)	(0.01)
TriplePoint Acquisition Holdings LLC (Revolver) (6)	3M	S +	5.50%	9.83%	5/31/2029		622	(11)	(6)	—
								17,253	17,290	14.22
Containers & Packaging
Close The Loop Group USA, Inc.	3M	S +	6.15%	10.48%	10/26/2029		2,742	2,695	2,727	2.24
Close The Loop Group USA, Inc. (Revolver) (6)	3M	S +	6.15%	10.48%	12/26/2029		589	(10)	(3)	—
Johns-Byrne LLC	3M	S +	6.00%	10.33%	8/31/2029		989	968	977	0.80
Johns-Byrne LLC (Delayed Draw) (6)	3M	S +	6.00%	10.33%	8/31/2029		267	(5)	(3)	—
Johns-Byrne LLC (Revolver) (6)	3M	S +	6.00%	10.33%	8/31/2029		134	(3)	(2)	—
NPPI Buyer, LLC	3M	S +	5.00%	9.33%	8/20/2029		8,820	8,697	8,738	7.19
NPPI Buyer, LLC (Delayed Draw) (6)	3M	S +	5.00%	9.33%	8/20/2029		1,895	(13)	(18)	(0.02)
NPPI Buyer, LLC (Revolver) (6)	3M	S +	5.00%	9.33%	8/20/2029		1,263	(18)	(12)	(0.01)
Toledo AcquisitionCo Inc. (8)	6M	S +	6.75%	11.19%	8/21/2029		2,947	2,914	2,907	2.39
								15,225	15,311	12.59
Distributors
Delaware Valley Floral Group LLC	3M	S +	5.85%	10.18%	8/24/2028		507	498	502	0.41
Delaware Valley Floral Group LLC (Revolver) (6)	3M	S +	5.85%	10.18%	8/24/2028		327	(6)	(4)	—
								492	498	0.41
Diversified Consumer Services
Aptive Environmental, LLC	1M	S +	5.50%	9.86%	10/1/2030		5,419	5,297	5,297	4.36
Aptive Environmental, LLC (Revolver) (6)	1M	S +	5.50%	9.86%	10/1/2030		554	(12)	(12)	(0.01)
Global Education Holdings Limited (Revolver) (United Kingdom) (7)	1M	P +	2.75%	9.70%	5/22/2025	GBP	344	433	431	0.35
We Work for Kids, LLC	3M	S +	5.50%	9.83%	9/26/2029		11,067	10,856	10,910	8.97
We Work for Kids, LLC (Revolver) (6)	3M	S +	5.50%	9.83%	9/26/2029		905	(17)	(13)	(0.01)
								16,557	16,613	13.66
Electronic Equipment, Instruments & Components
Rochester Sensors, LLC	3M	S +	7.15%	11.48%	5/8/2028		6,626	6,510	6,509	5.35
Rochester Sensors, LLC (Revolver)	3M	S +	7.15%	11.48%	5/8/2028		545	536	536	0.44
								7,046	7,045	5.79

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

Investments(1)(11)	Reference Rate and Spread (2)			Interest Rate(2)	Maturity Date	Par Amount/Units		Cost(3)	Fair Value	% of Net Assets
Environmental & Facilities Services
Legend Buyer, Inc	3M	S +	5.60%	9.93%	1/19/2029		1,112	$1,092	$1,095	0.90%
Legend Buyer, Inc. (Revolver) (6)	6M	S +	5.60%	9.87%	1/19/2029		214	(4)	(3)	—
								1,088	1,092	0.90
Food Products
Hometown Food Company	1M	S +	4.60%	9.05%	8/16/2029		5,864	5,821	5,821	4.79
Sun Orchard, LLC (9)	3M	S +	5.50%	9.83%	7/8/2028		8,530	8,413	8,452	6.95
				10.09%
Sun Orchard, LLC (Delayed Draw) (6)	3M	S +	5.50%	9.83%	7/8/2028		3,448	(47)	(32)	(0.03)
								14,187	14,241	11.71
Gas Utilities
Sail Energy, LLC	6M	S +	7.25%	11.53%	1/24/2028		1,132	1,117	1,118	0.92
Sail Energy, LLC (Delayed Draw)	6M	S +	7.25%	11.53%	1/24/2028		761	751	751	0.62
Sail Energy, LLC (Revolver) (6)	6M	S +	7.25%	11.53%	1/24/2028		381	(5)	(4)	(0.01)
								1,863	1,865	1.53
Health Care Equipment
Medical Device Inc.	3M	S +	6.35%	10.68%	7/11/2029		1,596	1,564	1,569	1.29
Medical Device Inc. (Revolver) (6)	3M	S +	6.35%	10.68%	7/11/2029		202	(4)	(3)	—
								1,560	1,566	1.29
Health Care Providers & Services
ADB Acquiror, Inc	3M	S +	8.03%	12.35%	5/12/2028		5,190	5,088	5,105	4.20
ADB Acquiror, Inc (Delayed Draw) (6)	3M	S +	8.03%	12.35%	5/12/2028		1,545	62	66	0.06
ADB Acquiror, Inc (Revolver) (6) (9)	3M	S +	8.03%	12.35%	5/12/2028		455	173	174	0.14
	3M	P +	6.88%	14.38%
MM Proton I, LLC	1M	S +	6.75%	11.30%	5/29/2029		6,603	6,515	6,562	5.40
Pharmacy Partners Acquisition, LLC	3M	S +	6.50%	11.01%	2/28/2029		1,006	993	1,002	0.82
Pharmacy Partners Acquisition, LLC (Revolver) (6)	3M	S +	6.50%	11.01%	2/28/2029		202	(3)	(1)	—
								12,828	12,908	10.62
Hotels, Restaurants & Leisure
Regisa DC, S.A. (Spain) (7)	3M	E +	5.75%	8.68%	11/14/2030	EUR	441	450	444	0.37
								450	444	0.37
Household Products
Bluesun Consumer Brands, S.L. (Spain) (7)	3M	E +	5.75%	8.43%	2/28/2030	EUR	3,111	3,285	3,182	2.62
								3,285	3,182	2.62
Human Resource & Employment Services
Pryor Learning, LLC	1M	S +	6.85%	11.21%	2/28/2028		1,791	1,764	1,774	1.46
Pryor Learning, LLC (Revolver) (6)	1M	S +	6.85%	11.21%	2/28/2028		203	(3)	(2)	—
								1,761	1,772	1.46
IT Consulting & Other Services
Kopius Holdings (8)	3M	S +	6.26%	10.73%	12/3/2026		2,359	2,344	2,347	1.93
								2,344	2,347	1.93
IT Services
Penncomp LLC	1M	S +	6.35%	10.71%	10/17/2028		3,681	3,610	3,660	3.01
Penncomp LLC (Delayed Draw) (6)	1M	S +	6.35%	10.71%	10/17/2028		1,180	883	892	0.73
Penncomp LLC (Revolver) (6)	1M	S +	6.35%	10.71%	10/17/2028		148	(3)	(1)	—
								4,490	4,551	3.74
Media
AOM Intermediate Holdco, LLC	3M	S +	6.65%	10.98%	8/22/2028		3,290	3,225	3,238	2.66
AOM Intermediate Holdco, LLC (Revolver) (6) (9)	3M	S +	6.65%	10.97%	8/22/2028		258	64	65	0.05
				10.98%
AS1 Sports Bidco Limited (United Kingdom) (7)	3M	E +	6.00%	8.68%	9/26/2030	EUR	366	398	371	0.31
AS1 Sports Bidco Limited (Revolver) (United Kingdom) (6) (7)	3M	E +	6.00%	8.68%	9/26/2030	EUR	63	(2)	(2)	—
TG Studios US, LLC	3M	S +	7.90%	12.23%	4/6/2029		5,000	4,887	4,945	4.07
								8,572	8,617	7.09

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

Investments(1)(11)	Reference Rate and Spread (2)			Interest Rate(2)	Maturity Date	Par Amount/Units		Cost(3)	Fair Value	% of Net Assets
Paper & Forest Products
Hoffmaster Group, Inc.	1M	S +	6.25%	10.82%	2/24/2028		5,167	$5,080	$5,101	4.20
								5,080	5,101	4.20
Professional Services
Efficio Holdco Limited (United Kingdom) (7)	3M	E +	6.00%	8.68%	7/31/2031	EUR	79	83	80	0.07
Efficio Holdco Limited (United Kingdom) (7)	1M	S +	6.00%	10.31%	7/31/2031		386	376	378	0.31
HH Global Finance LTD (8)	6M	S +	6.18%	10.61%	2/25/2027		3,000	2,971	2,982	2.45
Prestige Employee Administrators, LLC (8)	1M	S +	6.10%	10.46%	12/31/2025		2,993	2,978	2,992	2.46
Studio Bidco B.V. (Netherlands) (7)	3M	E +	6.25%	8.97%	4/24/2031	EUR	326	340	330	0.27
Studio Bidco B.V. (Delayed Draw) (Netherlands) (6) (7)	3M	E +	6.25%	8.97%	4/24/2031	EUR	122	(2)	(3)	—
Tetris Bidco Limited (United Kingdom) (7)	3M	SN +	6.75%	11.45%	10/24/2029	GBP	1,974	2,344	2,433	2.00
Tetris Bidco Limited (United Kingdom) (7)	1M	SN +	6.75%	11.45%	10/24/2029	GBP	71	90	88	0.07
Tetris Bidco Limited (Revolver) (United Kingdom) (6) (7)	3M	SN +	6.75%	11.45%	10/24/2029	GBP	263	(8)	(5)	—
								9,172	9,275	7.63
Software
CF Newco, Inc.	3M	S +	6.25%	10.68%	12/10/2029		5,571	5,434	5,434	4.47
CF Newco, Inc. (Revolver) (6) (9)	3M	S +	6.25%	10.68%	12/10/2029		429	289	289	0.24
				10.58%
Knowledge Support Systems, Inc. (8)	3M	S +	7.00%	11.83%	11/17/2029		1,655	1,623	1,631	1.34
								7,346	7,354	6.05
Trading Companies & Distributors
CPIG Holdco Inc.	3M	S +	7.10%	11.69%	4/28/2028		4,489	4,394	4,437	3.65
Entertainment Earth, LLC (8)	3M	S +	8.65%	12.98% (incl. 7.50 % PIK)	7/22/2027		2,922	2,890	2,715	2.23
								7,284	7,152	5.88
Total First Lien Debt								$209,254	$209,214	172.07%
Total Investments—non-affiliated								$209,254	$209,214	172.07%
Cash Equivalents
PGIM Core Ultra Short Bond Fund (10)							19	$19	$19	0.01%
Cash Equivalents								$19	$19	0.01%
Total Portfolio Investments and Cash Equivalents								$209,273	$209,233	172.08%

(1)
Unless otherwise indicated, issuers of debt investments held by the Company are denominated in USD. All debt investments are income producing unless otherwise indicated.
(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”), EuroInterbank Offered Rate (“EURIBOR” or “E”), Australian Bank Bill Swap Rate (“BBSW” or “B”), Sterling Overnight Index Average (“SONIA or SN”), or an alternate base rate (commonly based on the U.S. Prime Rate (“P”), which generally resets periodically. For each loan, the Company has indicated the reference rate used (including any adjustments per the loan agreements), and provided the spread and interest rate in effect as of December 31, 2024.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

(3)
The cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)
Unless otherwise indicated, issuers of debt held by the Company are domiciled in the United States.
(5)
All investments are valued using unobservable inputs (Level 3), unless otherwise noted (see “Note 2. Accounting Policies” and “Note 5. Fair Value Measurements”).
(6)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value result from unamortized fees, which are capitalized to the investment cost. See below for more information on the Company’s unfunded commitments:

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

Investments—non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Unfunded Commitment Fair Value
ADB Acquiror, Inc	Delayed Draw Term Loan	5/12/2028	$1,454	$(24)
ADB Acquiror, Inc	Revolver	5/12/2028	273	(4)
AgroFresh, Inc.	Revolver	3/31/2028	28	(1)
Airedale Newco Limited	Revolver	12/21/2028	994	(22)
AOM Intermediate Holdco, LLC	Revolver	8/22/2028	189	(3)
APS Acquisition Holdings, LLC	Delayed Draw Term Loan	7/11/2029	944	(13)
APS Acquisition Holdings, LLC	Revolver	7/11/2029	472	(6)
Aptive Environmental, LLC	Revolver	10/1/2030	554	(12)
AS1 Sports Bidco Limited	Revolver	9/26/2030	70	(2)
Capital Construction, LLC	Revolver	10/22/2026	222	(2)
CF Newco, Inc.	Revolver	12/10/2029	129	(3)
CI(MG) Intermediate, LLC	Delayed Draw Term Loan	3/24/2028	456	(9)
CI(MG) Intermediate, LLC	Delayed Draw Term Loan	3/24/2028	70	(1)
CI(MG) Intermediate, LLC	Revolver	3/24/2028	377	(8)
Close The Loop Group USA, Inc.	Revolver	12/26/2029	589	(3)
Delaware Valley Floral Group LLC	Revolver	8/24/2028	327	(4)
Eureka Entertainment, LLC	Revolver	12/20/2027	166	(1)
HEF Safety Ultimate Holdings, LLC	Delayed Draw Term Loan	11/19/2029	563	(2)
HEF Safety Ultimate Holdings, LLC	Revolver	11/19/2029	157	(1)
Johns-Byrne LLC	Delayed Draw Term Loan	8/31/2029	267	(3)
Johns-Byrne LLC	Revolver	8/31/2029	134	(2)
Legend Buyer, Inc.	Revolver	1/19/2029	214	(3)
Medical Device Inc.	Revolver	7/11/2029	202	(3)
Nationwide Acquisition, LLC	Delayed Draw Term Loan	10/1/2029	2,234	(21)
Nationwide Acquisition, LLC	Revolver	10/1/2029	1,576	(30)
Nayak Aircraft Services Holdings GmbH	Delayed Draw Term Loan	1/16/2030	954	(20)
NPPI Buyer, LLC	Delayed Draw Term Loan	8/20/2029	1,895	(18)
NPPI Buyer, LLC	Revolver	8/20/2029	1,263	(12)
Penncomp LLC	Delayed Draw Term Loan	10/17/2028	281	(2)
Penncomp LLC	Revolver	10/17/2028	148	(1)
Pharmacy Partners Acquisition, LLC	Revolver	2/28/2029	202	(1)
Pryor Learning, LLC	Revolver	2/28/2028	203	(2)
Sail Energy, LLC	Revolver	1/24/2028	381	(4)
Studio Bidco B.V.	Delayed Draw Term Loan	4/24/2031	130	(3)
Sun Orchard, LLC	Delayed Draw Term Loan	7/8/2028	3,448	(32)
Tetris Bidco Limited	Revolver	10/24/2029	321	(5)
Titan Home Improvement, LLC	Delayed Draw Term Loan	5/31/2030	593	(8)
Titan Home Improvement, LLC	Revolver	5/31/2030	520	(7)
TriplePoint Acquisition Holdings LLC	Delayed Draw Term Loan	5/31/2029	1,119	(11)
TriplePoint Acquisition Holdings LLC	Revolver	5/31/2029	622	(6)
We Work for Kids, LLC	Revolver	9/26/2029	905	(13)
			$25,646	$(328)

(7)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2024, non-qualifying assets represented 11.04% of the Company’s total assets as calculated in accordance with regulatory requirements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

(8)
Represents a loan that was purchased by the Company and transferred at fair value from the parent company of PGIM Strategic Investments, Inc. in March 2023.
(9)
The investment has multiple unique terms, so the loan principal is being subdivided and accordingly, interest is being accrued at differing interest rates as presented on the Schedule of Investments.
(10)
Cash equivalents balance represents an investment in a company affiliated with the Manager as of December 31, 2024.
(11)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of a portfolio company's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2024, all of the Company’s investments were non-controlled, non-affiliated.

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2024

(in thousands)

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Macquarie Bank Limited	USD 480	EUR 441	23-Nov-26	6
Nomura International plc	USD 94	GBP 73	30-Oct-26	3
Macquarie Bank Limited	USD 417	EUR 366	25-Sep-26	25
Macquarie Bank Limited	USD 88	EUR 79	31-Jul-26	4
Macquarie Bank Limited	USD 359	EUR 326	24-Apr-26	13
Macquarie Bank Limited	USD 3,482	EUR 3,111	27-Feb-26	184
Macquarie Bank Limited	GBP 266	USD 336	31-Dec-25	(4)
Macquarie Bank Limited	USD 6,601	GBP 5,180	31-Dec-25	130
Macquarie Bank Limited	USD 3,385	EUR 3,024	28-Nov-25	197
Macquarie Bank Limited	USD 434	GBP 344	22-May-25	4
Macquarie Bank Limited	AUD 12	USD 8	12-Feb-25	— (*)
Macquarie Bank Limited	USD 1,163	AUD 1,774	12-Feb-25	64
Macquarie Bank Limited	AUD 61	USD 40	12-Feb-25	(2)
Nomura International plc	USD 73	EUR 68	15-Jan-25	2
Nomura International plc	USD 173	GBP 135	15-Jan-25	4
Nomura International plc	USD 10	EUR 9	15-Jan-25	— (*)
Nomura International plc	USD 2	EUR 2	15-Jan-25	— (*)
Nomura International plc	USD 33	AUD 50	15-Jan-25	2
Nomura International plc	USD 8	EUR 8	15-Jan-25	— (*)
Nomura International plc	USD 77	EUR 72	15-Jan-25	2
Nomura International plc	USD 82	EUR 77	15-Jan-25	2
Nomura International plc	USD 76	GBP 59	15-Jan-25	2
Nomura International plc	USD 881	EUR 803	9-Jan-25	50
Nomura International plc	USD 3,564	EUR 3,246	9-Jan-25	202
Nomura International plc	USD 2,636	GBP 2,018	9-Jan-25	109
				$999

(*) Less than $500

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments

December 31, 2023

(in thousands)

Investments(1)(10)	Reference Rate and Spread	Interest Rate(2)	Maturity Date	Par Amount/ Units		Cost(3)	Fair Value	% of Net Assets
Investments—non-affiliated
First Lien Debt(4) (5)
Beverages
Suja Merger Sub, LLC (6)	1M S+ 5.60%	10.96%	8/23/2027		$2,978	$2,947	$2,961	2.77%
						2,947	2,961	2.77
Business Services
Eureka Entertainment, LLC	1M S+ 6.85%	12.21%	12/20/2027		2,128	2,090	2,097	1.97
Eureka Entertainment, LLC (Revolver) (7)	1M S+ 6.85%	12.21%	12/20/2027		319	77	78	0.07
						2,167	2,175	2.04
Chemicals
AgroFresh, Inc.	1M S+ 6.60%	11.96%	3/31/2029		5,165	5,029	5,048	4.73
AgroFresh, Inc.	1M E+ 7.25%	11.19%	3/31/2029	EUR	817	863	881	0.83
AgroFresh, Inc. (Delayed Draw)	1M S+ 6.60%	11.96%	3/31/2029		707	689	691	0.65
AgroFresh, Inc. (Revolver) (7)	1M S+ 6.60%	11.96%	3/31/2028		566	410	412	0.38
Airedale Newco Limited (8)	3M SN+ 6.25%	11.44%	12/22/2028	GBP	5,313	6,548	6,570	6.16
Airedale Newco Limited (Revolver) (7) (8)	3M SN+ 6.25%	11.44%	12/22/2028	GBP	781	(31)	(30)	(0.03)
Kandelium Group GmbH (8)	3M S+ 6.22%	11.59%	11/22/2030		1,926	1,870	1,870	1.75
Kandelium Group GmbH (8)	6M E+ 5.50%	9.55%	11/22/2030	EUR	3,024	3,196	3,240	3.04
Kandelium Group GmbH (Delayed Draw) (7) (8)	3M S+ 6.22%	11.59%	11/22/2030		1,284	(19)	(19)	(0.02)
						18,555	18,663	17.49
Commercial Services & Supplies
CI(MG) Intermediate, LLC	3M S+ 7.15%	12.53%	3/24/2028		2,053	1,993	1,993	1.87
CI(MG) Intermediate, LLC (Delayed Draw) (7)	3M S+ 7.15%	12.53%	3/24/2028		1,155	(34)	(34)	(0.03)
CI(MG) Intermediate, LLC (Revolver) (7)	3M S+ 7.15%	12.53%	3/24/2028		257	(7)	(7)	(0.01)
HEF Safety Ultimate Holdings, LLC	3M S+ 5.75%	11.10%	11/17/2029		2,066	2,015	2,015	1.89
HEF Safety Ultimate Holdings, LLC (Delayed Draw) (7)	3M S+ 5.75%	11.10%	11/17/2029		563	(7)	(7)	(0.01)
HEF Safety Ultimate Holdings, LLC (Revolver) (7)	3M S+ 5.75%	11.10%	11/17/2029		297	72	72	0.07
ZircoData Holdings Pty Ltd (6) (8)	3M B+ 7.25%	11.66%	5/3/2026	AUD	1,793	1,191	1,214	1.14
						5,223	5,246	4.92
Construction & Engineering
ADB Acquisition, LLC (6)	3M S+ 6.76%	12.11%	12/18/2025		2,767	2,733	2,696	2.53
ADB Acquisition, LLC	3M S+ 6.76%	12.14%	12/18/2025		520	509	507	0.47
Capital Construction, LLC	1M S+ 6.35%	11.69%	10/22/2026		925	909	912	0.85
Capital Construction, LLC (Delayed Draw)	1M S+ 6.35%	11.70%	10/22/2026		1,253	1,233	1,236	1.16
Capital Construction, LLC (Revolver) (7)	1M S+ 6.35%	11.69%	10/22/2026		222	19	19	0.02
Full Circle Fiber Operating LLC	6M S+ 7.25%	12.43%	12/16/2027		5,444	5,336	5,352	5.02
Safety Infrastructure Services Intermediate LLC	3M S+ 7.15%	12.50%	7/21/2028		2,168	2,124	2,133	2.00
Safety Infrastructure Services Intermediate LLC (Revolver) (7)	3M S+ 7.15%	12.50%	7/21/2028		455	82	83	0.08
						12,945	12,938	12.13
Containers & Packaging
Close The Loop Group USA, Inc.	3M S+ 6.90%	12.25%	10/26/2029		2,814	2,757	2,769	2.60
Close The Loop Group USA, Inc. (Delayed Draw) (7)	3M S+ 6.90%	12.25%	10/26/2029		358	(7)	(6)	(0.01)

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2023

(in thousands)

Investments(1)(10)	Reference Rate and Spread	Interest Rate(2)	Maturity Date	Par Amount/ Units	Cost(3)	Fair Value	% of Net Assets
Close The Loop Group USA, Inc. (Revolver) (7)	3M S+ 6.90%	12.25%	12/26/2029	589	(12)	(9)	(0.01)
Johns-Byrne LLC	3M S+ 6.25%	11.60%	8/31/2029	999	975	979	0.92
Johns-Byrne LLC (Delayed Draw) (7)	3M S+ 6.25%	11.60%	8/31/2029	267	(6)	(5)	(0.01)
Johns-Byrne LLC (Revolver) (7)	3M S+ 6.25%	11.60%	8/31/2029	134	(3)	(3)	—
Toledo AcquisitionCo Inc. (6)	3M S+ 6.65%	12.03%	8/21/2027	2,977	2,934	2,923	2.74
					6,638	6,648	6.23
Distributors
Delaware Valley Floral Group LLC	3M S+ 6.23%	11.57%	8/24/2028	606	593	596	0.56
Delaware Valley Floral Group LLC (Revolver) (7)	3M S+ 6.23%	11.57%	8/24/2028	327	(7)	(5)	(0.01)
					586	591	0.55
Electronic Equipment, Instruments & Components
Rochester Sensors, LLC	3M S+ 6.65%	12.00%	5/8/2028	6,694	6,548	6,575	6.16

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2023

(in thousands)

Investments(1)(10)	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Units		Cost(3)	Fair Value	% of Net Assets
Investments—non-affiliated (continued)
Rochester Sensors, LLC (Revolver) (7)	3M S+6.65%	12.00%	5/8/2028		545	$234	$236	0.22%
						6,782	6,811	6.38
Environmental & Facilities Services
Legend Buyer, Inc.	6M S+5.85%	11.03%	1/19/2029		1,123	1,099	1,104	1.03
Legend Buyer, Inc. (Revolver) (7)	6M S+5.85%	11.03%	1/19/2029		214	(4)	(4)	—
						1,095	1,100	1.03
Gas Utilities
Sail Energy, LLC	6M S+7.00%	12.18%	1/24/2028		1,161	1,142	1,146	1.07
Sail Energy, LLC (Delayed Draw)	6M S+7.00%	12.18%	1/24/2028		780	768	771	0.72
Sail Energy, LLC (Revolver) (7)	6M S+7.00%	12.18%	1/24/2028		381	(6)	(5)	—
						1,904	1,912	1.79
Health Care Equipment
Medical Device Inc.	3M S+6.60%	11.95%	7/11/2029		1,612	1,575	1,582	1.48
Medical Device Inc. (Revolver) (7)	3M S+6.60%	11.95%	7/11/2029		202	(5)	(4)	—
						1,570	1,578	1.48
Health Care Providers & Services
ADB Acquiror, Inc	3M S+7.65%	13.00%	5/12/2028		5,064	4,942	4,962	4.65
ADB Acquiror, Inc (Delayed Draw) (7)	3M S+7.65%	13.00%	5/12/2028		1,727	(41)	(35)	(0.03)
ADB Acquiror, Inc (Revolver) (7)	3M S+7.65%	13.00%	5/12/2028		455	(11)	(9)	(0.01)
						4,890	4,918	4.61
Human Resource & Employment Services
Pryor Learning, LLC	1M S+6.85%	12.21%	2/28/2028		1,886	1,851	1,857	1.74
Pryor Learning, LLC (Revolver) (7)	1M S+6.85%	12.21%	2/28/2028		203	(4)	(3)	—
						1,847	1,854	1.74
IT Consulting & Other Services
MajorKey Technologies Holdings LLC (6)	3M S+6.26%	11.64%	12/3/2026		2,820	2,793	2,792	2.62
						2,793	2,792	2.62
IT Services
Penncomp LLC	1M S+6.60%	11.96%	10/17/2028		3,718	3,633	3,633	3.40
Penncomp LLC (Delayed Draw) (7)	1M S+6.60%	11.96%	10/17/2028		1,183	(13)	(13)	(0.01)
Penncomp LLC (Revolver) (7)	1M S+6.60%	11.96%	10/17/2028		148	(3)	(3)	—
						3,617	3,617	3.39
Media
AOM Intermediate Holdco, LLC	3M S+6.90%	12.25%	8/22/2028		3,378	3,300	3,313	3.10
AOM Intermediate Holdco, LLC (Delayed Draw) (7)	3M S+6.90%	12.25%	8/22/2028		773	(18)	(15)	(0.01)
AOM Intermediate Holdco, LLC (Revolver) (7)	3M S+6.90%	12.25%	8/22/2028		258	(6)	(5)	—
Together Group Holdings PLC	3M S+7.90%	13.26%	4/6/2029		5,000	4,868	4,890	4.58%
Together Group Holdings PLC (Delayed Draw) (7)	3M S+7.90%	13.26%	4/6/2029		273	(7)	(6)	(0.01)
						8,137	8,177	7.66
Pharmaceuticals
Quest Products, LLC (6)	1M S+7.10%	12.46%	6/19/2025		1,434	1,424	1,426	1.34
						1,424	1,426	1.34
Professional Services
HH Global Finance LTD (6)	6M S+6.43%	11.82%	2/25/2027		3,000	2,959	2,968	2.78
Prestige Employee Administrators, LLC (6)	3M S+6.15%	11.50%	12/31/2025		3,082	3,052	3,073	2.88
Tetris Bidco Limited (8)	3M SN+ 6.75%	11.94%	10/24/2029	GBP	2,149	2,543	2,660	2.50

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2023

(in thousands)

Investments(1)(10)	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Units		Cost(3)	Fair Value	% of Net Assets
Tetris Bidco Limited (Revolver) (7) (8)	3M SN+ 6.75%	11.94%	10/24/2029	GBP	263	(9)	(9)	(0.01)
						8,545	8,692	8.15
Software
Knowledge Support Systems, Inc. (6)	3M S+7.00%	11.80%	11/17/2029		1,663	1,626	1,627	1.52
						1,626	1,627	1.52
Trading Companies & Distributors
Certified Power, Inc	3M S+7.10%	12.49%	4/28/2028		4,534	4,416	4,433	4.16
Entertainment Earth, LLC (6)	3M S+6.65%	12.00%	7/22/2027		2,924	2,881	2,860	2.68
						7,297	7,293	6.84
Total First Lien Debt						$100,588	$101,019	94.68%
Total Investments—non-affiliated						$100,588	$101,019	94.68%

Cash Equivalents
State Street Institutional Treasury Plus Money Market Fund (9)					14,052	14,052	14,052	13.17
Cash Equivalents						$14,052	$14,052	13.17%
Total Portfolio Investments and Cash Equivalents						$114,640	$115,071	107.85%

(1)
Unless otherwise indicated, issuers of debt investments held by the Company are denominated in USD dollars. All debt investments are income producing unless otherwise indicated.
(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”), EuroInterbank Offered Rate (“EURIBOR” or “E”) or Australian Bank Bill Swap Rate (“BBSW” or “B”), Sterling Overnight Index Average (“SONIA or SN”), which generally resets periodically. For each loan, the Company has indicated the reference rate used (including any adjustments per the loan agreements), and provided the spread and interest rate in effect as of December 31, 2023.
(3)
The cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)
Unless otherwise indicated, issuers of debt held by the Company are domiciled in the United States.
(5)
All investments valued using unobservable inputs (Level 3), unless otherwise noted (see “Note 2. Accounting Policies” and “Note 5. Fair Value Measurements”).
(6)
Represents a loan that was purchased by the Company and transferred at fair value from the parent company of PGIM Strategic Investments, Inc. in March 2023.
(7)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value result from unamortized fees, which are capitalized to the investment cost. See below for more information on the Company’s unfunded commitments:

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2023

(in thousands)

Investments—non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Unfunded Commitment Fair Value
ADB Acquiror, Inc	Delayed Draw Term Loan	5/12/2028	$1,727	$(35)
ADB Acquiror, Inc	Revolver	5/12/2028	455	(9)
AgroFresh, Inc.	Revolver	3/31/2028	141	(3)
Airedale Newco Limited	Revolver	12/21/2028	993	(30)
AOM Intermediate Holdco, LLC	Delayed Draw Term Loan	8/22/2028	773	(15)
AOM Intermediate Holdco, LLC	Revolver	8/22/2028	258	(5)
Capital Construction, LLC	Revolver	10/22/2026	200	(3)
CI(MG) Intermediate, LLC	Delayed Draw Term Loan	3/24/2028	1,155	(34)
CI(MG) Intermediate, LLC	Revolver	3/24/2028	257	(7)
Close The Loop Group USA, Inc.	Delayed Draw Term Loan	10/26/2029	358	(6)
Close The Loop Group USA, Inc.	Revolver	12/26/2029	589	(9)
Delaware Valley Floral Group LLC	Revolver	8/24/2028	327	(5)
Eureka Entertainment, LLC	Revolver	12/20/2027	236	(3)
HEF Safety Ultimate Holdings, LLC	Delayed Draw Term Loan	11/19/2029	563	(7)
HEF Safety Ultimate Holdings, LLC	Revolver	11/19/2029	218	(7)
Johns-Byrne LLC	Delayed Draw Term Loan	8/31/2029	267	(5)
Johns-Byrne LLC	Revolver	8/31/2029	134	(3)
Kandelium Group GmbH	Delayed Draw Term Loan	11/22/2030	1,284	(19)
Legend Buyer, Inc.	Revolver	1/19/2029	214	(4)
Medical Device Inc.	Revolver	7/11/2029	202	(4)
Penncomp LLC	Delayed Draw Term Loan	10/17/2028	1,183	(13)
Penncomp LLC	Revolver	10/17/2028	148	(3)
Pryor Learning, LLC	Revolver	2/28/2028	203	(3)
Rochester Sensors, LLC	Revolver	5/8/2028	300	(5)
Safety Infrastructure Services Intermediate LLC	Revolver	7/21/2028	363	(6)
Sail Energy, LLC	Revolver	1/24/2028	381	(5)
Tetris Bidco Limited	Revolver	10/24/2029	321	(9)
Together Group Holdings PLC	Delayed Draw Term Loan	4/6/2029	273	(6)
Total			$13,523	$(263)

(8)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2023, non-qualifying assets represented 12.94% of the Company’s total assets as calculated in accordance with regulatory requirements.
(9)
Cash equivalents balance represents amounts held in interest-bearing money market funds issued by State Street Institutional Treasury Plus Money Market Fund (Investor Class (SAEXX)), which had a 30-day yield of 5.22% as of December 31, 2023.
(10)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of a portfolio company's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2023, all of the Company's investments were non-controlled, non-affiliated.

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Schedule of Investments (continued)

December 31, 2023

(in thousands)

ADDITIONAL INFORMATION

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Macquarie Bank Limited	USD 6,771	GBP 5,313	31-Dec-25	$(24)
Macquarie Bank Limited	USD 3,385	EUR 3,024	28-Nov-25	(59)
Macquarie Bank Limited	USD 1,191	AUD 1,835	16-Feb-24	(63)
Macquarie Bank Limited	USD 2,696	GBP 2,193	16-Jan-24	(100)
Macquarie Bank Limited	USD 868	EUR 817	8-Jan-24	(36)
Macquarie Bank Limited	USD 8	EUR 7	8-Jan-24	— (*)
				$(282)

(*) Less than $500

The accompanying notes are an integral part of these financial statements.

PGIM Private Credit Fund

Notes to Financial Statements

(dollars in thousands, except share and per share amounts)

Note 1. Organization

PGIM Private Credit Fund (the “Company,” “we,” “us” or “our”) is a Delaware statutory trust formed on March 21, 2022 and commenced operations on December 13, 2022. The Company currently invests and intends to continue investing primarily in privately placed floating rate leveraged (below investment grade) debt, including, but not limited to, senior secured, first lien, debt issuances in middle market companies primarily in the United States as well as up to 30% of its total assets in investments in other countries (primarily Canada, Europe, Australia and Latin America). The Company currently is majority-owned by Pruco Life Insurance Company, which is a wholly owned subsidiary of the Prudential Insurance Company of America (“PICA”), an affiliate of the Company and PGIM Investments LLC (“PGIM Investments,” or the “Manager” or the “Valuation Designee”). PICA is a direct wholly owned subsidiary of Prudential Financial, Inc. (“Prudential”). The Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), effective May 5, 2023. The Company also elected to be treated, and intends to qualify each taxable year, as a regulated investment company (“RIC”) for U.S. federal income tax purposes as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment objective is to seek to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, the Company intends to invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. The Company considers private credit investments to include loans, bonds and other credit instruments that are issued in private offerings or issued by private companies. Under normal circumstances, it is expected that the Company will primarily be invested in privately originated and privately negotiated direct lending investments to U.S. middle market companies through

(i) first lien senior secured loans (including club deals by a small group of investment firms), and (ii) with not more than 20% of total invested capital in senior secured second and third lien loans, and unsecured loans.

During the reporting period, the Company adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Company’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. PGIM Investments acts as the Company’s chief operating decision maker (“CODM”). The CODM has determined that the Company has a single operating segment as the CODM monitors the operating results of the Company as a whole and the Company’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Company’s sub-advisor.

The CODM allocates resources and assesses performance based on the operating results of the Company, which is consistent with the results presented in the Company’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Note 2. Accounting Policies

Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States (“U.S.GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X.

The Company follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Company to make certain estimates and assumptions that may affect the amounts reported on the financial statements and accompanying notes. These financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results could differ from those estimates and assumptions included on the financial statements.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. The Company’s deposits are held at financial institutions with high credit-quality to minimize credit risk exposure. Cash equivalents consist of other highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents, other than open-end mutual funds, are carried at cost, which approximates fair value. The Company may invest in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Investments

The Company values its investments in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. The Company is required to report its investments for which current market values are not readily available at fair value. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market for these investments existed, and these differences could be material. See “Note 5. Fair Value Measurements.”

The Company’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Valuation Designee. Pursuant to the Board’s delegation, the Valuation Designee has established a valuation committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Company to utilize independent valuation advisor services.

The Valuation Designee will use reliable market quotations to value the Company’s investments when such market quotations are readily available. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Valuation Designee. Market quotations may be deemed not to represent fair value in certain circumstances where the Valuation Designee reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security.

If and when market quotations are deemed not to represent fair value, the Company typically utilizes independent third party valuation firms to assist in determining fair value. Accordingly, such investments go through a multi-step valuation process as described below. The Valuation Designee engages one or more independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Valuation Designee, subject to oversight by the Board, has approved a multi-step valuation process each month, as described below:

•
Valuation process begins with each portfolio company or investment being initially valued at cost. For Level 3 investments, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.
•
The Valuation Designee discusses valuations and determines in good faith the fair value of each investment in the portfolio based in part on information from an independent valuation firm that is provided on a monthly basis in conjunction with the determination of the Net Asset Value (“NAV”) per share each month.
•
Valuation conclusions are discussed with and documented by the Valuation Designee, including whether a significant observable change has occurred since the most recent month-end with respect to an investment that requires an adjustment from the most recent monthly valuation.
•
The Board reviews valuations approved by the Valuation Designee at least quarterly.

As part of the Company’s valuation process, the Valuation Designee will take into account relevant factors in determining the fair value of the Company’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The determinations of fair value may differ materially from the values that would have been used if a readily available market for these non-traded securities existed. Due to this uncertainty, fair value determinations may cause NAV on a given date to materially differ from the value that may ultimately realize upon the sale of one or more of the investments.

The Board reviews the valuations of portfolio investments quarterly and, no less frequently than annually, the adequacy of policies and procedures regarding valuations and the effectiveness of their implementation.

Foreign Currency Translation

The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Company are presented at the foreign exchange rates and market values at the close of the period, the Company does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Company does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Company does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Foreign Currency Transactions

Based on market conditions, the Company enters into foreign currency forward contracts (“forward contracts”) as a hedge against fluctuations in future foreign currency exchange rates. The Company may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Company is not required to hedge its currency exposure, if any, and may choose not to do so. The Company generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of transactions that otherwise might require untimely dispositions of Company investments.

The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Company’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements

The Company is subject to various master agreements, or netting arrangements, with select counterparties. These are agreements which PGIM, Inc. (“PGIM” or the “Subadviser”) an indirect, wholly-owned subsidiary of Prudential, may have negotiated and entered into on behalf of the Company. A master netting arrangement between the Company and the counterparty permits the Company to offset amounts payable by the Company to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Company to cover the Company’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with certain counterparties that govern over-the-counter (“OTC”) derivative and foreign exchange contracts entered into from time to time. The ISDA Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreements, collateral posted to the Company is held in a segregated account by the Company’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Company is segregated by the Company’s custodian and identified in the Schedule of Investments, if any. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Company and the applicable counterparty. Collateral requirements are determined based on the Company’s net position with each counterparty. Termination events applicable to the Company may occur upon a decline in the Company’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Company’s counterparties to elect early termination could impact the Company’s future derivative activity.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that investment. Realized gains and losses are based on the specific identification method.

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including original issue discount and upfront structuring fees (i.e., origination fees) received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company recorded $17,680, $8,558 and $45 (dollar amounts in thousands), respectively, in interest income.

PIK Income

The Company has loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Company’s statement of operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash. For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company recorded $71, $0 and $0 (dollar amounts in thousands), respectively, in PIK interest income.

Dividend Income

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly- traded portfolio companies. For the years ended December 31,

2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022 the Company recorded $182, $1,299 and $0 (dollar amounts in thousands), respectively, in dividend income.

Fee Income

The Company may receive various fees in the ordinary course of business such as for consents, waivers and amendments, as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022 the Company recorded $243, $108 and $0 (dollar amounts in thousands), respectively, in fee income.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in the Subadviser’s judgment, are likely to remain current. The Subadviser may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Organizational and Offering Costs

The Manager has agreed to pay the Company’s organizational and offering expenses relating to the initial sale of common shares of beneficial interest, $0.001 par value per share (“Common Shares”), in the offering. The Company is not obligated to repay any such organizational and offering expenses paid by the Manager.

Deferred Debt Issuance Costs

Certain costs incurred in connection with the issuance of debt of the Company were capitalized and are being amortized on a straight-line basis over the estimated life of the respective instruments.

Income Taxes

The Company elected to be regulated as a BDC under the 1940 Act effective May 5, 2023. The Company also elected to be treated, and intends to qualify annually, as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the financial statements of the Company.

To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long- term capital losses and (ii) its net tax-exempt income (if any).

In addition, based on the federal excise tax distribution requirements applicable to RICs, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income or gain realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company and on which the Company paid corporate income tax is considered to have been distributed. The Company, at its discretion, may determine to carry forward taxable income or gain and pay the 4% excise tax on the amount by which it falls short of this calendar-year distribution requirement. If the Company chooses to do so, this generally will increase expenses and reduce the amount available to be distributed to shareholders. The Company will accrue excise tax on estimated undistributed taxable income and gain as required on an annual basis.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations, and interpretations thereof. The Company had no material uncertain tax positions as of December 31, 2024 or December 31, 2023.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the net asset value of that class in relation to the net asset value of the Company. Expenses that are specific to a class of shares are allocated to such class directly.

Distributions

To the extent that the Company has taxable income available, the Company intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on Company earnings, financial condition, maintenance of tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time.

Capital gains, if any, are distributed at least annually, although the Company may decide to retain all or some of those capital gains for investment and pay U.S. federal income tax at corporate rates on those retained amounts. If the Company chooses to do so, this generally will increase expenses and reduce the amount available to be distributed to shareholders.

The Company has adopted a distribution reinvestment plan, pursuant to which all cash dividends declared by the Board on behalf of shareholders who do not elect to receive their dividends in cash will be reinvested into additional Common Shares. As a result, if the Board authorizes, and the Company declares, cash dividend or other distribution, then shareholders who have not opted out of the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares.

Note 3. Fees, Expenses, Agreements and Related Party Transactions

PGIM Investments, an indirect, wholly-owned subsidiary of Prudential and a registered investment adviser, is the Company’s investment manager. The Manager has engaged PGIM, an indirect, wholly-owned subsidiary of Prudential, as the Company’s subadviser. PGIM provides day-to-day management of the Company’s portfolio primarily through PGIM Private Capital (“PPC”), its dedicated private credit asset management business unit and as of November 15, 2024, has engaged PGIM Fixed Income, the primary fixed income asset management unit of PGIM, to provide investment management services to the portion of the Company’s investments allocated to broadly syndicated loans. As of December 31, 2024, there are currently no assets in the Company managed by PGIM Fixed Income. The Manager is permitted to allocate portions of the Company’s portfolio to any of the business units within PGIM.

The Company and the Manager have entered into an amended and restated management agreement (the “Management Agreement”) pursuant to which the Manager is entitled to receive a base management fee and an incentive fee.

Management Fees

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. Prior to the Company’s election of BDC status, the management fee was contractually set to zero. Accordingly, no fee was accrued during that time. Following the Company’s election of BDC status, net assets for the first applicable calendar month were measured from the date that the Company first publicly sold shares to a person or entity other than the Manager or its affiliates. Effective December 13, 2024, the Manager contractually agreed to waive its management fee in its entirety through December 31, 2025 (the “Waiver Period”). The Manager previously contractually agreed to waive its management fee in its entirety through December 31, 2024. Following the Waiver Period, the Manager will receive a management fee calculated as described above.

For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company accrued management fees of $1,426, $485 and $0 (dollar amounts in thousands), respectively, all of which was subject to waiver by the Manager. As of December 31, 2024, 2023 and 2022, there were no management fees payable by the Company.

Incentive Fees

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income and a portion is based on a percentage of the Company’s realized capital gains.

Incentive Fee Based on Income

“Pre-Incentive Fee Net Investment Income Returns” represents either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the administration agreement, by and between the Company and State Street Bank and Trust Company, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company will pay the Manager an incentive fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% (5.0% annualized);
●
100% of the dollar amount of the Company’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”. The “catch-up” is meant to provide the Manager with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
●
12.5% of the dollar amount of the Company’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The Manager has contractually agreed to waive its incentive fee in its entirety for the Waiver Period. The Manager previously contractually agreed to waive its incentive fee in its entirety through December 31, 2024. Prior to the Company’s election of BDC status, the incentive fee was contractually set to zero. Accordingly, no fee was incurred during that time.

For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company accrued income based incentive fees of $1,153, $608 and $0 (dollar amounts in thousands), respectively, all of which were subject to waiver by the Manager. As of December 31, 2024, 2023 and 2022, there were no incentive fees payable by the Company.

For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company accrued capital gains incentive fees of $104, $0 and $0 (dollar amounts in thousands), respectively, all of which were subject to waiver by the Manager. As of December 31, 2024, 2023 and 2022, there were no capital gains incentive fees payable by the Company.

Sub-Advisory Fee

Pursuant to the second amended and restated subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”), the Manager pays a portion of the management fee and incentive fee it receives from the Company to the Subadviser. No advisory fees are paid by the Company directly to the Subadviser.

The PPC will receive an annual subadvisory fee, payable monthly in arrears by the Manager at an annual rate of 1.00% of the value of the Company’s net assets within the direct lending portion of the portfolio managed by the PPC as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as the date that the Company first publicly sells shares to a person or entity other than the Manager or its affiliates. In addition, the Manager will pay the PPC a fee in the amount of 75% of the incentive fee received by the Manager from the Company pursuant to the Management Agreement.

PGIM Fixed Income will receive an annual subadvisory fee, payable monthly in arrears by the Manager at an annual rate of 0.42% of the value of the Company’s net assets within the broadly syndicated loan portion of the portfolio managed by the PGIM Fixed Income as of the beginning of the first calendar day of the applicable month. For the first calendar month, net assets will be measured as of the date that the Company first publicly sells shares to a person or entity other than the Manager or its affiliates. For the avoidance of doubt, no incentive fee shall be paid by the Manager to PGIM Fixed Income. As of December 31, 2024, there are currently no assets in the Company managed by PGIM Fixed Income.

During the Waiver Period, the Company will not bear the cost of the management fee, incentive fee or subadvisory fee. Accordingly, no subadvisory fee was payable by the Manager to the Subadviser. For the years ended December 31, 2024 and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of the Manager, is responsible for managing the assets of the Company in accordance with the Company’s investment objective, investment program, and policies. The Subadviser determines what private credit and other instruments are purchased and sold for the Company and is responsible for obtaining and evaluating financial data relevant to the Company. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser’s performance of such services.

Intermediary Manager Agreement

The Company entered into an amended and restated intermediary manager agreement with Prudential Investment Management Services, LLC (the “Intermediary Manager” or “PIMS”), an affiliate of the Manager, who will be principal underwriter and distributor of the Company’s Common Shares. The Intermediary Manager will be entitled to receive shareholder servicing and/or distribution fees with respect to the Class S and Class D Shares on an annualized basis as a percentage of the NAV for such class, subject to the inception of each class. The shareholder servicing and/or distribution fees will be paid monthly in arrears at an annual rate of 0.85% and 0.25% for Class S and D respectively, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I. For the years ended December 31, 2024 and 2023, the Company accrued servicing and/or distribution fees of less than $500 which were attributable to Class S and Class D Shares, respectively. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company did not accrue servicing and/or distribution fees.

Plan Administrator

Prudential Mutual Company Services LLC (“PMFS” or the “Plan Administrator”) serves as the transfer and dividend disbursing agent of the Company. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. PMFS is an affiliate of the Manager.

SS&C GIDS, Inc., a corporation organized in the state of Delaware serves as the sub-transfer agent of the Company.

For the year ended December 31, 2024, the Company accrued transfer agent’s fees and expenses of $77, $49 and $97 (dollar amounts in thousands), for Class I, Class S and Class D Shares, respectively. For the year ended December 31, 2023, the Company accrued transfer agent’s fees and expenses of $105, $28 and $28 (dollar amounts in thousands), for Class I, Class S and Class D Shares, respectively. For the period from December 13, 2022 (commencement of operations) through December 31, 2022, the Company did not accrue any transfer agent’s fees and expenses for Class I Shares. As of December 31, 2024, December 31, 2023, and for the period from December 13, 2022 (commencement of operations) through December 31, 2022, there were $20, $16 and $0 (dollar amounts in thousands), respectively, of transfer agent’s fees payable by the Company.

Expense Limitation and Reimbursement Agreement

Pursuant to an expense limitation and reimbursement agreement by and among the Company and the Manager, for three years from May 5, 2023, the effective date of the Company’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Company so that the Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Company has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” includes all expenses incurred in the business of the Company, including organizational and offering costs (excluding the organizational and offering expenses relating to the initial sale of Class S, Class D and Class I Common Shares), with the following exceptions: (i) the management fee, (ii) the incentive fee, (iii) the shareholder servicing and/or distribution fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Company), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Manager). Prior to the Company’s election of BDC status, the Manager agreed to voluntarily enact the above-described expense limitation. Accordingly, such expense reimbursement is reflected on the Statements of Operations. For the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of operations) through December 31, 2022. Certain other expenses may be paid by the Manager, subject to the Manager's sole discretion. The Company will not be required to repay such amounts to the Manager.

The following table represents a summary of Expense Payments and the related Reimbursement Payments since the Company’s commencement of operations (dollar amounts in thousands):

For the Quarters Ended	Expense Payments by Manager	Reimbursement Payments to Manager	Unreimbursed Expense Payments	Effective Rate of Distribution per Common Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)
December 31, 2022	$89	$—	$89	—%	December 31, 2025	0.78%
March 31, 2023	78	—	78	—%	March 31, 2026	0.19%
June 30, 2023	285	—	285	—%	June 30, 2026	0.37%
September 30, 2023	1,029	—	1,029	—%	September 30, 2026	1.01%
December 31, 2023	1,227	—	1,227	10.94%	December 31, 2026	1.33%
March 31, 2024	795	—	795	10.90%	March 31, 2027	0.81%
June 30, 2024	953	—	953	10.85%	June 30, 2027	0.96%
September 30, 2024	511	—	511	14.18%	September 30, 2027	0.56%
December 31, 2024	680	—	680	12.96%	December 31, 2027	0.68%
	$5,647	$—	$5,647

(1)
The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Company’s gross offering price per share as of each quarter ended.
(2)
The operating expense ratio is calculated by dividing the quarterly operating expenses, less organizational and offering expenses, shareholder servicing and/or distribution fee, base management fee and incentive fees owed to the Manager, and interest expense, by the Company’s net assets as of each quarter end.

PGIM Investments, PGIM, PIMS, and PMFS are indirect, wholly-owned subsidiaries of Prudential.

Investment Transactions with Affiliates

The Company’s existing investments were acquired with proceeds from purchases of the Company’s Class I Shares by PGIM Strategic Investments, Inc. Select investments, as footnoted in the Schedule of Investments, were purchased from the parent company of PGIM Strategic Investments, Inc. while the Company operated as a private fund. All other existing investments were originated with the portfolio company. For the investments purchased, the Company engaged an independent third-party valuation firm to assist in determining the fair value of these investments in accordance with the Company’s valuation procedures. For more information regarding the Company’s valuation procedures see “Note 2. Accounting Policies.” Investments were purchased from the parent company of PGIM Strategic Investments, Inc. on the below dates with aggregate fair values as follows:

Date	Fair Value (in thousands)
March 13, 2023	22,206
March 28, 2023	1,622
March 31, 2023	1,843

Effective June 14, 2024, the Company changed its overnight cash sweep vehicle from an unaffiliated money market fund to the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Dividend income from affiliated investments.”

Co-Investment Relief

The Company has received exemptive relief that allows the Company to co-invest in certain transactions with certain affiliates of the Manager. The relief permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Manager and certain funds managed and controlled by the Manager and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board has established criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more other public or private PGIM funds and managed accounts that target similar assets. If an investment falls within the Board Criteria, PGIM must offer an opportunity for the Company to participate. The Company may participate or may not participate, depending on whether PGIM determines that the investment is appropriate for the Company (e.g., based on investment strategy). If PGIM determines that such investment is not appropriate for us, the investment will not be allocated to us, but PGIM will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly Board meeting.

Note 4. Investments

As of December 31, 2024 and December 31, 2023, the composition of the Company’s investment portfolio at cost and fair value was as follows (dollar amounts in thousands):

	December 31, 2024
	Cost	Fair Value	Percentage of Total Investments at Fair Value
First Lien Debt	$209,254	$209,214	100.00%
Total	$209,254	$209,214	100.00%

	December 31, 2023
	Cost	Fair Value	Percentage of Total Investments at Fair Value
First Lien Debt	$100,588	$101,019	100.00%
Total	$100,588	$101,019	100.00%

As of December 31, 2024 and December 31, 2023, the industry composition of investments at fair value was as follows:

	December 31, 2024	December 31, 2023
Chemicals	9.07%	18.48%
Construction & Engineering	8.26%	12.81%
Commercial Services & Supplies	8.04%	5.19%
Diversified Consumer Services	7.94%	—%
Containers & Packaging	7.32%	6.58%
Building Products	7.13%	—%
Food Products	6.81%	—%
Health Care Providers & Services	6.17%	4.87%
Professional Services	4.43%	8.61%
Beverages	4.23%	2.93%
Media	4.12%	8.10%
Software	3.52%	1.61%
Trading Companies & Distributors	3.42%	7.22%
Electronic Equipment, Instruments & Components	3.37%	6.74%
Auto Components	2.82%	—%
Paper & Forest Products	2.44%	—%
IT Services	2.18%	3.58%
Aerospace & Defense	1.56%	—%
Household Products	1.52%	—%
IT Consulting & Other Services	1.12%	2.76%
Business Services	1.07%	2.15%
Gas Utilities	0.89%	1.89%
Human Resource & Employment Services	0.85%	1.84%
Health Care Equipment	0.75%	1.56%
Environmental & Facilities Services	0.52%	1.09%
Distributors	0.24%	0.58%
Hotels, Restaurants & Leisure	0.21%	—%
Pharmaceuticals	—%	1.41%
Total	100.00%	100.00%

As of December 31, 2024 and December 31, 2023, the geographic composition of investments at cost and fair value was as follows (dollar amounts in thousands):

	December 31, 2024
Country	Cost	Fair Value	% of Total Investment at Fair Value
United States	$184,675	$185,168	88.51%
United Kingdom	9,618	9,601	4.59%
France	6,332	6,201	2.96%
Spain	3,735	3,626	1.73%
Germany	3,442	3,267	1.56%
Australia	1,114	1,024	0.49%
Netherlands	338	327	0.16%
Total	$209,254	$209,214	100.00%

	December 31, 2023
Country	Cost	Fair Value	% of Total Investment at Fair Value
United States	$85,299	$85,523	84.66%
United Kingdom	9,051	9,191	9.10%
Australia	1,191	1,214	1.20%
France	5,047	5,091	5.04%
Total	$100,588	$101,019	100.00%

As of December 31, 2024 and 2023, no loans in the portfolio were on non-accrual status.

As of December 31, 2024 and 2023, on a fair value basis, all performing debt investments bore interest at a floating rate.

Note 5. Fair Value Measurements

The Company holds securities and other assets and liabilities that are fair valued on a monthly basis. The Company’s investments are valued monthly based on a number of factors, such as the type of investment.

Various inputs determine how the Company’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed below and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement and Disclosures. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

Such inputs are summarized in the three broad levels listed below.

•
Level 1—unadjusted quoted prices generally in active markets for identical securities.
•
Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
•
Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The Company’s private credit investments’ fair valuations are classified as Level 3 in the fair value hierarchy. Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. When an enterprise value analysis or asset collateral analysis indicates there is sufficient coverage through the subject debt security, an income approach with a yield analysis is generally considered the most appropriate method to estimate fair value. In performing a yield analysis, the annual cash flows that a subject security is expected to generate over its remaining estimated holding period are first estimated. Projected cash flows are then converted to their present value equivalent utilizing a rate of return commensurate with the risk of achieving the cash flows, which results at an estimate of fair value. The discount rate can be derived considering the rate of return implied by the original transaction, adjusted for changes in both market spreads and credit-specific factors. Consistent with industry practices, the income approach incorporates subjective judgments regarding the capitalization or discount rate and projections of future cash flows.

Newly acquired private credit investments may initially be valued at cost. Each private credit investment will then be valued monthly by an independent valuation advisor utilizing the methodology described above.

Investments in open-end funds (other than exchange-traded funds) are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

The following is a summary of the inputs used as of December 31, 2024 and December 31, 2023 in valuing such financial instruments (dollar amounts in thousands):

	December 31, 2024
Assets	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$209,214	$209,214
Cash Equivalents	19	—	—	19
Total	$19	$—	$209,214	$209,233
Unrealized appreciation (depreciation) on OTC forward foreign currency exchange contracts*	$—	$999	$—	$999

	December 31, 2023
Assets	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$101,019	$101,019
Cash Equivalents	14,052	—	—	14,052
Total	$14,052	$—	$101,019	$115,071
Unrealized appreciation (depreciation) on OTC forward foreign currency exchange contracts*	$—	$(282)	$—	$(282)

* Represents derivative instruments not reflected in the Schedule of Investments, which are recorded at the unrealized appreciation (depreciation) on the instrument.

The following table presents the change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value (dollar amounts in thousands):

First Lien Debt - Total Investments
Year Ended December 31, 2024
Fair value, beginning of period	$101,019
Purchases of investments	117,255
Proceeds from principal repayments	(9,477)
Payment-in-kind interest	71
Accretion of discount/amortization of premium	803
Net realized gain (loss)	14
Net change in unrealized appreciation (depreciation)	(471)
Fair value, end of period	$209,214
Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2024	$(471)

First Lien Debt - Total Investments
Year Ended December 31, 2023
Fair value, beginning of period	$8,486
Purchases of investments	98,912
Proceeds from principal repayments	(7,331)
Accretion of discount/amortization of premium	519
Net realized gain (loss)	2
Net change in unrealized appreciation (depreciation)	431
Fair value, end of period	$101,019
Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2023	$431

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value (dollar amounts in thousands).

	Fair Value as of December 31, 2024(1)	Valuation Approach Methodology	Unobservable Input(s)	Range (Weighted Average)*	Directional Impact on Fair Value from Input Increase**
Assets:
First Lien Debt	$171,709	Income/Discounted Cash Flow	Discount Rate	8.48% - 17.21% (11.25%)	Decrease

* Represents the weighted average of each significant unobservable input range at the investment level by fair value.

** Represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

(1)
As of December 31, 2024, included within the fair value of Level 3 assets of $209,214 is an amount of $37,505 for which the Manager did not develop the unobservable inputs (examples include recent transaction prices).

	Fair Value as of December 31, 2023(1)	Valuation Approach Methodology	Unobservable Input(s)	Range (Weighted Average)*	Directional Impact on Fair Value from Input Increase**
Assets:
First Lien Debt	$79,088	Income/Discounted Cash Flow	Discount Rate	10.31% - 13.89% (12.03%)	Decrease

* Represents the weighted average of each significant unobservable input range at the investment level by fair value.

** Represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

(1)
As of December 31, 2023, included within the fair value of Level 3 assets of $101,019 is an amount of $21,931 for which the Manager did not develop the unobservable inputs (examples include recent transaction prices).

The Company invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. See “Note 2. Accounting Policies” for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Company’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations is presented in the summary below.

Fair value of derivative instruments as of December 31, 2024 as presented in the Statements of Assets and Liabilities (dollar amounts in thousands):

Asset Derivatives			Liability Derivatives
Derivative not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contract	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,006	Unrealized depreciation on OTC forward foreign currency exchange contracts	$7

Fair value of derivative instruments as of December 31, 2023 as presented in the Statements of Assets and Liabilities (dollar amounts in thousands):

Asset Derivatives			Liability Derivatives
Derivative not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contract	Unrealized appreciation on OTC forward foreign currency exchange contracts	$—	Unrealized depreciation on OTC forward foreign currency exchange contracts	$282

The effects of derivative instruments on the Statements of Operations for the years ended December 31, 2024 and December 31, 2023, are as follows (dollar amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Foreign currency exchange contract Year Ended December 31,
	2024	2023
Foreign exchange contracts	$(141)	$61
Total	$(141)	$61

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Foreign currency exchange contract Year Ended December 31,
	2024	2023
Foreign exchange contracts	$1,281	$(282)
Total	$1,281	$(282)

For the years ended December 31, 2024 and December 31, 2023, the Company’s average volume of derivative activities is as follows (dollar amounts in thousands):

	Average Volume of Derivative Activities* Year Ended
Derivative Contract Type	December 31, 2024	December 31, 2023
Forward Foreign Currency Exchange Contracts - Sold (1)	21,450	4274
Forward Foreign Currency Exchange Contracts - Purchased (1)	81	—

* Average volume is based on average quarter end balance as noted for the years ended December 31, 2024 and December 31, 2023.

(1)
Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements

The Company invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities as of December 31, 2024 (dollar amounts in thousands):

Counterparty Assets	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Macquarie Bank Limited	$626	$(7)	$619	$—	$619
Nomura International plc	380	—	380	—	380
	$1,006	$(7)	$999	$—	$999

(1)
Includes unrealized appreciation/(depreciation) on forwards as represented on the Statement of Assets and Liabilities.
(2)
Collateral amount disclosed by the Company is limited to the Company’s OTC derivative exposure by counterparty.

Offsetting of OTC derivative assets and liabilities as of December 31, 2023 (dollar amounts in thousands):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Macquarie Bank Limited	$—	$(282)	$(282)	$—	$(282)
	$—	$(282)	$(282)	$—	$(282)

(1)
Includes unrealized appreciation/(depreciation) on forwards as represented on the Statement of Assets and Liabilities.
(2)
Collateral amount disclosed by the Company is limited to the Company’s OTC derivative exposure by counterparty.

Financial Instruments disclosed but not carried at fair value

The following tables present the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2024 and December 31, 2023, and the level of each financial liability within the fair value hierarchy (dollar amounts in thousands):

	December 31, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Revolving Credit Facility	$94,150	$94,150	$—	$—

	December 31, 2024	December 31, 2023
Level 1	$—	$—
Level 2	—	—
Level 3	94,150	—
Total debt	$94,150	$—

Note 6. Borrowings

On October 30, 2023, the Company, entered into a senior secured revolving credit facility (the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation. The Revolving Credit Facility is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The stated interest rate on the Revolving Credit Facility is determined pursuant to a formula-based calculation based on the gross borrowing base at the time, resulting in a stated interest rate, depending on the type of borrowing, of either (a) Term Secured Overnight Financing Rate plus a 10 basis point credit spread adjustment and an applicable margin equal to 2.125% per annum or 2.25% per annum, or (b) Alternate Base Rate plus a 10 basis point credit spread adjustment and an applicable margin equal to 1.125% per annum or 1.25% per annum in respect of USD borrowings and comparable rates in respect of non-USD borrowings.

The initial principal amount of the Revolving Credit Facility is $150 million. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $350 million. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the closing date of the Revolving Credit Facility. As of December 31, 2024 and December 31, 2023, the Company had an aggregate amount of $94.2 million and $0 of debt outstanding and the asset coverage ratio was 229.1% and 0%, respectively.

The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of Shares senior to the Common Shares if asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On

November 8, 2022, the Company’s sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, the Company will be required to make provisions to prohibit any dividend distribution to shareholders or the repurchase of such securities or Shares unless the Company meets the applicable asset coverage ratios at the time of the dividend distribution or repurchase. The Company also may be permitted to borrow amounts up to 5% of the value of the total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

The Company's debt obligations consisted of the following as of December 31, 2024 and December 31, 2023 (dollar amounts in thousands):

	December 31, 2024	December 31, 2023
Total Commitment	$150,000	$150,000
Amount Outstanding (1)	94,150	—
Unused Portion (2)	55,850	150,000
Amount Available (3)	52,607	65,881

(1)
Amount outstanding on the Statements of Assets and Liabilities are net of deferred financing costs.
(2)
The unused portion is the amount upon which commitment fees are based.
(3)
The amount available reflects any limitations related to the credit facility’s borrowing base.

The components of total interest expense were as follows (dollar amounts in thousands):

	For the Years Ended
	December 31, 2024	December 31, 2023
Borrowings interest expense	$2,492	$—
Facility unused fee	533	99
Amortization of financing costs and debt issuance costs	241	41
Total interest expense	$3,266	$140
Average debt borrowings	$34,949	$—
Average interest rates on borrowings	7.38%	—

Senior Securities

The following is information about the Company's senior securities as of the dates indicated in the below table (dollar amounts in thousands):

Class and Year	Total Amount Outstanding (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Revolving Credit Facility
December 31, 2024	$94,150	$2	—	N/A
December 31, 2023	—	—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. The asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission (“SEC”) expressly does not require this information to be disclosed for certain types of senior securities.
(4)
The Company’s senior securities are not registered for public trading.

Note 7. Commitments and Contingencies

The Company’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which requires the Company to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2024 and December 31, 2023, the Company had unfunded delayed draw term loans and revolvers in the aggregate principal amount of $25,646 and $13,523 (dollar amounts in thousands), respectively.

In the normal course of business, the Company may enter into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

From time to time, the Company may be involved in various claims and legal actions arising in the ordinary course of business. As of December 31, 2024, the Company was not involved in any material legal proceedings.

Note 8. Capital

The Company is offering on a continuous basis its Common Shares. The Company intends to offer any combination of three classes of Common Shares—Class I Shares, Class S Shares and Class D Shares—with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares will equal the Company’s NAV per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that PIMS will use its best efforts to sell Shares, but is not obligated to purchase or sell any specific amount of Shares in this offering.

In November 2023, PGIM Strategic Investments, Inc. transferred beneficial ownership of Class I Common Shares to the PICA. On December 23, 2024, PICA transferred beneficial ownership of Class I Common Shares to Pruco Life Insurance Company for no consideration.

As of December 31, 2024, the Company has 4,876,977, 464 and 468 of Class I, Class S and Class D Shares issued and outstanding, respectively, all of which is 98.95% owned by Pruco Life Insurance Company.

The following table summarizes transactions with respect to the Company’s Common Shares during the years ended December 31, 2024 and 2023 (dollars in thousands except share amounts):

	December 31, 2024
	Class I		Class S		Class D
	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offerings	47,539	$1,177	—	$—	—	$—
Shares/gross proceeds from the private placements	—	—	—	—	—	—
Share transfers between classes	—	—	—	—	—	—
Reinvestment of distribution	507,074	12,608	82	2	86	2
Repurchased Shares	—	—	—	—	—	—
Net Increase (decrease)	554,613	$13,785	82	$2	86	$2

	December 31, 2023
	Class I		Class S		Class D
	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offerings	3,818,777	$97,425	382	$10	382	$10
Shares/gross proceeds from the private placements	—	—	—	—	—	—
Share transfers between classes	—	—	—	—	—	—
Reinvestment of distribution	35,487	964	—	—	—	—
Repurchased Shares	—	—	—	—	—	—
Net Increase (decrease)	3,854,264	$98,389	382	$10	382	$10

Net Asset Value per Share

The Company determines NAV for each class of Shares each month as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e., the prior month-end NAV). The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the years ended December 31, 2024 and 2023:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
January 2024	$24.70	$25.14	$25.14
February 2024	24.73	25.17	25.16
March 2024	24.78	25.22	25.21
April 2024	24.78	25.22	25.22
May 2024	24.82	25.26	25.25
June 2024	24.89	25.34	25.33
July 2024	24.93	25.38	25.36
August 2024	25.01	25.47	25.45
September 2024	24.97	25.43	25.41
October 2024	24.92	25.38	25.36
November 2024	24.88	25.35	25.33
December 2024	24.93	25.40	25.38

	NAV Per Share
For the Months Ended	Class I	Class S*	Class D*
January 2023	$25.31	$—	$—
February 2023	25.46	—	—
March 2023	25.61	—	—
April 2023	25.75	—	—
May 2023	25.98	—	—
June 2023	26.20	—	—
July 2023	26.43	26.42	26.43
August 2023	26.68	26.65	26.68
September 2023	26.92	26.87	26.91
October 2023	27.17	27.10	27.16
November 2023	27.18	27.32	27.39
December 2023	24.68	25.13	25.13

* Class S and Class D Shares commenced operations on July 3, 2023.

Distributions

To the extent that the Company has taxable income available, the Company intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on Company earnings, financial condition, maintenance of tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time.

Capital gains, if any, are distributed at least annually, although the Company may decide to retain all or some of those capital gains for investment and pay U.S. federal income tax at corporate rates on those retained amounts. If the Company chooses to do so, this generally will increase expenses and reduce the amount available to be distributed to shareholders.

The Board authorizes and declares monthly distribution amounts per share of Class I, Class S and Class D Common Shares. The following tables summarize the Company’s distributions declared during the year ended December 31, 2024 (dollar amounts in thousands except per share):

	Class I
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.22500	$—	$0.22500	$972
February 23, 2024	February 29, 2024	March 27, 2024	0.22500	—	0.22500	986
March 22, 2024	March 28, 2024	April 26, 2024	0.22500	—	0.22500	995
April 22, 2024	April 30, 2024	May 29, 2024	0.22500	—	0.22500	1,009
May 22, 2024	May 31, 2024	June 26, 2024	0.22500	—	0.22500	1,018
June 21, 2024	June 28, 2024	July 29, 2024	0.22500	—	0.22500	1,026
July 22, 2024	July 29, 2024	August 30, 2024	0.22500	—	0.22500	1,036
August 22, 2024	August 29, 2024	September 30, 2024	0.22500	—	0.22500	1,045
September 27, 2024	September 30, 2024	October 31, 2024	0.24000	0.05478	0.29478	1,383
October 25, 2024	October 31, 2024	November 26, 2024	0.24000	0.09638	0.33638	1,596
November 25, 2024	November 29, 2024	December 27, 2024	0.24000	0.08852	0.32852	1,581
December 30, 2024	December 31, 2024	January 28, 2025	0.24000	0.02868	0.26868	1,311

			Class S
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.20680	$—	$0.20680	$—	*
February 23, 2024	February 29, 2024	March 27, 2024	0.20680	—	0.20680	—	*
March 22, 2024	March 28, 2024	April 26, 2024	0.20680	—	0.20680	—	*
April 22, 2024	April 30, 2024	May 29, 2024	0.20680	—	0.20680	—	*
May 22, 2024	May 31, 2024	June 26, 2024	0.20680	—	0.20680	—	*
June 21, 2024	June 28, 2024	July 29, 2024	0.20680	—	0.20680	—	*
July 22, 2024	July 29, 2024	August 30, 2024	0.20680	—	0.20680	—	*
August 22, 2024	August 29, 2024	September 30, 2024	0.20680	—	0.20680	—	*
September 27, 2024	September 30, 2024	October 31, 2024	0.22177	0.05478	0.27655	—	*
October 25, 2024	October 31, 2024	November 26, 2024	0.22177	0.09697	0.31874	—	*
November 25, 2024	November 29, 2024	December 27, 2024	0.22177	0.08863	0.31040	—	*
December 30, 2024	December 31, 2024	January 28, 2025	0.22177	0.02946	0.25123	—	*

			Class D
Declaration Date	Record Date	Payment Date	Regular Distribution Per Share	Variable Distribution Per Share	Total Distribution Per Share	Distribution Amount
January 24, 2024	January 31, 2024	February 27, 2024	$0.22100	$—	$0.22100	$—	*
February 23, 2024	February 29, 2024	March 27, 2024	0.22100	—	0.22100	—	*
March 22, 2024	March 28, 2024	April 26, 2024	0.22100	—	0.22100	—	*
April 22, 2024	April 30, 2024	May 29, 2024	0.22100	—	0.22100	—	*
May 22, 2024	May 31, 2024	June 26, 2024	0.22100	—	0.22100	—	*
June 21, 2024	June 28, 2024	July 29, 2024	0.22100	—	0.22100	—	*
July 22, 2024	July 29, 2024	August 30, 2024	0.22100	—	0.22100	—	*
August 22, 2024	August 29, 2024	September 30, 2024	0.22100	—	0.22100	—	*
September 27, 2024	September 30, 2024	October 31, 2024	0.23485	0.05478	0.28963	—	*
October 25, 2024	October 31, 2024	November 26, 2024	0.23485	0.09656	0.33141	—	*
November 25, 2024	November 29, 2024	December 27, 2024	0.23485	0.08742	0.32227	—	*
December 30, 2024	December 31, 2024	January 28, 2025	0.23485	0.02781	0.26266	—	*

* Less than $500

The following tables summarize the Company’s distributions declared during the year ended December 31, 2023 (dollar amounts in thousands except per share):

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 27, 2023	November 30, 2023	December 20, 2023	$0.22500	$964
December 22, 2023	December 29, 2023	January 20, 2024	$0.22500	$973
December 22, 2023	December 29, 2023	January 20, 2024	$2.57225	$11,118	(1)

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
December 22, 2023	December 29, 2023	January 20, 2024	$0.20680	$—	*
December 22, 2023	December 29, 2023	January 20, 2024	$2.26391	$1	(1)

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
December 22, 2023	December 29, 2023	January 20, 2024	$0.22100	$—	*
December 22, 2023	December 29, 2023	January 20, 2024	$2.32949	$1	(1)

(1) Represents a special distribution.

* Less than $500

Distribution Reinvestment Plan

The Company has adopted a distribution reinvestment plan, pursuant to which all cash dividends declared by the Board on behalf of shareholders who do not elect to receive their dividends in cash as provided below will be reinvested into additional Common Shares. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of the distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.

Character of Distributions

The Company may fund its cash distributions to shareholders from any sources of funds available to us, including borrowings, subscription proceeds from Shares in the Company, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of investments in portfolio companies and fee and expense reimbursement waivers from the Manager, if any.

Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables present the sources of cash distributions on a U.S. GAAP basis that the Company has declared on Common Shares during the years ended December 31, 2024 and 2023 (dollar amounts in thousands except per share):

December 31, 2024
	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$3.03	$13,958	$2.81	$1	$2.97	$1
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

December 31, 2023
	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	3.02	$13,055	$2.47	$1	$2.55	$1
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

Share Repurchase Program

The Company provides liquidity through a quarterly repurchase program pursuant to which it will offer to repurchase, in each quarter, up to 5% of its Common Shares outstanding (either by number of Shares or aggregate NAV) as of the close of the previous calendar quarter. The Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the Company’s best interest and the best interest of the Company’s shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended and Section 23 (c) of the 1940 Act. All Shares purchased by the Company pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Shares. Any repurchases of the Manager’s and affiliate shares will be on the same terms and subject to the same limitations as other shareholders.

Under the Company’s share repurchase program, to the extent the Company offers to repurchase Shares in any particular quarter, the Company expects to repurchase Shares pursuant to quarterly tender offers (such date of the offer, the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective Repurchase Date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

The Company commenced the share repurchase program during the first quarter of 2024. During the year ended December 31, 2024, no Common Shares were repurchased by the Company.

Note 9. Financial Highlights

The following are the financial highlights for the years ended December 31, 2024, and 2023 and for the period from December 13, 2022 (commencement of Operations) through December 31, 2022:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the period from December 13, 2022 (commencement of Operations) through December 31, 2022
	Class I	Class I	Class I
Per Share Operating Performance:(1)
Net asset value, beginning of period	$24.68	$25.09	$25.00
Income from investment operations:
Net investment income (loss)(2)	3.17	2.64	0.09
Net realized and unrealized gains (losses)(3)	0.11	(0.03)	—
Net increase (decrease) in net investment operations	3.28	2.61	0.09
Distributions declared:
From net investment income	(3.03)	(1.93)(8)	—
Tax return of capital distributions	—	(1.09)(8)	—
Total distributions declared	(3.03)	(3.02)	—
Total increase (decrease) in net assets	0.25	(0.41)	0.09
Net asset value, end of period	$24.93	$24.68	$25.09
Total Return(4)	14.02%	10.42%	0.36%
Ratios and supplemental data:
Net assets, end of period (000’s)	$121,564	$106,679	$11,745
Average number of Common Shares outstanding, end of period	4,552,410	3,560,564	468,100
Ratio of gross expenses to average net assets	8.16%	4.72%	7.30%(5)
Ratio of waivers to average net assets	(4.82)%	(4.11)%	(6.80)%(5)
Ratio of net expenses to average net assets	3.34%(7)	0.61%(7)	0.50%(5)
Ratio of net investment income (loss) to average net assets	12.70%	10.34%	6.92%(5)
Portfolio turnover rate(6)	6.62%	11.53%	— %
Asset coverage ratio	229.1%	— %	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.

(2)
Calculated based on average shares outstanding during the period.
(3)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.
(4)
Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Company during the period.
(5)
Annualized, with the exception of certain non-recurring expenses.
(6)
The Company’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short – term investments and certain derivatives. If such transactions were included, the Company’s portfolio turnover rate may be higher.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.11% which is being excluded from the Company’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

	For the Year Ended December 31, 2024	July 3, 2023 through December 31, 2023
	Class S	Class S(6)
Per Share Operating Performance:(1)
Net asset value, beginning of period	$25.13	$26.20
Income from investment operations:
Net investment income (loss)(2)	2.99	1.38
Net realized and unrealized gains (losses)	0.09	0.02
Net increase (decrease) in net investment operations	3.08	1.40
Distributions declared:
From net investment income	(2.81)	(1.38)(8)
Tax return of capital distributions	—	(1.09)(8)
Total distributions declared	(2.81)	(2.47)
Total increase (decrease) in net assets	0.27	(1.07)
Net asset value, end of period	$25.40	$25.13
Total Return(3)	12.88%	5.35%
Ratios and supplemental data:
Net assets, end of period (000’s)	$12	$10
Average number of Common Shares outstanding, end of period	434	382
Ratio of gross expenses to average net assets	452.38%	561.98%(4)
Ratio of waivers to average net assets	(448.19)%	(560.45)%(4)
Ratio of net expenses to average net assets(7)	4.19%	1.53%(4)
Ratio of net investment income (loss) to average net assets	11.80%	10.44%(4)
Portfolio turnover rate(5)	6.62%	11.53%
Asset coverage ratio	229.1%	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.
(2)
Calculated based on average shares outstanding during the period.
(3)
Total return does not consider the effects of sales loads, if any. Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Company during the period.
(4)
Annualized, with the exception of certain non-recurring expenses.
(5)
The Company’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Company’s portfolio turnover rate may be higher.
(6)
Class S commenced operation on July 3, 2023.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.18% which is being excluded from the Company’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

	For the Year Ended December 31, 2024	July 3, 2023 through December 31, 2023
	Class D	Class D(6)
Per Share Operating Performance:(1)
Net asset value, beginning of period	$25.13	$26.20
Income from investment operations:
Net investment income (loss)(2)	3.14	1.46
Net realized and unrealized gains (losses)	0.08	0.02
Net increase (decrease) in net investment operations	3.22	1.48
Distributions declared:
From net investment income	(2.97)	(1.46)(8)
Tax return of capital distributions	—	(1.09)(8)
Total distributions declared	(2.97)	(2.55)
Total increase (decrease) in net assets	0.25	(1.07)
Net asset value, end of period	$25.38	$25.13
Total Return(3)	13.52%	5.65%
Ratios and supplemental data:
Net assets, end of period (000’s)	$12	$10
Average number of Common Shares outstanding, end of period	437	382
Ratio of gross expenses to average net assets	882.37%	560.78%(4)
Ratio of waivers to average net assets	(878.78)%	(559.85)%(4)
Ratio of net expenses to average net assets(7)	3.59%	0.93%(4)
Ratio of net investment income (loss) to average net assets	12.37%	11.04%(4)
Portfolio turnover rate(5)	6.62%	11.53%
Asset coverage ratio	229.1%	— %

(1)
Selected data for a Net Asset Value per share outstanding throughout the period.
(2)
Calculated based on average shares outstanding during the period.
(3)
Total return does not consider the effects of sales loads, if any. Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Company during the period.
(4)
Annualized, with the exception of certain non-recurring expenses.
(5)
The Company’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Company’s portfolio turnover rate may be higher.
(6)
Class D commenced operation on July 3, 2023.
(7)
Includes interest expense from the Revolving Credit Facility of 2.84% and 0.18% which is being excluded from the Company’s contractual waiver for the years ended December 31, 2024 and 2023, respectively.
(8)
The per share data for distributions was derived by using the shares outstanding at period end.

Note 10. Income Tax

The Company elected to be treated, and intends to qualify annually, as a RIC under the Code commencing with its initial taxable year ended December 31, 2023.

The Company files income tax returns in U.S. federal and any applicable state and local jurisdictions. The Company’s federal income tax return is generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Company’s tax positions taken for the open tax year and has concluded that no provision for income tax is required in the Company’s financial statements.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. For the years ended December 31, 2024 and 2023 permanent differences were as follows (dollar amounts in thousands):

	Year Ended December 31, 2024		Year Ended December 31, 2023
Distributable earnings/(accumulated losses)	$104	(1)	$(1,210)	(2)
Paid In capital in excess of par	(104)	(1)	1,210	(2)

(1)
Non deductible expense.
(2)
Reversing pre-RIC election income and gain (loss).

The tax character of distributions paid were as follows (dollar amounts in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023
Ordinary income	$13,960	$8,350
Capital gains	—	—
Return of capital	—	4,707
Total Distributions	$13,960	$13,057

The components of accumulated gains/losses as calculated on a tax basis for the taxable years ended December 31, 2024 and December 31, 2023 as follows (dollar amounts in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023
Undistributed ordinary income	$2,647	$—
Undistributed long-term capital gains	28	—
Accumulated capital and other losses	—	(348)
Unrealized appreciation/(depreciation)	(75)	433
Other Temporary Differences	(1,311)	—
Total accumulated earnings (losses) - Net	$1,289	$85

The cost and unrealized gain (loss) of the Company’s investments, as calculated on a tax basis, at December 31, 2024 and December 31, 2023 as follows (dollar amounts in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023
Gross unrealized appreciation	$1,949	$504
Gross unrealized depreciation	(1,989)	(73)
Net unrealized appreciation (depreciation)	$(40)	$431

Tax cost of investments	$210,272	$114,358

The differences between GAAP and tax basis were primarily attributable to mark-to-market of forwards contracts and other GAAP to tax differences.

The Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner for each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one- year period ending October 31 in that calendar year and (3) any income or gain realized, but not distributed, in prior years. For the year ended December 31, 2024, the Company did not incur any excise tax expense.

Note 11. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of December 31, 2024, except as discussed below.

On January 17, 2025, the Company entered into an agreement to increase the aggregate commitments under the Revolving Credit Facility from $150 million to $175 million. The accordion feature of the Revolving Credit Facility allows the Company, under certain circumstances, to increase the aggregate commitments under the Revolving Credit Facility up to $350 million.

On January 28, 2025, the Company declared a distribution of $0.29226 per Class I Share, $0.27438 per Class S Share, and $0.28723 per Class D Share which was paid on February 27, 2025 to shareholders of record as of January 31, 2025.

On February 27, 2025, the Company declared a distribution of $0.27707 per Class I Share, $0.25894 per Class S Share, and $0.27175 per Class D Share which is payable on March 28, 2025 to shareholders of record as of February 28, 2025.

Tax Information (unaudited)

For the year ended December 31, 2024, the PGIM Private Credit Fund reported the maximum amount allowable for interest related dividends in accordance with Section 871 (k) (1) and Section 881 (e) (1) of the Internal Revenue Code were not less than 75.92%.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT Not for Execution

Subscription Agreement Form	For assistance: (844) 753-6354 (Mon to Fri 8:00am – 5:00pm CST.)

Subscription Agreement to purchase shares of PGIM Private Credit Fund (set up a new account)

1. Your Investment

A. Investment Information

Investment Amount $

B. Investment Method

● Please make check payable to PGIM Investments and send the completed agreement and checks to:

Regular Mail PGIM Investments PO Box 219929 Kansas City MO 64121-9929	Express Mail PGIM Investments 430 W 7th Street Suite 219929 Kansas City, MO 64105-1407

● By wire: Please contact us at (844) 753-6354 for account number before sending wire.

Bank: UMB Bank

SS&C GIDS, Inc. As Agent For PGIM Investments

ABA routing # 1010-0069-5

Account number: 9872656466

Address:

1055 BROADWAY BLVD STE 311

KANSAS CITY MO 64105-157

5FFC: Reference client account number and name

C. Share Class Selection

☐	Share Class S* TA code 5182 (Minimum investment is $2,500)	☐	Share Class D ** TA code 5181 (Minimum investment is $2,500)	☐	Share Class I*** TA code 5180 (Minimum investment is $1,000,000) (If you select Class I, then also check one box at the bottom of page 2)

*Class S available to the general public through selling agents and other financial intermediaries that offer such share class.

**Class D available to direct investors to the PGIM Private Credit Fund without a selling agent or other financial intermediary through (1) a fee-based program, (2) participating broker with alternate fee arrangements, (3) transaction/ brokerage platforms at participating brokers, (4) certain registered investment advisors, and (5) bank trust departments or other organizations authorized to act in a fiduciary capacity.

***Class I has no upfront selling commission or shareholder servicing or distribution feed are paid for sales of Class I Shares. Class I is eligible (1) through fee-based programs that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, and (5) to PGIM/Prudential Employees and their immediate family members. The Intermediary Manager has determined that Class I purchase minimums will be waived for clients of Registered Investment Advisors, Dealers who offer Class I by agreement and PGIM/Prudential Employees and their immediate family members. See PGIM Private Credit Fund’s Prospectus for additional eligibility requirements.

2. Registration: (Choose A, B, or C) Add custodian to section D if applicable**

A. ☐ Individual ☐ Joint Account* ☐ IRA account	**(if you do not have an IRA custodian please contact us.)

Owner Name (First Name, MI, Last Name)	Social Security Number	Date of Birth (MM/DD/YYYY)

Joint Owner Name (First Name, MI, Last Name)	Social Security Number	Date of Birth (MM/DD/YYYY)

B. ☐ Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Account

State under whose laws the gift or transfer is being made.

Minor Name (First Name, MI, Last Name)	Social Security Number	Date of Birth (MM/DD/YYYY)

Adult Custodian Name (First Name, MI, Last Name)	Social Security Number	Date of Birth (MM/DD/YYYY)

*(If more than one owner, “joint tenants with rights of survivorship” is assumed unless otherwise specified.)

C. ☐ Trust ☐ Corporation ☐ 401(K) ☐ Conservator/Guardianship ☐ Partnership ☐ Other

Name of Entity (as it appears on supporting documents) See additional notes on page 6 for entity accounts	☐ Tax ID or ☐ SSN*	Date of Formation (MM/DD/YYYY)

☐ Yes ☐ No Tax Exempt?

Entity Legal Address

Authorized Signor (First Name, MI, Last Name)	Social Security Number	Date of Birth (MM/DD/YYYY)

D. Custodian Information**

Custodian Name	Custodian Tax ID

Custodian Phone#		Custodian Stamp Here

Note for all applicants, p lease check one box below:

☐	Prudential Employee	☐	Prudential Officer or Director	☐	Immediate Family Member of Prudential Officer or Director	☐	Not Applicable

3. Registration Mailing Address and Additional Owner Information

Your account will have one primary mailing address and will be considered the account’s address of record and be used for all account mailings. (You may use a PO Box as a mailing address.)

Street address (You may use a PO Box for account mailings)

City	State	ZIP Code

*Email address	Phone Number

Sign Me Up For e-Delivery!

☐	Select this box to choose e-Delivery for Statements, Confirmations, Fund Prospectuses, Tax Forms and shareholder reports*

*By enrolling for e-Delivery you consent to receive electronic versions instead of paper copies of documents for your account. Once your account is established visit https://pgim.com/privatecredit to enroll your account for online access. Once enrolled you can choose other e-Delivery options. PGIM will only use your email address to provide you with the material you requested or to send important news about your account.

Note: All documents will be sent to you by U.S. Mail if you do not select a delivery preference.

With respect to any use by the RIA or BD, as applicable, of the electronic delivery and electronic signature of this Subscription Agreement, the RIA or BD, as applicable, represents and warrants that it has complied with all applicable rules, regulations and guidelines issued by the SEC, FINRA, the North American Securities Administrators Association, Inc. (“NASAA”) (including all of the applicable requirements set forth in the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures, as may be amended from time to time (the “Statement of Policy”), in every U.S. jurisdiction irrespective of whether the jurisdiction has adopted such policy) and individual state securities administrators and any other applicable laws or regulations and guidelines pertaining to the electronic delivery and electronic signature of the Subscription Agreement. The RIA or BD, as applicable, acknowledges that it is acting as an agent of the Company only with respect to the electronic delivery of the Subscription Agreement, the administration of the subscription process and the obtainment of electronic signatures thereto and only to the extent its actions are in compliance with the Statement of Policy and the provisions of this Subscription Agreement.

4. Additional Owner Information (if applicable, otherwise go to section 5)

A. Information for: ☐ Co-Owner ☐ Minor ☐ Trustee ☐ Authorized Signor ☐ Other

Please provide the below information for each co-owner/ minor/ custodian/ trustee or authorized signor on the account (section A, B, C or D).

Residential/Permanent address is required (we cannot accept a PO Box or a rural route number)

☐	Check here if owner address is same as mailing address

First Name, MI, Last Name	Social Security Number	Date of Birth (MM/DD/YYYY)

Street address (may not be a PO Box)

City	State	ZIP Code

Home phone	Cell phone

Marital Status: ☐ Married ☐ Single ☐ Widowed ☐ Divorced	Number of Dependents

4. Additional Owner Information (continued)

Citizenship ☐ U.S. Citizen ☐ Resident alien ☐ Nonresident alien*	Country of residence

For Foreign Persons: Passport Number and Country of Issuance, or other similar identification number

Occupation	Primary Industry (i.e. manufacturing, retail, transportation, finance)

Ranges	Annual Income	Liquid Net Worth
$0-49,999	☐	☐
$50,000-99,999	☐	☐
$100,000-249,999	☐	☐
$250,000-499,999	☐	☐
$500,000-999,999	☐	☐
$1,000,000-4,999,999	☐	☐
$5,000,000 +	☐	☐

* Nonresident aliens must attach the applicable Internal Revenue Service (IRS) Form W-8 (BEN, ECI, EXP, IMY), which can be obtained at www.irs.gov.

B. Information for: ☐ Co-Owner ☐ Custodian ☐ Co-Trustee ☐ Other

Please provide the below information f or each co-owner/ minor/ custodian/ trustee on the account (section A, B, C or D)

☐	Check here if owner address is same as mailing address

First Name, MI, Last Name	Social Security Number	Date of Birth (MM/DD/YYYY)

Street address (may not be a PO Box)

City	State	ZIP Code

Home phone	Cell phone

Marital Status: ☐ Married ☐ Single ☐ Widowed ☐ Divorced	Number of Dependents

Citizenship ☐ U.S. Citizen ☐ Resident alien ☐ Nonresident alien*	Country of residence

4. Additional Owner Information (continued)

For Foreign Persons: Passport Number and Country of Issuance, or other similar identification number

Occupation	Primary Industry (i.e. manufacturing, retail, transportation, finance)

Ranges	Annual Income	Liquid Net Worth
$0-49,999	☐	☐
$50,000-99,999	☐	☐
$100,000-249,999	☐	☐
$250,000-499,999	☐	☐
$500,000-999,999	☐	☐
$1,000,000-4,999,999	☐	☐
$5,000,000 +	☐	☐

* Nonresident aliens must attach the applicable Internal Revenue Service (IRS) Form W-8 (BEN, ECI, EXP, IMY), which can be obtained at www.irs.gov.

5. Cost Basis Election

Please provide your cost basis calculation method. PGIM default method is Average Cost. If you accept PGIM default method for your taxable transactions, then you can skip this section. Under current IRS regulations, you have up to the date of the first redemption of shares acquired to change your elections.

Check only one method from the list below.

☐

Average Cost—Under this method, we use the average basis of all shares owned at the time of redemption, regardless of how long you owned them. To determine the holding period, the shares sold are considered to be those acquired first.

☐

First In First Out (FIFO)—This method keeps track of every tax lot of shares purchased. When calculating gain or loss, this method depletes tax lots in the chronological order in which available lots were acquired.

☐	Last In First Out (LIFO)—The most recent shares acquired will be redeemed first.

☐	Highest Cost In, First Out (HIFO)—The highest cost shares will be redeemed first.

☐	Lowest Cost In, First Out (LOFO)—The lowest cost shares will be redeemed first. Lowest Cost Long-Term

☐	Loss Gain Utilization (LGU)-- Evaluates losses and gains, and also strategically selects lots based on the loss/gain in conjunction with the holding period.

6. Designated Representative or Trusted Contact

Provide information about the person you designate to receive the applicable notice(s) or be contacted on your account. For more information please refer to the ‘How to Name a Third-Party Contact’ information attached to end of this application. By completing this section and signing this application, I hereby authorize PGIM to register a designated representative or trusted contact on my account. I understand that I may revoke this authorization at any time by providing written instructions to PGIM.

First name	Middle Initial	Last Name

Street Address

City	State	Zip Code

Home Phone	Mobile Phone	Email Address

Entity Accounts Additional Notes (Trusts, Corporations, Conservator/Guardianship.401(k), Partnership, Other:

We require that you include a copy of the pages in your trust or formation agreement that show the name of the entity or trust, the trust date, and a listing of all trustees or authorized signers and their signatures.

Follow the instructions in each section and complete all applicable sections. PGIM Investments is required to obtain, verify, and record information on each person who is associated with an account. This information is required under the USA Patriot Act to help the government fight the funding of terrorism and money laundering activities. If the correct information is not provided, we will be unable to open your new account.

Also, review the Privacy Policy at the end of this form and retain it for your records

We may ask for other information that will allow us to identify you. We may also ask for copies of documents. Please be sure to review and have each associated person sign the application. If you have more than 2 owners please include the information for each account owner on a separate sheet using the same format as in section 3.

Beneficial Owners/Executive Management: Federal regulation require certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Please refer to the last page of this application for more information on beneficial owner disclosures.

Please provide a copy of a Corporate Resolution, List of Authorized Signers or Articles of Incorporation certified within 30 days stating the associated person(s) with authority to open the account on behalf of the entity.

If you do not have a Broker/Dealer you will need to complete the ‘INSTITUTIONAL SUITABILITY CERTIFICATE AFFIRMATIVE INDICATION OF EXERCISE OF INDEPENDENT JUDGMENT’ on page 13.

7.
Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, TEXAS, VERMONT OR WASHINGTON.

☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A.
☐ Check mailed to street address (only available for non-custodial investors).
B.
☐ Check mailed to secondary address (only available for non-custodial investors).
C.
☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK
D.
☐ Check mailed to Third party Financial Institution (complete section below).

☐ If you ARE a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

I authorize PGIM Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify PGIM Private Credit Fund in writing to cancel it. In the event that PGIM Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Bank Name	Bank Account Number	Bank Routing Number

Name Of Depositor (first, last name)	Name of Joint Depositor (first, last name)

At least one owner’s name must be listed on both the mutual fund account and the bank account that will be debited.

8.
Financial Professional To be completed by the Investor’s RIA or Registered Representative

The financial professional who is a registered representative (RR) of a Broker-Dealer (BD) or an investment adviser representative (IAR) of a Registered Investment Advisor (“RIA”) must sign below to complete the order. The RR and/or IAR, as applicable, hereby warrants that he/she is duly licensed and can advise investors regarding stock of the Company (as defined below) of any class or series (the “Shares”) in the state designated as the investor’s legal residence.

Name of Firm	Name of Financial Professional

Mailing Address

City	State	Zip Code

CRD or IARD	Name of Clearing Firm	Name of Affiliate RIA (if applicable)

E-mail Address	Fax Number

Operations Contact Name	Operations Contact Email Address

The RR or IAR must sign below to complete the order. The undersigned confirms by its signature, on behalf of the BD or RIA, that it (i) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor is properly authorized and identified; (iii) has discussed such investor’s prospective purchase of Shares with such investor and (iv) has advised such investor of all pertinent facts with regard to the liquidity and marketability of the Shares.

None of the BD, RR, RIA or IAR is authorized or permitted to give, and represents that it has not given, any information or any representation concerning the Shares except (i) as set forth in the prospectus, as amended and supplemented, and (ii) any additional sales literature which has been approved in advance in writing by PGIM Private Credit Fund (the “Company”) (such information, the “Supplemental Information”). Each of the BD, RR, RIA and IAR, as applicable, represents that it has not altered the prospectus or any Supplemental Information, including by supplementing the Supplemental Information with unapproved materials. Each of the BD, RR, RIA and IAR, as applicable, has delivered a copy of the prospectus, and all amendments and supplements thereto, to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares in order to ensure that all required documentation is completed and received by the Company at least five (5) business days prior to the first day of the calendar month, or such other date as may be specified in the prospectus (as amended and supplemented) from time to time. Each of the BD, RR, RIA and IAR, as applicable, represents that it has not shown or given to the investor or reproduced any material or writing which was supplied to it by the Company or its agents and marked “BD Only,” “RIA only,” “For Financial Advisor Use Only,” “For Financial Professional Use Only” or otherwise bearing a legend denoting that it is not to be shared with or given to investors.

The RIA represents that it is presently registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the RIA has clients, or is exempt from such registration requirements. The BD represents that it is presently registered as a broker or dealer under the Securities Exchange Act of 1934, as amended; is a member of the Financial Industry Regulatory Authority (FINRA), and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the BD has clients, or is exempt from such registration requirements. The RIA or BD, as applicable, represents that it is in compliance with all the applicable requirements imposed upon it under (a) the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state and federal laws and regulations applicable to the activities of the RIA or BD, as applicable, pursuant to this Subscription Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the USA Patriot Act of 2001, and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury (“OFAC”); and (d) this Subscription Agreement and the prospectus as amended and supplemented. The RIA’s or BD’s, as applicable, acceptance of this Subscription Agreement constitutes a representation to the Company that the RIA or BD, as applicable, is a properly registered or licensed RIA or BD, duly authorized to perform that activities contemplated by this Subscription Agreement under federal and state securities laws and regulations and in the states in which such activities occur. The RIA or BD, as applicable, agrees to comply with the record-keeping requirements imposed by federal and state laws. The RIA is not a member of the FINRA and, based on the activities it performs, is not required to be a member of FINRA or to register as a broker or deal under federal or state laws, rules or regulations.

The RIA or BD, as applicable, represents that the investor meets the financial qualifications set forth in the prospectus, as amended and supplemented, or in any suitability letter or memorandum sent to it by the Company and a person who is eligible to purchase the applicable class of Shares as described in the prospectus, as amended and supplemented. The RIA or BD, as applicable, has made every reasonable effort to determine that the purchase of Shares by the investor is a in the investor’s best interest and appropriate investment for such investor. In making this determination, the RIA or BD, as applicable, has ascertained that the investor: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective investor’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the investor may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the tax consequences of the investment; and (6) the background of the Company’s external advisor. The RIA or BD, as applicable, has made this determination on the basis of information it has obtained from the investor, including at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective investor, as well as any other pertinent factors. The RIA or BD, as applicable, agrees to maintain records of the information used to determine that an investment in Shares is suitable and appropriate for the investor for a period of six years. The RIA or BD, as applicable, represents further that it has conducted, or has directed its agent or the account custodian to conduct on the RIA’s or BD’s behalf, all necessary due diligence and “know your customer” checks on the investor in order to comply with any and all applicable laws, rules, and regulations including, but not limited to, the USA Patriot Act of 2001, the Bank Secrecy Act, regulations or orders issued by OFAC, and any other applicable anti-money laundering laws, rules, or regulations. The RIA or BD, as applicable, further agrees to make the best interest records available to the Company upon request and to make them available to regulators and self- regulatory bodies upon the Company’s receipt of a subpoena or other appropriate document request from such agency.

Continued

The undersigned agrees by its signature, on behalf of itself and the RIA or BD, as applicable, listed below, that PGIM Private Credit Fund, Prudential Mutual Fund Services LLC (“PMFS”) and Prudential Investment Management Services LLC (“PIMS”), and each person who controls any of them within the meaning of either Section 15 of the Securities Act, are intended third-party beneficiaries of this attestation with the authority to directly seek redress for the violation of any of the representations, warranties and covenants contained herein. The RIA or BD, as applicable, agrees to indemnify and hold harmless PGIM Private Credit Fund, PMFS and PIMS, and each person who controls any of them within the meaning of either Section 15 of the Securities Act, from and against any and all loss, liability, claim, damage, expense or result of any regulatory action (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, arising out of any breach of the representations in this Section.

The undersigned represents that the Shares are being purchased through an RIA or BD.

X	X
Financial Professional Signature Date (mm/dd/yyyy)	Broker-Dealer or Clearing Firm / Platform Signature Date (mm/dd/yyyy) (If required by Broker)

9.
Subscriber Signatures (Account Owner or Authorized Person must complete)

PGIM Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, PGIM Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce PGIM Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

9.a.
Please Note: All Items in this section 9.a. must be read and initialed

		Primary Investor Initials	Co-Investor Initials

(i)	I have received the prospectus (as amended or supplemented) for PGIM Private Credit Fund at least five business days prior to the date hereof.
		Initials	Initials

(ii)

I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		Initials	Initials

(iii)

In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

		Initials	Initials

(iv)	If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.
		Initials	Initials

(v)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		Initials	Initials

(vi)	I acknowledge that an investment in PGIM Private Credit Fund involves a higher degree of risk, including the risk that I may lose my entire investment.
		Initials	Initials

		Primary Investor Initials	Co-Investor Initials

(vii)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		Initials	Initials

(viii)	I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States
	except as otherwise described in the prospectus.	Initials	Initials

(ix)	I acknowledge that PGIM Private Credit Fund may enter into transactions with Prudential affiliates that involve conflicts of interest as described in the prospectus.
		Initials	Initials

(x)

I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at https://www.pgim.com/privatecredit as of the last day of each month within 20 business days of the last day of each month.

		Initials	Initials

(xi)

I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on PGIM Private Credit Fund’s toll-free, automated telephone line, (844) 753-6354.

		Initials	Initials

9.b.
If you live in any of the following states, please complete Appendix A to PGIM Private Credit Fund Subscription Agreement:

Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Puerto Rico, Tennessee, Texas and Vermont

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by PGIM Private Credit Fund. I acknowledge that the RIA or BD, as applicable, indicated in Section 8 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the RIA or BD of record at any time by contacting PGIM Private Credit Fund Investor Relations at the number indicated below.

If you do not have an RIA or BD indicated in Section 8 of this Agreement, the account is designated as “broker-dealer unassigned” and is considered a self-directed account. Please note that you are not a client of, and you have no relationship with, our affiliated FINRA-regulated broker-dealer, Prudential Investment Management Services LLC. Your account is held at the transfer agent Prudential Mutual Fund Services LLC.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

(1)
The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)
I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)
The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Non-individual Account (including participant-directed ERISA plans and retirement accounts)

ACCEPTANCE OF INVESTMENTS ON BEHALF OF ERISA PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS IS IN NO RESPECT A REPRESENTATION BY THE FUND, ITS INVESTMENT ADVISER, ITS DISTRIBUTOR OR THE APPLICABLE FINANCIAL INTERMEDIARY THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN, OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN.

The undersigned hereby certifies and warrants that: (a) if acting on behalf of a corporation, partnership, trust or otherwise, he/she has full power and authority from or on behalf of the entity named below and its shareholders, partners, beneficiaries, or members (i) to complete, execute, and deliver this application form on their behalf; and (ii) if acting on behalf of themselves or on behalf of a corporation, partnership, trust or otherwise, to make and affirm and re-affirm (as the case may be) all of the representations, warranties, certifications, agreements, acknowledgments and undertakings set forth in this application form and in any prior application form submitted by such undersigned or on their behalf connection with a subscription to purchase shares, which representations, warranties, certificates, agreements, acknowledgments, elections and undertakings shall, for the avoidance of doubt, apply to their total investment in the Fund, including the additional shares subscribed for hereby; and (b) if acting on behalf of a corporation, partnership, trust or otherwise the investment in the Fund is authorized under applicable law and the governing documents of the entity, and has been affirmatively authorized by the governing board or body, if any, of the entity, and is legally permissible.

X		X
Account Owner or Authorized Signature	Date (mm/dd/yyyy)	Joint Owner or Authorized Signature	Date (mm/dd/yyyy)

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

10.
Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of PGIM Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 or Section 9 above, they are asked to promptly notify PGIM Private Credit Fund and the RIA or BD, as applicable, in writing. The RIA or BD, as applicable, may notify PGIM Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 or Section 9 above, and PGIM Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of PGIM Private Credit Fund.

Return the completed Subscription Agreement to:

Standard mail to:	Overnight mail to:
PGIM Investments	PGIM Investments
PO Box 219929	430 W 7th Street Suite 219929
Kansas City, MO 64121-9929	Kansas City, MO 64105-1407

PGIM Private Credit Fund Investor Relations:

844-753-6354

Appendix A

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co- Investor Initials

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in PGIM Private Credit Fund will only be sold to me if I have a liquid net
worth of at least 10 times my investment in PGIM Private Credit Fund and its affiliates.	Initials	Initials

If I am a California resident, I may not invest more than 10% of my liquid net worth in the PGIM Private Credit Fund and must have either (a) a liquid net
worth of $100,000 and annual gross income of $85,000 or (b) a liquid net worth	Initials	Initials
of $350,000. For this purpose, the net worth shall be determined exclusive of home, home furnishing and automobiles. Assets shall be valued at fair market value.

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000.
Additionally, the total investment in PGIM Private Credit Fund shall not exceed	Initials	Initials
10% of my liquid net worth.

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least
$100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000
(net worth should be determined exclusive of home, auto and home furnishings); and
(ii) limit my aggregate investment in this offering and in the securities of other	Initials	Initials
non-traded business development companies to 10% of my liquid net worth
(liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). If I am an accredited investors as defined in Regulation D under the Securities Act of 1933, as amended,
I am not subject to the foregoing concentration limit.

If I am a Kansas resident, I understand that the Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in PGIM Private
Credit Fund’s securities and other similar investments to not more than 10% of	Initials	Initials
their liquid net worth.

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in PGIM Private Credit Fund or its affiliates. “Liquid net worth” is defined as that
portion of net worth that is comprised of cash, cash equivalents and readily	Initials	Initials
marketable securities.

	Primary Investor Initials	Co- Investor Initials

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of
Securities that my aggregate investment in this offering and other similar direct
participation investments not exceed 10% of my liquid net worth. For this purpose,	Initials	Initials
“liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

If I am a Massachusetts resident, I must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts resident's investment in the
PGIM Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not
exceed 10% of his or her liquid net worth.	Initials	Initials

If I am a Missouri resident, in addition to the suitability standards set forth above,
I may not invest more than 10% of my liquid net worth in PGIM Private Credit Fund.
	Initials	Initials

If I am a Nebraska resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other
business development companies to 10% of such investor’s net worth. Investors who	Initials	Initials
are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or
(b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth”
is defined as that portion of net worth (total assets exclusive of home, home	Initials	Initials
furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in PGIM
Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings)
may not exceed 10% of my liquid net worth, and (2) I acknowledge that although
PGIM Investments LLC (the “Manager” or “PGIM Investments”), the investment adviser to PGIM Private Credit Fund, will advance all organization and offering expenses of PGIM Private Credit Fund, and may elect to pay certain of PGIM
Private Credit Fund’s expenses, PGIM Private Credit Fund is obligated to reimburse the Manager, and this will reduce the returns available to investors.

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten
percent (10%) of my liquid net worth in shares of PGIM Private Credit Fund, its	Initials	Initials
affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

	Primary Investor Initials	Co- Investor Initials

If I am a North Dakota resident, I have a net worth of at least ten times my investment in PGIM Private Credit Fund.
	Initials	Initials

If I am an Ohio resident, Purchasers residing in Ohio may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded BDCs. For purposes of
Ohio’s suitability standard, “liquid net worth” is defined as that portion of net	Initials	Initials
worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Regulation D under the Securities Act of 1933.

If I am an Oklahoma resident, I may not invest more than 10% of my liquid net worth in PGIM Private Credit Fund.
	Initials	Initials

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net
worth excluding the value of the investor’s home, home furnishings and automobile.	Initials	Initials

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in PGIM Private Credit Fund, its affiliates and other non-traded real estate investment
programs. For these purposes, “liquid net worth” is defined as that portion of net worth	Initials	Initials
(total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in PGIM Private Credit Fund.
	Initials	Initials

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17
C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability
standards described above, if I am non-accredited Vermont investors, I may not	Initials	Initials
purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities

Appendix B: Additional Questionnaire

Instructions: All purchasers please complete this Appendix B in its entirety.

1.	Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations1 or will you use the assets of a “benefit plan investor”2 to invest in PGIM Private Credit Fund?	☐	Yes	☐	No

2.

If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in PGIM Private Credit Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

%

3.

If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in PGIM Private Credit Fund are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

%

4.

Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of PGIM Private Credit Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

		☐	Yes	☐	No

1 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2 The term “benefit plan investor” includes, for example: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for example, an individual retirement account (an “IRA”), an individual retirement annuity, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as, for example, a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

Information and Disclosures

CERTIFICATION REGARDING BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS

To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e., the beneficial owners) helps law enforcement investigate and prosecute these crimes.

Any person opening a new account on behalf of a legal entity with any of the following U.S. financial institutions: (i) a bank or credit union; (ii) a broker or dealer in securities; (iii) a mutual fund; (iv) a futures commission merchant; or (v) an introducing broker in commodities.

A legal entity includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

What information do I have to provide?

You are required to provide the name, legal address, date of birth and Social Security number (or passport number or other similar information, in the case of foreign persons) for the following individuals (i.e., the beneficial owners):

(i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 25 percent or more of the shares of a corporation); and

(ii) An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer). The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25 percent equity holders under section (i)).

The financial institution may also ask to see a copy of a driver’s license or other identifying document for each beneficial owner listed on this form.

Appendix B: Additional Questionnaire

Instructions: All purchasers please complete this Appendix B in its entirety.

1.
Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations1 or will you use the assets of a “benefit plan investor”2 to invest in PGIM Private Credit Fund?

☐ Yes ☐ No

2.
If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in PGIM Private Credit Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

%

3.
If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in PGIM Private Credit Fund are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

%

4.
Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of PGIM Private Credit Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐ Yes ☐ No

1 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2 The term “benefit plan investor” includes, for example: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for example, an individual retirement account (an “IRA”), an individual retirement annuity, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as, for example, a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

B-1

PGIM Private Credit Fund

Maximum Offering of $2,500,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by PGIM Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

April 30, 2025

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)
Financial Statements

The following financial statements of PGIM Private Credit Fund are included in Part A of this Registration Statement.

(2)
Exhibits.

(a)(1)

Certificate of Amendment to the Certificate of Trust of the Registrant. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on November 1, 2022.

(a)(2)

Third Amended and Restated Agreement and Declaration of Trust of the Registration. Incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed on July 16, 2024.

(b)(1)	Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.3 of the Registrant’s Annual Report on Form 10-K, filed on March 25, 2024.
(c)	Not Applicable.
(d)	Form of Subscription Agreement. Incorporated herein by reference to Exhibit 4.1 of the Registrant’s Annual Report on Form 10-K, filed on March 19, 2025.
(e)

Form of Distribution Reinvestment Plan. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on November 1, 2022.

(f)	Not Applicable.
(g)(1)	Second Amended and Restated Management Agreement between PGIM Private Credit Fund and PGIM Investments LLC, dated April 30, 2025. Filed herewith.
(g)(2)

Second Amended and Restated Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc., dated November 15, 2024. Incorporated herein by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K, filed on December 19, 2024.

(g)(3)	Sub-Subadvisory Agreement between PGIM, Inc., on behalf of PGIM Private Capital and Deerpath Capital Management, LP, dated April 24, 2025. Filed herewith.
(h)(1)

Amended and Restated Intermediary Manager Agreement between PGIM Private Credit Fund and Prudential Investment Management Services, LLC, dated November 1, 2024. Incorporated herein by reference to Exhibit 10.1 of the Registrant’s Quarterly Report on Form 10-Q, filed on November 12, 2024.

(h)(2)

Form of Selected Intermediary Agreement. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on November 10, 2022.

(h)(3)	Distribution and Service Plan, dated June 20, 2023. Incorporated herein by reference to Exhibit 10.8 of the Registrant’s Quarterly Report on Form 10-Q, filed on August 11, 2023.
(i)	Not Applicable.
(j)

Custodian Agreement between PGIM Private Credit Fund and State Street Bank and Trust Company, dated October 28, 2022. Incorporated herein by reference to Exhibit 10.15 of the Registrant’s Annual Report on Form 10-K, filed on March 25, 2024.

(k)(1)

Administration Agreement between PGIM Private Credit Fund and State Street Bank and Trust Company, dated November 7, 2022. Incorporated herein by reference to Exhibit 10.16 of the Registrant’s Annual Report on Form 10-K, filed on March 25, 2024.

(k)(2)

Transfer Agency and Service Agreement between PGIM Private Credit Fund and Prudential Mutual Fund Services LLC, dated April 3, 2023. Incorporated herein by reference to Exhibit 10.7 of the Registrant’s Quarterly Report on Form 10-Q, filed on August 11, 2023.

(k)(3)	Multi-Class Plan, dated June 20, 2023. Incorporated herein by reference to Exhibit 10.9 of the Registrant’s Quarterly Report on Form 10-Q, filed on August 11, 2023.
(k)(4)

Expense Limitation and Reimbursement Agreement between PGIM Private Credit Fund and PGIM Investments LLC, dated May 5, 2023. Incorporated herein by reference to Exhibit 10.5 of the Registrant’s Quarterly Report on Form 10-Q, filed on August 11, 2023.

(k)(5)

Management Fee Waiver Letter between PGIM Private Credit Fund and PGIM Investments LLC, dated December 13, 2024. Incorporated herein by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K, filed on December 19, 2024.

(k)(6)

Subadvisory Fee Waiver Letter between PGIM Investments LLC and PGIM, Inc., dated December 13, 2024. Incorporated herein by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K, filed on December 19, 2024.

(k)(7)(i)

Senior Secured Revolving Credit Agreement, dated as of October 30, 2023, by and among PGIM Private Credit Fund and Sumitomo Mitsui Banking Corporation as administrative agent, collateral agent, syndication agent, lead arranger and joint book runner. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on November 1, 2023.

(k)(7)(ii)

Response to Notice of Commitment Increase Request, dated January 17, 2025, by and among the PGIM Private Credit Fund and Natixis, New York Branch. Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on January 23, 2025.

(l)	Opinion of Morris, Nichols, Arsht & Tunnell LLP. Filed herewith.
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm. Filed herewith.
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on April 30, 2024.
(r)(2)	Code of Ethics of the Manager. Incorporated by reference to the PGIM Credit Income Fund Registration Statement on Form N-2 filed via EDGAR on March 27, 2025 (File No. 333-274044).
(r)(3)	Code of Ethics of PGIM, Inc. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on April 30, 2024.
(r)(4)	Code of Ethics of Deerpath Capital Management, LP. Filed herewith.
(s)	Filing Fee Exhibit. Filed herewith.
(t)	Power of Attorney. Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-268093), filed on March 31, 2025.
101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema With Embedded Linkbase Documents.

104	Cover Page Interactive Data File. Formatted in Inline XBRL and contained in exhibit 101.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at March 31, 2025.

Number of
Title of Class	Record Holders
Class S	1
Class D	1
Class I	22

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” “Management and Advisory Arrangements” and “Plan of Distribution— Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to offering its shares to the public, the Registrant expects to obtain liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of the Manager

PGIM Investments LLC and PGIM, Inc. serve as the investment manager and investment subadviser to the Registrant, respectively. PGIM Investments LLC and PGIM, Inc. are each engaged in the investment management business. For information as to the business, profession, vocation or employment of a substantial nature in which PGIM Investments LLC, PGIM, Inc. and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in PGIM Investments LLC’s Form ADV (SEC File No. 801-31104) and PGIM, Inc.’s Form ADV (SEC File No. 801-22808), each as filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1)
the Registrant;
2)
the Transfer Agent;
3)
the Custodian
4)
the Manager;
5)
the Subadviser; and
6)
the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1)
Not applicable.
2)
Not applicable.
3)
Registrant undertakes:
a.
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (1), (2) and (3) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by us pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;

b.
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;
c.
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.
that, for the purpose of determining liability under the Securities Act to any purchaser,
i.
if the Registrant is subject to Rule 430B under the 1933 Act:
1.
each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
2.
each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
ii.
if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
e.
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter; and
ii.
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
iii.
the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iv.
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4)
Registrant undertakes that, for the purpose of determining any liability under the Securities Act:
a.
the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
b.
each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5)
Not applicable.
6)
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7)
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 30th day of April, 2025.

PGIM PRIVATE CREDIT FUND

By:	/s/ Stuart S. Parker*
Name:	Stuart S. Parker
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

	Signature	Title	Date

	/s/ Morris L. McNair, III*	Trustee	April 30, 2025
Morris L. McNair, III

	/s/ Mary Lee Schneider*	Trustee	April 30, 2025
Mary Lee Schneider

	/s/ Thomas M. Turpin*	Chairperson and Trustee	April 30, 2025
Thomas M. Turpin

	/s/ Scott Benjamin*	Trustee and Vice President	April 30, 2025
Scott Benjamin

	/s/ Stuart S. Parker*	President and Principal Executive Officer	April 30, 2025
Stuart S. Parker

	/s/ Christian J. Kelly*	Chief Financial Officer	April 30, 2025
	Christian J. Kelly	(Principal Financial Officer)

	/s/ Elyse McLaughlin*	Treasurer and Principal Accounting	April 30, 2025
	Elyse McLaughlin	Officer

*By:	/s/ George Hoyt
George Hoyt
As Agent or Attorney-in-Fact

April 30, 2025

The original powers of attorney authorizing Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness, Debra Rubano, George Hoyt and Devan Goolsby to execute the Registration Statement, and any amendments thereto, for the trustees and officers of the Registrant on whose behalf this registration statement is filed, have been executed and are incorporated by reference herein to Item 25, Exhibit (t).

EXHIBIT LIST

(g)(1)	Second Amended and Restated Management Agreement between PGIM Private Credit Fund and PGIM Investments LLC, dated April 30, 2025.
(g)(3)	Sub-Subadvisory Agreement between PGIM, Inc., on behalf of PGIM Private Capital and Deerpath Capital Management, LP, dated April 24, 2025.
(l)	Opinion of Morris, Nichols, Arsht & Tunnell LLP.
(n)	Consent of Independent Registered Public Accounting Firm.
(r)(4)	Code of Ethics of Deerpath Capital Management, LP.
(s)	Filing Fee Exhibit.